                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5857
                                  ---------------------------------------------

                               CMG Fund Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: 7/31/04
                        --------------------------
Date of reporting period: 7/31/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

CMG FUND TRUST

ITEM 1. REPORTS TO STOCKHOLDERS.

                             COLUMBIA MANAGEMENT(R)


                       CMG ENHANCED S&P 500(R) INDEX FUND
                           CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                            CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                           CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          PORTFOLIOS OF CMG FUND TRUST


                                 ANNUAL REPORT
                                 JULY 31, 2004


                                                     NOT FDIC    MAY LOSE VALUE
                                                     INSURED   -----------------
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.                  NO BANK GUARANTEE

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Enhanced S&P 500(R) Index Fund returned 12.08% for the 12-month period ended July 31, 2004. The fund's double-digit gain was slightly behind the return of the S&P 500 Index, which was 13.17% for the same period. However, the fund outperformed its peer group. The average return for the Lipper Large Cap Core Funds Category was 9.53%.(1) The fund's focus on large, high quality companies hurt performance against the index because investors tended to gravitate toward smaller, lower quality companies. In addition, we did not hold the stock of our current parent company, Bank of America, or the stock of our previous one, FleetBoston Financial, in order to avoid a conflict of interest. Both stocks performed better than most other financial companies, and their absence in the portfolio held back total return.

While we manage the portfolio to reflect the characteristics of the S&P 500 Index in terms of sector weights and market capitalization, there were 200 stocks in the portfolio on July 31, 2004, compared with the 500 companies in the S&P 500 Index. In keeping with the mandate to remain broadly diversified, we generally limit our exposure to any one stock to the company's weight in the S&P 500 Index plus or minus one half of one percent. For example, if the weight of a stock in the S&P 500 Index is 3.00%, its position in the portfolio would typically not be greater than 3.50% or less than 2.50%.

In general, we believe that good stock selection is the key to successful long-term performance. When looking for individual stocks, we use quantitative analysis to identify large, high quality companies with attractive valuations and proven records of earnings growth. We look at the financial, economic and operating factors that affect companies. We use this data to evaluate the relative attractiveness of each company in our selection universe.

Examples of companies that met our investment criteria during the period included: Microsoft, Monsanto, an agricultural products company; and TXU, whose restructuring efforts have dramatically increased its growth potential (3.1%, 0.4% and 0.6% of net assets, respectively). In the energy area we focused on large oil companies, such as Exxon Mobil and ChevronTexaco, which benefited from higher oil prices (3.4% and 1.5% of net assets, respectively). In the consumer discretionary sector, we held Sears, Roebuck and Co. (0.3% of net assets), which underperformed during the period.

Watson Pharmaceuticals (0.2% of net assets) performed poorly during this period. The company's stock declined when it reported weaker-than-expected earnings. We maintained our position because we believe that Watson Pharmaeuticals would be attractive to investors at its lower valuation. We were also disappointed by the performance of King Pharmaceuticals (0.3% of net assets).(2)

Our outlook for high quality companies continues to be optimistic. We have already begun to see a more conservative attitude in the market, with investors moving away from lower quality companies toward more established companies with solid business prospects. We believe this shift in emphasis bodes well for the carefully chosen stocks that make up the portfolio.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                              (%)
     Exxon Mobil                              3.4
     General Electric                         3.2
     Microsoft                                3.1
     Wal-Mart Stores                          2.7
     Pfizer                                   2.4
     Johnson & Johnson                        2.1
     International Business
       Machines                               1.9
     Intel                                    1.8
     JPMorgan Chase & Co.                     1.8
     Citigroup                                1.7

We appreciate your continued confidence in CMG Enhanced S&P 500(R) Index Fund.

The Columbia Investment Team
July 31, 2004

The primary risks involved with investing in the fund includes equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2) Shortly after the end of this 12-month reporting period, we eliminated our position in King Pharmaceuticals.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2004

                       CMG ENHANCED S&P 500(R) INDEX FUND        S&P 500 INDEX
  5/5/2003                        $   10,000                      $   10,000
 5/31/2003                        $   10,510                      $   10,415
 6/30/2003                        $   10,540                      $   10,548
 7/31/2003                        $   10,730                      $   10,734
 8/31/2003                        $   10,930                      $   10,943
 9/30/2003                        $   10,819                      $   10,827
10/31/2003                        $   11,399                      $   11,440
11/30/2003                        $   11,479                      $   11,541
12/31/2003                        $   12,085                      $   12,146
 1/31/2004                        $   12,266                      $   12,369
 2/29/2004                        $   12,408                      $   12,541
 3/31/2004                        $   12,197                      $   12,352
 4/30/2004                        $   12,005                      $   12,158
 5/31/2004                        $   12,156                      $   12,324
 6/30/2004                        $   12,378                      $   12,563
 7/31/2004                        $   12,026                      $   12,148

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                            INCEPTION         1-YEAR       LIFE
CMG Enhanced S&P 500(R) Index Fund           05/05/03         12.08        16.06
S&P 500 Index                                                 13.17        17.01

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                            INCEPTION         1-YEAR       LIFE
CMG Enhanced S&P 500(R) Index Fund           05/05/03         17.44        20.31
S&P 500 Index                                                 19.11        21.88

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG ENHANCED S&P 500(R) INDEX FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

             ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)
          ACTUAL       HYPOTHETICAL       ACTUAL   HYPOTHETICAL       ACTUAL   HYPOTHETICAL
         1,000.00        1,000.00         980.54     1,023.61          1.24        1.27

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Growth Fund returned 2.57% from inception on September 10, 2003 through July 31, 2004. The fund trailed the 3.76% return of the Russell 1000 Growth Index for the same period. Using the closest available dates for comparison (August 31, 2003 through July 31, 2004), the fund also underperformed the Lipper Large Cap Growth Funds Category average, which gained 3.67%.(1) The shortfall can largely be attributed to the fund's start-up phase, when the timing of cash flows had a negative impact on performance. Once the fund was fully invested, fund performance picked up and tracked the index.

The fund's focus on large profitable companies with strong competitive positions, healthy balance sheets and above-average sales growth led us to top performers in the industrial and consumer staples sectors. An above-average stake in industrials helped the fund as economic growth picked up worldwide. Tyco International (2.9% of net assets), an industrial conglomerate under new management, did particularly well. We added to consumer staples holdings, but kept exposure to the sector lower than the fund's benchmark because valuations have neared their historical peaks. The fund's strongest performers in consumer staples included Costco Wholesale (1.4% of net assets), a warehouse chain that sells consumer goods. The company trimmed costs to improve its bottom line and capitalized on growing demand from small businesses.

Consumer discretionary stocks also aided performance once the fund was fully invested. Top performers included XM Satellite Radio Holdings and eBay (1.3% and 1.2% of net assets, respectively). XM benefited from enhanced product offerings and growing demand, while eBay rallied as more people used its online auction services. Niche retailers Chico's FAS and Coach (1.0% and 0.8% of net assets, respectively) also delivered strong results. By contrast, media stocks were disappointing. Fading expectations for sustainable long-term growth in advertising revenues put pressure on the sector.

The fund's health care returns were mixed. Medical products and devices companies, such as Alcon and St. Jude Medical (1.8% and 1.3% of net assets, respectively), rallied nicely amid new product introductions. However, we lost some ground by not owning more shares of Johnson & Johnson (1.8% of net assets) early on when its stock price took off. Biotechnology stocks further detracted from performance. In particular, Amgen (0.8% of net assets) was hurt by concerns about Medicare reimbursement rates.

Within technology, we owned a range of companies that we believed could benefit from an improving economy, increased corporate spending and the growing popularity of advanced communication devices. Our large position in Microsoft (4.9% of net assets) reflected its heavy weight in the index. Microsoft made a positive contribution to the fund's return although it did not perform as well as the technology sector overall. Other disappointments included Seagate Technology, which supplies parts, peripherals and other components to technology systems companies. We sold the stock after earnings shortfalls resulted in sharp declines. Paychex (0.6% of net assets), a payroll processor for small businesses, also hurt performance. It slid among concern that sporadic job growth and modestly higher interest rates would hinder earnings prospects. The fund, however, benefited as QUALCOMM, which makes semiconductors for cell phones, and Yahoo! (1.7% and 1.1% of net assets, respectively) posted solid gains.

We remain optimistic about the prospects for large-cap growth stocks, especially those with attractive valuations. We expect high quality companies with good strategic, competitive and product positioning to do better than companies whose fortunes are primarily dependent on the fortunes of the economy. With these factors in mind, we plan to maintain a diversified and balanced approach to sector exposure while picking what we believe are growth stocks with the potential to be market leaders.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                               (%)
     Microsoft                                 4.9
     Intel                                     3.1
     Tyco International                        2.9
     Pfizer                                    2.8
     Cisco Systems                             2.7
     General Electric                          2.2
     Praxair                                   2.2
     Teva Pharmaceutical Industries            2.1
     Zimmer Holdings                           2.0
     Alcon                                     1.8

Thank you for investing in CMG Large Cap Growth Fund.

The Columbia Investment Team
July 31, 2004

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business development and the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JULY 31, 2004

                       CMG LARGE CAP GROWTH FUND        RUSSELL 1000 GROWTH INDEX
  9/9/2003                   $   10,000                        $   10,000
 9/30/2003                   $    9,690                        $    9,695
10/31/2003                   $   10,230                        $   10,240
11/30/2003                   $   10,380                        $   10,347
12/31/2003                   $   10,627                        $   10,705
 1/31/2004                   $   10,817                        $   10,924
 2/29/2004                   $   10,888                        $   10,994
 3/31/2004                   $   10,778                        $   10,789
 4/30/2004                   $   10,488                        $   10,664
 5/31/2004                   $   10,768                        $   10,862
 6/30/2004                   $   10,948                        $   10,998
 7/31/2004                   $   10,257                        $   10,376

CUMULATIVE RETURN AS OF JULY 31, 2004 (%)

                                                              INCEPTION     LIFE
CMG Large Cap Growth Fund                                     09/10/03      2.57
Russell 1000 Growth Index                                                   3.76

CUMULATIVE RETURN AS OF JUNE 30, 2004 (%)

                                                              INCEPTION     LIFE
CMG Large Cap Growth Fund                                     09/10/03      9.47
Russell 1000 Growth Index                                                   9.98

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from September 10, 2003.

The Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG LARGE CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

            ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
         BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)
           ACTUAL    HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL     HYPOTHETICAL
          1,000.00     1,000.00         949.40       1,022.35        2.45          2.54

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG LARGE CAP VALUE FUND
                         A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Value Fund returned 11.15% from its inception on September 10, 2003 through July 31, 2004. Although the fund's emphasis on energy stocks helped it generate a solid, double-digit return, it gained less than the Russell 1000 Value Index. The index returned 14.45% during the same period. Using the closest available dates for comparison (August 31, 2003, through July 31, 2004), the fund also underperformed the Lipper Multi-Cap Value Funds Category average, which was 13.62%.(1)

The fund was held back in the early part of the period because of its emphasis on higher-quality securities, which trailed lower-quality securities. However, the fund's higher quality holdings held up better as market conditions declined and performance picked up in the second half.

The fund was launched in September 2003 in the midst of a rising stock market and an improving economy. Its best performers were energy stocks, which represented a larger portion in the portfolio than their weight in the fund's benchmark, and utility stocks, which were a relatively small position. The steady rise in oil and natural gas prices during the period boosted the prices of Exxon Mobil, ConocoPhillips and BP PLC (3.3%, 2.7% and 2.5% of net assets, respectively). TXU (1.9% of net assets) benefited from its new management team's aggressive restructuring. The company's asset sales also worked out better than expected, enabling the company to retain its dividend.

Financial holdings did well early in the reporting period, but lost ground as interest rates began to rise. Credit card company MBNA (1.0% of net assets) declined as concerns about a slowdown in consumer spending began to surface, and higher short-term interest rates created concerns about their profit margins. Citigroup, Bank of New York and Morgan Stanley (3.9%, 1.3% and 1.1% of net assets, respectively) were adversely affected by the steady slowdown in capital markets activity.

In technology, we lost ground with Finnish cell phone manufacturer Nokia (0.8% of net assets). The company's market share declined, but we believe its plans to introduce a wide range of new phones with varying price points may help the stock recover in the coming year. In the consumer sector, Wendy's International and PepsiCo (1.5% and 1.7% of net assets, respectively) finished the period weak due to concerns about slowing consumer spending.

Our decisions to emphasize higher quality stocks, broaden the fund's diversification and bring fund allocations in line with the Russell 1000 Value Index began to pay off as the year wore on. As the market declined from its peak, higher quality names pulled ahead of the more aggressive, lower quality companies that had led the earlier market rally.

We believe this strategy will continue to be effective as the economic situation becomes clearer. Already there are signs that the economic recovery is maturing. Although the pace of growth remains solid, it has slowed. We expect profit growth to also slow. In this environment, we continue to favor high quality stocks with the potential to do well under a variety of market conditions.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                                      (%)
       Citigroup                                      3.9
       Exxon Mobil                                    3.3
       JPMorgan Chase & Co.                           2.8
       ConocoPhillips                                 2.7
       BP PLC                                         2.5
       Wells Fargo & Co.                              2.3
       U.S. Bancorp                                   2.2
       American International Group                   2.2
       General Electric                               2.0
       TXU                                            1.9

Thank you for investing in CMG Large Cap Value Fund.

The Columbia Investment Team
July 31, 2004

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JULY 31, 2004

                       CMG LARGE CAP VALUE FUND         RUSSELL 1000 VALUE INDEX
 9/10/2003                   $   10,000                        $   10,000
 9/30/2003                   $    9,820                        $    9,781
10/31/2003                   $   10,190                        $   10,380
11/30/2003                   $   10,230                        $   10,521
12/31/2003                   $   10,904                        $   11,169
 1/31/2004                   $   11,045                        $   11,365
 2/29/2004                   $   11,345                        $   11,609
 3/31/2004                   $   11,265                        $   11,506
 4/30/2004                   $   10,994                        $   11,226
 5/31/2004                   $   11,004                        $   11,340
 6/30/2004                   $   11,315                        $   11,608
 7/31/2004                   $   11,115                        $   11,445

CUMULATIVE RETURN AS OF JULY 31, 2004 (%)

                                                            INCEPTION      LIFE
CMG Large Cap Value Fund                                    09/10/03       11.15
Russell 1000 Value Index                                                   14.45

CUMULATIVE RETURN AS OF JUNE 30, 2004 (%)

                                                            INCEPTION      LIFE
CMG Large Cap Value Fund                                    09/10/03       13.15
Russell 1000 Value Index                                                   16.09

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from September 10, 2003.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG LARGE CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

            ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
         BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)
           ACTUAL    HYPOTHETICAL         ACTUAL   HYPOTHETICAL     ACTUAL     HYPOTHETICAL
          1,000.00     1,000.00          1,006.35     1,022.36       2.51          2.53

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Growth Fund returned 1.06% for the 12-month period ended July 31, 2004. The fund's performance was significantly lower than the 14.79% return of the Russell Midcap Growth Index and the 9.63% average of the Lipper Mid Cap Growth Funds Category for the same period.(1) Although the fund's energy holdings benefited from rising oil prices, in most other sectors, particularly technology, its lack of exposure to the better-performing segments of the market hurt performance during the overall period. With a new management team in place since the beginning of July, we have taken steps aimed at reducing volatility and improving performance going forward.

Fueled by a strengthening US economy, the stock market moved higher during the first six months of this reporting period. Small company stocks were the greatest beneficiaries of this trend. Investors favored small and highly leveraged, speculative companies on the expectation that they had the most to gain in an improving economy. However, that sentiment changed dramatically as investors became concerned about the strength of the recovery early in 2004. Investors shifted their support to larger, more stable companies.

The fund's technology holdings diminished performance during the period. We missed most of the major upward moves within the technology sector. In fact, the fund's relative performance was held back primarily by what it did not own. For example, it did not have exposure to Broadcom or Corning, both stocks that made significant gains during the period.

The fund was helped by some of its energy and health care holdings. Rising oil prices boosted energy stocks and oil service stocks benefited most because companies have begun to explore for more energy sources after years of underinvestment. XTO Energy and National-Oilwell (1.2% and 1.7% of net assets, respectively), as well as exploration and production companies such as Apache (0.6% of net assets), were helped by this trend. In health care, a few high quality stocks made positive contributions to the fund, including DaVita, a dialysis services company, and Elan, an Irish biotechnology and drug company (1.6% and 0.8% of net assets, respectively).

Although US stock markets have traded lower for the past few months, we see reasons for optimism--and attractive investment opportunities--going forward. In light of our expectation for modest but stable growth, we believe that stocks are more attractively priced. Given this outlook, we have begun adding stocks of emerging companies with favorable earnings prospects. For example, we added Advanced Micro Devices and Altera, two semiconductor manufacturers (0.6% and 0.6% of net assets, respectively). We also initiated a position in Juniper Networks, a communications equipment company (1.0% of net assets). We initiated positions in these stocks even though we reduced the fund's overall exposure to technology. At the same time, we increased the fund's financial services and industrial holdings. We believe these two industries have the potential to benefit from an improving economy.

As part of a major restructuring of the fund, we have also taken steps to limit exposure to any one industry in order to help manage exposure to risk. And, we have introduced a systematic process that places more emphasis on valuation relative to earnings growth in selecting individual stocks for the portfolio.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                                    (%)
     Medicis Pharmaceutical                         1.9
     Baker Hughes                                   1.8
     Microchip Technology                           1.8
     National-Oilwell                               1.7
     Patterson-UTI Energy                           1.7
     DaVita                                         1.6
     Yum! Brands                                    1.6
     Univision Communications                       1.4
     Fisher Scientific International                1.4
     Linear Technology                              1.4

Thank you for investing in the CMG Mid Cap Growth Fund.

The Columbia Investment Team
July 31, 2004

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2004

                       CMG MID CAP GROWTH FUND          RUSSELL MIDCAP GROWTH INDEX
  5/5/2003                   $   10,000                        $   10,000
 5/31/2003                   $   10,580                        $   10,675
 6/30/2003                   $   10,730                        $   10,828
 7/31/2003                   $   10,930                        $   11,214
 8/31/2003                   $   11,470                        $   11,832
 9/30/2003                   $   10,849                        $   11,603
10/31/2003                   $   11,739                        $   12,538
11/30/2003                   $   12,059                        $   12,874
12/31/2003                   $   12,165                        $   13,014
 1/31/2004                   $   12,445                        $   13,444
 2/29/2004                   $   12,415                        $   13,669
 3/31/2004                   $   12,265                        $   13,643
 4/30/2004                   $   11,705                        $   13,259
 5/31/2004                   $   11,865                        $   13,572
 6/30/2004                   $   12,125                        $   13,787
 7/31/2004                   $   11,046                        $   12,873

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Mid Cap Growth Fund                       05/05/03           1.06          8.36
Russell Midcap Growth Index                                     14.79         22.62

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Mid Cap Growth Fund                       05/05/03          13.01         18.19
Russell Midcap Growth Index                                     27.33         32.09


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG MID CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

            ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID
         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)
           ACTUAL    HYPOTHETICAL       ACTUAL      HYPOTHETICAL    ACTUAL     HYPOTHETICAL
          1,000.00     1,000.00          893.38       1,020.35       3.30          3.53

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                             CMG MID CAP VALUE FUND
                         A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Value Fund returned 17.91% for the 12-month period ended July 31, 2004. The fund benefited from a strong stock market, which was buoyed by a recovering economy and robust profit growth. However, its return was lower than the 23.43% return of the Russell Midcap Value Index for the same period.

Sub-par returns in the consumer discretionary sector accounted for most of the fund's shortfall relative to the index. Auto parts supplier Superior Industries International (0.7% of net assets) was our largest disappointment in the sector. The company suffered from pricing pressure and manufacturing problems in its core aluminum wheels business. However, we continue to own the stock because the company has a leading market share, strong product offering and pristine balance sheet. Cable television operator Mediacom Communications (0.3% of net assets) was hurt by increased competition from satellite dish providers. These providers are increasingly offering local service in Mediacom's markets, often at promotional prices.

We also had disappointing performance from certain health care and financial stocks. First Health Group (0.5% of net assets) lowered its earnings estimate because of continued pricing pressure in one of its key business segments. Janus Capital Group (1.3% of net assets), an asset management firm, also hindered the fund's return. One of the contributors to Janus' poor performance was the aggressive growth style that served it well during the 90s has been out of favor for some time, resulting in poor performance for many Janus funds. We continue to own the stock because we believe that improvements in investment performance and new management have the potential to turn the company around.

Strong returns from the fund's energy and industrial holdings helped performance. The fund's exposure to energy stocks was higher than its benchmark, which proved beneficial when oil and natural gas prices moved higher. Our stock selection also had a positive impact on performance. Both XTO Energy and Amerada Hess (3.1% and 1.7% of net assets, respectively), posted significant stock price gains during the period. XTO continued to enjoy growth by acquiring and successfully exploiting new assets. Amerada appreciated as investors appeared confident that the company can execute its turnaround strategy.

Our positions in industrials Brink's and Carlisle Companies (1.9% and 1.6% of net assets, respectively) also did well. Brink's consumer and business security businesses continued to post solid growth. Moreover, its troubled freight unit enjoyed a strong recovery, helped both by a better economy and internal initiatives. Carlisle's stock appreciated because of strong earnings gains, which resulted from new product introductions, market share gains and the improved economy.

During the period, we sold positions in Ecolab, International Game Technology and Zebra Technologies. These were all long-term holdings, which had appreciated significantly and appeared fully valued. We used the proceeds to establish new positions in stocks that appeared attractively valued, including Willis Group Holdings (0.5% of net assets), an insurance broker with the number three position in its industry. A relatively new management team has rejuvenated the company, leading to market share gains against the top two players. The company's stock price has been weighed down by several specific investor concerns that we believe could be resolved favorably in the near-term. We also believe that the company has the potential to gain even more market share going forward.

Looking ahead, we see mixed signals on the economic front. We believe that the economy has demonstrated its ability to maintain a steady, if somewhat less vigorous, pace of growth. However, the likelihood of higher rates, record high oil prices, concerns about inflation and the upcoming presidential election are wild cards that could increase uncertainty in the coming months. As value managers, we will continue to seek to identify well-managed companies in good or improving businesses that we believe have the potential to do well under a variety of market conditions.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                                    (%)
     XTO Energy                                     3.1
     Golden West Financial                          2.7
     Dean Foods                                     2.7
     Federated Department Stores                    2.3
     Brink's                                        1.9
     Telephone & Data Systems                       1.7
     Amerada Hess                                   1.7
     TJX Companies                                  1.7
     International Flavors & Fragrances             1.6
     Charter One Financial                          1.6

We appreciate your continued confidence in CMG Mid Cap Value Fund.

The Columbia Investment Team
July 31, 2004

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2004

                       CMG MID CAP VALUE FUND           RUSSELL MIDCAP VALUE INDEX
  5/5/2003                   $   10,000                        $   10,000
 5/31/2003                   $   10,320                        $   10,719
 6/30/2003                   $   10,370                        $   10,794
 7/31/2003                   $   10,690                        $   11,130
 8/31/2003                   $   10,970                        $   11,525
 9/30/2003                   $   10,770                        $   11,435
10/31/2003                   $   11,491                        $   12,274
11/30/2003                   $   11,710                        $   12,630
12/31/2003                   $   12,214                        $   13,176
 1/31/2004                   $   12,424                        $   13,524
 2/29/2004                   $   12,804                        $   13,858
 3/31/2004                   $   12,804                        $   13,880
 4/30/2004                   $   12,563                        $   13,293
 5/31/2004                   $   12,793                        $   13,633
 6/30/2004                   $   13,164                        $   14,120
 7/31/2004                   $   12,604                        $   13,737

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Mid Cap Value Fund                        05/05/03          17.91         20.55
Russell Midcap Value Index                                      23.43         29.22

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Mid Cap Value Fund                        05/05/03          26.96         26.92
Russell Midcap Value Index                                      30.81         34.86

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG MID CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

            ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
         BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)
           ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL
          1,000.00     1,000.00         1,014.67     1,021.39        3.50          3.51

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Growth Fund returned 10.74% for the 12-month period ended July 31, 2004. Small-cap stocks benefited from a favorable environment, especially during the first half of the period. The fund's return was slightly less than the 11.32% return of the Russell 2000 Growth Index. However, it outperformed the 9.62% average return for the Lipper Small Cap Growth Funds Category.(1) The fund benefited from an emphasis on semiconductor and biotechnology stocks, which rallied for the first nine months of the period. Strong gains from industrials, energy and financials further fueled returns. The fund's sizable stake in media as well as disappointing performance from selected technology stocks contributed to a modest shortfall in performance relative to the benchmark.

We focused on what we believed were higher quality small-cap growth companies with healthy balance sheets, attractive business models and strong management teams. We favored innovative companies, which we found mostly in the consumer discretionary, technology and health care sectors. Jarden (2.1% of net assets), a diversified consumer products company, was the fund's largest holding and top performer. A smart acquisition strategy as well as innovative marketing and distribution drove strong earnings growth. Station Casinos also posted an outstanding gain. The company prospered from its unique focus on casinos for Las Vegas residents as well as collaborations with Native American tribes to build new casinos in other parts of the country. We took profits and sold our stake in the company.

The fund enjoyed strong gains from specialty pharmaceutical and medical diagnostic stocks. Standouts included Salix Pharmaceuticals, Nektar Therapeutics and Cytyc (1.2%, 1.0% and 0.5% of net assets, respectively). Shares of Salix Pharmaceuticals shot up as it gained approval for a new gastrointestinal drug. Nektar Therapeutics rallied after filing in Europe for approval of its innovative inhaled insulin product. Cytyc, which makes the thin prep imaging system used for PAP smears, benefited from expansion overseas and a recent acquisition. Our investment in Taro Pharmaceuticals (0.4% of net assets) lost ground because of a major earnings disappointment.

Within industrials, we emphasized transportation stocks. Freight companies, such as EGL (0.9% of net assets), benefited from favorable supply/demand dynamics. Energy stocks were driven higher by rising commodity prices. Standouts included Maverick Tube (0.6% of net assets), a company that makes metal tubing to transport gas and oil from offshore drilling sites. In the financial sector, we targeted banks that were well-positioned for rising interest rates. East-West Bancorp (1.4% of net assets), a West Coast bank targeting the Chinese-American community, did particularly well.

Technology stocks came under pressure in the spring as investors worried about the likelihood that earnings growth would slow from its recent rapid pace. Within technology, our biggest disappointments included Cray, a supercomputer company, and Netopia, which makes smart modems for DSL (0.4% and 0.2% of net assets, respectively). An exception was Silicon Image (1.3% of net assets). The stock for this semiconductor company rallied as sales and earnings exceeded expectations. Media stocks further detracted from performance, as advertising revenues trailed expectations and investors abandoned the sector.

Although small-cap valuations have risen and investors have become more risk averse, we remain cautiously optimistic about the prospects for small-cap growth stocks. We think their earnings outlooks remain better than those for large-cap stocks, especially as the economy continues to improve. We expect our focus on higher quality, small-cap growth companies to help us in a potentially volatile market environment.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                                    (%)
     Jarden                                         2.1
     East-West Bancorp                              1.4
     Silicon Image                                  1.3
     Salix Pharmaceutical                           1.2
     Cost Plus                                      1.2
     Corporate Executive Board                      1.1
     Artisan Components                             1.1
     Jefferies Group                                1.1
     Commercial Capital Bancorp                     1.1
     Infinity Property & Casualty                   1.1

Thank you for investing in CMG Small Cap Growth Fund.

The Columbia Investment Team
July 31, 2004

Investments in small-cap companies may be subject to greater volatility and price fluctuations because small companies often have narrower markets and limited financial resources and their stocks tend to be thinly traded and less liquid than investments in larger companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2004

                       CMG SMALL CAP GROWTH FUND        RUSSELL 2000 GROWTH INDEX
  5/5/2003                   $   10,000                        $   10,000
 5/31/2003                   $   10,750                        $   10,776
 6/30/2003                   $   11,010                        $   10,984
 7/31/2003                   $   11,530                        $   11,814
 8/31/2003                   $   12,060                        $   12,449
 9/30/2003                   $   11,620                        $   12,134
10/31/2003                   $   12,851                        $   13,182
11/30/2003                   $   13,141                        $   13,612
12/31/2003                   $   13,483                        $   13,673
 1/31/2004                   $   14,037                        $   14,391
 2/29/2004                   $   14,197                        $   14,369
 3/31/2004                   $   14,410                        $   14,437
 4/30/2004                   $   13,760                        $   13,712
 5/31/2004                   $   13,781                        $   13,985
 6/30/2004                   $   14,100                        $   14,451
 7/31/2004                   $   12,769                        $   13,152

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Small Cap Growth Fund                     05/05/03          10.74         21.82
Russell 2000 Growth Index                                       11.32         24.76

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Small Cap Growth Fund                     05/05/03          28.06         34.70
Russell 2000 Growth Index                                       31.55         37.58

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

            ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
         BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)
           ACTUAL    HYPOTHETICAL        ACTUAL   HYPOTHETICAL      ACTUAL     HYPOTHETICAL
          1,000.00     1,000.00         913.37      1,020.88         3.81          4.02

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG SMALL CAP VALUE FUND
                         A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Value Fund returned 25.79% for the 12-month period ended July 31, 2004. It outperformed both the Russell 2000 Value Index and Lipper Small Cap Value Funds Category average, which returned 22.83% and 22.48%, respectively.(1) We believe that strong stock selection in the health care, industrial and financial sectors helped performance relative to the Russell 2000 Value Index and its peer group. A below-average stake in financials also benefited the fund's return.

We continued to focus our efforts on identifying companies with strong competitive and financial positions, good earnings growth prospects and reasonable stock valuations. This strategy worked especially well in the second half of 2003 as optimism about the economy and Iraq conflict propelled stocks sharply higher. As 2004 unfolded, the market's momentum slowed amid growing uncertainty on most fronts--geopolitical, political and economic. Investors became more risk averse, favoring value stocks over growth stocks. Although large-cap stocks gained ground late in the period, small-cap stocks came out ahead for the year.

The fund's modest investment in health care produced outsized gains. Standouts included non-hospital and specialty facilities companies, such as nursing homes, an oncology practice that was bought out at a premium during the period and a funeral home chain. The fund also owned a contact lens manufacturer that was a strong performer. In addition, the performance was aided by our decision to avoid biotechnology and more expensive pharmaceutical stocks that did not meet our quality and valuation criteria. These industries turned in weak returns compared to the health care sector average.

The fund's investments in industrial stocks also contributed to performance. The sector rallied as the economy improved. We owned shares of machinery and equipment, transportation, business services, construction and security services companies, all of which produced strong gains. A below-average stake in financial stocks also benefited performance. Financials came under pressure as rising interest rates dampened enthusiasm for the sector. Our exposure to thrifts was lower than their weight in the fund's index, and that was a particular benefit because thrifts lagged the sector. In addition, the fund benefited from favorable stock selection among banks, insurance firms and specialty financial companies.

In both technology and consumer sectors, we maintained our focus on reasonably priced stocks, which ran counter to the market's preference early on for more expensively priced stocks with the best earnings and revenue growth. In technology, we owned a broad mix of software and hardware names. In the consumer discretionary sector, we focused on restaurants, specialty retailers and manufacturers of apparel, shoes, toys and leisure products. The fund's returns from both technology and consumer stocks were positive, but slightly behind the sector average for the Russell 2000 Value Index.

Caught between positive earnings growth and worries about rising interest rates, inflation, the progress of the economic recovery and global tensions, the market is likely to remain choppy for the remainder of the year. Regardless of market conditions, our long-term focus remains on reasonably valued small-cap stocks issued by companies with strong balance sheets and good management. We plan to maintain a bias toward economically sensitive companies as long as these sectors remain attractively valued relative to other opportunities.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                                    (%)
     Carpenter Technology                           1.0
     Consolidated Graphics                          1.0
     Corn Products International                    0.9
     PS Business Parks                              0.8
     Imagistics International                       0.8
     Cash America International                     0.8
     MFC Bancorp                                    0.8
     Watsco                                         0.8
     Kellwood                                       0.8
     MPS Group                                      0.8

Thank you for investing in CMG Small Cap Value Fund.

The Columbia Investment Team
July 31, 2004

Investments in small-cap companies may be subject to greater volatility and price fluctuations because small companies often have narrower markets and limited financial resources and their stocks tend to be thinly traded and less liquid than investments in larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2004

                   CMG SMALL CAP VALUE FUND      RUSSELL 2000 VALUE INDEX      RUSSELL 2000 INDEX
  5/5/2003               $   10,000                     $   10,000                 $   10,000
 5/31/2003               $   10,510                     $   10,766                 $   10,771
 6/30/2003               $   10,720                     $   10,948                 $   10,966
 7/31/2003               $   11,291                     $   11,494                 $   11,652
 8/31/2003               $   11,820                     $   11,931                 $   12,186
 9/30/2003               $   11,710                     $   11,794                 $   11,961
10/31/2003               $   12,660                     $   12,755                 $   12,965
11/30/2003               $   13,160                     $   13,245                 $   13,426
12/31/2003               $   13,619                     $   13,724                 $   13,698
 1/31/2004               $   14,119                     $   14,199                 $   14,293
 2/29/2004               $   14,353                     $   14,475                 $   14,421
 3/31/2004               $   14,619                     $   14,674                 $   14,555
 4/30/2004               $   14,017                     $   13,916                 $   13,813
 5/31/2004               $   14,109                     $   14,084                 $   14,033
 6/30/2004               $   14,885                     $   14,800                 $   14,623
 7/31/2004               $   14,201                     $   14,119                 $   13,640

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Small Cap Value Fund                      05/05/03          25.79         32.74
Russell 2000 Value Index                                        22.83         32.12
Russell 2000 Index                                              17.06         28.49

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Small Cap Value Fund                      05/05/03          38.85         41.18
Russell 2000 Value Index                                        35.17         40.47
Russell 2000 Index                                              33.37         39.04

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from May 5, 2003.

The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

            ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
         BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)
           ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL
          1,000.00     1,000.00         1,005.81      1,020.99       4.00          4.03

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                             CMG SMALL/MID CAP FUND
                         A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small/Mid Cap Fund returned 5.66% for the 12-month period ended July 31, 2004. The fund underperformed the Russell 2500 Growth Index, which returned 12.45% for the same period. The fund also underperformed its peer group. The average return for the Lipper MidCap Growth Funds Category was 9.63%.(1) For the first several months of the period, the fund benefited from its technology holdings, particularly stocks of the most speculative companies. However, both above-average exposure and stock selection within the technology sector held back performance during the overall period. The fund benefited from some strong gains in its energy holdings. However, with a new management team in place, we have taken steps aimed at reducing volatility and improving performance going forward.

Fueled by a strengthening US economy, the stock market moved higher during the first six months of the reporting period. In this environment, investors favored stocks of small and highly leveraged, speculative companies that had the most to gain in an improving economy. However, sentiment changed dramatically in the second half of the period as investors became concerned about the strength of the recovery. That concern resulted in a shift toward stocks of larger, more stable companies.

While the fund's substantial exposure to technology helped performance in the first half of the reporting period, its emphasis on the technology services and software industries was out of step with the index. The fund also was underrepresented in specialty semiconductor stocks, which were the best performers in the sector. However, investments in Lexmark International, a computer printer and peripheral company, and Autodesk, a software company, made positive contributions to performance (1.0% and 1.4% of net assets, respectively).

The fund delivered a solid return for the year on the strength of several energy and health care holdings. In energy, rising oil prices boosted oil services stocks XTO Energy and National-Oilwell (1.8% and 2.0% of net assets, respectively). The energy sector also benefited from the fact that companies have begun exploring for new energy sources after several years of underinvestment. In health care, the fund's investments in DaVita, a dialysis services company, and Renal Care Group, a medical equipment and supply company also helped performance (1.6% and 1.7% of net assets, respectively).

Although US stock markets traded lower over the past few months, we see reasons for optimism-and attractive investment opportunities-ahead. We believe that stock prices have become more attractive recently, particularly in light of our expectation for modest but stable growth over the near term. As part of a major restructuring of the fund, we have also taken steps to limit the fund's exposure to any one industry in order to help manage risk. And, we have introduced a systematic process that places more emphasis on valuation relative to earnings growth in selecting individual stocks for the portfolio. With a new management team and a new, more disciplined investment approach in place, we believe that the fund is well positioned going forward.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                                    (%)
     Amphenol                                       2.5
     Comverse Technology                            2.1
     National-Oilwell                               2.0
     Education Management                           1.9
     Caremark Rx                                    1.8
     Medicis Pharmaceutical                         1.8
     XTO Energy                                     1.8
     Mircochip Technology                           1.8
     Renal Care Group                               1.7
     United Defense Industries                      1.7

We appreciate your investment in CMG Small/Mid Cap Fund.

The Columbia Investment Team
July 31, 2004

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because these companies often have narrower markets and limited financial resources and their stocks tend to be thinly traded and less liquid than investments in larger companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, DECEMBER 1, 2000 TO JULY 31, 2004

                     CMG SMALL/MID CAP FUND  RUSSELL 2500 GROWTH INDEX      RUSSELL 2500 INDEX
11/30/2000               $   10,000               $   10,000                  $   10,000
12/31/2000               $   10,830               $   10,620                  $   10,861
 1/31/2001               $   10,780               $   11,308                  $   11,218
 2/28/2001               $    9,480               $    9,563                  $   10,496
 3/31/2001               $    8,650               $    8,506                  $    9,920
 4/30/2001               $    9,689               $    9,802                  $   10,796
 5/31/2001               $    9,710               $   10,086                  $   11,120
 6/30/2001               $    9,640               $   10,314                  $   11,278
 7/31/2001               $    9,290               $    9,554                  $   10,875
 8/31/2001               $    8,730               $    8,919                  $   10,518
 9/30/2001               $    7,659               $    7,522                  $    9,157
10/31/2001               $    7,999               $    8,264                  $    9,630
11/30/2001               $    8,499               $    8,978                  $   10,409
12/31/2001               $    8,900               $    9,470                  $   10,993
 1/31/2002               $    8,650               $    9,065                  $   10,857
 2/28/2002               $    8,290               $    8,505                  $   10,667
 3/31/2002               $    8,740               $    9,190                  $   11,404
 4/30/2002               $    8,580               $    8,885                  $   11,376
 5/31/2002               $    8,420               $    8,438                  $   11,042
 6/30/2002               $    7,840               $    7,662                  $   10,420
 7/31/2002               $    7,081               $    6,710                  $    9,177
 8/31/2002               $    7,030               $    6,709                  $    9,204
 9/30/2002               $    6,690               $    6,202                  $    8,475
10/31/2002               $    6,960               $    6,559                  $    8,751
11/30/2002               $    7,270               $    7,168                  $    9,465
12/31/2002               $    6,870               $    6,715                  $    9,038
 1/31/2003               $    6,890               $    6,569                  $    8,797
 2/28/2003               $    6,770               $    6,416                  $    8,586
 3/31/2003               $    6,860               $    6,501                  $    8,668
 4/30/2003               $    7,271               $    7,068                  $    9,440
 5/31/2003               $    7,881               $    7,817                  $   10,368
 6/30/2003               $    8,060               $    7,978                  $   10,566
 7/31/2003               $    8,300               $    8,509                  $   11,134
 8/31/2003               $    8,691               $    8,965                  $   11,650
 9/30/2003               $    8,271               $    8,772                  $   11,491
10/31/2003               $    9,071               $    9,493                  $   12,399
11/30/2003               $    9,371               $    9,814                  $   12,866
12/31/2003               $    9,441               $    9,825                  $   13,150
 1/31/2004               $    9,671               $   10,235                  $   13,630
 2/29/2004               $    9,752               $   10,330                  $   13,841
 3/31/2004               $    9,622               $   10,366                  $   13,924
 4/30/2004               $    9,242               $    9,927                  $   13,256
 5/31/2004               $    9,392               $   10,133                  $   13,526
 6/30/2004               $    9,551               $   10,380                  $   13,971
 7/31/2004               $    8,770               $    9,567                  $   13,158

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Small/Mid Cap Fund                        12/01/00           5.66         -3.52
Russell 2500 Growth Index                                       12.45         -1.20
Russell 2500 Index                                              18.17          7.77

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                              INCEPTION        1-YEAR         LIFE
CMG Small/Mid Cap Fund                        12/01/00          18.49         -1.28
Russell 2500 Growth Index                                       30.12          1.04
Russell 2500 Index                                              32.21          9.79

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from December 1, 2000.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged index that tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL/MID CAP FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

            ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
         BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)
          ACTUAL       HYPOTHETICAL      ACTUAL     HYPOTHETICAL     ACTUAL     HYPOTHETICAL
         1,000.00        1,000.00        910.99       1,021.13        3.56          3.77

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2004, CMG International Stock Fund returned 18.40%. A favorable global economic environment in the first half of the period helped the fund generate a double-digit return. The MSCI All Country World ex US Index posted a stronger return during the period. It gained 25.29%. The fund's return was slightly below the average for its peer group. The average return for the Lipper International Multi-Cap Growth Funds Category was 19.56%.
(1) The portfolio's holdings within the technology sector and its exposure to certain telecommunications companies that did poorly during the second half of the period accounted for its shortfall relative to the index.

There were two distinct market environments during the 12-month period. During the first six months of the period, low valuations, underestimated earnings growth and the global economic recovery provided a positive backdrop. During this period, the fund's 14% allocation to technology helped performance. However, in February the market environment began to change. As valuations began to look less attractive, fewer companies upgraded earnings estimates and concerns arose about slowing global growth. In this changed environment, the fund's relatively large technology weight detracted from the fund's return.

The fund benefited from our regional allocation decisions. We reduced exposure to emerging markets from about 15% of net assets to approximately 5%. This reduction helped because emerging markets significantly underperformed developed markets. We used the proceeds from the sale of emerging market stocks to invest in Japan and the United Kingdom (UK), where the prospects for long-term economic growth appeared strong.

In Japan, the economy continued to recover from a 10-year deflationary cycle. Companies have become more competitive on a global basis. The Japanese government has demonstrated a willingness to be more accommodative toward business, and we believe there is the potential for a significant amount of merger and acquisition activity. With these factors in mind, we invested heavily in banks, such as UFJ Holdings. The stock did well early in the period. However, when concerns arose about loan quality and some banks came under government investigation, Japanese financial stocks lost ground and had a negative impact on performance. We sold our position in UFJ Holdings.

In the UK, we were drawn to the region's consistent GDP growth, relatively strong consumer spending and attractive housing sector. Our investments in BP PLC (2.1% of net assets), a large integrated-energy company, and in GlaxoSmithKline PLC (1.7% of net assets), a global pharmaceutical company, were positive for performance.

We also invested in Austria. Here, we emphasized companies with exposure to the East European countries that have entered the European Union. We added Erste Bank der oesterreichischen Sparkassen AG (0.7% of net assets), which has had a significant pick-up in loan growth and Wienerberger AG (0.9% of net assets), the world's largest producer of bricks used in construction projects. Both companies aided total return. Overweighting the Scandinavian region-Norway, Denmark and Sweden-was also helpful.

At nearly 12% of net assets, the fund had more exposure to health care than the MSCI index, and that helped performance. In particular, our investment in medical technology companies such as Nobel Biocare Holding AG (0.5% of net assets) helped boost the fund's return.

We believe that concerns about the rate of global economic growth and rising interest rates will continue to weigh on the market for several months. With this expectation, we have structured the portfolio more defensively by cutting back on our exposure to small companies and focusing on large, established companies with dividend-paying potential. We have also reduced the fund's risk exposure by cutting back on our technology holdings and emphasizing health care. Within health care, we have focused on the pharmaceuticals industry. We believe this more cautious positioning may help the fund weather this period of uncertainty.

The fund's top ten holdings and countries (as a percentage of net assets) as of July 31, 2004 were:

     HOLDINGS                            (%)      COUNTRIES                     (%)
     ENI S.p.A.                          2.5      United Kingdom                26.1
     BP PLC                              2.1      Japan                         22.5
     Nestle SA                           1.9      France                        10.6
     Smith & Nephew PLC                  1.9      Germany                        6.2
     Reckitt Benckiser PLC               1.8      Switzerland                    5.4
     Vodafone Group PLC                  1.7      Sweden                         3.5
     GlaxoSmithKline PLC                 1.7      Netherlands                    3.2
     Takeda Pharmaceutical Industries    1.6      Italy                          3.1
     Toyota Motor                        1.5      Canada                         2.3
     E.ON AG                             1.5      Austria                        1.6

We appreciate your continued confidence in CMG International Stock Fund.

The Columbia Investment Team
July 31, 2004

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

A concentration of investments in a specific sector, such as the financials sector, may cause the fund to experience increased volatility.

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, AUGUST 1, 1994 TO JULY 31, 2004

               CMG INTERNATIONAL STOCK FUND      MSCI EAFE INDEX      MSCI ALL COUNTRY WORLD EX US INDEX
  8/1/1994            $   10,000                   $   10,000                   $   10,000
 8/31/1994            $   10,284                   $   10,237                   $   10,336
 9/30/1994            $    9,913                   $    9,915                   $   10,080
10/31/1994            $   10,196                   $   10,245                   $   10,351
11/30/1994            $    9,699                   $    9,752                   $    9,852
12/31/1994            $    9,542                   $    9,813                   $    9,829
 1/31/1995            $    8,845                   $    9,437                   $    9,383
 2/28/1995            $    8,716                   $    9,409                   $    9,332
 3/31/1995            $    9,051                   $    9,996                   $    9,860
 4/30/1995            $    9,240                   $   10,372                   $   10,244
 5/31/1995            $    9,123                   $   10,249                   $   10,198
 6/30/1995            $    9,090                   $   10,069                   $   10,057
 7/31/1995            $    9,670                   $   10,697                   $   10,628
 8/31/1995            $    9,534                   $   10,289                   $   10,259
 9/30/1995            $    9,741                   $   10,490                   $   10,434
10/31/1995            $    9,617                   $   10,208                   $   10,156
11/30/1995            $    9,807                   $   10,491                   $   10,394
12/31/1995            $   10,068                   $   10,914                   $   10,806
 1/31/1996            $   10,245                   $   10,959                   $   10,954
 2/29/1996            $   10,245                   $   10,996                   $   10,954
 3/31/1996            $   10,642                   $   11,229                   $   11,159
 4/30/1996            $   11,001                   $   11,556                   $   11,497
 5/31/1996            $   11,161                   $   11,343                   $   11,324
 6/30/1996            $   11,395                   $   11,407                   $   11,382
 7/31/1996            $   10,887                   $   11,074                   $   11,004
 8/31/1996            $   11,057                   $   11,098                   $   11,069
 9/30/1996            $   11,304                   $   11,393                   $   11,344
10/31/1996            $   11,220                   $   11,277                   $   11,230
11/30/1996            $   11,606                   $   11,726                   $   11,664
12/31/1996            $   11,757                   $   11,575                   $   11,528
 1/31/1997            $   11,755                   $   11,170                   $   11,316
 2/28/1997            $   12,041                   $   11,353                   $   11,523
 3/31/1997            $   12,133                   $   11,394                   $   11,499
 4/30/1997            $   12,405                   $   11,454                   $   11,597
 5/31/1997            $   13,116                   $   12,200                   $   12,313
 6/30/1997            $   13,731                   $   12,872                   $   12,992
 7/31/1997            $   14,133                   $   13,081                   $   13,255
 8/31/1997            $   13,127                   $   12,103                   $   12,211
 9/30/1997            $   14,020                   $   12,781                   $   12,872
10/31/1997            $   12,957                   $   11,798                   $   11,775
11/30/1997            $   12,905                   $   11,678                   $   11,628
12/31/1997            $   12,954                   $   11,780                   $   11,762
 1/31/1998            $   13,040                   $   12,318                   $   12,114
 2/28/1998            $   13,600                   $   13,109                   $   12,922
 3/31/1998            $   14,226                   $   13,512                   $   13,369
 4/30/1998            $   14,623                   $   13,619                   $   13,465
 5/31/1998            $   14,860                   $   13,553                   $   13,220
 6/30/1998            $   14,790                   $   13,656                   $   13,171
 7/31/1998            $   14,827                   $   13,793                   $   13,296
 8/31/1998            $   13,046                   $   12,084                   $   11,421
 9/30/1998            $   12,094                   $   11,713                   $   11,180
10/31/1998            $   12,798                   $   12,934                   $   12,352
11/30/1998            $   13,807                   $   13,596                   $   13,015
12/31/1998            $   14,532                   $   14,132                   $   13,463
 1/31/1999            $   15,217                   $   14,089                   $   13,448
 2/28/1999            $   14,839                   $   13,754                   $   13,147
 3/31/1999            $   15,095                   $   14,328                   $   13,782
 4/30/1999            $   15,523                   $   14,908                   $   14,471
 5/31/1999            $   15,166                   $   14,140                   $   13,791
 6/30/1999            $   16,094                   $   14,692                   $   14,425
 7/31/1999            $   16,626                   $   15,128                   $   14,763
 8/31/1999            $   17,003                   $   15,184                   $   14,815
 9/30/1999            $   17,411                   $   15,337                   $   14,914
10/31/1999            $   18,229                   $   15,913                   $   15,469
11/30/1999            $   20,413                   $   16,465                   $   16,087
12/31/1999            $   23,110                   $   17,943                   $   17,622
 1/31/2000            $   21,906                   $   16,804                   $   16,665
 2/29/2000            $   23,435                   $   17,256                   $   17,115
 3/31/2000            $   22,861                   $   17,925                   $   17,759
 4/30/2000            $   20,787                   $   16,982                   $   16,768
 5/31/2000            $   18,997                   $   16,568                   $   16,339
 6/30/2000            $   20,071                   $   17,216                   $   17,035
 7/31/2000            $   19,029                   $   16,495                   $   16,362
 8/31/2000            $   19,507                   $   16,638                   $   16,565
 9/30/2000            $   18,313                   $   15,828                   $   15,645
10/31/2000            $   17,575                   $   15,454                   $   15,148
11/30/2000            $   16,795                   $   14,875                   $   14,469
12/31/2000            $   17,602                   $   15,403                   $   14,963
 1/31/2001            $   17,419                   $   15,395                   $   15,187
 2/28/2001            $   16,465                   $   14,240                   $   13,984
 3/31/2001            $   15,367                   $   13,291                   $   12,995
 4/30/2001            $   16,309                   $   14,214                   $   13,879
 5/31/2001            $   15,982                   $   13,713                   $   13,496
 6/30/2001            $   15,420                   $   13,152                   $   12,979
 7/31/2001            $   14,936                   $   12,912                   $   12,690
 8/31/2001            $   14,661                   $   12,586                   $   12,375
 9/30/2001            $   13,274                   $   11,311                   $   11,062
10/31/2001            $   13,627                   $   11,600                   $   11,372
11/30/2001            $   13,914                   $   12,028                   $   11,891
12/31/2001            $   14,246                   $   12,099                   $   12,045
 1/31/2002            $   13,669                   $   11,457                   $   11,529
 2/28/2002            $   13,760                   $   11,537                   $   11,612
 3/31/2002            $   14,429                   $   12,217                   $   12,229
 4/30/2002            $   14,494                   $   12,241                   $   12,323
 5/31/2002            $   14,665                   $   12,396                   $   12,457
 6/30/2002            $   14,310                   $   11,903                   $   11,919
 7/31/2002            $   13,142                   $   10,728                   $   10,757
 8/31/2002            $   13,077                   $   10,704                   $   10,758
 9/30/2002            $   11,765                   $    9,554                   $    9,618
10/31/2002            $   12,224                   $   10,067                   $   10,133
11/30/2002            $   12,696                   $   10,524                   $   10,621
12/31/2002            $   12,206                   $   10,170                   $   10,279
 1/31/2003            $   11,692                   $    9,746                   $    9,918
 2/28/2003            $   11,547                   $    9,523                   $    9,717
 3/31/2003            $   11,468                   $    9,337                   $    9,528
 4/30/2003            $   12,325                   $   10,252                   $   10,447
 5/31/2003            $   12,997                   $   10,873                   $   11,112
 6/30/2003            $   13,248                   $   11,136                   $   11,420
 7/31/2003            $   13,617                   $   11,405                   $   11,724
 8/31/2003            $   13,947                   $   11,680                   $   12,073
 9/30/2003            $   14,329                   $   12,040                   $   12,411
10/31/2003            $   15,199                   $   12,790                   $   13,215
11/30/2003            $   15,317                   $   13,074                   $   13,504
12/31/2003            $   16,334                   $   14,095                   $   14,534
 1/31/2004            $   16,692                   $   14,294                   $   14,768
 2/29/2004            $   16,917                   $   14,624                   $   15,143
 3/31/2004            $   17,063                   $   14,706                   $   15,237
 4/30/2004            $   16,599                   $   14,374                   $   14,763
 5/31/2004            $   16,453                   $   14,422                   $   14,810
 6/30/2004            $   16,770                   $   14,738                   $   15,132
 7/31/2004            $   16,121                   $   14,261                   $   14,692

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2004 (%)

                                         INCEPTION    1-YEAR     5-YEAR    10-YEAR
CMG International Stock Fund             02/01/94      18.40     -0.61       4.89
MSCI EAFE Index                                        25.05     -1.18       3.61
MSCI All Country World ex US Index                     25.29     -0.10       3.92

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004 (%)

                                         INCEPTION    1-YEAR     5-YEAR     10-YEAR
CMG International Stock Fund             02/01/94      26.60      0.83       5.30
MSCI EAFE Index                                        32.37      0.06       4.06
MSCI All Country World ex US Index                     32.48      0.96       4.40

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG INTERNATIONAL STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

             ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID
         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)
          ACTUAL       HYPOTHETICAL      ACTUAL     HYPOTHETICAL     ACTUAL     HYPOTHETICAL
         1,000.00        1,000.00        967.14       1,021.14        3.66          3.76

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                             YEAR                PERIOD
                                                                             ENDED               ENDED
                                                                            JULY 31,            JULY 31,
                                                                             2004               2003 (a)
                                                                         --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $        10.73      $        10.00
                                                                         --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                       0.17                0.04
   Net realized and unrealized gain on investments                                 1.13                0.69
                                                                         --------------      --------------
      Total from investment operations                                             1.30                0.73
                                                                         --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                     (0.05)                  -
   From net realized gains                                                        (0.01)                  -
                                                                         --------------      --------------
      Total distributions declared to shareholders                                (0.06)                  -
                                                                         --------------      --------------

NET ASSET VALUE, END OF PERIOD                                           $        11.97      $        10.73
                                                                         ==============      ==============

Total return (c)(d)                                                               12.08%               7.30%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $       98,247      $        9,134
Ratio of net expenses to average net assets                                        0.25%               0.25%(f)
Ratio of net investment income to average net assets                               1.43%               1.50%(f)
Reimbursement                                                                      0.05%               1.37%(f)
Portfolio turnover rate                                                              60%                  2%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                           CMG LARGE CAP GROWTH FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                                                 PERIOD
                                                                                                 ENDED
                                                                                                JULY 31,
                                                                                                2004 (a)
                                                                                             --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $        10.00
                                                                                             --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                                           0.03
   Net realized and unrealized gain on investments                                                     0.23
                                                                                             --------------
      Total from investment operations                                                                 0.26
                                                                                             --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                                         (0.01)
                                                                                             --------------

NET ASSET VALUE, END OF PERIOD                                                               $        10.25
                                                                                             ==============

Total return (c)(d)(e)                                                                                 2.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                            $       40,684
Ratio of net expenses to average net assets (f)                                                        0.50%
Ratio of net investment income to average net assets (f)                                               0.31%
Reimbursement (f)                                                                                      0.14%
Portfolio turnover rate (e)                                                                             114%

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                                                 PERIOD
                                                                                                 ENDED
                                                                                                JULY 31,
                                                                                                2004 (a)
                                                                                             --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $        10.00
                                                                                             --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                                           0.18
   Net realized and unrealized gain on investments                                                     0.93
                                                                                             --------------
      Total from investment operations                                                                 1.11
                                                                                             --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                                         (0.02)
                                                                                             --------------

NET ASSET VALUE, END OF PERIOD                                                               $        11.09
                                                                                             ==============

Total return (c)(d)(e)                                                                                11.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                            $       47,855
Ratio of net expenses to average net assets (f)                                                        0.50%
Ratio of net investment income to average net assets (f)                                               1.86%
Reimbursement (f)                                                                                      0.14%
Portfolio turnover rate (e)                                                                              46%

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG MID CAP GROWTH FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                              YEAR               PERIOD
                                                                             ENDED               ENDED
                                                                            JULY 31,            JULY 31,
                                                                              2004              2003 (a)
                                                                         --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $        10.93      $        10.00
                                                                         --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                                        (0.05)              (0.01)
   Net realized and unrealized gain on investments                                 0.17                0.94
                                                                         --------------      --------------
      Total from investment operations                                             0.12                0.93
                                                                         --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                                        (0.01)                  -
                                                                         --------------      --------------

NET ASSET VALUE, END OF PERIOD                                           $        11.04      $        10.93
                                                                         ==============      ==============

Total return (c)(d)                                                                1.06%               9.30%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $       19,284      $        2,161
Ratio of net expenses to average net assets                                        0.70%               0.70%(f)
Ratio of net investment loss to average net assets                                (0.38)%             (0.44)%(f)
Reimbursement                                                                      0.22%               3.85%(f)
Portfolio turnover rate                                                             169%                 23%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                              YEAR               PERIOD
                                                                             ENDED               ENDED
                                                                            JULY 31,            JULY 31,
                                                                              2004              2003 (a)
                                                                         --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $        10.69      $        10.00
                                                                         --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                       0.07                0.01
   Net realized and unrealized gain on investments                                 1.84                0.68
                                                                         --------------      --------------
      Total from investment operations                                             1.91                0.69
                                                                         --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                     (0.02)                  -
   From net realized gains                                                            -(c)                -
                                                                         --------------      --------------
      Total distributions declared to shareholders                                (0.02)                  -
                                                                         --------------      --------------

NET ASSET VALUE, END OF PERIOD                                           $        12.58      $        10.69
                                                                         ==============      ==============

Total return (d)(e)                                                               17.91%               6.90%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $       21,994      $        2,651
Ratio of net expenses to average net assets                                        0.70%               0.70%(g)
Ratio of net investment income to average net assets                               0.54%               0.49%(g)
Reimbursement                                                                      0.20%               3.61%(g)
Portfolio turnover rate                                                               9%                  2%(f)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                              YEAR               PERIOD
                                                                             ENDED               ENDED
                                                                            JULY 31,            JULY 31,
                                                                              2004              2003 (a)
                                                                         --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $        11.53      $        10.00
                                                                         --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                                        (0.08)              (0.02)
   Net realized and unrealized gain on investments                                 1.35                1.55
                                                                         --------------      --------------
      Total from investment operations                                             1.27                1.53
                                                                         --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                                        (0.81)                  -
                                                                         --------------      --------------

NET ASSET VALUE, END OF PERIOD                                           $        11.99      $        11.53
                                                                         ==============      ==============

Total return (c)(d)                                                               10.74%              15.30%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $       35,727      $       21,006
Ratio of net expenses to average net assets                                        0.80%               0.80%(f)
Ratio of net investment loss to average net assets                                (0.60)%             (0.62)%(f)
Reimbursement                                                                      0.10%               0.35%(f)
Portfolio turnover rate                                                              66%                 37%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                              YEAR               PERIOD
                                                                             ENDED               ENDED
                                                                            JULY 31,            JULY 31,
                                                                              2004              2003 (a)
                                                                         --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $        11.29      $        10.00
                                                                         --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                       0.11                0.02
   Net realized and unrealized gain on investments                                 2.79                1.27
                                                                         --------------      --------------
      Total from investment operations                                             2.90                1.29
                                                                         --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                     (0.06)                  -
   From net realized gains                                                        (0.22)                  -
                                                                         --------------      --------------
      Total distributions declared to shareholders                                (0.28)                  -
                                                                         --------------      --------------

NET ASSET VALUE, END OF PERIOD                                           $        13.91      $        11.29
                                                                         ==============      ==============

Total return (c)(d)                                                               25.79%              12.90%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $       40,356      $       21,356
Ratio of net expenses to average net assets                                        0.80%               0.80%(f)
Ratio of net investment income to average net assets                               0.82%               0.66%(f)
Reimbursement                                                                      0.09%               0.36%(f)
Portfolio turnover rate                                                              53%                  5%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                        YEAR             PERIOD                 YEAR              PERIOD
                                                        ENDED             ENDED                 ENDED              ENDED
                                                       JULY 31,          JULY 31,            OCTOBER 31,        OCTOBER 31,
                                                        2004             2003 (a)               2002              2001 (b)
                                                     -----------       -----------           -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      8.30       $      6.96           $      8.00        $     10.00
                                                     -----------       -----------           -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                     (0.05)(c)         (0.03)(c)             (0.04)(c)          (0.02)
   Net realized and unrealized gain (loss)
     on investments                                         0.52              1.37                 (1.00)             (1.98)
                                                     -----------       -----------           -----------        -----------
      Total from investment operations                      0.47              1.34                 (1.04)             (2.00)
                                                     -----------       -----------           -----------        -----------

NET ASSET VALUE, END OF PERIOD                       $      8.77       $      8.30           $      6.96        $      8.00
                                                     ===========       ===========           ===========        ===========

Total return (d)(e)                                         5.66%            19.25%(f)            (13.00)%           (20.00)%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    50,662       $    73,926           $    54,769        $    49,391
Ratio of net expenses to
   average net assets                                       0.75%             0.78%(g)(h)           0.80%(g)           0.80%(g)(h)
Ratio of net investment loss to
   average net assets                                      (0.49)%           (0.50)%(g)(h)         (0.45)%(g)         (0.23)%(g)(h)
Reimbursement                                               0.06%             0.06%(h)              0.06%              0.17%(h)
Portfolio turnover rate                                       91%               84%(f)               125%               167%(f)

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                         A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                    YEAR                PERIOD
                                                    ENDED                ENDED
                                                   JULY 31,             JULY 31,
                                                     2004               2003 (a)
                                                 ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.33        $       9.32
                                                 ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                          0.14(b)             0.11(b)
   Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
      capital gains tax                                  1.76                0.95
                                                 ------------        ------------
      Total from investment operations                   1.90                1.06
                                                 ------------        ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                           (0.06)              (0.05)
   From net realized gains                                  -                   -
                                                 ------------        ------------
      Total distributions declared
        to shareholders                                 (0.06)              (0.05)
                                                 ------------        ------------

NET ASSET VALUE, END OF PERIOD                   $      12.17        $      10.33
                                                 ============        ============

Total return (d)                                        18.40%(e)           11.39%(e)(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $    152,251        $     58,488
Ratio of net expenses to average
   net assets                                            0.75%               0.93%(g)(h)
Ratio of net investment income (loss) to
   average net assets                                    1.16%               1.50%(g)(h)
Reimbursement                                            0.05%               0.06%(h)
Portfolio turnover rate                                    91%                 59%(f)

                                                                           YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------
                                                     2002                2001                2000               1999
                                                 ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.42        $      16.20        $      17.86        $      12.54
                                                 ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                          0.02(b)             0.03                0.04               (0.02)
   Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
      capital gains tax                                 (1.09)              (3.09)              (0.36)               5.34
                                                 ------------        ------------        ------------        ------------
      Total from investment operations                  (1.07)              (3.06)              (0.32)               5.32
                                                 ------------        ------------        ------------        ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                           (0.03)                  -                   -                   -
   From net realized gains                                  -               (2.72)              (1.34)                  -(c)
                                                 ------------        ------------        ------------        ------------
      Total distributions declared
        to shareholders                                 (0.03)              (2.72)              (1.34)                  -(c)
                                                 ------------        ------------        ------------        ------------

NET ASSET VALUE, END OF PERIOD                   $       9.32        $      10.42        $      16.20        $      17.86
                                                 ============        ============        ============        ============

Total return (d)                                       (10.28)%            (22.46)%             (3.58)%             42.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $     20,616        $     20,553        $     22,975        $     30,492
Ratio of net expenses to average
   net assets                                            1.31%(g)            1.26%(g)            1.11%(g)            1.31%(g)
Ratio of net investment income (loss) to
   average net assets                                    0.21%(g)            0.29%(g)            0.12%(g)           (0.14)%(g)
Reimbursement                                               -                   -                   -                   -
Portfolio turnover rate                                   111%                117%                140%                 96%

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500 (R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (98.1%)
Consumer Discretionary (9.6%)
  Automobiles (0.5%)
    Ford Motor Co.                                                                     32,300       $       475,456
                                                                                                    ---------------
  Hotels, Restaurants & Leisure (1.4%)
    Carnival Corp.                                                                      9,900               461,439
    McDonald's Corp.                                                                   27,200               748,000
    Starwood Hotels & Resorts Worldwide, Inc.                                           2,800               126,000
                                                                                                    ---------------
                                                                                                          1,335,439
                                                                                                    ---------------
  Household Durables (0.5%)
    Stanley Works                                                                      11,900               504,560
                                                                                                    ---------------
  Internet & Catalog Retail (0.3%)
    Amazon.com, Inc. (a)                                                                6,100               237,412
    eBay, Inc. (a)                                                                      1,100                86,163
                                                                                                    ---------------
                                                                                                            323,575
                                                                                                    ---------------
  Leisure Equipment & Products (0.2%)
    Hasbro, Inc.                                                                        6,000               109,020
    Mattel, Inc.                                                                        5,600                98,112
                                                                                                    ---------------
                                                                                                            207,132
                                                                                                    ---------------
  Media (3.5%)
    Clear Channel Communications, Inc.                                                  2,800                99,960
    Comcast Corp., Class A (a)                                                         30,400               832,960
    McGraw-Hill Companies, Inc.                                                         6,800               510,408
    Time Warner, Inc. (a)                                                              70,600             1,175,490
    UnitedGlobalCom, Inc., Class A (a)                                                 65,100               412,734
    Viacom, Inc., Class B                                                               8,300               278,797
    Walt Disney Co.                                                                     4,200                96,978
                                                                                                    ---------------
                                                                                                          3,407,327
                                                                                                    ---------------
  Multiline Retail (0.4%)
    May Department Stores Co.                                                           4,000               106,120
    Sears, Roebuck and Co.                                                              8,100               297,108
                                                                                                    ---------------
                                                                                                            403,228
                                                                                                    ---------------
  Specialty Retail (2.1%)
    Abercrombie & Fitch Co.                                                             2,600                95,888
    Barnes & Noble, Inc. (a)                                                            4,400               151,272
    Best Buy Co., Inc.                                                                  2,800               134,848
    Gap, Inc.                                                                           5,000               113,500
    Home Depot, Inc.                                                                   28,800               971,136
    Lowe's Companies, Inc.                                                              2,500               121,800
    RadioShack Corp.                                                                   17,300               483,535
                                                                                                    ---------------
                                                                                                          2,071,979
                                                                                                    ---------------
  Textiles, Apparel & Luxury Goods (0.7%)
    Jones Apparel Group, Inc.                                                           3,900               145,665
    NIKE, Inc., Class B                                                                 8,000               581,680
                                                                                                    ---------------
                                                                                                            727,345
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Consumer Staples (11.2%)
  Beverages (2.3%)
    Adolph Coors Co., Class B                                                           1,500       $       103,140
    Anheuser-Busch Companies, Inc.                                                      6,700               347,730
    Coca-Cola Co.                                                                      32,500             1,425,450
    PepsiCo, Inc.                                                                       7,200               360,000
                                                                                                    ---------------
                                                                                                          2,236,320
                                                                                                    ---------------
  Food & Staples Retailing (3.4%)
    Albertson's, Inc.                                                                   3,900                95,121
    Costco Wholesale Corp.                                                             16,100               654,626
    Wal-Mart Stores, Inc.                                                              49,300             2,613,393
                                                                                                    ---------------
                                                                                                          3,363,140
                                                                                                    ---------------
  Food Products (1.7%)
    H.J. Heinz Co.                                                                     16,000               590,240
    Hershey Foods Corp.                                                                12,600               610,344
    Kellogg Co.                                                                         2,400                99,984
    Tyson Foods, Inc.                                                                  22,300               425,038
                                                                                                    ---------------
                                                                                                          1,725,606
                                                                                                    ---------------
  Household Products (1.6%)
    Clorox Co.                                                                          1,900                94,563
    Colgate-Palmolive Co.                                                               2,600               138,320
    Procter & Gamble Co.                                                               25,200             1,314,180
                                                                                                    ---------------
                                                                                                          1,547,063
                                                                                                    ---------------
  Personal Products (1.3%)
    Estee Lauder Companies, Inc., Class A                                              10,000               439,000
    Gillette Co.                                                                       20,900               814,682
                                                                                                    ---------------
                                                                                                          1,253,682
                                                                                                    ---------------
  Tobacco (0.9%)
    Altria Group, Inc.                                                                  9,400               447,440
    Reynolds American, Inc.                                                             5,900               424,505
                                                                                                    ---------------
                                                                                                            871,945
                                                                                                    ---------------
Energy (7.2%)
  Energy Equipment & Services (0.7%)
    Baker Hughes, Inc.                                                                  3,000               120,900
    Halliburton Co.                                                                     4,400               139,700
    Schlumberger Ltd.                                                                   5,400               347,328
    Transocean, Inc. (a)                                                                3,900               110,760
                                                                                                    ---------------
                                                                                                            718,688
                                                                                                    ---------------
  Oil & Gas (6.5%)
    Amerada Hess Corp.                                                                  3,500               291,725
    Apache Corp.                                                                        2,100                97,713
    ChevronTexaco Corp.                                                                15,300             1,463,445
    ConocoPhillips                                                                     12,100               953,117
    Exxon Mobil Corp.                                                                  71,500             3,310,450
    Marathon Oil Corp.                                                                  4,100               154,447
    Occidental Petroleum Corp.                                                          2,000                98,540
                                                                                                    ---------------
                                                                                                          6,369,437
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Financials (19.4%)
  Capital Markets (3.0%)
    A.G. Edwards, Inc.                                                                 12,800       $       416,000
    Bank of New York Co., Inc.                                                         12,800               367,744
    Federated Investors, Inc., Class B                                                 17,300               486,303
    Franklin Resources, Inc.                                                           11,200               540,400
    Goldman Sachs Group, Inc.                                                           4,400               388,036
    Mellon Financial Corp.                                                              3,700               101,676
    Morgan Stanley                                                                      2,000                98,660
    Northern Trust Corp.                                                               11,700               469,521
    State Street Corp.                                                                  2,100                89,901
                                                                                                    ---------------
                                                                                                          2,958,241
                                                                                                    ---------------
  Commercial Banks (4.5%)
    Comerica, Inc.                                                                      4,000               233,880
    Commerce Bancorp, Inc.                                                              7,900               397,686
    M&T Bank Corp.                                                                      1,200               111,876
    National City Corp.                                                                19,500               711,750
    North Fork Bancorporation, Inc.                                                     2,600               101,530
    PNC Financial Services Group, Inc.                                                  1,900                96,140
    SouthTrust Corp.                                                                    3,000               116,370
    UnionBanCal Corp.                                                                   8,300               481,815
    U.S. Bancorp                                                                       23,200               656,560
    Wachovia Corp.                                                                     23,300             1,032,423
    Wells Fargo & Co.                                                                   7,800               447,798
                                                                                                    ---------------
                                                                                                          4,387,828
                                                                                                    ---------------
  Consumer Finance (0.7%)
    American Express Co.                                                                2,400               120,600
    AmeriCredit Corp. (a)                                                              10,500               200,550
    Capital One Financial Corp.                                                         1,400                97,048
    MBNA Corp.                                                                          9,500               234,555
                                                                                                    ---------------
                                                                                                            652,753
                                                                                                    ---------------
  Diversified Financial Services (3.7%)
    Chicago Mercantile Exchange                                                         1,600               200,800
    Citigroup, Inc.                                                                    37,700             1,662,193
    JPMorgan Chase & Co.                                                               46,636             1,740,922
                                                                                                    ---------------
                                                                                                          3,603,915
                                                                                                    ---------------
  Insurance (5.2%)
    ACE Ltd.                                                                            2,400                97,416
    AFLAC, Inc.                                                                         3,000               118,920
    Allstate Corp.                                                                      6,800               320,144
    Ambac Financial Group, Inc.                                                         4,200               298,662
    American International Group, Inc.                                                 17,900             1,264,635
    Aon Corp.                                                                           4,400               116,336
    Chubb Corp.                                                                         9,000               619,020
    First American Corp.                                                                6,500               174,590
    Hartford Financial Services Group, Inc.                                            10,000               651,000
    Lincoln National Corp.                                                              4,300               187,910
    Loews Corp.                                                                         4,200               237,846

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Insurance (continued)
    Marsh & McLennan Companies, Inc.                                                    2,200       $        97,636
    MetLife, Inc.                                                                      21,000               749,070
    Prudential Financial, Inc.                                                          2,200               102,432
    SAFECO Corp.                                                                        2,300               108,238
                                                                                                    ---------------
                                                                                                          5,143,855
                                                                                                    ---------------
  Real Estate (0.8%)
    Apartment Investment & Management Co., Class A, REIT                               15,800               505,126
    Equity Residential, REIT                                                            5,700               168,435
    KB Home                                                                             1,800               115,290
                                                                                                    ---------------
                                                                                                            788,851
                                                                                                    ---------------
  Thrifts & Mortgage Finance (1.5%)
    Countrywide Financial Corp.                                                         1,700               122,570
    Doral Financial Corp.                                                               2,900               113,825
    Fannie Mae                                                                         14,000               900,340
    Freddie Mac                                                                         2,600               184,496
    Washington Mutual, Inc.                                                             4,300               166,840
                                                                                                    ---------------
                                                                                                          1,488,071
                                                                                                    ---------------
Health Care (13.9%)
  Biotechnology (0.7%)
    Amgen, Inc. (a)                                                                    12,300               699,624
                                                                                                    ---------------
  Health Care Equipment & Supplies (1.5%)
    Becton, Dickinson & Co.                                                             6,600               311,718
    Medtronic, Inc.                                                                    21,300             1,057,971
    PerkinElmer, Inc.                                                                   5,300                93,174
                                                                                                    ---------------
                                                                                                          1,462,863
                                                                                                    ---------------
  Health Care Providers & Services (2.8%)
    Anthem, Inc. (a)                                                                    1,200                98,964
    Caremark Rx, Inc. (a)                                                               3,100                94,550
    CIGNA Corp.                                                                         8,500               527,085
    Humana, Inc. (a)                                                                    6,200               112,282
    IMS Health, Inc.                                                                   21,300               516,312
    Medco Health Solutions, Inc. (a)                                                   16,710               506,313
    UnitedHealth Group, Inc.                                                           13,700               861,730
                                                                                                    ---------------
                                                                                                          2,717,236
                                                                                                    ---------------
  Pharmaceuticals (8.9%)
    Abbott Laboratories                                                                20,900               822,415
    Andrx Corp. (a)                                                                     3,600                93,384
    Bristol-Myers Squibb Co.                                                           38,700               886,230
    Eli Lilly & Co.                                                                     4,200               267,624
    Johnson & Johnson                                                                  36,700             2,028,409
    King Pharmaceuticals, Inc. (a)                                                     25,400               286,766
    Merck & Co., Inc.                                                                  31,400             1,423,990
    Pfizer, Inc.                                                                       74,100             2,368,236

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Pharmaceuticals (continued)
    Watson Pharmaceuticals, Inc. (a)                                                    7,500       $       189,075
    Wyeth                                                                              10,700               378,780
                                                                                                    ---------------
                                                                                                          8,744,909
                                                                                                    ---------------
Industrials (11.5%)
  Aerospace & Defense (2.3%)
    Boeing Co.                                                                         17,800               903,350
    General Dynamics Corp.                                                              3,400               335,988
    Raytheon Co.                                                                        2,800                93,940
    United Technologies Corp.                                                          10,300               963,050
                                                                                                    ---------------
                                                                                                          2,296,328
                                                                                                    ---------------
  Air Freight & Logistics (1.4%)
    FedEx Corp.                                                                         1,400               114,632
    United Parcel Service, Inc., Class B                                               17,200             1,237,712
                                                                                                    ---------------
                                                                                                          1,352,344
                                                                                                    ---------------
  Building Products (0.1%)
    Masco Corp.                                                                         3,500               105,840
                                                                                                    ---------------
  Commercial Services & Supplies (0.7%)
    Cendant Corp.                                                                      23,700               542,256
    Equifax, Inc.                                                                       5,900               142,308
                                                                                                    ---------------
                                                                                                            684,564
                                                                                                    ---------------
  Industrial Conglomerates (5.6%)
    3M Co.                                                                             12,900             1,062,444
    General Electric Co.                                                               94,300             3,135,475
    Textron, Inc.                                                                       4,100               251,330
    Tyco International Ltd.                                                            34,100             1,057,100
                                                                                                    ---------------
                                                                                                          5,506,349
                                                                                                    ---------------
  Machinery (0.8%)
    Eaton Corp.                                                                         7,100               458,944
    Illinois Tool Works, Inc.                                                           1,100                99,572
    Parker Hannifin Corp.                                                               3,300               189,354
                                                                                                    ---------------
                                                                                                            747,870
                                                                                                    ---------------
  Road & Rail (0.6%)
    Burlington Northern Santa Fe Corp.                                                  3,100               109,988
    Union Pacific Corp.                                                                 9,000               507,060
                                                                                                    ---------------
                                                                                                            617,048
                                                                                                    ---------------
Information Technology (16.3%)
  Communications Equipment (2.2%)
    Avaya, Inc. (a)                                                                    11,000               161,150
    Cisco Systems, Inc. (a)                                                            46,200               963,732
    Motorola, Inc.                                                                      9,200               146,556
    Polycom, Inc. (a)                                                                   5,400               104,112
    QUALCOMM, Inc.                                                                     11,800               815,144
                                                                                                    ---------------
                                                                                                          2,190,694
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Computers & Peripherals (4.4%)
    Apple Computer, Inc. (a)                                                            3,600       $       116,424
    Dell, Inc. (a)                                                                      9,700               344,059
    EMC Corp. (a)                                                                      13,900               152,483
    Hewlett-Packard Co.                                                                43,400               874,510
    International Business Machines Corp.                                              21,300             1,854,591
    Lexmark International, Inc., Class A (a)                                            6,400               566,400
    Storage Technology Corp. (a)                                                       15,400               384,230
                                                                                                    ---------------
                                                                                                          4,292,697
                                                                                                    ---------------
  Electronic Equipment & Instruments (0.3%)
    Agilent Technologies, Inc. (a)                                                      3,800                90,478
    Sanmina-SCI Corp. (a)                                                              13,500                99,090
    Symbol Technologies, Inc.                                                           7,400                96,866
                                                                                                    ---------------
                                                                                                            286,434
                                                                                                    ---------------
  Internet Software & Services (0.4%)
    VeriSign, Inc. (a)                                                                 11,100               194,361
    Yahoo!, Inc. (a)                                                                    6,000               184,800
                                                                                                    ---------------
                                                                                                            379,161
                                                                                                    ---------------
  IT Services (1.4%)
    Affiliated Computer Services, Inc., Class A (a)                                     1,900                98,610
    Automatic Data Processing, Inc.                                                    11,100               465,978
    Computer Sciences Corp. (a)                                                        12,600               595,350
    Convergys Corp. (a)                                                                16,100               213,164
                                                                                                    ---------------
                                                                                                          1,373,102
                                                                                                    ---------------
  Office Electronics (0.1%)
    Xerox Corp. (a)                                                                     7,500               103,950
                                                                                                    ---------------
  Semiconductors & Semiconductor Equipment (3.6%)
    Altera Corp. (a)                                                                    5,000               104,100
    Intel Corp.                                                                        72,100             1,757,798
    Linear Technology Corp.                                                            15,700               613,870
    Maxim Integrated Products, Inc.                                                     5,400               259,740
    Texas Instruments, Inc.                                                            33,000               703,890
    Xilinx, Inc.                                                                        3,300                97,119
                                                                                                    ---------------
                                                                                                          3,536,517
                                                                                                    ---------------
  Software (3.9%)
    Adobe Systems, Inc.                                                                 8,500               358,530
    Microsoft Corp.                                                                   107,900             3,070,834
    Oracle Corp. (a)                                                                   29,300               307,943
    VERITAS Software Corp. (a)                                                          6,000               114,360
                                                                                                    ---------------
                                                                                                          3,851,667
                                                                                                    ---------------
Materials (2.6%)
  Chemicals (0.5%)
    Dow Chemical Co.                                                                    2,500                99,725
    Monsanto Co.                                                                       11,600               420,616
                                                                                                    ---------------
                                                                                                            520,341
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Construction Materials (0.1%)
    Vulcan Materials Co.                                                                2,200       $       104,764
                                                                                                    ---------------
  Containers & Packaging (0.5%)
    Temple-Inland, Inc.                                                                 7,700               525,525
                                                                                                    ---------------
  Metals & Mining (0.9%)
    CONSOL Energy, Inc.                                                                 6,400               229,376
    Peabody Energy Corp.                                                                1,700                95,506
    Phelps Dodge Corp. (a)                                                              6,400               498,816
                                                                                                    ---------------
                                                                                                            823,698
                                                                                                    ---------------
  Paper & Forest Products (0.6%)
    Louisiana-Pacific Corp.                                                             4,200                99,456
    Weyerhaeuser Co.                                                                    8,200               508,400
                                                                                                    ---------------
                                                                                                            607,856
                                                                                                    ---------------
Telecommunication Services (4.0%)
  Diversified Telecommunication Services (3.5%)
    ALLTEL Corp.                                                                        4,300               223,600
    BellSouth Corp.                                                                    36,000               975,240
    CenturyTel, Inc.                                                                    7,100               220,029
    SBC Communications, Inc.                                                           50,800             1,287,272
    Verizon Communications, Inc.                                                       18,100               697,574
                                                                                                    ---------------
                                                                                                          3,403,715
                                                                                                    ---------------
  Wireless Telecommunication Services (0.5%)
    Nextel Communications, Inc., Class A (a)                                           21,100               480,236
                                                                                                    ---------------
Utilities (2.4%)
  Electric Utilities (2.2%)
    American Electric Power Co., Inc.                                                  15,700               488,427
    Edison International                                                                3,800               101,840
    Exelon Corp.                                                                        9,300               324,570
    Southern Co.                                                                        6,100               178,608
    TECO Energy, Inc.                                                                  35,000               451,500
    TXU Corp.                                                                          15,000               594,900
                                                                                                    ---------------
                                                                                                          2,139,845
                                                                                                    ---------------
  Multi-Utilities & Unregulated Power (0.2%)
    Duke Energy Corp.                                                                   5,100               109,650
    Sempra Energy                                                                       3,900               139,425
                                                                                                    ---------------
                                                                                                            249,075
                                                                                                    ---------------
    Total Common Stocks
     (Cost of $93,630,301)                                                                               96,369,688
                                                                                                    ---------------
Investment Management Company (1.4%)
    SPDR Trust Series 1
     (Cost of $1,392,816)                                                              12,400             1,374,168
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                    PAR                  VALUE
                                                                              ---------------       ---------------
Short-Term Obligation (0.4%)
    Repurchase agreement with State Street Bank &
       Trust Co., dated 07/30/04, due 08/02/04 at 1.240%,
       collateralized by a U.S. Treasury Bond
       maturing 11/15/27, market value of $440,919
       (repurchase proceeds $431,045)
       (Cost of $431,000)                                                     $       431,000       $       431,000
                                                                                                    ---------------

    Total Investments (99.9%)
       (Cost of $95,454,117) (b)                                                                         98,174,856

    Other Assets & Liabilities, Net (0.1%)                                                                   72,427
                                                                                                    ---------------

    Net Assets (100.0%)                                                                             $    98,247,283
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a)  Non-income producing security.
  (b)  Cost for federal income tax purposes is $95,747,601.

        ACRONYM                     NAME
  ------------------  ----------------------------------
         REIT            Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                         A Portfolio of CMG Funds Trust
                            SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (97.9%)
Consumer Discretionary (13.8%)
  Hotels, Restaurants & Leisure (1.8%)
    Carnival Corp.                                                                      5,200       $       242,372
    Marriot International, Inc., Class A                                                9,600               468,480
                                                                                                    ---------------
                                                                                                            710,852
                                                                                                    ---------------
  Internet & Catalog Retail (1.2%)
    eBay, Inc. (a)                                                                      6,200               485,646
                                                                                                    ---------------
  Media (2.8%)
    Omnicom Group, Inc.                                                                 5,200               374,504
    Viacom, Inc., Class B                                                               7,200               241,848
    XM Satellite Radio Holdings, Inc., Class A (a)                                     20,500               540,995
                                                                                                    ---------------
                                                                                                          1,157,347
                                                                                                    ---------------
  Specialty Retail (7.2%)
    Bed Bath & Beyond, Inc. (a)                                                        10,900               385,751
    Best Buy Co., Inc.                                                                 10,700               515,312
    Chico's FAS, Inc. (a)                                                               9,500               397,765
    Home Depot, Inc.                                                                    9,800               330,456
    Lowe's Companies, Inc.                                                             13,970               680,618
    Staples, Inc.                                                                      21,700               626,696
                                                                                                    ---------------
                                                                                                          2,936,598
                                                                                                    ---------------
  Textiles, Apparel & Luxury Goods (0.8%)
    Coach, Inc. (a)                                                                     7,500               320,925
                                                                                                    ---------------
Consumer Staples (12.2%)
  Beverages (2.8%)
    Coca-Cola Co.                                                                       9,800               429,828
    PepsiCo, Inc.                                                                      14,000               700,000
                                                                                                    ---------------
                                                                                                          1,129,828
                                                                                                    ---------------
  Food & Staples Retailing (2.4%)
    Costco Wholesale Corp.                                                             14,400               585,505
    Sysco Corp.                                                                        11,300               389,285
                                                                                                    ---------------
                                                                                                            974,790
                                                                                                    ---------------
  Food Products (1.9%)
    Bunge Ltd.                                                                          8,000               321,040
    Hershey Foods Corp.                                                                 9,200               445,648
                                                                                                    ---------------
                                                                                                            766,688
                                                                                                    ---------------
  Household Products (1.3%)
    Procter & Gamble Co.                                                               10,500               547,575
                                                                                                    ---------------
  Personal Products (2.8%)
    Alberto-Culver Co.                                                                 13,850               645,687
    Avon Products, Inc.                                                                11,500               494,615
                                                                                                    ---------------
                                                                                                          1,140,302
                                                                                                    ---------------
  Tobacco (1.0%)
    Altria Group, Inc.                                                                  8,400               399,840
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Energy (0.8%)
  Energy Equipment & Services (0.3%)
    Smith International, Inc. (a)                                                       2,100       $       122,388
                                                                                                    ---------------
  Oil & Gas (0.5%)
    EOG Resources, Inc.                                                                 3,400               216,070
                                                                                                    ---------------
Financials (6.2%)
  Consumer Finance (2.1%)
    American Express Co.                                                               10,500               527,625
    MBNA Corp.                                                                         13,200               325,908
                                                                                                    ---------------
                                                                                                            853,533
                                                                                                    ---------------
  Diversified Financial Services (2.1%)
    Citigroup, Inc.                                                                     8,600               379,174
    Merrill Lynch & Co., Inc.                                                           9,700               482,284
                                                                                                    ---------------
                                                                                                            861,458
                                                                                                    ---------------
  Insurance (2.0%)
    American International Group, Inc.                                                  5,800               409,770
    Chubb Corp.                                                                         3,100               213,218
    Progressive Corp.                                                                   2,600               199,212
                                                                                                    ---------------
                                                                                                            822,200
                                                                                                    ---------------
Health Care (20.6%)
  Biotechnology (1.7%)
    Amgen, Inc. (a)                                                                     5,800               329,904
    Biogen Idec, Inc. (a)                                                               3,300               198,000
    Genentech, Inc. (a)                                                                 3,800               184,984
                                                                                                    ---------------
                                                                                                            712,888
                                                                                                    ---------------
  Health Care Equipment & Supplies (9.1%)
    Alcon, Inc.                                                                         9,700               743,020
    Boston Scientific Corp. (a)                                                        10,600               405,556
    Kinetic Concepts, Inc. (a)                                                          4,100               184,172
    St. Jude Medical, Inc. (a)                                                          7,700               524,601
    Thermo Electron Corp. (a)                                                          13,800               354,936
    Varian Medical Systems, Inc. (a)                                                    9,800               676,298
    Zimmer Holdings, Inc. (a)                                                          10,400               793,624
                                                                                                    ---------------
                                                                                                          3,682,207
                                                                                                    ---------------
  Health Care Providers & Services (2.6%)
    Anthem, Inc. (a)                                                                    4,700               387,609
    Caremark Rx, Inc. (a)                                                              21,800               664,900
                                                                                                    ---------------
                                                                                                          1,052,509
                                                                                                    ---------------
  Pharmaceuticals (7.2%)
    Eli Lilly & Co.                                                                     3,200               203,904
    Johnson & Johnson                                                                  13,000               718,510
    Pfizer, Inc.                                                                       36,100             1,153,756
    Teva Pharmaceutical Industries Ltd., ADR                                           28,400               840,640
                                                                                                    ---------------
                                                                                                          2,916,810
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Industrials (10.7%)
  Commercial Services & Supplies (1.2%)
    Cendant Corp.                                                                      21,200       $       485,056
                                                                                                    ---------------
  Industrial Conglomerates (6.7%)
    3M Co.                                                                              7,400               609,464
    General Electric Co.                                                               27,500               914,375
    Tyco International Ltd.                                                            38,120             1,181,720
                                                                                                    ---------------
                                                                                                          2,705,559
                                                                                                    ---------------
  Machinery (2.8%)
    Ingersoll-Rand Co., Class A                                                         6,500               446,485
    ITT Industries, Inc.                                                                8,700               695,565
                                                                                                    ---------------
                                                                                                          1,142,050
                                                                                                    ---------------
Information Technology (28.3%)
  Communications Equipment (5.8%)
    Avaya, Inc. (a)                                                                    14,800               216,820
    Cisco Systems, Inc. (a)                                                            53,000             1,105,580
    Juniper Networks, Inc. (a)                                                          9,500               218,120
    Motorola, Inc.                                                                      7,700               122,661
    QUALCOMM, Inc.                                                                     10,100               697,708
                                                                                                    ---------------
                                                                                                          2,360,889
                                                                                                    ---------------
  Computers & Peripherals (4.0%)
    Dell, Inc. (a)                                                                     17,900               634,913
    EMC Corp. (a)                                                                      15,900               174,423
    International Business Machines Corp.                                               6,500               565,955
    Lexmark International, Inc., Class A (a)                                            2,900               256,650
                                                                                                    ---------------
                                                                                                          1,631,941
                                                                                                    ---------------
  Electronic Equipment & Instruments (0.8%)
    Broadcom Corp., Class A (a)                                                         4,300               152,048
    Flextronics International Ltd. (a)                                                 15,300               192,321
                                                                                                    ---------------
                                                                                                            344,369
                                                                                                    ---------------
  Internet Software & Services (1.1%)
    Yahoo!, Inc. (a)                                                                   13,900               428,120
                                                                                                    ---------------
  IT Services (1.7%)
    Cognizant Technology Solutions Corp., Class A (a)                                  15,400               424,270
    Paychex, Inc.                                                                       8,200               251,822
                                                                                                    ---------------
                                                                                                            676,092
                                                                                                    ---------------
  Semiconductors & Semiconductor Equipment (6.7%)
    Intel Corp.                                                                        51,300             1,250,694
    Linear Technology Corp.                                                             5,600               218,960
    Marvell Technology Group Ltd. (a)                                                   6,800               157,896
    Microchip Technology, Inc.                                                          8,900               257,833
    Samsung Electronics Co., Ltd., GDR (b)                                              2,829               506,391
    Texas Instruments, Inc.                                                             7,600               162,108
    Xilinx, Inc.                                                                        6,500               191,295
                                                                                                    ---------------
                                                                                                          2,745,177
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Software (8.2%)
    Amdocs Ltd. (a)                                                                    13,100       $       284,270
    Mercury Interactive Corp. (a)                                                       2,900               106,024
    Microsoft Corp.                                                                    69,600             1,980,816
    Oracle Corp. (a)                                                                   27,600               290,076
    Red Hat, Inc. (a)                                                                   5,100                87,312
    SAP AG, ADR                                                                        10,600               424,106
    Symantec Corp. (a)                                                                  3,100               144,956
                                                                                                    ---------------
                                                                                                          3,317,560
                                                                                                    ---------------
Materials (4.5%)
  Chemicals (2.2%)
    Praxair, Inc.                                                                      22,700               895,515
                                                                                                    ---------------
  Metals & Mining (2.3%)
    Alcoa, Inc.                                                                        15,800               506,074
    Phelps Dodge Corp. (a)                                                              5,480               427,111
                                                                                                    ---------------
                                                                                                            933,185
                                                                                                    ---------------
Telecommunication Services (0.8%)
  Wireless Telecommunication Services (0.8%)
    Crown Castle International Corp. (a)                                                8,300               117,196
    Mobile Telesystems, ADR                                                             1,000               117,050
    Vimpel Communications, ADR (a)                                                      1,200               104,940
                                                                                                    ---------------
                                                                                                            339,186
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $39,038,450)                                                                              39,815,153
                                                                                                    ---------------
Preferred Stock (1.0%)
Consumer Discretionary (1.0%)
  Media (1.0%)
    News Corp., Ltd., ADR
      (Cost of $405,904)                                                               12,300               390,771
                                                                                                    ---------------

                                                                                    PAR
                                                                              ---------------
Short-Term Obligation (1.9%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.230%,
      collateralized by a U.S. Treasury Note
      maturing 02/15/12, market value of $811,413
     (repurchase proceeds $793,081)
     (Cost of $793,000)                                                       $       793,000               793,000
                                                                                                    ---------------
    Total Investments (100.8%)
      (Cost of $40,237,354) (c)                                                                          40,998,924
    Other Assets & Liabilities, Net (-0.8%)                                                                (315,347)
                                                                                                    ---------------
    Net Assets (100.0%)                                                                             $    40,683,577
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the value of this security represents 1.2% of net assets.
  (c) Cost for federal income tax purposes is $40,504,495.

     ACRONYM                     NAME
  -------------    -------------------------------
       ADR           American Depositary Receipt
       GDR            Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                         A Portfolio of CMG Funds Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (94.7%)
Consumer Discretionary (7.0%)
  Automobiles (0.7%)
    General Motors Corp.                                                                8,539       $       368,372
                                                                                                    ---------------
  Hotels, Restaurants & Leisure (1.7%)
    Harrah's Entertainment, Inc.                                                        2,469               114,784
    Wendy's International, Inc.                                                        19,482               696,871
                                                                                                    ---------------
                                                                                                            811,655
                                                                                                    ---------------
  Media (3.7%)
    Clear Channel Communications, Inc.                                                  9,300               332,010
    Gannett Co., Inc.                                                                   2,861               237,863
    McGraw-Hill Companies, Inc.                                                         6,167               462,895
    Time Warner, Inc. (a)                                                              32,167               535,581
    Viacom, Inc., Class A                                                               5,611               191,055
                                                                                                    ---------------
                                                                                                          1,759,404
                                                                                                    ---------------
  Specialty Retail (0.9%)
    Office Depot, Inc. (a)                                                             26,684               437,618
                                                                                                    ---------------
Consumer Staples (9.2%)
  Beverages (1.7%)
    PepsiCo, Inc.                                                                      16,297               814,850
                                                                                                    ---------------
  Food & Staples Retailing (1.0%)
    Costco Wholesale Corp.                                                             11,623               472,591
                                                                                                    ---------------
  Food Products (2.0%)
    ConAgra Foods, Inc.                                                                19,720               512,720
    Kraft Foods, Inc., Class A                                                         15,589               476,244
                                                                                                    ---------------
                                                                                                            988,964
                                                                                                    ---------------
  Household Products (3.6%)
    Clorox Co.                                                                         10,540               524,576
    Kimberly-Clark Corp.                                                                9,524               610,203
    Procter & Gamble Co.                                                               11,090               578,344
                                                                                                    ---------------
                                                                                                          1,713,123
                                                                                                    ---------------
  Tobacco (0.9%)
    Altria Group, Inc.                                                                  9,198               437,825
                                                                                                    ---------------
Energy (13.4%)
  Energy Equipment & Services (1.9%)
    Halliburton Co.                                                                    28,099               892,143
                                                                                                    ---------------
  Oil & Gas (11.5%)
    BP PLC, ADR                                                                        21,301             1,200,524
    ConocoPhillips                                                                     16,101             1,268,276
    Exxon Mobil Corp.                                                                  34,599             1,601,934

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Oil & Gas (continued)
    Marathon Oil Corp.                                                                 23,812       $       896,998
    Royal Dutch Petroleum Co., N.Y. Registered Shares                                  10,691               537,757
                                                                                                    ---------------
                                                                                                          5,505,489
                                                                                                    ---------------
Financials (29.0%)
  Capital Markets (3.8%)
    Bank of New York Co., Inc.                                                         21,909               629,445
    Goldman Sachs Group, Inc.                                                           4,221               372,250
    Morgan Stanley                                                                     10,686               527,140
    State Street Corp.                                                                  6,767               289,695
                                                                                                    ---------------
                                                                                                          1,818,530
                                                                                                    ---------------
  Commercial Banks (6.2%)
    National City Corp.                                                                10,201               372,337
    U.S. Bancorp                                                                       37,018             1,047,609
    Wachovia Corp.                                                                     10,546               467,293
    Wells Fargo & Co.                                                                  19,118             1,097,564
                                                                                                    ---------------
                                                                                                          2,984,803
                                                                                                    ---------------
  Consumer Finance (1.0%)
    MBNA Corp.                                                                         18,909               466,863
                                                                                                    ---------------
  Diversified Financial Services (6.7%)
    Citigroup, Inc.                                                                    42,615             1,878,895
    JPMorgan Chase & Co.                                                               36,101             1,347,650
                                                                                                    ---------------
                                                                                                          3,226,545
                                                                                                    ---------------
  Insurance (8.1%)
    AFLAC, Inc.                                                                         6,792               269,235
    Ambac Financial Group, Inc.                                                         6,745               479,637
    American International Group, Inc.                                                 14,588             1,030,642
    Lincoln National Corp.                                                              9,190               401,603
    Marsh & McLennan Companies, Inc.                                                    5,339               236,945
    St. Paul Travelers Companies, Inc.                                                 12,794               474,274
    Willis Group Holdings Ltd.                                                         13,541               471,227
    XL Capital Ltd., Class A                                                            6,945               490,873
                                                                                                    ---------------
                                                                                                          3,854,436
                                                                                                    ---------------
  Real Estate (1.6%)
    Archstone-Smith Trust, REIT                                                         8,554               251,744
    Kimco Realty Corp., REIT                                                            5,540               266,474
    Vornado Realty Trust, REIT                                                          4,496               261,173
                                                                                                    ---------------
                                                                                                            779,391
                                                                                                    ---------------
  Thrifts & Mortgage Finance (1.6%)
    Countrywide Financial Corp.                                                         4,371               315,149
    Freddie Mac                                                                         6,796               437,051
                                                                                                    ---------------
                                                                                                            752,200
                                                                                                    ---------------
Health Care (4.4%)
  Health Care Providers & Services (1.9%)
    Aetna, Inc.                                                                        10,438               895,580
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Pharmaceuticals (2.5%)
    Bristol-Myers Squibb Co.                                                            8,421       $       192,841
    Johnson & Johnson                                                                   4,485               247,886
    Merck & Co., Inc.                                                                   5,294               240,083
    Pfizer, Inc.                                                                       16,291               520,660
                                                                                                    ---------------
                                                                                                          1,201,470
                                                                                                    ---------------
Industrials (10.8%)
  Aerospace & Defense (3.0%)
    General Dynamics Corp.                                                              5,773               570,488
    Raytheon Co.                                                                        6,862               230,220
    United Technologies Corp.                                                           6,670               623,645
                                                                                                    ---------------
                                                                                                          1,424,353
                                                                                                    ---------------
  Commercial Services & Supplies (1.4%)
    Waste Management, Inc.                                                             23,937               673,587
                                                                                                    ---------------
  Industrial Conglomerates (4.6%)
    General Electric Co.                                                               29,299               974,192
    Honeywell International, Inc.                                                      13,320               500,965
    Textron, Inc.                                                                      11,749               720,214
                                                                                                    ---------------
                                                                                                          2,195,371
                                                                                                    ---------------
  Machinery (1.8%)
    Deere & Co.                                                                         8,143               511,462
    Ingersoll-Rand Co., Class A                                                         5,479               376,352
                                                                                                    ---------------
                                                                                                            887,814
                                                                                                    ---------------
Information Technology (6.4%)
  Communications Equipment (0.8%)
    Nokia Corp., ADR                                                                   33,962               394,638
                                                                                                    ---------------
  Computers & Peripherals (1.9%)
    International Business Machines Corp.                                               5,241               456,334
    Lexmark International, Inc., Class A (a)                                            4,893               433,030
                                                                                                    ---------------
                                                                                                            889,364
                                                                                                    ---------------
  IT Services (1.1%)
    Accenture Ltd., Class A (a)                                                        22,160               545,801
                                                                                                    ---------------
  Office Electronics (1.1%)
    Xerox Corp. (a)                                                                    38,365               531,739
                                                                                                    ---------------
  Software (1.5%)
    Electronic Arts, Inc. (a)                                                           9,329               467,663
    Microsoft Corp.                                                                     7,799               221,960
                                                                                                    ---------------
                                                                                                            689,623
                                                                                                    ---------------
Materials (3.5%)
  Chemicals (1.5%)
    Air Products & Chemicals, Inc.                                                     13,728               710,424
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Paper & Forest Products (2.0%)
    MeadWestvaco Corp.                                                                 19,193       $       573,103
    Weyerhaeuser Co.                                                                    6,003               372,186
                                                                                                    ---------------
                                                                                                            945,289
                                                                                                    ---------------
Telecommunication Services (5.0%)
  Diversified Telecommunication Services (5.0%)
    BellSouth Corp.                                                                    29,685               804,167
    SBC Communications, Inc.                                                           31,193               790,431
    Verizon Communications, Inc.                                                       21,257               819,245
                                                                                                    ---------------
                                                                                                          2,413,843
                                                                                                    ---------------
Utilities (6.0%)
  Electric Utilities (6.0%)
    American Electric Power Co., Inc.                                                  15,492               481,956
    Consolidated Edison, Inc.                                                          17,568               719,761
    Entergy Corp.                                                                       6,703               385,422
    Southern Co.                                                                       12,608               369,162
    TXU Corp.                                                                          22,650               898,299
                                                                                                    ---------------
                                                                                                          2,854,600
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $42,697,379)                                                                              45,338,298
                                                                                                    ---------------
Investment Management Company (3.5%)
    iShares Russell 1000 Value Index
      (Cost of $1,651,233)                                                             28,029             1,662,120
                                                                                                    ---------------

                                                                                    PAR
                                                                              ---------------
Short-Term Obligation (1.6%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.240%,
      collateralized by a U.S. Treasury Bond
      maturing 08/15/26, market value of $780,800
      (repurchase proceeds $761,079)
      (Cost of $761,000)                                                      $       761,000               761,000
                                                                                                    ---------------
    Total Investments (99.8%)
      (Cost of $45,109,612) (b)                                                                          47,761,418

    Other Assets & Liabilities, Net (0.2%)                                                                   93,300
                                                                                                    ---------------
    Net Assets (100.0%)                                                                             $    47,854,718
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $45,204,819.

     ACRONYM                      NAME
  -------------    ---------------------------------
       ADR           American Depositary Receipt
       REIT          Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (95.0%)
Consumer Discretionary (14.4%)
  Auto Components (0.5%)
    Autoliv, Inc.                                                                       2,410       $       101,437
                                                                                                    ---------------
  Hotels, Restaurants & Leisure (5.3%)
    Applebee's International, Inc.                                                      4,000               106,560
    Cheesecake Factory, Inc. (a)                                                        2,500               104,425
    Four Seasons Hotels, Inc.                                                             970                58,869
    Harrah's Entertainment, Inc.                                                        2,850               132,497
    Hilton Hotels Corp.                                                                 7,270               129,624
    International Game Technology                                                       2,670                86,348
    Marriott International, Inc., Class A                                               2,000                97,600
    Yum! Brands, Inc.                                                                   7,800               299,442
                                                                                                    ---------------
                                                                                                          1,015,365
                                                                                                    ---------------
  Household Durables (1.0%)
    Centex Corp.                                                                        2,200                93,324
    D.R. Horton, Inc.                                                                   3,800               104,994
                                                                                                    ---------------
                                                                                                            198,318
                                                                                                    ---------------
  Leisure Equipment & Products (0.5%)
    Brunswick Corp.                                                                     2,480                96,794
                                                                                                    ---------------
  Media (3.0%)
    Lamar Advertising Co., Class A (a)                                                  2,400                96,504
    Univision Communications, Inc., Class A (a)                                         9,370               271,449
    XM Satellite Radio Holdings, Inc., Class A (a)                                      7,600               200,564
                                                                                                    ---------------
                                                                                                            568,517
                                                                                                    ---------------
  Specialty Retail (3.3%)
    Bed Bath & Beyond, Inc. (a)                                                         2,195                77,681
    Chico's FAS, Inc. (a)                                                               1,400                58,618
    PETCO Animal Supplies, Inc. (a)                                                     3,200                95,584
    PETsMART, Inc.                                                                      3,100                96,131
    Staples, Inc.                                                                       8,140               235,083
    Tiffany & Co.                                                                       2,200                78,650
                                                                                                    ---------------
                                                                                                            641,747
                                                                                                    ---------------
  Textiles, Apparel & Luxury Goods (0.8%)
    Coach, Inc. (a)                                                                     3,400               145,486
                                                                                                    ---------------
Consumer Staples (2.5%)
  Food & Staples Retailing (0.5%)
    Whole Foods Market, Inc.                                                            1,100                90,552
                                                                                                    ---------------
  Food Products (1.5%)
    Dean Foods Co. (a)                                                                  5,070               187,489
    Hershey Foods Corp.                                                                 2,100               101,724
                                                                                                    ---------------
                                                                                                            289,213
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Personal Products (0.5%)
    Alberto-Culver Co.                                                                  2,000       $        93,240
                                                                                                    ---------------
Energy (10.1%)
  Energy Equipment & Services (7.4%)
    Baker Hughes, Inc.                                                                  8,800               354,640
    BJ Services Co. (a)                                                                 4,635               230,174
    Cooper Cameron Corp. (a)                                                            1,900                97,071
    Nabors Industries Ltd. (a)                                                          1,820                84,630
    National-Oilwell, Inc. (a)                                                          9,890               330,821
    Patterson-UTI Energy, Inc.                                                         17,740               323,400
                                                                                                    ---------------
                                                                                                          1,420,736
                                                                                                    ---------------
  Oil & Gas (2.7%)
    Apache Corp.                                                                        2,660               123,770
    EOG Resources, Inc.                                                                 1,660               105,493
    Murphy Oil Corp.                                                                    1,030                79,660
    XTO Energy, Inc.                                                                    7,486               223,831
                                                                                                    ---------------
                                                                                                            532,754
                                                                                                    ---------------
Financials (4.7%)
  Capital Markets (0.6%)
    E*Trade Financial Corp. (a)                                                         9,800               108,486
                                                                                                    ---------------
  Commercial Banks (2.3%)
    North Fork Bancorporation, Inc.                                                     2,500                97,625
    TCF Financial Corp.                                                                 2,600               157,040
    UCBH Holdings, Inc.                                                                 2,500                97,725
    Zions Bancorporation                                                                1,600                96,800
                                                                                                    ---------------
                                                                                                            449,190
                                                                                                    ---------------
  Insurance (1.0%)
    Ambac Financial Group, Inc.                                                         2,685               190,930
                                                                                                    ---------------
  Real Estate (0.8%)
    St. Joe Company                                                                     3,600               154,872
                                                                                                    ---------------
Health Care (20.1%)
  Biotechnology (3.0%)
    Amylin Pharmaceuticals, Inc. (a)                                                    6,210               127,926
    Gen-Probe, Inc. (a)                                                                 3,000               112,260
    Genzyme Corp. (a)                                                                   3,300               169,224
    ImClone Systems, Inc. (a)                                                           1,200                70,704
    Martek Biosciences Corp. (a)                                                        1,900                89,908
                                                                                                    ---------------
                                                                                                            570,022
                                                                                                    ---------------
  Health Care Equipment & Supplies (6.3%)
    Beckman Coulter, Inc.                                                               2,300               126,891
    Biomet, Inc.                                                                        4,200               184,758
    Boston Scientific Corp. (a)                                                         1,950                74,607

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Health Care Equipment & Supplies (continued)
    Fisher Scientific International, Inc. (a)                                           4,640       $       270,048
    Kinetic Concepts, Inc. (a)                                                          5,010               225,049
    Thermo Electron Corp. (a)                                                           6,850               176,182
    Varian Medical Systems, Inc. (a)                                                    2,210               152,512
                                                                                                    ---------------
                                                                                                          1,210,047
                                                                                                    ---------------
  Health Care Providers & Services (5.0%)
    Accredo Health, Inc. (a)                                                            5,400               174,960
    Anthem, Inc. (a)                                                                    1,200                98,964
    Community Health Systems, Inc. (a)                                                  3,535                86,996
    DaVita, Inc. (a)                                                                    9,868               299,676
    McKesson Corp.                                                                      7,230               232,589
    UnitedHealth Group, Inc.                                                            1,271                79,971
                                                                                                    ---------------
                                                                                                            973,156
                                                                                                    ---------------
  Pharmaceuticals (5.8%)
    Barr Pharmaceuticals, Inc. (a)                                                      2,715                93,260
    Elan Corp. PLC, ADR (a)                                                             7,770               159,674
    Endo Pharmaceuticals Holdings, Inc. (a)                                             7,580               145,536
    IVAX Corp. (a)                                                                      4,310               102,794
    Medicis Pharmaceutical Corp., Class A                                              10,000               357,700
    Nektar Therapeutics (a)                                                             7,100               124,534
    Teva Pharmaceutical Industries Ltd., ADR                                            4,740               140,304
                                                                                                    ---------------
                                                                                                          1,123,802
                                                                                                    ---------------
Industrials (11.5%)
  Aerospace & Defense (1.0%)
    L-3 Communications Holdings, Inc.                                                   1,670               102,120
    United Defense Industries, Inc. (a)                                                 2,800                97,020
                                                                                                    ---------------
                                                                                                            199,140
                                                                                                    ---------------
  Air Freight & Logistics (1.0%)
    C.H. Robinson Worldwide, Inc.                                                       2,200                96,206
    Expeditors International of Washington, Inc.                                        2,000                92,820
                                                                                                    ---------------
                                                                                                            189,026
                                                                                                    ---------------
  Airlines (0.8%)
    JetBlue Airways Corp. (a)                                                           6,400               152,384
                                                                                                    ---------------
  Building Products (0.5%)
    Masco Corp.                                                                         3,150                95,256
                                                                                                    ---------------
  Commercial Services & Supplies (7.5%)
    Avery Dennison Corp.                                                                1,800               109,026
    Career Education Corp. (a)                                                          2,000                67,620
    ChoicePoint, Inc. (a)                                                               5,935               249,270
    Cintas Corp.                                                                        2,200                92,312
    Corporate Executive Board Co.                                                       4,255               241,259
    Education Management Corp. (a)                                                      4,500               124,920
    Iron Mountain, Inc. (a)                                                             6,100               196,847

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Commercial Services & Supplies (continued)
    Manpower, Inc.                                                                      5,940       $       258,687
    Robert Half International, Inc.                                                     3,730               103,769
                                                                                                    ---------------
                                                                                                          1,443,710
                                                                                                    ---------------
  Construction & Engineering (0.7%)
    Jacobs Engineering Group, Inc. (a)                                                  3,640               145,527
                                                                                                    ---------------
Information Technology (24.8%)
  Communications Equipment (3.1%)
    Avaya, Inc. (a)                                                                     6,880               100,792
    Comverse Technology, Inc. (a)                                                      11,830               201,819
    Juniper Networks, Inc. (a)                                                          8,340               191,486
    Polycom, Inc. (a)                                                                   5,850               112,788
                                                                                                    ---------------
                                                                                                            606,885
                                                                                                    ---------------
  Computers & Peripherals (0.4%)
    Lexmark International, Inc., Class A (a)                                              800                70,800
                                                                                                    ---------------
  Electronic Equipment & Instruments (3.0%)
    Agilent Technologies, Inc. (a)                                                      3,820                90,954
    CDW Corp.                                                                           2,955               190,007
    National Instruments Corp.                                                          3,600               104,580
    Solectron Corp. (a)                                                                17,400                95,700
    Vishay Intertechnology, Inc. (a)                                                    6,110                94,705
                                                                                                    ---------------
                                                                                                            575,946
                                                                                                    ---------------
  Internet Software & Services (2.3%)
    Ask Jeeves, Inc. (a)                                                                5,100               148,308
    Check Point Software Technologies Ltd. (a)                                          8,000               159,120
    SINA Corp. (a)                                                                      5,000               141,750
                                                                                                    ---------------
                                                                                                            449,178
                                                                                                    ---------------
  IT Services (2.1%)
    Cognizant Technology Solutions Corp., Class A (a)                                   8,000               220,400
    Fiserv, Inc. (a)                                                                    3,300               113,058
    SunGard Data Systems, Inc. (a)                                                      3,300                76,923
                                                                                                    ---------------
                                                                                                            410,381
                                                                                                    ---------------
  Office Electronics (0.9%)
    Zebra Technologies Corp., Class A (a)                                               2,100               173,523
                                                                                                    ---------------
  Semiconductors & Semiconductor Equipment (8.0%)
    Advanced Micro Devices (a)                                                          9,000               112,410
    Altera Corp. (a)                                                                    5,100               106,182
    Linear Technology Corp.                                                             6,800               265,880
    Marvell Technology Group Ltd. (a)                                                   4,000                92,880
    Microchip Technology, Inc.                                                         11,745               340,253
    National Semiconductor Corp. (a)                                                    6,800               116,620
    NVIDIA Corp. (a)                                                                    8,600               132,440

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (continued)
    PMC-Sierra, Inc. (a)                                                               14,910       $       177,131
    Silicon Laboratories, Inc. (a)                                                      5,290               186,684
    United Microelectronics Corp., ADR (a)                                              4,067                15,046
                                                                                                    ---------------
                                                                                                          1,545,526
                                                                                                    ---------------
  Software (5.0%)
    Amdocs Ltd. (a)                                                                     4,120                89,404
    BMC Software, Inc. (a)                                                              8,845               138,690
    Citrix Systems, Inc. (a)                                                            7,900               139,198
    Hyperion Solutions Corp. (a)                                                        4,760               195,255
    Mercury Interactive Corp. (a)                                                       5,295               193,585
    Novell, Inc. (a)                                                                   14,200                97,128
    VERITAS Software Corp. (a)                                                          5,625               107,213
                                                                                                    ---------------
                                                                                                            960,473
                                                                                                    ---------------
Materials (3.8%)
  Chemicals (1.2%)
    Potash Corp. of Saskatchewan, Inc.                                                  2,420               233,990
                                                                                                    ---------------
  Metals & Mining (2.6%)
    Freeport-McMoRan Copper & Gold, Inc., Class B                                       2,800                97,580
    Inco Ltd. (a)                                                                       2,800                93,436
    Peabody Energy Corp.                                                                3,830               215,169
    Phelps Dodge Corp. (a)                                                              1,200                93,528
                                                                                                    ---------------
                                                                                                            499,713
                                                                                                    ---------------
Telecommunication Services (3.1%)
  Wireless Telecommunication Services (3.1%)
    Crown Castle International Corp. (a)                                               11,000               155,320
    Millicom International Cellular SA (a)                                              6,700               113,029
    Nextel Partners, Inc., Class A (a)                                                  9,560               153,629
    Western Wireless Corp., Class A (a)                                                 6,400               168,896
                                                                                                    ---------------
                                                                                                            590,874
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $18,053,883)                                                                              18,316,996
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                    PAR                  VALUE
                                                                              ---------------       ---------------
Short-Term Obligation (5.9%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.230%,
      collateralized by a U.S. Treasury Note
      maturing 02/15/12, market value of $1,172,040
      (repurchase proceeds $1,141,117)
      (Cost of $1,141,000)                                                    $     1,141,000       $     1,141,000
                                                                                                    ---------------
    Total Investments (100.9%)
      (Cost of $19,194,883) (b)                                                                          19,457,996

    Other Assets & Liabilities, Net (-0.9%)                                                                (174,482)
                                                                                                    ---------------
    Net Assets (100.0%)                                                                             $    19,283,514
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $19,341,766.

     ACRONYM                      NAME
  -------------    -------------------------------
       ADR           American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES               VALUE
                                                                              ---------------       ---------------
Common Stocks (96.9%)
Consumer Discretionary (17.6%)
  Auto Components (3.9%)
    BorgWarner, Inc.                                                                    2,500       $       117,975
    Gentex Corp.                                                                        2,000                71,600
    Johnson Controls, Inc.                                                              4,300               242,735
    Lear Corp.                                                                          4,800               264,624
    Superior Industries International, Inc.                                             4,800               156,912
                                                                                                    ---------------
                                                                                                            853,846
                                                                                                    ---------------
  Hotels, Restaurants & Leisure (3.1%)
    Brinker International, Inc. (a)                                                     9,200               329,452
    Darden Restaurants, Inc.                                                            3,900                83,187
    Harrah's Entertainment, Inc.                                                        3,600               167,364
    Six Flags, Inc. (a)                                                                20,500                96,760
                                                                                                    ---------------
                                                                                                            676,763
                                                                                                    ---------------
  Household Durables (0.7%)
    Newell Rubbermaid, Inc.                                                             6,800               146,880
                                                                                                    ---------------
  Leisure Equipment & Products (0.7%)
    Mattel, Inc.                                                                        8,650               151,548
                                                                                                    ---------------
  Media (2.2%)
    Knight-Ridder, Inc.                                                                 2,900               190,791
    Mediacom Communications Corp., Class A (a)                                         10,900                71,613
    New York Times Co., Class A                                                         5,400               224,640
                                                                                                    ---------------
                                                                                                            487,044
                                                                                                    ---------------
  Multiline Retail (2.3%)
    Federated Department Stores, Inc.                                                  10,700               512,744
                                                                                                    ---------------
  Specialty Retail (4.2%)
    Boise Cascade Corp.                                                                 5,050               162,863
    Borders Group, Inc.                                                                 9,900               226,413
    Ross Stores, Inc.                                                                   7,400               171,310
    TJX Companies, Inc.                                                                15,700               368,479
                                                                                                    ---------------
                                                                                                            929,065
                                                                                                    ---------------
  Textiles, Apparel & Luxury Goods (0.5%)
    Wolverine World Wide, Inc.                                                          4,800               112,224
                                                                                                    ---------------
Consumer Staples (5.0%)
  Beverages (1.1%)
    Pepsi Bottling Group, Inc.                                                          8,700               242,295
                                                                                                    ---------------
  Food Products (3.4%)
    Dean Foods Co. (a)                                                                 16,100               595,378
    Hormel Foods Corp.                                                                  5,400               160,272
                                                                                                    ---------------
                                                                                                            755,650
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Personal Products (0.5%)
    Avon Products, Inc.                                                                 2,600       $       111,826
                                                                                                    ---------------
Energy (6.9%)
  Energy Equipment & Services (2.1%)
    BJ Services Co. (a)                                                                 2,850               141,531
    Noble Corp. (a)                                                                     3,550               137,456
    Transocean, Inc. (a)                                                                3,900               110,760
    Weatherford International Ltd. (a)                                                  1,650                77,187
                                                                                                    ---------------
                                                                                                            466,934
                                                                                                    ---------------
  Oil & Gas (4.8%)
    Amerada Hess Corp.                                                                  4,500               375,075
    XTO Energy, Inc.                                                                   22,775               680,972
                                                                                                    ---------------
                                                                                                          1,056,047
                                                                                                    ---------------
Financials (22.5%)
  Capital Markets (2.5%)
    Bear Stearns Companies, Inc.                                                        2,300               191,866
    Janus Capital Group, Inc.                                                          21,600               286,416
    Lehman Brothers Holdings, Inc.                                                        950                66,595
                                                                                                    ---------------
                                                                                                            544,877
                                                                                                    ---------------
  Commercial Banks (5.9%)
    Banknorth Group, Inc.                                                               8,700               277,617
    Charter One Financial, Inc.                                                         7,900               350,839
    City National Corp.                                                                 4,650               299,925
    Cullen/Frost Bankers, Inc.                                                          2,750               118,305
    North Fork Bancorporation, Inc.                                                     6,500               253,825
                                                                                                    ---------------
                                                                                                          1,300,511
                                                                                                    ---------------
  Insurance (5.1%)
    Ambac Financial Group, Inc.                                                         4,750               337,772
    Cincinnati Financial Corp.                                                          3,412               136,070
    Loews Corp.                                                                         3,400               192,542
    Nationwide Financial Services, Inc., Class A                                        4,750               168,483
    Old Republic International Corp.                                                    3,100                72,199
    St. Paul Travelers Companies, Inc.                                                  3,200               118,624
    Willis Group Holdings Ltd.                                                          3,100               107,880
                                                                                                    ---------------
                                                                                                          1,133,570
                                                                                                    ---------------
  Thrifts & Mortgage Finance (9.0%)
    Golden West Financial Corp.                                                         5,600               598,696
    GreenPoint Financial Corp.                                                          5,200               211,276
    PMI Group, Inc.                                                                     7,900               325,717
    Radian Group, Inc.                                                                  5,900               271,518
    Sovereign Bancorp, Inc.                                                            15,300               333,081
    Webster Financial Corp.                                                             5,050               236,946
                                                                                                    ---------------
                                                                                                          1,977,234
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Health Care (4.2%)
  Health Care Equipment & Supplies (2.1%)
    Biomet, Inc.                                                                        3,600       $       158,364
    Millipore Corp. (a)                                                                 2,500               131,725
    Varian, Inc. (a)                                                                    4,800               181,920
                                                                                                    ---------------
                                                                                                            472,009
                                                                                                    ---------------
  Health Care Providers & Services (2.1%)
    Anthem, Inc. (a)                                                                      250                20,618
    First Health Group Corp. (a)                                                        8,300               116,366
    HCA, Inc.                                                                           3,800               146,870
    WellPoint Health Networks, Inc. (a)                                                 1,650               166,815
                                                                                                    ---------------
                                                                                                            450,669
                                                                                                    ---------------
Industrials (13.6%)
  Aerospace & Defense (1.1%)
    Alliant Techsystems, Inc. (a)                                                       3,050               192,028
    Northrop Grumman Corp.                                                                700                36,820
                                                                                                    ---------------
                                                                                                            228,848
                                                                                                    ---------------
  Air Freight & Logistics (0.7%)
    CNF, Inc.                                                                           3,750               154,725
                                                                                                    ---------------
  Airlines (0.4%)
    AMR Corp. (a)                                                                       9,600                80,928
                                                                                                    ---------------
  Commercial Services & Supplies (3.6%)
    Brink's Co.                                                                        13,000               420,550
    Cendant Corp.                                                                       7,200               164,736
    Manpower, Inc.                                                                      4,800               209,040
                                                                                                    ---------------
                                                                                                            794,326
                                                                                                    ---------------
  Electrical Equipment (1.2%)
    AMETEK, Inc.                                                                        5,600               172,704
    Hubbell, Inc., Class B                                                              2,200                99,440
                                                                                                    ---------------
                                                                                                            272,144
                                                                                                    ---------------
  Industrial Conglomerates (2.2%)
    ALLETE, Inc.                                                                        5,300               146,916
    Carlisle Companies, Inc.                                                            5,400               342,846
                                                                                                    ---------------
                                                                                                            489,762
                                                                                                    ---------------
  Machinery (4.4%)
    AGCO Corp. (a)                                                                      4,400                92,048
    Dover Corp.                                                                         4,650               184,512
    Ingersoll-Rand Co., Class A                                                         3,300               226,677
    Navistar International Corp. (a)                                                    8,600               309,170
    Parker Hannifin Corp.                                                               2,650               152,057
                                                                                                    ---------------
                                                                                                            964,464
                                                                                                    ---------------
Information Technology (6.8%)
  Communications Equipment (0.9%)
    Andrew Corp. (a)                                                                   17,100               185,535
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Electronic Equipment & Instruments (3.5%)
    Amphenol Corp., Class A (a)                                                        11,000       $       345,730
    Arrow Electronics, Inc. (a)                                                         7,900               186,914
    AVX Corp.                                                                           9,000               112,230
    Littelfuse, Inc. (a)                                                                  700                27,160
    Vishay Intertechnology, Inc. (a)                                                    6,800               105,400
                                                                                                    ---------------
                                                                                                            777,434
                                                                                                    ---------------
  IT Services (1.5%)
    Affiliated Computer Services, Inc., Class A (a)                                     4,400               228,360
    DST Systems, Inc. (a)                                                               2,350               107,066
                                                                                                    ---------------
                                                                                                            335,426
                                                                                                    ---------------
  Software (0.9%)
    Reynolds & Reynolds Co., Class A                                                    8,700               192,270
                                                                                                    ---------------
Materials (12.6%)
  Chemicals (8.4%)
    Air Products & Chemicals, Inc.                                                      4,800               248,400
    Eastman Chemical Co.                                                                5,400               241,272
    Engelhard Corp.                                                                     6,500               191,100
    International Flavors & Fragrances, Inc.                                            9,900               361,746
    Lubrizol Corp.                                                                      5,200               180,076
    OM Group, Inc. (a)                                                                  4,000               128,080
    PPG Industries, Inc.                                                                2,750               162,113
    Praxair, Inc.                                                                       8,600               339,270
                                                                                                    ---------------
                                                                                                          1,852,057
                                                                                                    ---------------
  Containers & Packaging (2.4%)
    Crown Holdings, Inc. (a)                                                           14,200               143,988
    Packaging Corp. of America                                                          9,500               221,920
    Pactiv Corp. (a)                                                                    6,400               150,912
                                                                                                    ---------------
                                                                                                            516,820
                                                                                                    ---------------
  Paper & Forest Products (1.8%)
    Georgia-Pacific Corp.                                                               6,900               231,840
    MeadWestvaco Corp.                                                                  5,500               164,230
                                                                                                    ---------------
                                                                                                            396,070
                                                                                                    ---------------
Telecommunication Services (1.7%)
  Wireless Telecommunication Services (1.7%)
    Telephone & Data Systems, Inc.                                                      5,000               379,500
                                                                                                    ---------------
Utilities (6.0%)
  Electric Utilities (5.1%)
    Entergy Corp.                                                                       4,350               250,125
    Exelon Corp.                                                                        9,200               321,080
    PPL Corp.                                                                           4,250               196,988
    Progress Energy, Inc.                                                               6,400               269,696
    Reliant Energy, Inc. (a)                                                            8,200                81,016
                                                                                                    ---------------
                                                                                                          1,118,905
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Multi-Utilities & Unregulated Power (0.9%)
    Energy East Corp.                                                                   7,700       $       187,572
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $19,688,482)                                                                              21,308,522
                                                                                                    ---------------

                                                                                    PAR
                                                                              ---------------
Short-Term Obligation (3.1%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.240%,
      collateralized by a U.S. Treasury Bond
      maturing 08/15/26, market value of $707,600
      (repurchase proceeds $693,072)
      (Cost of $693,000)                                                      $       693,000               693,000
                                                                                                    ---------------

    Total Investments (100.0%)
      (Cost of $20,381,482) (b)                                                                          22,001,522

    Other Assets & Liabilities, Net (-0.0%)                                                                  (7,323)
                                                                                                    ---------------

    Net Assets (100.0%)                                                                             $    21,994,199
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $20,398,677.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                         A Portfolio of CMG Funds Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (96.8%)
Consumer Discretionary (16.4%)
  Hotels, Restaurants & Leisure (3.1%)
    Alliance Gaming Corp. (a)                                                          12,400       $       176,452
    Gaylord Entertainment Co. (a)                                                      12,400               361,584
    Pinnacle Entertainment, Inc. (a)                                                   17,500               197,575
    Scientific Games Corp., Class A (a)                                                20,900               372,229
                                                                                                    ---------------
                                                                                                          1,107,840
                                                                                                    ---------------
  Media (5.7%)
    Arbitron, Inc. (a)                                                                  8,000               275,440
    Cumulus Media, Inc., Class A (a)                                                   20,700               303,876
    Journal Communications, Inc., Class A                                               5,000                89,200
    Lin TV Corp., Class A (a)                                                          18,500               335,775
    MDC Partners, Inc., Class A (a)                                                    26,300               290,878
    Radio One, Inc., Class D (a)                                                       16,900               257,049
    Sinclair Broadcast Group, Inc., Class A                                            32,600               323,066
    TiVo, Inc. (a)                                                                     25,900               146,335
                                                                                                    ---------------
                                                                                                          2,021,619
                                                                                                    ---------------
  Multiline Retail (0.5%)
    Fred's Inc.                                                                        10,800               194,940
                                                                                                    ---------------
  Specialty Retail (7.1%)
    Bombay Co., Inc. (a)                                                               37,800               223,398
    Cost Plus, Inc. (a)                                                                12,600               421,596
    Design Within Reach, Inc. (a)                                                       3,000                48,483
    Jarden Corp. (a)                                                                   20,450               739,063
    Pacific Sunwear of California, Inc. (a)                                            12,400               252,960
    Party City Corp. (a)                                                               13,600               187,952
    PETCO Animal Supplies, Inc. (a)                                                     9,200               274,804
    Sharper Image Corp. (a)                                                            14,000               373,800
                                                                                                    ---------------
                                                                                                          2,522,056
                                                                                                    ---------------
Consumer Staples (0.5%)
  Food & Staples Retailing (0.5%)
    Performance Food Group Co. (a)                                                      6,600               163,548
                                                                                                    ---------------
Energy (3.4%)
  Energy Equipment & Services (2.0%)
    Key Energy Services, Inc. (a)                                                      20,000               201,600
    Maverick Tube Corp. (a)                                                             7,600               219,184
    Unit Corp. (a)                                                                      8,700               280,575
                                                                                                    ---------------
                                                                                                            701,359
                                                                                                    ---------------
  Oil & Gas (1.4%)
    Edge Petroleum Corp. (a)                                                            7,000               119,700
    Energy Partners Ltd. (a)                                                            2,600                40,664
    Mission Resources Corp. (a)                                                        24,100               132,791
    Western Gas Resources, Inc.                                                         6,700               225,723
                                                                                                    ---------------
                                                                                                            518,878
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Financials (11.1%)
  Capital Markets (1.6%)
    Investors Financial Services Corp.                                                  3,957       $       180,756
    Jefferies Group, Inc.                                                              12,600               394,884
                                                                                                    ---------------
                                                                                                            575,640
                                                                                                    ---------------
  Commercial Banks (3.9%)
    Boston Private Financial Holdings, Inc.                                            11,500               266,915
    East-West Bancorp, Inc.                                                            15,000               505,800
    Mercantile Bank Corp.                                                               8,280               285,329
    Prosperity Bancshares, Inc.                                                        13,400               324,682
                                                                                                    ---------------
                                                                                                          1,382,726
                                                                                                    ---------------
  Diversified Financial Services (3.7%)
    ACE Cash Express, Inc. (a)                                                          8,500               196,520
    Commercial Capital Bancorp, Inc. (a)                                               17,633               387,397
    Greenhill & Co., Inc. (a)                                                          10,800               220,860
    MTC Technologies, Inc. (a)                                                         12,400               310,000
    National Financial Partners Corp.                                                   6,400               215,552
                                                                                                    ---------------
                                                                                                          1,330,329
                                                                                                    ---------------
  Insurance (1.9%)
    Infinity Property & Casualty Corp.                                                 13,400               385,652
    Philadelphia Consolidated Holding Co. (a)                                           5,700               311,619
                                                                                                    ---------------
                                                                                                            697,271
                                                                                                    ---------------
Health Care (22.3%)
  Biotechnology (5.6%)
    BioMarin Pharmaceuticals, Inc. (a)                                                 29,300               167,596
    Cell Therapeutics, Inc. (a)                                                        31,300               170,585
    Cytogen Corp. (a)                                                                  13,800               167,532
    Exact Sciences Corp. (a)                                                           24,000               115,920
    ILEX Oncology, Inc. (a)                                                             7,300               183,887
    Isolagen, Inc. (a)                                                                 20,300               162,197
    NeoPharm, Inc. (a)                                                                 27,721               174,642
    Neurocrine Biosciences, Inc. (a)                                                    6,800               316,676
    Protein Design Labs, Inc. (a)                                                      17,100               277,020
    Telik, Inc. (a)                                                                    13,400               264,784
                                                                                                    ---------------
                                                                                                          2,000,839
                                                                                                    ---------------
  Health Care Equipment & Supplies (7.5%)
    Bio-Rad Laboratories, Inc., Class A (a)                                             6,700               351,080
    Cardiac Science, Inc. (a)                                                          53,800               107,600
    Conceptus (a)                                                                      19,900               194,025
    Cytyc Corp. (a)                                                                     8,000               193,360
    Integra LifeSciences Holdings Corp. (a)                                             9,600               303,312
    LCA-Vision, Inc. (a)                                                               11,500               300,035
    Medical Action Industries, Inc. (a)                                                18,800               311,140
    Noven Pharmaceuticals, Inc. (a)                                                    16,600               335,486
    Palomar Medical Technologies, Inc. (a)                                              5,400                80,136
    SonoSite, Inc. (a)                                                                 12,700               289,306
    SurModics, Inc. (a)                                                                 9,300               222,456
                                                                                                    ---------------
                                                                                                          2,687,936
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Health Care Providers & Services (2.5%)
    Advisory Board Co. (a)                                                              9,500       $       303,240
    America Service Group, Inc. (a)                                                     6,111               216,513
    LifePoint Hospitals, Inc. (a)                                                       7,800               260,598
    U.S. Physical Therapy, Inc. (a)                                                     8,600               113,004
                                                                                                    ---------------
                                                                                                            893,355
                                                                                                    ---------------
  Pharmaceuticals (6.7%)
    Advancis Pharmaceutical Corp. (a)                                                  20,800               168,064
    Atrix Laboratories, Inc. (a)                                                        8,800               283,448
    Bone Care International, Inc. (a)                                                  13,900               348,751
    Caraco Pharmaceutical Laboratories Ltd. (a)                                         7,200                52,416
    DepoMed, Inc. (a)                                                                  44,800               214,592
    DOV Pharmaceutical, Inc. (a)                                                       17,100               222,300
    Nektar Therapeutics (a)                                                            20,800               364,832
    Renovis, Inc. (a)                                                                  17,600               135,696
    Salix Pharmaceuticals Ltd. (a)                                                     20,250               431,730
    Taro Pharmaceuticals Industries Ltd. (a)                                            7,100               158,543
                                                                                                    ---------------
                                                                                                          2,380,372
                                                                                                    ---------------
Industrials (12.0%)
  Aerospace & Defense (1.1%)
    DRS Technologies, Inc. (a)                                                         10,500               375,060
                                                                                                    ---------------
  Air Freight & Logistics (1.6%)
    EGL, Inc. (a)                                                                      12,700               322,707
    UTI Worldwide, Inc.                                                                 5,100               262,599
                                                                                                    ---------------
                                                                                                            585,306
                                                                                                    ---------------
  Commercial Services & Supplies (3.3%)
    Corporate Executive Board Co.                                                       7,200               408,240
    Laureate Education, Inc. (a)                                                        7,000               247,100
    Navigant Consulting, Inc. (a)                                                      13,300               278,635
    NCO Group, Inc. (a)                                                                10,100               252,197
                                                                                                    ---------------
                                                                                                          1,186,172
                                                                                                    ---------------
  Construction & Engineering (0.8%)
    Chicago Bridge & Iron Co. NV, N.Y. Registered Shares                                9,700               283,143
                                                                                                    ---------------
  Electrical Equipment (0.6%)
    Plug Power, Inc. (a)                                                               36,000               224,460
                                                                                                    ---------------
  Machinery (1.5%)
    Bucyrus International, Inc., Class A (a)                                            4,000                96,000
    CUNO, Inc. (a)                                                                      5,100               268,566
    RAE Systems, Inc. (a)                                                              32,800               164,000
                                                                                                    ---------------
                                                                                                            528,566
                                                                                                    ---------------
  Road & Rail (2.6%)
    Genesee & Wyoming, Inc., Class A (a)                                               13,382               310,462
    Heartland Express, Inc.                                                            10,300               278,203

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Road & Rail (continued)
    Sirva, Inc. (a)                                                                    14,500       $       339,010
                                                                                                    ---------------
                                                                                                            927,675
                                                                                                    ---------------
  Trading Companies & Distributors (0.5%)
    Aceto Corp.                                                                        11,700               191,763
                                                                                                    ---------------
Information Technology (29.3%)
  Communications Equipment (2.4%)
    F5 Networks, Inc. (a)                                                              10,700               280,233
    Finisar Corp. (a)                                                                  63,200                95,748
    Inter-Tel, Inc.                                                                    11,021               239,046
    Netopia, Inc. (a)                                                                  22,200                81,030
    NMS Communications Corp. (a)                                                       27,600               164,496
                                                                                                    ---------------
                                                                                                            860,553
                                                                                                    ---------------
  Computers & Peripherals (2.2%)
    Applied Films Corp. (a)                                                            11,200               208,880
    Cray, Inc. (a)                                                                     49,900               159,181
    PalmSource, Inc. (a)                                                               15,900               322,134
    Pinnacle Systems, Inc. (a)                                                         28,300               111,785
                                                                                                    ---------------
                                                                                                            801,980
                                                                                                    ---------------
  Electronic Equipment & Instruments (3.1%)
    Anixter International, Inc.                                                         7,300               244,404
    Global Imaging Systems, Inc. (a)                                                   10,900               330,597
    Itron, Inc. (a)                                                                    14,000               267,260
    OSI Systems, Inc. (a)                                                              13,800               257,094
                                                                                                    ---------------
                                                                                                          1,099,355
                                                                                                    ---------------
  Internet Software & Services (4.1%)
    Corillian Corp. (a)                                                                53,800               266,310
    Digital River, Inc. (a)                                                             9,400               264,140
    Digitas, Inc. (a)                                                                  32,400               216,756
    Equinix, Inc. (a)                                                                   6,700               217,750
    Kanbay International, Inc. (a)                                                     11,000               170,610
    PEC Solutions, Inc. (a)                                                             2,200                24,024
    Retek, Inc. (a)                                                                    32,300               131,138
    Telecommunication Systems, Inc., Class A (a)                                       30,600               165,240
                                                                                                    ---------------
                                                                                                          1,455,968
                                                                                                    ---------------
  IT Services (0.7%)
    MAXIMUS, Inc. (a)                                                                   8,400               268,548
                                                                                                    ---------------
  Semiconductors & Semiconductor Equipment (10.3%)
    Artisan Components, Inc. (a)                                                       16,700               406,311
    August Technology Corp. (a)                                                        15,800               163,530
    Brooks Automation, Inc. (a)                                                        23,700               341,517
    DSP Group, Inc. (a)                                                                 7,100               139,941

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (continued)
    Entegris, Inc. (a)                                                                 38,300       $       340,870
    FEI Co. (a)                                                                        13,800               277,518
    Integrated Circuit Systems, Inc. (a)                                                6,400               153,088
    IXYS Corp. (a)                                                                     35,400               258,774
    Lattice Semiconductor Corp. (a)                                                    19,300                94,570
    Leadis Technology, Inc. (a)                                                        17,800               195,800
    Mykrolis Corp. (a)                                                                 18,100               181,000
    Silicon Image, Inc. (a)                                                            38,800               465,212
    Silicon Storage Technology, Inc. (a)                                               34,600               229,744
    Ultratech, Inc. (a)                                                                18,800               234,248
    Zoran Corp. (a)                                                                    10,400               183,976
                                                                                                    ---------------
                                                                                                          3,666,099
                                                                                                    ---------------
  Software (6.5%)
    Activision, Inc. (a)                                                               16,811               246,281
    Captiva Software Corp. (a)                                                         24,800               209,808
    Epicor Software Corp. (a)                                                          17,800               220,364
    Magma Design Automation, Inc. (a)                                                  19,000               337,250
    Manhattan Associates, Inc. (a)                                                      9,000               233,640
    Micromuse, Inc. (a)                                                                66,800               300,600
    OpenTV Corp. (a)                                                                   78,200               216,614
    ScanSoft, Inc. (a)                                                                 35,800               146,064
    Take-Two Interactive Software, Inc. (a)                                             9,300               291,276
    Verity, Inc. (a)                                                                   11,800               131,334
                                                                                                    ---------------
                                                                                                          2,333,231
                                                                                                    ---------------
Materials (1.8%)
  Chemicals (0.4%)
    Landec Corp. (a)                                                                   24,700               139,036
                                                                                                    ---------------
  Metals & Mining (1.4%)
    AMCOL International Corp.                                                          10,600               213,060
    Steel Technologies, Inc.                                                           12,200               281,942
                                                                                                    ---------------
                                                                                                            495,002
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $34,213,620)                                                                              34,600,625
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                    PAR                  VALUE
                                                                              ---------------       ---------------
Short-Term Obligation (3.7%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.240%,
      collateralized by a U.S. Treasury Bond
      maturing 08/15/26, market value of $1,342,575
      (repurchase proceeds $1,315,136)
      (Cost of $1,315,000)                                                    $     1,315,000       $     1,315,000
                                                                                                    ---------------

    Total Investments (100.5%)
      (Cost of $35,528,620) (b)                                                                          35,915,625

    Other Assets & Liabilities, Net (-0.5%)                                                                (188,163)
                                                                                                    ---------------

    Net Assets (100.0%)                                                                             $    35,727,462
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $35,533,493.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (99.7%)
Consumer Discretionary (15.0%)
  Auto Components (1.2%)
    BorgWarner, Inc.                                                                    5,200       $       245,388
    Modine Manufacturing Co.                                                            3,800               112,708
    Standard Motor Products, Inc.                                                       8,900               127,270
                                                                                                    ---------------
                                                                                                            485,366
                                                                                                    ---------------
  Hotels, Restaurants & Leisure (4.0%)
    Bally Total Fitness Holding Corp. (a)                                              16,500                85,140
    Bob Evans Farms, Inc.                                                               4,961               132,062
    Buca, Inc. (a)                                                                     20,900               108,471
    Dave & Buster's, Inc. (a)                                                          10,200               173,808
    Landry's Restaurants, Inc.                                                          8,500               256,955
    Lone Star Steakhouse & Saloon, Inc.                                                11,600               281,184
    Marcus Corp.                                                                       10,600               186,454
    Prime Hospitality Corp. (a)                                                        14,200               130,356
    Scientific Games Corp., Class A (a)                                                15,600               277,836
                                                                                                    ---------------
                                                                                                          1,632,266
                                                                                                    ---------------
  Household Durables (1.4%)
    American Greetings Corp., Class A (a)                                               6,200               144,584
    CSS Industries, Inc.                                                                5,300               168,328
    Kimball International, Inc., Class B                                               11,700               160,992
    Russ Berrie & Co., Inc.                                                             3,700                70,448
                                                                                                    ---------------
                                                                                                            544,352
                                                                                                    ---------------
  Leisure Equipment & Products (0.9%)
    Action Performance Companies, Inc.                                                 13,100               141,480
    JAKKS Pacific, Inc. (a)                                                            11,200               224,784
    Travis Boats & Motors, Inc. (a)                                                       300                   180
                                                                                                    ---------------
                                                                                                            366,444
                                                                                                    ---------------
  Media (2.4%)
    4Kids Entertainment, Inc. (a)                                                      10,100               219,978
    Alliance Atlantis Communications, Inc., Class B (a)                                 4,000                75,880
    Catalina Marketing Corp. (a)                                                        7,600               151,772
    Journal Communications, Inc., Class A                                               6,700               119,528
    Liberty Corp.                                                                       5,000               219,500
    Media General, Inc., Class A                                                        2,900               173,304
                                                                                                    ---------------
                                                                                                            959,962
                                                                                                    ---------------
  Multiline Retail (0.3%)
    ShopKo Stores, Inc. (a)                                                             7,600               118,180
                                                                                                    ---------------
  Specialty Retail (2.6%)
    Building Materials Holding Corp.                                                    5,200               104,130
    GameStop Corp., Class A (a)                                                        12,400               190,960
    Goody's Family Clothing, Inc.                                                      15,000               130,800
    Monro Muffler Brake, Inc. (a)                                                      11,420               252,496
    Movie Gallery, Inc.                                                                 3,500                60,865
    Pier 1 Imports, Inc.                                                                8,400               150,612

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Specialty Retail (continued)
    Rent-Way, Inc. (a)                                                                 12,100       $        90,992
    TBC Corp. (a)                                                                       3,100                74,183
                                                                                                    ---------------
                                                                                                          1,055,038
                                                                                                    ---------------
  Textiles, Apparel & Luxury Goods (2.2%)
    Culp, Inc. (a)                                                                      1,400                10,920
    Delta Apparel, Inc.                                                                 3,100                68,107
    Hampshire Group Ltd. (a)                                                            5,800               163,038
    Kellwood Co.                                                                        7,600               305,140
    Russell Corp.                                                                       8,400               148,596
    Stride Rite Corp.                                                                  10,700               111,280
    Tandy Brands Accessories, Inc.                                                      5,200                70,824
                                                                                                    ---------------
                                                                                                            877,905
                                                                                                    ---------------
Consumer Staples (2.5%)
  Food & Staples Retailing (0.9%)
    BJ's Wholesale Club, Inc. (a)                                                       4,700               109,557
    Chronimed, Inc. (a)                                                                12,600                98,910
    John B. Sanfilippo & Son, Inc. (a)                                                  2,500                66,375
    Winn-Dixie Stores, Inc.                                                            11,900                75,208
                                                                                                    ---------------
                                                                                                            350,050
                                                                                                    ---------------
  Food Products (1.6%)
    Central Garden & Pet Co. (a)                                                        2,400                68,112
    Corn Products International, Inc.                                                   8,400               362,208
    M&F Worldwide Corp. (a)                                                             8,900               116,234
    Omega Protein Corp. (a)                                                            12,100               109,142
                                                                                                    ---------------
                                                                                                            655,696
                                                                                                    ---------------
Energy (6.0%)
  Energy Equipment & Services (1.7%)
    Lufkin Industries, Inc.                                                             6,700               220,095
    Universal Compression Holdings, Inc. (a)                                            5,900               193,579
    Willbros Group, Inc. (a)                                                           18,200               267,722
                                                                                                    ---------------
                                                                                                            681,396
                                                                                                    ---------------
  Oil & Gas (4.3%)
    Atlas America, Inc. (a)                                                             2,100                42,168
    Carrizo Oil & Gas, Inc. (a)                                                        18,700               184,943
    Cimarex Energy Co. (a)                                                              3,200               104,096
    Energy Partners Ltd. (a)                                                           10,200               159,528
    Harvest Natural Resources, Inc. (a)                                                15,100               208,078
    Magnum Hunter Resources, Inc. (a)                                                  16,700               179,024
    Range Resources Corp.                                                              10,500               175,875
    Stone Energy Corp. (a)                                                              5,800               262,392
    Western Gas Resources, Inc.                                                         8,900               299,841
    Whiting Petroleum Corp. (a)                                                         4,700               111,296
                                                                                                    ---------------
                                                                                                          1,727,241
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Financials (26.1%)
  Capital Markets (0.2%)
    LaBranche & Co., Inc.                                                               9,900       $        81,081
                                                                                                    ---------------
  Commercial Banks (10.6%)
    BancFirst Corp.                                                                     1,000                59,450
    BancorpSouth, Inc.                                                                  7,900               166,848
    BancTrust Financial Group, Inc.                                                     5,300                93,174
    Bank of Granite Corp.                                                               7,600               145,540
    Bryn Mawr Bank Corp.                                                                9,600               209,472
    Capitol Bancorp Ltd.                                                                8,200               211,970
    Chemical Financial Corp.                                                            7,400               255,596
    Chittenden Corp.                                                                    8,700               295,539
    Columbia Banking System, Inc.                                                       5,500               119,735
    Community Trust Bancorp, Inc.                                                       4,660               140,592
    First Citizens BancShares, Inc., Class A                                            1,200               142,800
    First Financial Bankshares, Inc.                                                    3,850               154,077
    Greater Bay Bancorp                                                                 6,100               160,735
    Hancock Holding Co.                                                                 3,600               108,108
    MainSource Financial Group, Inc.                                                    2,195                41,266
    Merchants Bancshares, Inc.                                                          6,100               161,644
    Mid-State Bancshares                                                               11,100               270,507
    Northrim BanCorp, Inc.                                                              5,700               114,855
    Omega Financial Corp.                                                               1,300                40,170
    Riggs National Corp.                                                               12,300               274,167
    S.Y. Bancorp, Inc.                                                                  1,200                26,280
    Sterling Bancshares, Inc.                                                          17,400               226,896
    TriCo Bancshares                                                                   15,400               277,662
    UMB Financial Corp.                                                                 4,500               225,540
    Whitney Holding Corp.                                                               4,400               179,784
    Wintrust Financial Corp.                                                            3,300               174,999
                                                                                                    ---------------
                                                                                                          4,277,406
                                                                                                    ---------------
  Consumer Finance (0.8%)
    Cash America International, Inc.                                                   14,300               321,035
                                                                                                    ---------------
  Diversified Financial Services (1.4%)
    Metris Companies, Inc. (a)                                                         23,200               154,280
    MFC Bancorp Ltd. (a)                                                               18,800               319,600
    QC Holdings, Inc. (a)                                                               5,500                82,225
                                                                                                    ---------------
                                                                                                            556,105
                                                                                                    ---------------
  Insurance (5.3%)
    AmerUs Group Co.                                                                    3,100               119,350
    CNA Surety Corp. (a)                                                               11,800               120,478
    Commerce Group, Inc.                                                                3,800               183,958
    Delphi Financial Group, Inc., Class A                                               6,800               275,740
    Harleysville Group, Inc.                                                            9,200               173,880
    Horace Mann Educators Corp.                                                         9,400               157,544
    Kansas City Life Insurance Co.                                                        900                40,140

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Insurance (continued)
    Navigators Group, Inc. (a)                                                          3,700       $       111,000
    Phoenix Companies, Inc.                                                            19,400               201,178
    ProCentury Corp. (a)                                                               12,700               124,333
    Quanta Capital Holdings Ltd. (a)                                                   15,600               156,780
    RLI Corp.                                                                           5,700               209,760
    UICI (a)                                                                            3,200                76,544
    United National Group Ltd., Class A (a)                                             8,000               117,520
    Universal American Financial Corp. (a)                                              7,900                85,715
                                                                                                    ---------------
                                                                                                          2,153,920
                                                                                                    ---------------
  Real Estate (6.6%)
    Alexandria Real Estate Equities, REIT                                               3,900               234,351
    American Financial Realty Trust, REIT                                               9,000               119,250
    Boykin Lodging Co., REIT (a)                                                       15,700               132,194
    Brandywine Realty Trust, REIT                                                       5,900               161,070
    EastGroup Properties, Inc., REIT                                                    7,000               227,010
    Equity One, Inc., REIT                                                              9,200               166,060
    First Potomac Realty Trust, REIT                                                    8,300               164,340
    Getty Realty Corp., REIT                                                            6,100               142,496
    Gladstone Commercial Corp., REIT                                                    7,200               117,720
    Mid-America Apartment Communities, Inc., REIT                                       7,100               254,535
    Nationwide Health Properties, Inc., REIT                                           11,900               227,290
    PS Business Parks, Inc., REIT                                                       8,200               329,640
    Tanger Factory Outlet Centers, Inc., REIT                                           4,200               166,530
    Universal Health Realty Income Trust, REIT                                          4,200               119,448
    Urstadt Biddle Properties, Inc., Class A, REIT                                      9,000               122,040
                                                                                                    ---------------
                                                                                                          2,683,974
                                                                                                    ---------------
  Thrifts & Mortage Finance (1.2%)
    Corus Bankshares, Inc.                                                              7,100               285,065
    ITLA Capital Corp. (a)                                                              2,500               100,475
    MASSBANK Corp.                                                                      2,500                85,625
                                                                                                    ---------------
                                                                                                            471,165
                                                                                                    ---------------
Health Care (5.0%)
  Health Care Equipment & Supplies (1.3%)
    Analogic Corp.                                                                      4,200               174,468
    Ocular Sciences, Inc. (a)                                                           5,800               255,954
    Sola International, Inc. (a)                                                        5,500                89,430
                                                                                                    ---------------
                                                                                                            519,852
                                                                                                    ---------------
  Health Care Providers & Services (3.7%)
    Capital Senior Living Corp. (a)                                                     4,200                18,900
    Cross Country Healthcare, Inc. (a)                                                  8,800               131,296
    Genesis HealthCare Corp. (a)                                                        4,800               128,880
    Hooper Holmes, Inc.                                                                16,700                77,321
    Kindred Healthcare, Inc. (a)                                                       10,400               252,200
    Orthodontic Centers of America, Inc. (a)                                           18,000               121,680
    PAREXEL International Corp. (a)                                                    11,000               211,310
    Pediatrix Medical Group, Inc. (a)                                                   4,400               278,256

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Health Care Providers & Services (continued)
    Province Healthcare Co. (a)                                                         6,000       $        87,180
    Stewart Enterprises, Inc., Class A (a)                                             29,000               201,840
                                                                                                    ---------------
                                                                                                          1,508,863
                                                                                                    ---------------
Industrials (20.1%)
  Aerospace & Defense (2.0%)
    AAR Corp. (a)                                                                      13,135               136,604
    Herley Industries, Inc. (a)                                                         6,500               122,200
    Kaman Corp., Class A                                                               11,100               138,084
    Ladish Co., Inc. (a)                                                               14,000               125,440
    Precision Castparts Corp.                                                           5,400               304,182
                                                                                                    ---------------
                                                                                                            826,510
                                                                                                    ---------------
  Air Freight & Logistics (1.0%)
    Hub Group, Inc., Class A (a)                                                        6,411               209,255
    Ryder System, Inc.                                                                  4,100               175,890
                                                                                                    ---------------
                                                                                                            385,145
                                                                                                    ---------------
  Airlines (0.6%)
    FLYi, Inc. (a)                                                                      8,000                29,360
    MAIR Holdings, Inc. (a)                                                             6,900                64,032
    SkyWest, Inc.                                                                       9,800               138,474
                                                                                                    ---------------
                                                                                                            231,866
                                                                                                    ---------------
  Building Products (1.5%)
    Jacuzzi Brands, Inc. (a)                                                           10,700                82,604
    NCI Building Systems, Inc. (a)                                                      6,800               209,508
    Watsco, Inc.                                                                       10,800               315,792
                                                                                                    ---------------
                                                                                                            607,904
                                                                                                    ---------------
  Commercial Services & Supplies (5.4%)
    ABM Industries, Inc.                                                                9,400               169,106
    Angelica Corp.                                                                      5,000               120,350
    Casella Waste Systems, Inc., Class A (a)                                           20,200               246,440
    Century Business Services, Inc. (a)                                                11,942                50,395
    Consolidated Graphics, Inc. (a)                                                     9,100               395,941
    Danka Business Systems PLC, ADR (a)                                                13,000                54,860
    Electro Rent Corp.                                                                  3,900                37,908
    First Consulting Group, Inc. (a)                                                    1,229                 6,649
    Healthcare Services Group, Inc.                                                    11,750               197,753
    Imagistics International, Inc. (a)                                                 10,100               328,250
    NCO Group, Inc. (a)                                                                 6,000               149,820
    SOURCECORP, Inc. (a)                                                                6,000               141,060
    TeleTech Holdings, Inc. (a)                                                        14,800               129,500
    United Rentals, Inc. (a)                                                            8,200               162,688
                                                                                                    ---------------
                                                                                                          2,190,720
                                                                                                    ---------------
  Construction & Engineering (1.3%)
    Comfort Systems USA, Inc. (a)                                                      20,800               124,592
    EMCOR Group, Inc. (a)                                                               2,900               125,483
    MasTec, Inc. (a)                                                                    3,600                22,464

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES               VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Construction & Engineering (continued)
    Quanta Services, Inc. (a)                                                           6,000       $        37,680
    Washington Group International, Inc. (a)                                            5,800               193,836
                                                                                                    ---------------
                                                                                                            504,055
                                                                                                    ---------------
  Electrical Equipment (1.8%)
    C&D Technologies, Inc.                                                              8,900               139,730
    Genlyte Group, Inc. (a)                                                             3,300               205,590
    Powell Industries, Inc. (a)                                                         1,200                20,532
    Tecumseh Products Co., Class A                                                      4,100               167,403
    Woodward Governor Co.                                                               3,400               208,658
                                                                                                    ---------------
                                                                                                            741,913
                                                                                                    ---------------
  Machinery (4.4%)
    Alamo Group, Inc.                                                                   4,300                69,832
    Briggs & Stratton Corp.                                                             3,100               258,850
    EnPro Industries, Inc. (a)                                                          9,700               240,172
    Esterline Technologies Corp. (a)                                                    9,000               282,510
    Harsco Corp.                                                                        6,700               300,696
    Kadant, Inc. (a)                                                                    9,100               182,910
    Robbins & Myers, Inc.                                                               8,519               161,094
    Stewart & Stevenson Services, Inc.                                                 12,500               196,875
    UNOVA, Inc. (a)                                                                     5,200                87,932
                                                                                                    ---------------
                                                                                                          1,780,871
                                                                                                    ---------------
  Road & Rail (1.4%)
    Covenant Transport, Inc., Class A (a)                                               6,900               121,854
    Dollar Thrifty Automotive Group, Inc. (a)                                           6,100               146,949
    U.S. Xpress Enterprises, Inc., Class A (a)                                          4,200                77,154
    Werner Enterprises, Inc.                                                           10,000               199,300
                                                                                                    ---------------
                                                                                                            545,257
                                                                                                    ---------------
  Trading Companies & Distributors (0.7%)
    Hughes Supply, Inc.                                                                 4,805               292,721
                                                                                                    ---------------
Information Technology (11.8%)
  Communications Equipment (0.9%)
    Anaren, Inc. (a)                                                                   12,600               151,074
    Black Box Corp.                                                                     3,700               140,600
    Tollgrade Communications, Inc. (a)                                                  9,400                78,208
                                                                                                    ---------------
                                                                                                            369,882
                                                                                                    ---------------
  Computers & Peripherals (1.3%)
    Advanced Digital Information Corp. (a)                                              2,700                24,084
    Electronics for Imaging, Inc. (a)                                                   3,100                62,217
    Hutchinson Technology, Inc. (a)                                                     5,500               122,485
    Hypercom Corp. (a)                                                                 17,600               119,680
    Imation Corp.                                                                       1,700                56,355
    Innovex, Inc. (a)                                                                  11,900                43,435
    Intergraph Corp. (a)                                                                3,456                91,204
                                                                                                    ---------------
                                                                                                            519,460
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Electronic Equipment & Instruments (3.0%)
    Anixter International, Inc.                                                         3,700       $       123,876
    Belden CDT, Inc. (a)                                                                5,950               115,727
    Benchmark Electronics, Inc. (a)                                                     5,000               142,900
    Checkpoint Systems, Inc. (a)                                                        9,600               165,216
    Identix, Inc. (a)                                                                  18,000                97,020
    MTS Systems Corp.                                                                   6,700               143,849
    Nu Horizons Electronics Corp. (a)                                                  15,700               120,890
    OSI Systems, Inc. (a)                                                               6,000               111,780
    Planar Systems, Inc. (a)                                                            7,100                98,051
    Vishay Intertechnology, Inc. (a)                                                    5,800                89,900
                                                                                                    ---------------
                                                                                                          1,209,209
                                                                                                    ---------------
  Internet Software & Services (1.5%)
    ActivCard Corp. (a)                                                                15,100               100,113
    Keynote Systems, Inc. (a)                                                          12,000               158,040
    Modem Media, Inc. (a)                                                              11,300                51,867
    MPS Group, Inc. (a)                                                                33,900               304,422
                                                                                                    ---------------
                                                                                                            614,442
                                                                                                    ---------------
  IT Services (2.3%)
    Acxiom Corp.                                                                        9,100               200,200
    Agilysys, Inc. (a)                                                                  7,400               110,260
    Brightpoint, Inc. (a)                                                              14,100               187,530
    CompuCom Systems, Inc. (a)                                                         24,800               113,088
    Computer Horizons Corp. (a)                                                        17,200                66,908
    Inforte Corp. (a)                                                                  11,900                97,580
    Lightbridge, Inc. (a)                                                              14,200                61,060
    MAXIMUS, Inc. (a)                                                                   3,100                99,107
                                                                                                    ---------------
                                                                                                            935,733
                                                                                                    ---------------
  Semiconductors & Semiconductor Equipment (0.6%)
    Exar Corp. (a)                                                                      9,700               130,659
    Pericom Semiconductor Corp. (a)                                                     9,500                94,905
                                                                                                    ---------------
                                                                                                            225,564
                                                                                                    ---------------
  Software (2.2%)
    Captaris, Inc. (a)                                                                 24,300               134,136
    Internet Security Systems, Inc. (a)                                                 9,000               137,880
    Lawson Software, Inc. (a)                                                          11,900                84,490
    MSC.Software Corp. (a)                                                             15,600               114,972
    PLATO Learning, Inc. (a)                                                           20,300               178,031
    SeaChange International, Inc. (a)                                                  10,100               148,369
    Sybase, Inc. (a)                                                                    7,200               104,904
                                                                                                    ---------------
                                                                                                            902,782
                                                                                                    ---------------
Materials (8.8%)
  Chemicals (2.7%)
    A. Schulman, Inc.                                                                   6,900               143,658
    Cytec Industries, Inc.                                                              4,600               214,360
    H.B. Fuller Co.                                                                     5,500               147,015
    Lubrizol Corp.                                                                      3,200               110,816
    Minerals Technologies, Inc.                                                         3,300               184,371

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Chemicals (continued)
    Sensient Technologies Corp.                                                         6,900       $       142,416
    Stepan Co.                                                                          5,700               138,168
                                                                                                    ---------------
                                                                                                          1,080,804
                                                                                                    ---------------
  Construction Materials (0.7%)
    Eagle Materials, Inc.                                                               4,400               290,312
                                                                                                    ---------------
  Containers & Packaging (1.0%)
    AptarGroup, Inc.                                                                    3,900               165,009
    Greif, Inc., Class A                                                                6,600               245,256
                                                                                                    ---------------
                                                                                                            410,265
                                                                                                    ---------------
  Metals & Mining (3.5%)
    AMCOL International Corp.                                                           6,200               124,620
    Carpenter Technology Corp.                                                          9,800               421,400
    Metal Management, Inc. (a)                                                         11,200               217,168
    Peabody Energy Corp.                                                                4,100               230,338
    RTI International Metals, Inc. (a)                                                 12,400               185,876
    Steel Technologies, Inc.                                                            9,900               228,789
                                                                                                    ---------------
                                                                                                          1,408,191
                                                                                                    ---------------
  Paper & Forest Products (0.9%)
    Glatfelter                                                                          8,700               115,971
    Mercer International, Inc. (a)                                                     16,000               156,800
    Schweitzer-Mauduit International, Inc.                                              2,500                70,625
                                                                                                    ---------------
                                                                                                            343,396
                                                                                                    ---------------
Telecommunication Services (0.7%)
  Diversified Telecommunication Services (0.3%)
    North Pittsburgh Systems, Inc.                                                      7,100               135,965
                                                                                                    ---------------
  Wireless Telecommunication Services (0.4%)
    Price Communications Corp. (a)                                                      9,230               137,527
                                                                                                    ---------------
Utilities (3.7%)
  Electric Utilities (3.0%)
    Central Vermont Public Service Corp.                                               10,200               198,186
    CH Energy Group, Inc.                                                               6,800               299,200
    El Paso Electric Co. (a)                                                           11,700               176,085
    Maine & Maritimes Corp.                                                             2,200                69,080
    MGE Energy, Inc.                                                                    3,900               122,967
    Otter Tail Corp.                                                                    5,900               146,556
    Puget Energy, Inc.                                                                  9,800               211,680
                                                                                                    ---------------
                                                                                                          1,223,754
                                                                                                    ---------------
  Gas Utilities (0.7%)
    Cascade Natural Gas Corp.                                                           4,400                88,396
    Northwest Natural Gas Co.                                                           3,200                94,016
    WGL Holdings, Inc.                                                                  3,400                93,296
                                                                                                    ---------------
                                                                                                            275,708
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $34,383,425)                                                                              40,217,253
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                    PAR                  VALUE
                                                                              ---------------       ---------------
Short-Term Obligation (0.4%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.240%,
      collateralized by a U.S. Treasury Bond
      maturing 11/15/27, market value of $173,019
      (repurchase proceeds $166,017)
      (Cost of $166,000)                                                      $       166,000       $       166,000
                                                                                                    ---------------
    Total Investments (100.1%)
      (Cost of $34,549,425) (b)                                                                          40,383,253

    Other Assets & Liabilities, Net (-0.1%)                                                                 (26,894)
                                                                                                    ---------------

    Net Assets (100.0%)                                                                             $    40,356,359
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $34,765,143.

     ACRONYM                      NAME
  -------------    --------------------------------
       ADR           American Depositary Receipt
       REIT          Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (97.4%)
Consumer Discretionary (14.7%)
  Auto Components (2.0%)
    Autoliv, Inc.                                                                      17,130       $       721,002
    Gentex Corp.                                                                        8,335               298,393
                                                                                                    ---------------
                                                                                                          1,019,395
                                                                                                    ---------------
  Hotels, Restaurants & Leisure (3.0%)
    Applebee's International, Inc.                                                      9,900               263,736
    Cheesecake Factory, Inc. (a)                                                        4,300               179,611
    Four Seasons Hotels, Inc.                                                           2,670               162,042
    Harrah's Entertainment, Inc.                                                        7,540               350,535
    Hilton Hotels Corp.                                                                17,620               314,165
    P.F. Chang's China Bistro, Inc. (a)                                                 5,800               257,694
                                                                                                    ---------------
                                                                                                          1,527,783
                                                                                                    ---------------
  Household Durables (1.3%)
    Garmin Ltd.                                                                         8,510               319,125
    Harman International Industries, Inc.                                               3,740               320,630
                                                                                                    ---------------
                                                                                                            639,755
                                                                                                    ---------------
  Leisure Equipment & Products (0.4%)
    Brunswick Corp.                                                                     5,710               222,861
                                                                                                    ---------------
  Media (3.9%)
    Entercom Communications Corp. (a)                                                   9,415               362,007
    Getty Images, Inc. (a)                                                              7,380               403,096
    Univision Communications, Inc., Class A (a)                                        26,480               767,126
    XM Satellite Radio Holdings, Inc., Class A (a)                                     16,900               445,991
                                                                                                    ---------------
                                                                                                          1,978,220
                                                                                                    ---------------
  Multiline Retail (0.6%)
    Dollar General Corp.                                                               14,400               277,920
                                                                                                    ---------------
  Specialty Retail (2.7%)
    Advance Auto Parts, Inc. (a)                                                        4,090               151,821
    Bed Bath & Beyond, Inc. (a)                                                         5,280               186,859
    Chico's FAS, Inc. (a)                                                               4,700               196,789
    PETCO Animal Supplies, Inc. (a)                                                    13,100               391,297
    Williams-Sonoma, Inc. (a)                                                          13,960               453,560
                                                                                                    ---------------
                                                                                                          1,380,326
                                                                                                    ---------------
  Textiles, Apparel & Luxury Goods (0.8%)
    Columbia Sportswear Co. (a)                                                         6,950               380,512
                                                                                                    ---------------
Consumer Staples (0.5%)
  Personal Products (0.5%)
    NBTY, Inc. (a)                                                                     10,340               224,998
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                   SHARES                VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
Energy (13.3%)
  Energy Equipment & Services (7.5%)
    BJ Services Co. (a)                                                                 8,750       $       434,525
    Key Energy Services, Inc. (a)                                                      35,120               354,010
    Nabors Industries Ltd. (a)                                                         12,400               576,600
    National-Oilwell, Inc. (a)                                                         30,480             1,019,556
    Patterson-UTI Energy, Inc.                                                         35,620               649,353
    Precision Drilling Corp. (a)                                                        9,280               461,494
    Rowan Companies, Inc. (a)                                                          12,710               310,378
                                                                                                    ---------------
                                                                                                          3,805,916
                                                                                                    ---------------
  Oil & Gas (5.8%)
    Apache Corp.                                                                       10,630               494,614
    Ashland, Inc.                                                                       7,880               411,888
    EOG Resources, Inc.                                                                 7,890               501,410
    Murphy Oil Corp.                                                                    8,160               631,094
    XTO Energy, Inc.                                                                   30,678               917,272
                                                                                                    ---------------
                                                                                                          2,956,278
                                                                                                    ---------------
Financials (2.9%)
  Capital Markets (1.2%)
    Affiliated Managers Group, Inc. (a)                                                13,450               617,490
                                                                                                    ---------------
  Insurance (1.7%)
    Allmerica Financial Corp. (a)                                                      10,540               314,197
    Ambac Financial Group, Inc.                                                         7,770               552,525
                                                                                                    ---------------
                                                                                                            866,722
                                                                                                    ---------------
Health Care (16.4%)
  Biotechnology (1.9%)
    Affymetrix, Inc. (a)                                                                8,410               227,154
    Amylin Pharmaceuticals, Inc. (a)                                                   35,030               721,618
                                                                                                    ---------------
                                                                                                            948,772
                                                                                                    ---------------
  Health Care Equipment & Supplies (1.8%)
    Boston Scientific Corp. (a)                                                         5,230               200,100
    Kinetic Concepts, Inc. (a)                                                          7,240               325,221
    Varian Medical Systems, Inc. (a)                                                    5,590               385,766
                                                                                                    ---------------
                                                                                                            911,087
                                                                                                    ---------------
  Health Care Providers & Services (7.6%)
    Caremark Rx, Inc. (a)                                                              30,415               927,657
    Community Health Systems, Inc. (a)                                                 22,820               561,600
    DaVita, Inc. (a)                                                                   27,338               830,240
    Manor Care, Inc.                                                                   21,630               675,937
    Renal Care Group, Inc. (a)                                                         27,170               865,636
                                                                                                    ---------------
                                                                                                          3,861,070
                                                                                                    ---------------
  Pharmaceuticals (5.1%)
    Barr Pharmaceuticals, Inc. (a)                                                     11,460               393,651
    Endo Pharmaceuticals Holdings, Inc. (a)                                            19,810               380,352
    IVAX Corp. (a)                                                                     11,440               272,844

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Pharmaceuticals (continued)
    Medicis Pharmaceutical Corp., Class A                                              25,830       $       923,939
    Nektar Therapeutics (a)                                                            13,250               232,405
    Teva Pharmaceutical Industries Ltd., ADR                                           12,510               370,296
                                                                                                    ---------------
                                                                                                          2,573,487
                                                                                                    ---------------
Industrials (12.5%)
  Aerospace & Defense (1.7%)
    United Defense Industries, Inc. (a)                                                24,100               835,065
                                                                                                    ---------------
  Commercial Services & Supplies (4.0%)
    ChoicePoint, Inc. (a)                                                              11,596               487,032
    Education Management Corp. (a)                                                     34,290               951,890
    ITT Educational Services, Inc. (a)                                                  4,670               148,740
    Manpower, Inc.                                                                     10,600               461,630
                                                                                                    ---------------
                                                                                                          2,049,292
                                                                                                    ---------------
  Construction & Engineering (0.7%)
    Jacobs Engineering Group, Inc. (a)                                                  9,290               371,414
                                                                                                    ---------------
  Electrical Equipment (1.4%)
    American Power Conversion Corp.                                                    27,320               412,532
    Roper Industries, Inc.                                                              5,220               292,320
                                                                                                    ---------------
                                                                                                            704,852
                                                                                                    ---------------
Machinery (4.1%)
    Donaldson Co., Inc.                                                                31,220               831,389
    IDEX Corp.                                                                         11,580               371,602
    Joy Global, Inc.                                                                   10,480               311,151
    Kennametal, Inc.                                                                   12,910               568,040
                                                                                                    ---------------
                                                                                                          2,082,182
                                                                                                    ---------------
  Road & Rail (0.6%)
    Sirva, Inc. (a)                                                                    12,110               283,132
                                                                                                    ---------------
Information Technology (32.2%)
  Communications Equipment (5.8%)
    3Com Corp. (a)                                                                     42,760               210,807
    ADTRAN, Inc.                                                                        9,590               256,149
    Andrew Corp. (a)                                                                    8,280                89,838
    Comverse Technology, Inc. (a)                                                      62,020             1,058,061
    F5 Networks, Inc. (a)                                                              15,810               414,064
    Foundry Networks, Inc. (a)                                                         11,160               114,502
    Polycom, Inc. (a)                                                                  40,570               782,190
                                                                                                    ---------------
                                                                                                          2,925,611
                                                                                                    ---------------
  Computers & Peripherals (2.4%)
    Electronics for Imaging, Inc. (a)                                                  35,645               715,395
    Lexmark International, Inc., Class A (a)                                            5,730               507,105
                                                                                                    ---------------
                                                                                                          1,222,500
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Electronic Equipment & Instruments (6.6%)
    Amphenol Corp., Class A (a)                                                        40,050       $     1,258,772
    AVX Corp.                                                                          28,860               359,884
    CDW Corp.                                                                          10,520               676,436
    National Instruments Corp.                                                         14,100               409,605
    Sanmina-SCI Corp. (a)                                                              29,160               214,034
    Vishay Intertechnology, Inc. (a)                                                   27,200               421,600
                                                                                                    ---------------
                                                                                                          3,340,331
                                                                                                    ---------------
  Internet Software & Services (1.1%)
    Ask Jeeves, Inc. (a)                                                               11,020               320,462
    SINA Corp. (a)                                                                      9,000               255,150
                                                                                                    ---------------
                                                                                                            575,612
                                                                                                    ---------------
  IT Services (2.0%)
    Anteon International Corp. (a)                                                      5,060               157,568
    CACI International, Inc., Class A (a)                                               6,100               250,771
    DST Systems, Inc. (a)                                                               6,150               280,194
    Global Payments, Inc.                                                               6,870               313,615
                                                                                                    ---------------
                                                                                                          1,002,148
                                                                                                    ---------------
  Semiconductors & Semiconductor Equipment (7.8%)
    Altera Corp. (a)                                                                   23,790               495,308
    Fairchild Semiconductor International, Inc., Class A (a)                           15,610               229,311
    Integrated Device Technology, Inc. (a)                                             46,490               531,381
    Lattice Semiconductor Corp. (a)                                                    23,500               115,150
    Marvell Technology Group Ltd. (a)                                                  14,060               326,473
    Microchip Technology, Inc.                                                         31,450               911,106
    National Semiconductor Corp. (a)                                                   12,870               220,720
    NVIDIA Corp. (a)                                                                   24,170               372,218
    PMC-Sierra, Inc. (a)                                                               22,100               262,548
    Silicon Laboratories, Inc. (a)                                                     14,150               499,353
                                                                                                    ---------------
                                                                                                          3,963,568
                                                                                                    ---------------
  Software (6.5%)
    Amdocs Ltd. (a)                                                                    11,130               241,521
    Autodesk, Inc.                                                                     17,680               710,736
    BEA Systems, Inc. (a)                                                              15,220                98,778
    BMC Software, Inc. (a)                                                             22,100               346,528
    Hyperion Solutions Corp. (a)                                                        7,090               290,832
    Macromedia, Inc. (a)                                                               28,680               579,336
    Mercury Interactive Corp. (a)                                                      13,990               511,474
    Siebel Systems, Inc. (a)                                                           32,720               263,723
    VERITAS Software Corp. (a)                                                         13,450               256,357
                                                                                                    ---------------
                                                                                                          3,299,285
                                                                                                    ---------------
Materials (3.8%)
  Chemicals (1.6%)
    Airgas, Inc.                                                                        6,430               139,853
    Potash Corp. of Saskatchewan, Inc.                                                  7,240               700,036
                                                                                                    ---------------
                                                                                                            839,889
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Metals & Mining (2.2%)
    Arch Coal, Inc.                                                                     7,630       $       257,665
    Massey Energy Co.                                                                   6,600               182,490
    Peabody Energy Corp.                                                               11,910               669,104
                                                                                                    ---------------
                                                                                                          1,109,259
                                                                                                    ---------------
Telecommunication Services (1.1%)
  Wireless Telecommunication Services (1.1%)
    Nextel Partners, Inc., Class A (a)                                                 33,770               542,684
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $42,374,623)                                                                              49,339,416
                                                                                                    ---------------

                                                                                    PAR
                                                                              ---------------
Short-Term Obligation (4.6%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.230%,
      collateralized by a U.S. Treasury Note
      maturing 05/15/10, market value of $2,376,088
      (repurchase proceeds $2,326,238)
      (Cost of $2,326,000)                                                    $     2,326,000             2,326,000
                                                                                                    ---------------
    Total Investments (102.0%)
      (Cost of $44,700,623) (b)                                                                          51,665,416

    Other Assets & Liabilities, Net (-2.0%)                                                              (1,003,833)
                                                                                                    ---------------

    Net Assets (100.0%)                                                                             $    50,661,583
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $45,131,836.

        ACRONYM                     NAME
  -------------------    ---------------------------
          ADR            American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (96.0%)
Consumer Discretionary (15.3%)
  Auto Components (0.8%)
    Denso Corp.                                                                        47,500       $     1,165,775
                                                                                                    ---------------
  Automobiles (3.0%)
    Renault SA                                                                         29,070             2,290,933
    Toyota Motor Corp.                                                                 57,800             2,327,900
                                                                                                    ---------------
                                                                                                          4,618,833
                                                                                                    ---------------
  Hotels, Restaurants & Leisure (2.2%)
    Accor SA                                                                           27,100             1,149,456
    Carnival Corp.                                                                     20,300               946,183
    Compass Group PLC                                                                 119,104               692,853
    InterContinental Hotels Group PLC                                                  54,399               578,468
                                                                                                    ---------------
                                                                                                          3,366,960
                                                                                                    ---------------
  Household Durables (2.7%)
    Funai Electric Co., Ltd.                                                            5,100               715,242
    Koninklijke (Royal) Philips Electronics NV                                         77,700             1,881,374
    Matsushita Electric Industrial Co., Ltd.                                          107,000             1,427,500
                                                                                                    ---------------
                                                                                                          4,024,116
                                                                                                    ---------------
  Media (3.6%)
    Dentsu, Inc.                                                                          300               765,946
    JC Decaux SA (a)                                                                   42,600               905,496
    News Corp., Ltd.                                                                  106,800               915,068
    Pearson PLC                                                                       103,220             1,157,714
    Reuters Group PLC                                                                 148,500               879,390
    WPP Group PLC                                                                      96,400               891,810
                                                                                                    ---------------
                                                                                                          5,515,424
                                                                                                    ---------------
  Multiline Retail (2.3%)
    Aeon Co., Ltd.                                                                     18,100               621,585
    Big C Supercenter Public Co., Ltd.                                                515,600               234,704
    Isetan Co., Ltd.                                                                   77,000               882,591
    Seiyu Ltd. (a)                                                                    157,000               427,662
    Takashimaya Co., Ltd.                                                              67,000               624,012
    Wal-Mart de Mexico SA de CV, Series V                                             231,500               705,941
                                                                                                    ---------------
                                                                                                          3,496,495
                                                                                                    ---------------
  Specialty Retail (0.7%)
    Aoyama Trading Co., Ltd.                                                           17,300               390,372
    Nitori Co., Ltd.                                                                   11,350               700,989
                                                                                                    ---------------
                                                                                                          1,091,361
                                                                                                    ---------------
Consumer Staples (11.0%)
  Beverages (1.5%)
    Diageo PLC                                                                        144,310             1,789,232
    ITO EN Ltd.                                                                        11,400               532,926
                                                                                                    ---------------
                                                                                                          2,322,158
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Food & Staples Retailing (1.2%)
    C.P. Seven-Eleven Public Co., Ltd., Foreign Shares                                149,700       $       228,356
    Metro AG                                                                           23,972             1,098,919
    William Morrison Supermarkets PLC                                                 155,478               511,979
                                                                                                    ---------------
                                                                                                          1,839,254
                                                                                                    ---------------
  Food Products (4.2%)
    Ajinomoto Co., Inc.                                                                64,000               745,089
    Cadbury Schweppes PLC                                                              89,978               737,046
    Nestle SA, Registered Shares                                                       11,462             2,925,897
    Unilever PLC                                                                      229,320             2,025,515
                                                                                                    ---------------
                                                                                                          6,433,547
                                                                                                    ---------------
  Household Products (2.8%)
    Kao Corp.                                                                          61,000             1,513,552
    Reckitt Benckiser PLC                                                             101,540             2,778,365
                                                                                                    ---------------
                                                                                                          4,291,917
                                                                                                    ---------------
  Personal Products (0.3%)
    Oriflame Cosmetics SA, SDR (a)                                                     13,000               431,674
                                                                                                    ---------------
  Tobacco (1.0%)
    Imperial Tobacco Group PLC                                                         69,496             1,512,151
                                                                                                    ---------------
Energy (8.7%)
  Oil & Gas (8.7%)
    BP PLC, ADR                                                                        55,880             3,149,397
    EnCana Corp.                                                                       44,100             1,951,020
    ENI S.p.A                                                                         185,130             3,805,989
    Norsk Hydro ASA                                                                    10,120               639,046
    PTT Public Co., Ltd.                                                              175,300               649,416
    Shell Transport & Trading Co., PLC                                                145,300             1,053,412
    Total SA                                                                           10,030             1,945,046
                                                                                                    ---------------
                                                                                                         13,193,326
                                                                                                    ---------------
Financials (21.0%)
  Capital Markets (0.6%)
    Credit Suisse Group                                                                29,590               948,220
                                                                                                    ---------------
  Commercial Banks (13.1%)
    Alpha Bank AE                                                                      34,080               807,162
    Anglo Irish Bank Corp., PLC                                                        45,160               714,504
    Banco Popolare di Verona e Novara                                                  52,800               879,816
    Banco Popular Espanol SA                                                           15,560               836,951
    Bank of Ireland                                                                    58,734               768,269
    Barclays PLC                                                                      274,690             2,298,820
    Credit Agricole SA                                                                 72,000             1,696,615
    Danske Bank SA                                                                     42,000               966,029
    Erste Bank der oesterreichischen Sparkassen AG                                     29,000             1,124,404
    Hansabank Ltd.                                                                     60,072               496,884

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Commercial Banks (continued)
    HBOS PLC                                                                           56,150       $       727,845
    Kookmin Bank (a)                                                                   31,230               857,791
    Lloyds TSB Group PLC                                                               93,610               702,081
    Mitsubishi Tokyo Financial Group, Inc.                                                124             1,111,413
    Mizuho Financial Group, Inc.                                                          193               732,198
    National Bank of Greece SA                                                         32,487               691,317
    Royal Bank of Scotland Group PLC                                                   81,360             2,288,362
    Siam Commercial Bank Public Co., Ltd., Registered Shares                           82,300                89,673
    Skandinaviska Enskilda Banken AB, Class A                                          51,000               687,358
    Societe Generale                                                                    9,900               811,735
    Sumitomo Mitsui Financial Group, Inc.                                                 118               711,808
                                                                                                    ---------------
                                                                                                         20,001,035
                                                                                                    ---------------
  Diversified Financial Services (1.3%)
    ING Groep NV                                                                       81,650             1,892,596
                                                                                                    ---------------
  Insurance (4.0%)
    Allianz AG, Registered Shares                                                      10,872             1,049,590
    AXA                                                                                59,800             1,227,240
    Irish Life & Permanent PLC                                                         11,100               167,746
    Irish Life & Permanent PLC                                                         37,500               568,965
    Millea Holdings, Inc.                                                                 107             1,577,561
    Mitsui Sumitomo Insurance Co., Ltd.                                                82,000               759,293
    T&D Holdings, Inc.                                                                 16,000               743,651
                                                                                                    ---------------
                                                                                                          6,094,046
                                                                                                    ---------------
  Real Estate (2.0%)
    Mitsubishi Estate Co., Ltd.                                                       122,000             1,389,617
    Sun Hung Kai Properties Ltd.                                                      190,000             1,607,734
                                                                                                    ---------------
                                                                                                          2,997,351
                                                                                                    ---------------
Health Care (11.9%)
  Health Care Equipment & Supplies (2.4%)
    Nobel Biocare Holding AG                                                            5,600               765,027
    Smith & Nephew PLC                                                                282,900             2,856,474
                                                                                                    ---------------
                                                                                                          3,621,501
                                                                                                    ---------------
  Pharmaceuticals (9.5%)
    AstraZeneca PLC                                                                    45,300             2,028,216
    Chugai Pharmaceutical Co., Ltd.                                                   143,000             2,248,456
    GlaxoSmithKline PLC                                                               125,700             2,554,423
    Novartis AG, Registered Shares                                                     40,970             1,831,017
    Sanofi-Synthelabo SA                                                               31,010             2,054,225
    Takeda Pharmaceutical Co., Ltd.                                                    52,900             2,477,718
    Teva Pharmaceutical Industries Ltd., ADR                                           44,600             1,320,160
                                                                                                    ---------------
                                                                                                         14,514,215
                                                                                                    ---------------
Industrials (10.7%)
  Building Products (0.9%)
    Wienerberger AG                                                                    38,300             1,372,176
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Commercial Services & Supplies (1.2%)
    Capita Group PLC                                                                  131,000       $       729,285
    Randstad Holding NV                                                                41,600             1,137,309
                                                                                                    ---------------
                                                                                                          1,866,594
                                                                                                    ---------------
  Construction & Engineering (2.8%)
    JGC Corp.                                                                         101,000               944,307
    Shimizu Corp.                                                                     206,000               857,446
    Taisei Corp.                                                                      275,000               872,702
    Vinci SA                                                                           15,078             1,532,682
                                                                                                    ---------------
                                                                                                          4,207,137
                                                                                                    ---------------
  Industrial Conglomerates (1.7%)
    Aeon Mall Co., Ltd.                                                                 3,100               158,296
    Burberry Group PLC                                                                130,186               888,178
    Siemens AG, Registered Shares                                                      10,945               767,279
    Smith Group PLC                                                                    58,425               775,936
                                                                                                    ---------------
                                                                                                          2,589,689
                                                                                                    ---------------
  Machinery (2.5%)
    Atlas Copco AB, Class B                                                            53,400             1,759,278
    Heidelberger Druckmaschinen AG                                                     23,900               740,756
    Volvo AB, Class B                                                                  35,100             1,256,934
                                                                                                    ---------------
                                                                                                          3,756,968
                                                                                                    ---------------
  Road & Rail (0.5%)
    Canadian National Railway Co.                                                      17,945               803,606
                                                                                                    ---------------
  Trading Companies & Distributors (0.6%)
    Mitsubishi Corp.                                                                  103,000               992,637
                                                                                                    ---------------
  Transportation Infrastructure (0.5%)
    BAA PLC                                                                            75,140               764,849
                                                                                                    ---------------
Information Technology (5.0%)
  Electronic Equipment & Instruments (2.3%)
    Celestica, Inc. (a)                                                                44,400               755,702
    Keyence Corp.                                                                       3,500               741,313
    Tandberg ASA                                                                       77,300               694,173
    TDK Corp.                                                                          19,600             1,356,767
                                                                                                    ---------------
                                                                                                          3,547,955
                                                                                                    ---------------
  IT Services (0.7%)
    NIWS Co., Ltd.                                                                        125               322,515
    TIS, Inc.                                                                          18,000               689,351
                                                                                                    ---------------
                                                                                                          1,011,866
                                                                                                    ---------------
  Office Electronics (1.0%)
    Canon, Inc.                                                                        31,000             1,516,070
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                 VALUE
                                                                              ---------------       ---------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (1.0%)
    ARM Holdings PLC                                                                  235,691       $       451,304
    Samsung Electronics Co., Ltd.                                                       2,920             1,040,273
                                                                                                    ---------------
                                                                                                          1,491,577
                                                                                                    ---------------
Materials (4.7%)
  Chemicals (3.6%)
    BASF AG                                                                            26,870             1,430,441
    L'Air Liquide SA                                                                    9,240             1,494,132
    Linde AG                                                                           14,100               764,523
    Sygenta AG                                                                         21,330             1,760,849
                                                                                                    ---------------
                                                                                                          5,449,945
                                                                                                    ---------------
  Construction Materials (0.7%)
    Cemex SA de CV, ADR                                                                38,000             1,070,840
                                                                                                    ---------------
  Paper & Forest Products (0.4%)
    UPM-Kymmene Oyj                                                                    32,700               634,521
                                                                                                    ---------------
Telecommunication Services (4.7%)
  Diversified Telecommunication Services (2.7%)
    Bharti Tele-Ventures Ltd. (a)                                                     204,080               668,898
    France Telecom SA                                                                  42,320             1,047,094
    Nippon Telegraph & Telephone Corp.                                                    140               698,521
    Telefonaktiebolaget LM Ericsson, ADR (a)                                           62,400             1,666,704
                                                                                                    ---------------
                                                                                                          4,081,217
                                                                                                    ---------------
  Wireless Telecommunication Services (2.0%)
    NTT DoCoMo, Inc.                                                                      313               545,889
    Vodafone Group PLC                                                              1,190,050             2,581,831
                                                                                                    ---------------
                                                                                                          3,127,720
                                                                                                    ---------------
Utilities (3.0%)
  Electric Utilities (2.0%)
    E.ON AG                                                                            32,498             2,310,251
    Scottish Power PLC                                                                103,531               742,115
                                                                                                    ---------------
                                                                                                          3,052,366
                                                                                                    ---------------
  Multi-Utilities & Unregulated Power (1.0%)
    National Grid Transco PLC                                                         192,100             1,521,144
                                                                                                    ---------------
    Total Common Stocks
      (Cost of $138,195,734)                                                                            146,230,832
                                                                                                    ---------------
Preferred Stock (0.9%)

Consumer Discretionary (0.9%)
  Automobiles (0.9%)
    Porsche AG
      (Cost of $1,338,250)                                                              2,081             1,345,137
                                                                                                    ---------------
Rights (0.0%)
    Accor SA (a)
      (Cost of $0)                                                                     27,100                     -(b)
                                                                                                    ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                    PAR                  VALUE
                                                                              ---------------       ---------------
Short-Term Obligation (3.7%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.230%,
      collateralized by a U.S. Treasury Note
      maturing 11/15/10, market value of $5,692,228
      (repurchase proceeds $5,576,572)
      (Cost of $5,576,000)                                                    $     5,576,000       $     5,576,000
                                                                                                    ---------------

    Total Investments (100.6%)
      (Cost of $145,109,984)(c)                                                                         153,151,969

    Other Assets & Liabilities, Net (-0.6%)                                                                (901,044)
                                                                                                    ---------------

    Net Assets (100.0%)                                                                             $   152,250,925
                                                                                                    ===============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Security has no value.
  (c) Cost for federal income tax purposes is $145,625,608.

       ACRONYM                      NAME
  ----------------     ------------------------------
        ADR             American Depositary Receipt
        SDR              Swedish Depositary Receipt

                 See Accompanying Notes to Financial Statements.

  SUMMARY OF SECURITIES                                                                               % OF TOTAL
  BY COUNTRY                                                                       VALUE              INVESTMENTS
----------------------------------                                            ---------------       ---------------
  United Kingdom                                                              $    39,668,195                  25.9%
  Japan                                                                            34,288,670                  22.4
  France                                                                           16,154,654                  10.5
  Germany                                                                           9,506,896                   6.2
  Switzerland                                                                       8,231,010                   5.4
  United States*                                                                    5,576,000                   3.6
  Sweden                                                                            5,370,274                   3.5
  Netherlands                                                                       4,911,279                   3.2
  Italy                                                                             4,685,805                   3.1
  Canada                                                                            3,510,328                   2.3
  Austria                                                                           2,496,580                   1.6
  Ireland                                                                           2,219,484                   1.5
  South Korea                                                                       1,898,064                   1.2
  Mexico                                                                            1,776,781                   1.2
  Hong Kong                                                                         1,607,734                   1.1
  Greece                                                                            1,498,479                   1.0
  Norway                                                                            1,333,219                   0.9
  Israel                                                                            1,320,160                   0.9
  Thailand                                                                          1,202,149                   0.8
  Denmark                                                                             966,029                   0.6
  Panama                                                                              946,183                   0.6
  Australia                                                                           915,068                   0.6
  Spain                                                                               836,951                   0.5
  India                                                                               668,898                   0.4
  Finland                                                                             634,521                   0.4
  Estonia                                                                             496,884                   0.3
  Luxembourg                                                                          431,674                   0.3
                                                                              ---------------       ---------------
                                                                              $   153,151,969                 100.0%
                                                                              ===============       ===============

  * Represents short-term obligation.

                 See Accompanying Notes to Financial Statements.

                      This page is intentionally left blank

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                          Portfolios of CMG Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2004

                                                                     CMG ENHANCED            CMG                CMG
                                                                      S&P 500(R)          LARGE CAP          LARGE CAP
                                                                      INDEX FUND         GROWTH FUND        VALUE FUND
                                                                    ---------------    ---------------    ---------------
ASSETS:
  Investments, at identified cost                                   $    95,454,117    $    40,237,354    $    45,109,612
                                                                    ---------------    ---------------    ---------------
  Investments, at value                                             $    98,174,856    $    40,998,924    $    47,761,418
  Cash                                                                          761                766                193
  Cash denominated in foreign currency (cost of $1,039,454)                       -                  -                  -
  Receivable for:
    Investments sold                                                              -            226,644                  -
    Capital stock sold                                                            -             75,000             25,000
    Interest                                                                     30                 54                 52
    Dividends and foreign tax reclaims                                      124,926             15,080            122,292
  Expense reimbursement due from Investment Advisor                           6,565             19,125             17,983
  Reimbursement due from Investment Advisor (See Note 8)                          -                  -                  -
  Deferred Trustees' compensation plan                                          446                495                428
                                                                    ---------------    ---------------    ---------------
  Total Assets                                                           98,307,584         41,336,088         47,927,366
                                                                    ---------------    ---------------    ---------------

LIABILITIES:
  Payable for:
      Investments purchased                                                       -            572,818                  -
      Fund shares repurchased                                                20,000                  -                  -
      Investment advisory fee                                                20,112             17,302             19,900
      Trustees' fees                                                          1,774                503                502
      Audit fee                                                              17,272             34,050             34,050
      Foreign capital gains tax accrued                                           -                  -                  -
  Deferred Trustees' fees                                                       446                495                428
  Other liabilities                                                             697             27,343             17,768
                                                                    ---------------    ---------------    ---------------
  Total liabilities                                                          60,301            652,511             72,648
                                                                    ---------------    ---------------    ---------------
NET ASSETS                                                          $    98,247,283    $    40,683,577    $    47,854,718
                                                                    ===============    ===============    ===============
NET ASSETS consists of:
  Paid-in-capital                                                   $    94,313,772    $    40,855,194    $    44,669,574
  Undistributed net investment income                                       665,116             65,201            489,677
  Accumulated net investment loss                                                 -                  -                  -
  Accumulated net realized gain (loss)                                      547,656           (998,388)            43,661
  Net unrealized appreciation (depreciation) on:
    Investments                                                           2,720,739            761,570          2,651,806
    Foreign currency translations                                                 -                  -                  -
    Foreign capital gains tax                                                     -                  -                  -
                                                                    ---------------    ---------------    ---------------
  NET ASSETS                                                        $    98,247,283    $    40,683,577    $    47,854,718
                                                                    ===============    ===============    ===============
  Shares of capital stock outstanding                                     8,210,306          3,969,029          4,314,262
                                                                    ===============    ===============    ===============
  Net asset value, offering and redemption price per share          $         11.97    $         10.25    $         11.09
                                                                    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND

                                                                          CMG                CMG                CMG
                                                                        MID CAP            MID CAP           SMALL CAP
                                                                      GROWTH FUND        VALUE FUND         GROWTH FUND
                                                                    ---------------    ---------------    ---------------
ASSETS:
  Investments, at identified cost                                   $    19,194,883    $    20,381,482    $    35,528,620
                                                                    ---------------    ---------------    ---------------
  Investments, at value                                             $    19,457,996    $    22,001,522    $    35,915,625
  Cash                                                                           60                453                380
  Cash denominated in foreign currency (cost of $1,039,454)                       -                  -                  -
  Receivable for:
    Investments sold                                                         55,794                  -             70,851
    Capital stock sold                                                            -                  -                  -
    Interest                                                                     78                 48                 91
    Dividends and foreign tax reclaims                                        3,399             14,268              2,009
  Expense reimbursement due from Investment Advisor                           9,626             11,422             11,095
  Reimbursement due from Investment Advisor (See Note 8)                          -                  -                  -
  Deferred Trustees' compensation plan                                          431                417                466
                                                                    ---------------    ---------------    ---------------
  Total Assets                                                           19,527,384         22,028,130         36,000,517
                                                                    ---------------    ---------------    ---------------

LIABILITIES:
  Payable for:
      Investments purchased                                                 211,510                  -            228,480
      Fund shares repurchased                                                     -                  -                  -
      Investment advisory fee                                                11,659             13,278             23,834
      Trustees' fees                                                            499                500                504
      Audit fee                                                              19,373             19,373             19,373
      Foreign capital gains tax accrued                                           -                  -                  -
  Deferred Trustees' fees                                                       431                417                466
  Other liabilities                                                             398                363                398
                                                                    ---------------    ---------------    ---------------
  Total liabilities                                                         243,870             33,931            273,055
                                                                    ---------------    ---------------    ---------------
NET ASSETS                                                          $    19,283,514    $    21,994,199    $    35,727,462
                                                                    ===============    ===============    ===============
NET ASSETS consists of:
  Paid-in-capital                                                   $    20,197,907    $    20,241,224    $    33,345,526
  Undistributed net investment income                                             -             57,377                  -
  Accumulated net investment loss                                            (2,391)                 -               (510)
  Accumulated net realized gain (loss)                                   (1,175,115)            75,558          1,995,441
  Net unrealized appreciation (depreciation) on:
    Investments                                                             263,113          1,620,040            387,005
    Foreign currency translations                                                 -                  -                  -
    Foreign capital gains tax                                                     -                  -                  -
                                                                    ---------------    ---------------    ---------------
  NET ASSETS                                                        $    19,283,514    $    21,994,199    $    35,727,462
                                                                    ===============    ===============    ===============
  Shares of capital stock outstanding                                     1,745,930          1,748,421          2,979,490
                                                                    ===============    ===============    ===============
  Net asset value, offering and redemption price per share          $         11.04    $         12.58    $         11.99
                                                                    ===============    ===============    ===============

                                                                          CMG                CMG                CMG
                                                                       SMALL CAP          SMALL/MID        INTERNATIONAL
                                                                      VALUE FUND          CAP FUND          STOCK FUND
                                                                    ---------------    ---------------    ---------------
ASSETS:
  Investments, at identified cost                                   $    34,549,425    $    44,700,623    $   145,109,984
                                                                    ---------------    ---------------    ---------------
  Investments, at value                                             $    40,383,253    $    51,665,416    $   153,151,969
  Cash                                                                          684                  9                639
  Cash denominated in foreign currency (cost of $1,039,454)                       -                  -          1,034,253
  Receivable for:
    Investments sold                                                          3,771            353,551          1,348,865
    Capital stock sold                                                            -                159             30,000
    Interest                                                                     11              4,026                381
    Dividends and foreign tax reclaims                                       35,573                  -            204,325
  Expense reimbursement due from Investment Advisor                           7,736             12,450             18,079
  Reimbursement due from Investment Advisor (See Note 8)                          -                  -             47,741
  Deferred Trustees' compensation plan                                          456                544                761
                                                                    ---------------    ---------------    ---------------
  Total Assets                                                           40,431,484         52,036,155        155,837,013
                                                                    ---------------    ---------------    ---------------

LIABILITIES:
  Payable for:
      Investments purchased                                                  27,515          1,311,263          3,402,677
      Fund shares repurchased                                                     -                  -                  -
      Investment advisory fee                                                26,813             34,681             96,710
      Trustees' fees                                                            470                559              2,022
      Audit fee                                                              19,373             25,000             28,499
      Foreign capital gains tax accrued                                           -                  -             53,956
  Deferred Trustees' fees                                                       456                544                761
  Other liabilities                                                             498              2,525              1,463
                                                                    ---------------    ---------------    ---------------
  Total liabilities                                                          75,125          1,374,572          3,586,088
                                                                    ---------------    ---------------    ---------------
NET ASSETS                                                          $    40,356,359    $    50,661,583    $   152,250,925
                                                                    ===============    ===============    ===============
NET ASSETS consists of:
  Paid-in-capital                                                   $    32,074,244    $    55,402,242    $   144,565,843
  Undistributed net investment income                                       148,785                  -            706,196
  Accumulated net investment loss                                                 -               (597)                 -
  Accumulated net realized gain (loss)                                    2,299,502        (11,704,855)        (1,012,288)
  Net unrealized appreciation (depreciation) on:
    Investments                                                           5,833,828          6,964,793          8,041,985
    Foreign currency translations                                                 -                  -              3,145
    Foreign capital gains tax                                                     -                  -            (53,956)
                                                                    ---------------    ---------------    ---------------
  NET ASSETS                                                        $    40,356,359    $    50,661,583    $   152,250,925
                                                                    ===============    ===============    ===============
  Shares of capital stock outstanding                                     2,901,143          5,774,903         12,506,278
                                                                    ===============    ===============    ===============
  Net asset value, offering and redemption price per share          $         13.91    $          8.77    $         12.17
                                                                    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                          Portfolios of CMG Fund Trust
                            STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2004

                                                                     CMG ENHANCED            CMG                CMG
                                                                      S&P 500(R)          LARGE CAP          LARGE CAP
                                                                      INDEX FUND       GROWTH FUND (a)    VALUE FUND (a)
                                                                    ---------------    ---------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Dividends                                                       $     1,033,576    $       234,300    $       721,283
    Interest                                                                  6,285              7,567             11,886
    Foreign withholding tax                                                       -             (2,430)            (6,786)
                                                                    ---------------    ---------------    ---------------
        Total income                                                      1,039,861            239,437            726,383
                                                                    ---------------    ---------------    ---------------

  Expenses:
    Investment advisory fee                                                 154,552            148,272            153,985
    Trustees' fees                                                            5,615              4,233              4,241
    Audit fee                                                                22,691             37,769             37,769
    Trustee legal counsel fees                                                  727                611                604
    Non-recurring costs (See Note 9)                                          4,268              1,854              2,045
                                                                    ---------------    ---------------    ---------------
        Total expenses                                                      187,853            192,739            198,644
    Expense reimbursement from Investment Advisor                           (29,033)           (42,613)           (42,614)
    Non-recurring costs assumed by Investment Advisor
      (See Note 9)                                                           (4,268)            (1,854)            (2,045)
                                                                    ---------------    ---------------    ---------------
        Net expenses                                                        154,552            148,272            153,985
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss)                                              885,309             91,165            572,398
                                                                    ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCY AND FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
    Investments                                                             582,070           (998,388)            43,501
    Foreign currency transactions                                                 -                  -                  -
    Foreign capital gains tax                                                     -                  -                  -
    Net realized loss on the disposal of investments
      purchased/sold in error (See Note 8)                                        -                  -                  -
                                                                    ---------------    ---------------    ---------------
        Net realized gain (loss)                                            582,070           (998,388)            43,501
                                                                    ---------------    ---------------    ---------------
  Net change in unrealized appreciation/depreciation on:
    Investments                                                           2,619,440            761,570          2,651,806
    Foreign currency translations                                                 -                  -                  -
    Foreign capital gains tax                                                     -                  -                  -
                                                                    ---------------    ---------------    ---------------
        Net change in unrealized appreciation/depreciation                2,619,440            761,570          2,651,806
                                                                    ---------------    ---------------    ---------------
  Net gain (loss)                                                         3,201,510           (236,818)         2,695,307
                                                                    ---------------    ---------------    ---------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                 $     4,086,819    $      (145,653)   $     3,267,705
                                                                    ---------------    ---------------    ---------------

(a) The Fund commenced investment operations on September 10, 2003.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND

                                                                          CMG                CMG                CMG
                                                                        MID CAP            MID CAP           SMALL CAP
                                                                      GROWTH FUND        VALUE FUND         GROWTH FUND
                                                                    ---------------    ---------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Dividends                                                       $        36,887    $       177,858    $        50,705
    Interest                                                                  6,184              7,754             10,517
    Foreign withholding tax                                                    (397)                 -               (196)
                                                                    ---------------    ---------------    ---------------
        Total income                                                         42,674            185,612             61,026
                                                                    ---------------    ---------------    ---------------

  Expenses:
    Investment advisory fee                                                  94,471            104,971            247,119
    Trustees' fees                                                            4,348              3,958              4,460
    Audit fee                                                                24,792             24,792             24,792
    Trustee legal counsel fees                                                  576              1,082              1,092
    Non-recurring costs (See Note 9)                                            889                986              1,657
                                                                    ---------------    ---------------    ---------------
        Total expenses                                                      125,076            135,789            279,120
    Expense reimbursement from Investment Advisor                           (29,716)           (29,832)           (30,344)
    Non-recurring costs assumed by Investment Advisor
      (See Note 9)                                                             (889)              (986)            (1,657)
                                                                    ---------------    ---------------    ---------------
        Net expenses                                                         94,471            104,971            247,119
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss)                                              (51,797)            80,641           (186,093)
                                                                    ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCY AND FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
    Investments                                                          (1,170,829)            75,700          3,236,594
    Foreign currency transactions                                            (1,920)                 -                  -
    Foreign capital gains tax                                                     -                  -                  -
    Net realized loss on the disposal of investments
      purchased/sold in error (See Note 8)                                        -                  -                  -
                                                                    ---------------    ---------------    ---------------
        Net realized gain (loss)                                         (1,172,749)            75,700          3,236,594
                                                                    ---------------    ---------------    ---------------
  Net change in unrealized appreciation/depreciation on:
    Investments                                                             146,764          1,512,473         (1,228,396)
    Foreign currency translations                                                 -                  -                  -
    Foreign capital gains tax                                                     -                  -                  -
                                                                    ---------------    ---------------    ---------------
        Net change in unrealized appreciation/depreciation                  146,764          1,512,473         (1,228,396)
                                                                    ---------------    ---------------    ---------------
  Net gain (loss)                                                        (1,025,985)         1,588,173          2,008,198
                                                                    ---------------    ---------------    ---------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                 $    (1,077,782)   $     1,668,814    $     1,822,105
                                                                    ---------------    ---------------    ---------------

                                                                          CMG                CMG                CMG
                                                                       SMALL CAP          SMALL/MID        INTERNATIONAL
                                                                      VALUE FUND          CAP FUND          STOCK FUND
                                                                    ---------------    ---------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Dividends                                                       $       554,329    $       180,203    $     2,425,658
    Interest                                                                  4,040             17,446             47,821
    Foreign withholding tax                                                       -             (1,433)          (281,785)
                                                                    ---------------    ---------------    ---------------
        Total income                                                        558,369            196,216          2,191,694
                                                                    ---------------    ---------------    ---------------

  Expenses:
    Investment advisory fee                                                 275,569            565,283            861,837
    Trustees' fees                                                            4,375              5,244              8,656
    Audit fee                                                                24,792             35,886             44,021
    Trustee legal counsel fees                                                1,421              5,775              3,756
    Non-recurring costs (See Note 9)                                          1,799              3,385              6,643
                                                                    ---------------    ---------------    ---------------
        Total expenses                                                      307,956            615,573            924,913
    Expense reimbursement from Investment Advisor                           (30,588)           (46,905)           (56,433)
    Non-recurring costs assumed by Investment Advisor
      (See Note 9)                                                           (1,799)            (3,385)            (6,643)
                                                                    ---------------    ---------------    ---------------
        Net expenses                                                        275,569            565,283            861,837
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss)                                              282,800           (369,067)         1,329,857
                                                                    ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCY AND FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
    Investments                                                           2,739,432         12,174,435          7,991,443
    Foreign currency transactions                                                 -                  -           (265,407)
    Foreign capital gains tax                                                     -                  -           (179,871)
    Net realized loss on the disposal of investments
      purchased/sold in error (See Note 8)                                        -                  -                  -
                                                                    ---------------    ---------------    ---------------
        Net realized gain (loss)                                          2,739,432         12,174,435          7,546,165
                                                                    ---------------    ---------------    ---------------
  Net change in unrealized appreciation/depreciation on:
    Investments                                                           3,889,062         (6,374,728)         3,822,302
    Foreign currency translations                                                 -                  -              2,935
    Foreign capital gains tax                                                     -                  -             (8,299)
                                                                    ---------------    ---------------    ---------------
        Net change in unrealized appreciation/depreciation                3,889,062         (6,374,728)         3,816,938
                                                                    ---------------    ---------------    ---------------
  Net gain (loss)                                                         6,628,494          5,799,707         11,363,103
                                                                    ---------------    ---------------    ---------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                                 $     6,911,294    $     5,430,640    $    12,692,960
                                                                    ---------------    ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                           Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          CMG ENHANCED
                                                                                           S&P 500(R)
                                                                                           INDEX FUND
                                                                              -------------------------------------
                                                                                 YEAR ENDED           PERIOD ENDED
                                                                                  JULY 31,              JULY 31,
                                                                                    2004                2003 (a)
                                                                              ---------------       ---------------
Operations:
  Net investment income                                                       $       885,309       $        14,758
  Net realized gain on investments                                                    582,070                 3,535
  Net change in unrealized appreciation/depreciation on investments                 2,619,440               101,175
                                                                              ---------------       ---------------
  Net increase from operations                                                      4,086,819               119,468

Distributions declared to shareholders:
  From net investment income                                                         (232,474)                    -
  From net realized gains                                                             (40,302)                    -
                                                                              ---------------       ---------------
  Total distributions declared to shareholders                                       (272,776)                    -

Share transactions:
  Subscriptions                                                                    94,353,306             9,015,000
  Distributions reinvested                                                             29,758                     -
  Redemptions                                                                      (9,084,292)                    -
                                                                              ---------------       ---------------
Net increase in shares transactions                                                85,298,772             9,015,000
                                                                              ---------------       ---------------
Net increase in net assets                                                         89,112,815             9,134,468

NET ASSETS:
Beginning of period                                                                 9,134,468                     -
                                                                              ---------------       ---------------
End of period                                                                 $    98,247,283       $     9,134,468
                                                                              ===============       ===============
Undistributed net investment income                                           $       665,116       $        14,758
                                                                              ===============       ===============

Change in Shares:
  Subscriptions                                                                     8,102,596               851,673
  Issued for distributions reinvested                                                   2,509                     -
  Redemptions                                                                        (746,472)                    -
                                                                              ---------------       ---------------
Net increase                                                                        7,358,633               851,673
                                                                              ---------------       ---------------

(a) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    CMG                   CMG
                                                                                 LARGE CAP             LARGE CAP
                                                                                GROWTH FUND           VALUE FUND
                                                                              ---------------       ---------------
                                                                                PERIOD ENDED         PERIOD ENDED
                                                                                  JULY 31,              JULY 31,
                                                                                  2004 (a)              2004 (a)
                                                                              ---------------       ---------------
Operations:
  Net investment income                                                       $        91,165       $       572,398
  Net realized gain (loss) on investments                                            (998,388)               43,501
  Net change in unrealized appreciation/depreciation on investments                   761,570             2,651,806
                                                                              ---------------       ---------------
  Net increase (decrease) from operations                                            (145,653)            3,267,705

Distributions declared to shareholders:
  From net investment income                                                          (25,964)              (82,818)
                                                                              ---------------       ---------------

Share transactions:
  Subscriptions                                                                    45,852,862            49,285,154
  Distributions reinvested                                                              4,175                14,274
  Redemptions                                                                      (5,001,843)           (4,629,597)
                                                                              ---------------       ---------------
Net increase in shares transactions                                                40,855,194            44,669,831
                                                                              ---------------       ---------------
Net increase in net assets                                                         40,683,577            47,854,718

NET ASSETS:
Beginning of period                                                                         -                     -
                                                                              ---------------       ---------------
End of period                                                                 $    40,683,577       $    47,854,718
                                                                              ===============       ===============
Undistributed net investment income                                           $        65,201       $       489,677
                                                                              ===============       ===============

Change in Shares:
  Subscriptions                                                                     4,440,392             4,742,377
  Issued for distributions reinvested                                                     399                 1,333
  Redemptions                                                                        (471,762)             (429,448)
                                                                              ---------------       ---------------
Net increase                                                                        3,969,029             4,314,262
                                                                              ---------------       ---------------

(a) The Fund commenced investment operations on September 10, 2003.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               CMG                                   CMG
                                                             MID CAP                               MID CAP
                                                           GROWTH FUND                           VALUE FUND
                                                ----------------------------------    ---------------------------------
                                                  YEAR ENDED        PERIOD ENDED         YEAR ENDED       PERIOD ENDED
                                                   JULY 31,           JULY 31,            JULY 31,          JULY 31,
                                                     2004             2003 (a)              2004            2003 (a)
                                                ---------------    ---------------    ---------------   ---------------
Operations:
  Net investment income (loss)                  $       (51,797)   $        (1,676)   $        80,641   $         1,986
  Net realized gain (loss) on
    investments                                      (1,172,749)             4,190             75,700             2,240
  Net change in unrealized
    appreciation/depreciation
    on investments                                      146,764            116,349          1,512,473           107,567
                                                ---------------    ---------------    ---------------   ---------------
  Net increase (decrease) from
    operations                                       (1,077,782)           118,863          1,668,814           111,793

Distributions declared to shareholders:
  From net investment income                                  -                  -            (25,250)                -
  From net realized gains                                (6,844)                 -             (2,382)                -
                                                ---------------    ---------------    ---------------   ---------------
  Total distributions declared
    to shareholders                                      (6,844)                 -            (27,632)                -

Share transactions:
  Subscriptions                                      20,789,926          2,042,300         21,123,853         2,539,150
  Distributions reinvested                                2,911                  -              4,042                 -
  Redemptions                                        (2,585,860)                 -         (3,425,821)                -
                                                ---------------    ---------------    ---------------   ---------------
Net increase in shares transactions                  18,206,977          2,042,300         17,702,074         2,539,150
                                                ---------------    ---------------    ---------------   ---------------
Net increase in net assets                           17,122,351          2,161,163         19,343,256         2,650,943

NET ASSETS:
Beginning of period                                   2,161,163                  -          2,650,943                 -
                                                ---------------    ---------------    ---------------   ---------------
End of period                                   $    19,283,514    $     2,161,163    $    21,994,199   $     2,650,943
                                                ===============    ===============    ===============   ===============
Undistributed net investment
  income                                        $             -    $             -    $        57,377   $         1,986
                                                ===============    ===============    ===============   ===============
Accumulated net investment loss                 $        (2,391)   $             -    $             -   $             -
                                                ===============    ===============    ===============   ===============
Change in Shares:
  Subscriptions                                       1,764,371            197,710          1,773,133           248,038
  Issued for distributions reinvested                       241                  -                336                 -
  Redemptions                                          (216,392)                 -           (273,086)                -
                                                ---------------    ---------------    ---------------   ---------------
Net increase                                          1,548,220            197,710          1,500,383           248,038
                                                ---------------    ---------------    ---------------   ---------------

(a) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                CMG                                  CMG
                                                             SMALL CAP                            SMALL CAP
                                                            GROWTH FUND                          VALUE FUND
                                                ----------------------------------    ---------------------------------
                                                  YEAR ENDED        PERIOD ENDED         YEAR ENDED       PERIOD ENDED
                                                   JULY 31,           JULY 31,            JULY 31,          JULY 31,
                                                     2004             2003 (a)              2004            2003 (a)
                                                ---------------    ---------------    ---------------   ---------------
Operations:
  Net investment income (loss)                  $      (186,093)   $       (25,882)   $       282,800   $        26,809
  Net realized gain on investments                    3,236,594            823,948          2,739,432           115,873
  Net change in unrealized
    appreciation/depreciation
    on investments                                   (1,228,396)         1,615,401          3,889,062         1,931,846
                                                ---------------    ---------------    ---------------   ---------------
  Net increase from operations                        1,822,105          2,413,467          6,911,294         2,074,528

Distributions declared to shareholders:
  From net investment income                                  -                  -           (146,373)                -
  From net realized gains                            (1,853,636)                 -           (557,335)                -
                                                ---------------    ---------------    ---------------   ---------------
  Total distributions declared
    to shareholders                                  (1,853,636)                 -           (703,708)                -

Share transactions:
   Subscriptions                                     20,340,250         19,177,304         22,163,080        19,724,518
   Distributions reinvested                           1,248,755                  -            445,442                 -
   Redemptions                                       (6,836,214)          (584,569)        (9,816,077)         (442,718)
                                                ---------------    ---------------    ---------------   ---------------
Net increase in shares transactions                  14,752,791         18,592,735         12,792,445        19,281,800
                                                ---------------    ---------------    ---------------   ---------------
Net increase in net assets                           14,721,260         21,006,202         19,000,031        21,356,328

NET ASSETS:
Beginning of period                                  21,006,202                  -         21,356,328                 -
                                                ---------------    ---------------    ---------------   ---------------
End of period                                   $    35,727,462    $    21,006,202    $    40,356,359   $    21,356,328
                                                ===============    ===============    ===============   ===============
Undistributed net investment
   income                                       $             -    $             -    $       148,785   $        26,809
                                                ===============    ===============    ===============   ===============
Accumulated net investment loss                 $          (510)   $             -    $             -   $             -
                                                ===============    ===============    ===============   ===============

Change in Shares:
   Subscriptions                                      1,583,555          1,873,343          1,716,774         1,931,086
   Issued for distributions reinvested                  100,382                  -             33,618                 -
   Redemptions                                         (526,058)           (51,732)          (740,106)          (40,229)
                                                ---------------    ---------------    ---------------   ---------------
Net increase                                          1,157,879          1,821,611          1,010,286         1,890,857
                                                ---------------    ---------------    ---------------   ---------------

(a) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           CMG                                            CMG
                                                        SMALL/MID                                    INTERNATIONAL
                                                        CAP FUND                                      STOCK FUND
                                      --------------------------------------------    ------------------------------------------
                                       YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                        JULY 31,        JULY 31,       OCTOBER 31,      JULY 31,       JULY 31,      OCTOBER 31,
                                          2004          2003 (a)          2002            2004         2003 (a)         2002
                                      ------------    ------------    ------------    ------------   ------------   ------------
Operations:
  Net investment
    income (loss)                     $   (369,067)   $   (234,660)   $   (287,809)   $  1,329,857   $    403,458   $     48,664
  Net realized gain (loss)
    on investments, foreign
    currency transactions and
    foreign capital gains tax           12,174,435          98,697     (11,733,008)      7,546,165     (1,950,231)    (3,433,114)
  Net change in unrealized
    appreciation/depreciation
    on investments, foreign
    currency translations and
    foreign capital gains tax           (6,374,728)     12,048,506       1,504,894       3,816,938      5,770,512         68,234
                                      ------------    ------------    ------------    ------------   ------------   ------------
  Net increase (decrease)
    from operations                      5,430,640      11,912,543     (10,515,923)     12,692,960      4,223,739     (3,316,216)

Distributions declared
  to shareholders:
  From net investment
    income                                       -               -               -        (529,435)       (92,056)       (69,418)
                                      ------------    ------------    ------------    ------------   ------------   ------------

Share transactions:
  Subscriptions                          4,155,162       9,106,124      23,551,961      89,977,364     36,683,376     10,312,316
  Distributions reinvested                       -               -               -         330,247         86,707         69,418
  Redemptions                          (32,850,066)     (1,861,599)     (7,658,216)     (8,707,904)    (3,029,686)    (6,933,677)
                                      ------------    ------------    ------------    ------------   ------------   ------------
Net increase (decrease) in
  shares transactions                  (28,694,904)      7,244,525      15,893,745      81,599,707     33,740,397      3,448,057
                                      ------------    ------------    ------------    ------------   ------------   ------------
Net increase (decrease) in
  net assets                           (23,264,264)     19,157,068       5,377,822      93,763,232     37,872,080         62,423

NET ASSETS:
Beginning of period                     73,925,847      54,768,779      49,390,957      58,487,693     20,615,613     20,553,190
                                      ------------    ------------    ------------    ------------   ------------   ------------
End of period                         $ 50,661,583    $ 73,925,847    $ 54,768,779    $152,250,925   $ 58,487,693   $ 20,615,613
                                      ============    ============    ============    ============   ============   ============
Undistributed net
  investment income                   $          -    $     25,825    $     21,326    $    706,196   $    352,135   $     84,225
                                      ============    ============    ============    ============   ============   ============
Accumulated net
  investment loss                     $       (597)   $          -    $          -    $          -   $          -   $          -
                                      ============    ============    ============    ============   ============   ============

Change in Shares:
  Subscriptions                            455,080       1,296,527       2,797,021       7,516,797      3,755,927        944,395
  Issued for distributions
    reinvested                                   -               -               -          27,705          9,466          6,392
  Redemptions                           (3,586,319)       (262,053)     (1,096,189)       (698,471)      (317,061)      (710,896)
                                      ------------    ------------    ------------    ------------   ------------   ------------
Net increase (decrease)                 (3,131,239)      1,034,474       1,700,832       6,846,031      3,448,332        239,891
                                      ------------    ------------    ------------    ------------   ------------   ------------

(a) The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1. ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

               CMG Enhanced S&P 500(R) Index Fund
               CMG Large Cap Growth Fund
               CMG Large Cap Value Fund
               CMG Mid Cap Growth Fund
               CMG Mid Cap Value Fund
               CMG Small Cap Growth Fund
               CMG Small Cap Value Fund
               CMG Small/Mid Cap Fund
               CMG International Stock Fund

INVESTMENT GOALS. The CMG Enhanced S&P 500(R) Index Fund seeks to outperform the total return, over the long run, of the Standard & Poor's 500 Composite Stock Index (the "S&P 500(R)"). The CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. The CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing primarily in middle capitalization equities. The CMG Small Cap Growth Fund and CMG Small Cap Value Fund seek long-term growth by investing primarily in small capitalization equities. The CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. The CMG International Stock Fund seeks long-term capital appreciation.

FUND SHARES. Each Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective February 1, 2004, the Funds adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Funds, but resulted in reclassifications as follows:

                                      DECREASE IN     DECREASE IN UNDISTRIBUTED
                                         COST           NET INVESTMENT INCOME
                                      -----------     -------------------------
CMG Enhanced S&P 500(R) Index Fund      $    124               $    124
CMG Small Cap Value Fund                  12,920                 12,920

The effect of the change for the year ended July 31, 2004 is as follows:

                                      INCREASE IN                          INCREASE IN
                                       UNREALIZED      DECREASE IN NET     NET REALIZED
                                      APPRECIATION    INVESTMENT INCOME        GAIN
                                      ------------    -----------------    ------------
CMG Enhanced S&P 500(R) Index Fund      $    266          $    266           $     -
CMG Small Cap Value Fund                  13,123            14,124             1,001

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES. Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2004, permanent differences resulting primarily from differing treatments for section 988 reclassification of foreign currency, foreign capital gains tax, net operating loss reclassifications, non-deductible excise tax paid and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

                                  UNDISTRIBUTED
                                       OR
                                   ACCUMULATED      ACCUMULATED
                                  NET INVESTMENT    NET REALIZED
                                  INCOME (LOSS)     GAIN (LOSS)     PAID-IN CAPITAL
                                  --------------    ------------    ---------------
CMG Enhanced S&P 500(R)
  Index Fund                      $   (2,353)       $    2,353        $        -
CMG Large Cap Growth Fund                  -                 -                 -
CMG Large Cap Value Fund                  97               160              (257)
CMG Mid Cap Growth Fund               49,406             1,964           (51,370)
CMG Mid Cap Value Fund                     -                 -                 -
CMG Small Cap Growth Fund            185,583          (185,583)                -
CMG Small Cap Value Fund              (1,531)            1,532                (1)
CMG Small/Mid Cap Fund               342,645            25,823          (368,468)
CMG International Stock Fund        (446,361)          446,361                 -

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended July 31, 2004, the period ended July 31, 2003 and the year ended October 31, 2002 was as follows:

                                           JULY 31, 2004
                                  ------------------------------
                                     ORDINARY        LONG-TERM
                                      INCOME*      CAPITAL GAINS
                                  --------------   -------------
CMG Enhanced S&P 500(R)
  Index Fund                       $   272,776         $   -
CMG Large Cap Growth Fund               25,964             -
CMG Large Cap Value Fund                82,818             -
CMG Mid Cap Growth Fund                  6,844             -
CMG Mid Cap Value Fund                  27,632             -
CMG Small Cap Growth Fund            1,853,636             -
CMG Small Cap Value Fund               703,708             -
CMG Small/Mid Cap Fund                       -             -
CMG International Stock Fund           529,435             -

                                           JULY 31, 2003
                                  ------------------------------
                                     ORDINARY        LONG-TERM
                                     INCOME*       CAPITAL GAINS
                                  --------------   -------------
CMG International Stock Fund         $  92,056         $   -

                                         OCTOBER 31, 2002
                                  ------------------------------
                                     ORDINARY        LONG-TERM
                                     INCOME*       CAPITAL GAINS
                                  --------------   -------------
CMG International Stock Fund         $  69,418         $   -

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED
                                    ORDINARY        LONG-TERM     NET UNREALIZED
                                     INCOME       CAPITAL GAINS    APPRECIATION*
                                  -------------   -------------   --------------
CMG Enhanced S&P 500(R)
  Index Fund                      $   1,482,394   $      24,353   $   2,427,255
CMG Large Cap Growth Fund                65,665               -         494,429
CMG Large Cap Value Fund                628,855             160       2,556,599
CMG Mid Cap Growth Fund                       -               -         116,230
CMG Mid Cap Value Fund                  144,632           5,955       1,602,845
CMG Small Cap Growth Fund             1,736,189         264,126         382,132
CMG Small Cap Value Fund              2,384,315         280,191       5,618,110
CMG Small/Mid Cap Fund                        -               -       6,533,580
CMG International Stock Fund          1,033,476       3,661,470       7,522,674

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at July 31, 2004, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                                                                            NET
                                        UNREALIZED      UNREALIZED       UNREALIZED
                                       APPRECIATION    DEPRECIATION     APPRECIATION
                                       ------------    ------------     ------------
CMG Enhanced S&P 500(R) Index Fund     $  6,057,121    $ (3,629,866)    $  2,427,255
CMG Large Cap Growth Fund                 2,294,331      (1,799,902)         494,429
CMG Large Cap Value Fund                  3,736,738      (1,180,139)       2,556,599
CMG Mid Cap Growth Fund                     874,790        (758,560)         116,230
CMG Mid Cap Value Fund                    2,358,543        (755,698)       1,602,845
CMG Small Cap Growth Fund                 4,630,800      (4,248,668)         382,132
CMG Small Cap Value Fund                  6,892,182      (1,274,072)       5,618,110
CMG Small/Mid Cap Fund                    8,682,193      (2,148,613)       6,533,580
CMG International Stock Fund             12,555,242      (5,028,881)       7,526,361

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                    YEAR OF EXPIRATION
                                             -------------------------------------------------------------------
                                                2009          2010           2011          2012          TOTAL
                                             ----------    -----------    ----------    ----------    ----------
CMG Large Cap Growth Fund                    $        -    $         -    $        -    $   67,035    $   67,035
CMG Mid Cap Growth Fund                               -              -             -        49,708        49,708
CMG Small/Mid Cap Fund                                -     11,217,812        55,830             -    11,273,642
CMG International Stock Fund                    616,859      3,440,479       420,427             -     4,477,765

Capital loss carryforwards of $11,911,256 and $4,090,680 of the CMG Small/Mid Cap Fund and CMG International Stock Fund, respectively, were utilized during the year ended July 31, 2004. Expired capital loss carryforwards are recorded as a reduction of paid-in capital. The capital loss carryforward of $4,477,765 of CMG International Stock Fund is subject to limitations under the Internal Revenue Code and may not be utilized for the year ended July 31, 2004. As a result, the Fund has $3,661,470 of undistributed long-term capital gains after the utilization of $4,090,680 of capital losses for the year ended July 31, 2004.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2004, post-October currency losses and capital losses attributed to security transactions were deferred to August 1, 2004 as follows:

                                              POST-OCTOBER          POST-OCTOBER
                                             CURRENCY LOSSES       CAPITAL LOSSES
                                             ---------------       --------------
CMG Large Cap Growth Fund                       $      -             $  664,212
CMG Mid Cap Growth Fund                            1,920                978,524

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES:

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor and transfer agent, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia at the following annual rates based on average daily net assets:

               CMG Enhanced S&P 500(R) Index Fund             0.25%
               CMG Large Cap Growth Fund                      0.50%
               CMG Large Cap Value Fund                       0.50%
               CMG Mid Cap Growth Fund                        0.70%
               CMG Mid Cap Value Fund                         0.70%
               CMG Small Cap Growth Fund                      0.80%
               CMG Small Cap Value Fund                       0.80%
               CMG Small/Mid Cap Fund                         0.75%
               CMG International Stock Fund                   0.75%

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are included in the unified fee.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds. The transfer agent fees for the Funds are included in the unified fee.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

EXPENSE LIMITS AND FEE WAIVERS. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, would not exceed the following annual rates based on each Fund's average daily net assets:

               CMG Enhanced S&P 500(R) Index Fund             0.25%
               CMG Large Cap Growth Fund                      0.50%
               CMG Large Cap Value Fund                       0.50%
               CMG Mid Cap Growth Fund                        0.70%
               CMG Mid Cap Value Fund                         0.70%
               CMG Small Cap Growth Fund                      0.80%
               CMG Small Cap Value Fund                       0.80%
               CMG Small/Mid Cap Fund                         0.75%
               CMG International Stock Fund                   0.75%

FEES PAID TO OFFICERS AND TRUSTEES. The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included in the unified fee.

NOTE 5.  PORTFOLIO INFORMATION:

For the year ended July 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                        PURCHASES           SALES
                                                     ---------------   ---------------
CMG Enhanced S&P 500 (R)
  Index Fund                                         $   122,728,927   $    36,880,787
CMG Large Cap Growth Fund                                 79,070,049        38,627,216
CMG Large Cap Value Fund                                  59,895,121        15,590,010
CMG Mid Cap Growth Fund                                   38,711,378        21,457,115
CMG Mid Cap Value Fund                                    18,404,129         1,194,709
CMG Small Cap Growth Fund                                 31,832,572        19,589,823
CMG Small Cap Value Fund                                  30,855,166        18,198,654
CMG Small/Mid Cap Fund                                    65,877,649        95,513,154
CMG International Stock Fund                             179,268,224        99,786,425

NOTE 6.  LINE OF CREDIT:

Effective July 23, 2004, the Funds and other affiliated funds began participating in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings. In addition, each Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in the unified fee.

Prior to July 23, 2004, the Funds participated in a $100,000,000 uncommitted line of credit along with the other funds of the Trust and several of the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit, which was scheduled to expire on July 2, 2004, was extended by the Trust and expired on July 23, 2004.

For the year ended July 31, 2004, the Funds did not borrow under these arrangements.

NOTE 7.  SHARES OF BENEFICIAL INTEREST:

As of July 31, 2004, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

                                                        NUMBER OF        % OF SHARES
                                                      SHAREHOLDERS     OUTSTANDING HELD
                                                     ---------------   ----------------
CMG Enhanced S&P 500(R) Index Fund                         3                100.00%
CMG Large Cap Growth Fund                                  3                100.00%
CMG Large Cap Value Fund                                   3                100.00%
CMG Mid Cap Growth Fund                                    3                100.00%
CMG Mid Cap Value Fund                                     3                 99.92%
CMG Small Cap Growth Fund                                  3                100.00%
CMG Small Cap Value Fund                                   3                100.00%
CMG Small/Mid Cap Fund                                     9                 87.92%
CMG International Stock Fund                               3                 85.18%

NOTE 8. OTHER

During the year ended July 31, 2004, the CMG Mid Cap Value Fund received a reimbursement of $4,842 from Columbia. This reimbursement was due to a trading error that resulted in a loss to the Fund.

During the year ended July 31, 2004, the CMG International Stock Fund purchased shares of Compass Group PLC in error. This position was subsequently sold off at a loss of $47,741 and the Fund was reimbursed by Columbia.

NOTE 9.  DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

FOREIGN SECURITIES. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

INDUSTRY FOCUS. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York antifraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia that, if these results occur, it will seek exemptive relief from the SEC to permit it to continue to serve as your fund's investment advisor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended July 31, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

               CMG Enhanced S&P 500(R) Index Fund           $    4,268
               CMG Large Cap Growth Fund                         1,854
               CMG Large Cap Value Fund                          2,045
               CMG Mid Cap Growth Fund                             889
               CMG Mid Cap Value Fund                              986
               CMG Small Cap Growth Fund                         1,657
               CMG Small Cap Value Fund                          1,799
               CMG Small/Mid Cap Fund                            3,385
               CMG International Stock Fund                      6,643

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG ENHANCED S&P 500(R) INDEX FUND, CMG LARGE CAP GROWTH FUND, CMG LARGE CAP VALUE FUND, CMG MID CAP GROWTH FUND, CMG MID CAP VALUE FUND, CMG SMALL CAP GROWTH FUND, CMG SMALL CAP VALUE FUND, CMG SMALL/MID CAP FUND AND CMG INTERNATIONAL STOCK FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Enhanced S&P 500(R) Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund (the "Funds")(each a series of CMG Fund Trust), at July 31, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2004

                              Unaudited Information

FEDERAL INCOME TAX INFORMATION

CMG ENHANCED S&P 500(R) INDEX FUND

For the fiscal year ended July 31, 2004, the Fund designates long-term capital gains of $24,353.

48.83% of the ordinary income distributed by the Fund, for the year ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 58.71%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

CMG LARGE CAP GROWTH FUND

100.00% of the ordinary income distributed by the Fund, for the period ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 10, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

CMG LARGE CAP VALUE FUND

For the period ended July 31, 2004, the Fund designates long-term capital gains of $160.

88.65% of the ordinary income distributed by the Fund, for the period ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 94.46%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 10, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

CMG MID CAP GROWTH FUND

7.75% of the ordinary income distributed by the Fund, for the year ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 7.75%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

CMG MID CAP VALUE FUND

For the fiscal year ended July 31, 2004, the Fund designates long-term capital gains of $5,955.

100.00% of the ordinary income distributed by the Fund, for the year ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

CMG SMALL CAP GROWTH FUND

For the fiscal year ended July 31, 2004, the Fund designates long-term capital gains of $264,126.

CMG SMALL CAP VALUE FUND

For the fiscal year ended July 31, 2004, the Fund designates long-term capital gains of $280,191.

18.91% of the ordinary income distributed by the Fund, for the year ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 18.82%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

CMG INTERNATIONAL STOCK FUND

For the fiscal year ended July 31, 2004, the Fund designates long-term capital gains of $3,661,470.

Foreign taxes paid during the fiscal year ended July 31, 2004, amounting to $462,739 ($0.04 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2004.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

Gross income derived from sources within foreign countries amounted to $2,236,775 ($0.18 per share) for the fiscal year ended July 31, 2004.

                                    Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the CMG Fund Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex overseen by the Trustee, and other directorships they hold are shown below. Each Officer listed below serves as an Officer of the CMG Fund Trust. Each Officer listed below held such office for the period ended July 31, 2004. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                                              PRINCIPAL OCCUPATION(S)
                                                                  DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST               COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
         ELECTED OR APPOINTED TO OFFICE(1)                                    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------    --------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 48)                                 Executive Vice President-Strategy of United Airlines
P.O. Box 66100                                             (airline) since December 2002 (formerly President of UAL
Chicago, IL 60666                                          Loyalty Services (airline) from September 2001 to December
Trustee (since 2003)                                       2002; Executive Vice President and Chief Financial Officer of
                                                           United Airlines from July 1999 to September 2001; Senior Vice
                                                           President-Finance of United Airlines from  March 1993 to July
                                                           1999). Oversees 118, Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (age 46)                              Adjunct Professor of Law, Northwestern University since
9534 W. Gull Lake Drive                                    September 2004; Private Investor since March 2004 (formerly
Richland, MI 49083-8530                                    Chief Administrative Officer and Senior Vice President, Kmart
Trustee (since 2003)                                       Holding Corporation (consumer goods) from September 2003 to
                                                           March 2004; Executive Vice President-Corporate Development
                                                           and Administration, General Counsel and Secretary, Kellogg
                                                           Company (food manufacturer), from September 1999 to August
                                                           2003; Senior Vice President, Secretary and General Counsel,
                                                           Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees
                                                           118, None

Richard W. Lowry (age 68)                                  Private Investor since August 1987 (formerly Chairman and
10701 Charleston Drive                                     Chief Executive Officer, U.S. Plywood Corporation (building
Vero Beach, FL 32963                                       products manufacturer)). Oversees 120(3), None
Trustee (since 2003)

Charles R. Nelson (age 62)                                 Professor of Economics, University of Washington, since
Department of Economics                                    January 1976; Ford and Louisa Van Voorhis Professor of
University of Washington                                   Political Economy, University of Washington, since September
Seattle, WA 98195                                          1993; (formerly Director, Institute for Economic Research,
Trustee (since 2003)                                       University of Washington from September 2001 to June 2003)
                                                           Adjunct Professor of Statistics, University of Washington,
                                                           since September 1980; Associate Editor, Journal of Money
                                                           Credit and Banking, since September 1993; consultant on
                                                           econometric and statistical matters. Oversees 118, None

John J. Neuhauser (age 61)                                 Academic Vice President and Dean of Faculties since August
84 College Road                                            1999, Boston College (formerly Dean, Boston College School of
Chestnut Hill, MA 02467-3838                               Management from September 1977 to September 1999). Oversees
Trustee (since 2003)                                       121(3),(4), Saucony, Inc. (athletic footwear and apparel)

Patrick J. Simpson (age 59)                                Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                                              PRINCIPAL OCCUPATION(S)
                                                                  DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST               COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
         ELECTED OR APPOINTED TO OFFICE(1)                                    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------    --------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (age 68)                                 Business Consultant since 1999 (formerly Professor of Finance
2208 Tawny Woods Place                                     from 1975 to 1999, College of Business, Boise State
Boise, ID 83706                                            University); Chartered Financial Analyst. Oversees 118, None
Trustee (since 2003)

Thomas C. Theobald (age 67)                                Managing Director, William Blair Capital Partners (private
227 West Monroe Street,                                    equity investing) since September 1994. Oversees 118, Anixter
Suite 3500                                                 International (network support equipment distributor), Jones
Chicago, IL 60606                                          Lang LaSalle (real estate management services) and Ventas,
Trustee and Chairman of the Board(5) (since 2003)          Inc (real estate investment trust) and MONY Group (life
                                                           insurance).

Anne-Lee Verville (age 59)                                 Retired since 1997 (formerly General Manager, Global
359 Stickney Hill Road                                     Education Industry, IBM Corporation (computer and technology)
Hopkinton, NH 03229                                        from 1994 to 1997). Oversees 119(4), Chairman of the Board of
Trustee (since 2003)                                       Directors, Enesco Group, Inc. (designer, importer and
                                                           distributor of giftware and collectibles)

Richard L. Woolworth (age 63)                              Retired since December 2003 (formerly Chairman and Chief
100 S.W. Market Street #1500                               Executive Officer, The Regence Group (regional health
Portland, OR 97207                                         insurer); Chairman and Chief Executive Officer, BlueCross
Trustee (since 1992)                                       BlueShield of Oregon; Certified Public Accountant, Arthur
                                                           Young & Company. Oversees 118, Northwest Natural Gas Co.
                                                           (natural gas service provider)

INTERESTED TRUSTEES

William E. Mayer(2) (age 64)                               Managing Partner, Park Avenue Equity Partners (private
399 Park Avenue                                            equity) since February 1999 (formerly Founding Partner,
Suite 3204                                                 Development Capital LLC from November 1996 to February 1999).
New York, NY 10022                                         Oversees 120(3), Lee Enterprises (print media), WR Hambrecht +
Trustee (since 2003)                                       Co. (financial service provider), First Health (healthcare),
                                                           Reader's Digest (publishing) and OPENFIELD Solutions (retail industry technology provider)

---------------

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex. Each Trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a Trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                    Officers

         NAME, ADDRESS AND AGE, POSITION WITH
         COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                  APPOINTED TO OFFICE                              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------    --------------------------------------------------------------
Vicki L. Benjamin (Age 43)                                 Chief Accounting Officer of the Columbia Funds and Liberty
One Financial Center                                       All-Star Funds since June 2001; Assistant Treasurer of
Boston, MA 02111                                           Columbia Acorn and Wanger Funds since June 2004 (formerly
Chief Accounting Officer                                   Controller of the Columbia Funds and of the Liberty All-Star
                                                           Funds from May 2002 to May 2004); Controller and Chief
                                                           Accounting Officer of the Galaxy Funds since September 2002
                                                           (formerly Vice President, Corporate Audit, State Street Bank and Trust Company from May 1998 to April 2001).

Michael Clarke (Age 34)                                    Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center                                       Funds since 2004; Assistant Treasurer of Columbia Acorn and
Boston, MA 02111                                           Wanger Funds since June 2004 (formerly Assistant Treasurer of
Controller (since 2004)                                    the Columbia Funds and of the Liberty All-Star Funds from
                                                           June 2002 to May 2004; Vice President, Product Strategy &
                                                           Development of Liberty Funds Group from February 2001 to June
                                                           2002; Assistant Treasurer of the Liberty Funds and of the
                                                           Liberty All-Star Funds from August 1999 to February 2001;
                                                           Audit Manager at Deloitte & Touche LLP from May 1997 to
                                                           August 1999).

J. Kevin Connaughton (Age 40)                              President of the Columbia Funds since February 27, 2004;
One Financial Center                                       Treasurer of the Columbia Funds and of the Liberty All-Star
Boston, MA 02111                                           Funds since December 2000; Vice President of the Advisor
Treasurer (since 2000) and                                 since April 2003 (formerly Chief Accounting Officer and
President (since 2004)                                     Controller of the Liberty Funds and Liberty All-Star Funds
                                                           from February 1998 to October 2000); Treasurer of the Galaxy
                                                           Funds since September 2002; Treasurer, Columbia Management
                                                           Multi-Strategy Hedge Fund, LLC since December 2002 (formerly
                                                           Vice President of Colonial from February 1998 to October
                                                           2000).

David A. Rozenson (Age 50)                                 Secretary of the Columbia Funds and of the Liberty All-Star
One Financial Center                                       Funds since December 2003; Senior Counsel, Bank of America
Boston, MA 02111                                           Corporation (formerly FleetBoston Financial Corporation)
Secretary (since 2003)                                     since January 1996; Associate General Counsel, Columbia
                                                           Management Group since November 2002.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                DOUGLAS A. HACKER
                              JANET LANGFORD KELLY
                                RICHARD W. LOWRY
                                WILLIAM E. MAYER
                                CHARLES R. NELSON
                                JOHN J. NEUHAUSER
                               PATRICK J. SIMPSON
                                THOMAS E. STITZEL
                               THOMAS C. THEOBALD
                                ANNE-LEE VERVILLE
                              RICHARD L. WOOLWORTH

                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02266-8081

                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624

                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081

                                                   CMC-02/529S-0804 (09/04) 2576

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of a fund's voting record are available (i) at www.columbiamanagement.com; and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INC. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Funds distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

                               COLUMBIA MANAGEMENT(R)


                               CMG SMALL CAP FUND
                          A PORTFOLIO OF CMG FUND TRUST


                                  ANNUAL REPORT
                                  JULY 31, 2004


                                                     NOT FDIC   MAY LOSE VALUE
                                                     INSURED   -----------------
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.                  NO BANK GUARANTEE

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Fund returned 9.74% for the 12-month period ended July 31, 2004. Fund performance was lower than the Russell 2000 Growth Index and the Russell 2000 Index, which returned 11.32% and 17.06%, respectively, for the same period. However, the fund outperformed the Lipper Small Cap Growth Funds Category average, which returned 9.62% for the period.(1) The fund benefited from its emphasis on health care and technology stocks. However, it lacked significant exposure to specialty semiconductor stocks, which were among the best technology performers during the year. With a new management team in place, we have taken steps aimed at reducing volatility and improving performance going forward.

Fueled by a strengthening US economy, the stock market moved higher during the first six months of this reporting period. In this environment, investors favored small and highly leveraged, speculative companies that have the most to gain in an improving economy.

Because the fund focuses on small-cap stocks, it was the beneficiary of this trend early in the reporting period. However, sentiment changed dramatically as investors reacted to a sluggish employment picture, the threat of higher interest rates and concerns about national security. The market's focus shifted from small companies to larger, more stable companies, and that shift hurt small-cap stocks as the year wore on.

While the fund's substantial exposure to technology helped performance in the first half of the reporting period, its emphasis on the technology services and software industry was out of step with its benchmarks. Within technology, the fund was underrepresented in specialty semiconductor stocks, which were the best performers for the benchmarks.

The fund delivered a solid return for the year on the strength of many of its energy and health care holdings. In energy, rising oil prices boosted oil service stocks XTO Energy and National-Oilwell (1.8% and 2.0% of net assets, respectively). The energy sector also benefited from the fact that companies have begun exploring for new energy sources after several years of under investment. In health care, the fund's investments in DaVita, a dialysis services company, and Kyphon, a medical equipment and supply company, also helped performance (1.6% and 0.6% of net assets, respectively).

Although US stock markets have traded lower during the past few months, we see reasons for optimism--and attractive investment opportunities-ahead. In light of our expectation for modest but stable growth over the near term, we believe that stock prices have become more attractive. As part of a restructuring of the fund, we have taken steps to limit the fund's exposure to any one industry in order to help manage risk. We have also introduced a

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

systematic process that places more emphasis on valuations relative to earnings growth in selecting individual stocks for the portfolio.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                      (%)
     Amphenol                         2.5
     Renal Care Group                 2.0
     National-Oilwell                 2.0
     Education Management             1.9
     XTO Energy                       1.8
     United Defense Industries        1.6
     DaVita                           1.6
     Polycom                          1.6
     ArthroCare                       1.6
     Manhattan Associates             1.5

We appreciate your continued confidence in the CMG Small Cap Fund.

The Columbia Investment Team
July 31, 2004

Investments in small-cap companies may be subject to greater volatility and price fluctuations because small companies often have narrower markets and limited financial resources and their stocks tend to be thinly traded and less liquid than investments in larger companies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, AUGUST 1, 1994 TO JULY 31, 2004

              CMG SMALL CAP FUND   RUSSELL 2000 INDEX   RUSSELL 2000 GROWTH INDEX
 7/31/94      $           10,000   $           10,000   $                  10,000
 8/31/94      $           10,422   $           10,557   $                  10,735
 9/30/94      $           10,542   $           10,522   $                  10,781
10/31/94      $           10,668   $           10,481   $                  10,898
11/30/94      $           10,205   $           10,058   $                  10,456
12/31/94      $           10,532   $           10,328   $                  10,704
 1/31/95      $           10,277   $           10,198   $                  10,487
 2/28/95      $           10,738   $           10,622   $                  10,970
 3/31/95      $           11,035   $           10,805   $                  11,292
 4/30/95      $           11,147   $           11,045   $                  11,462
 5/31/95      $           11,320   $           11,235   $                  11,612
 6/30/95      $           11,992   $           11,818   $                  12,412
 7/31/95      $           12,723   $           12,499   $                  13,379
 8/31/95      $           12,905   $           12,757   $                  13,544
 9/30/95      $           13,353   $           12,986   $                  13,823
10/31/95      $           13,074   $           12,405   $                  13,143
11/30/95      $           13,799   $           12,926   $                  13,722
12/31/95      $           14,364   $           13,268   $                  14,027
 1/31/96      $           14,356   $           13,253   $                  13,911
 2/29/96      $           15,015   $           13,667   $                  14,545
 3/31/96      $           15,256   $           13,945   $                  14,833
 4/30/96      $           16,713   $           14,691   $                  15,972
 5/31/96      $           17,732   $           15,270   $                  16,791
 6/30/96      $           16,657   $           14,643   $                  15,700
 7/31/96      $           15,245   $           13,364   $                  13,783
 8/31/96      $           16,338   $           14,141   $                  14,803
 9/30/96      $           17,351   $           14,694   $                  15,565
10/31/96      $           17,033   $           14,467   $                  14,894
11/30/96      $           17,456   $           15,063   $                  15,309
12/31/96      $           17,498   $           15,458   $                  15,607
 1/31/97      $           18,215   $           15,767   $                  15,997
 2/28/97      $           17,221   $           15,386   $                  15,031
 3/31/97      $           16,058   $           14,660   $                  13,970
 4/30/97      $           16,143   $           14,701   $                  13,808
 5/31/97      $           17,934   $           16,335   $                  15,883
 6/30/97      $           18,830   $           17,036   $                  16,421
 7/31/97      $           20,267   $           17,828   $                  17,262
 8/31/97      $           21,114   $           18,236   $                  17,780
 9/30/97      $           22,852   $           19,571   $                  19,199
10/31/97      $           21,627   $           18,712   $                  18,045
11/30/97      $           21,125   $           18,591   $                  17,616
12/31/97      $           21,332   $           18,916   $                  17,626
 1/31/98      $           20,509   $           18,617   $                  17,392
 2/28/98      $           21,885   $           19,993   $                  18,927
 3/31/98      $           23,546   $           20,817   $                  19,721
 4/30/98      $           23,742   $           20,931   $                  19,841
 5/31/98      $           21,738   $           19,803   $                  18,398
 6/30/98      $           22,218   $           19,844   $                  18,586
 7/31/98      $           21,276   $           18,237   $                  17,034
 8/31/98      $           16,429   $           14,695   $                  13,103
 9/30/98      $           17,740   $           15,846   $                  14,431
10/31/98      $           18,058   $           16,493   $                  15,185
11/30/98      $           19,105   $           17,357   $                  16,363
12/31/98      $           21,106   $           18,431   $                  17,844
 1/31/99      $           20,880   $           18,676   $                  18,647
 2/28/99      $           18,546   $           17,164   $                  16,941
 3/31/99      $           18,913   $           17,431   $                  17,544
 4/30/99      $           19,526   $           18,993   $                  19,093
 5/31/99      $           19,971   $           19,270   $                  19,123
 6/30/99      $           21,834   $           20,141   $                  20,131
 7/31/99      $           22,410   $           19,590   $                  19,509
 8/31/99      $           21,902   $           18,865   $                  18,779
 9/30/99      $           22,292   $           18,869   $                  19,142
10/31/99      $           24,690   $           18,946   $                  19,632
11/30/99      $           28,124   $           20,077   $                  21,707
12/31/99      $           33,775   $           22,350   $                  25,534
 1/31/2000    $           33,991   $           21,990   $                  25,296
 2/29/2000    $           43,230   $           25,620   $                  31,183
 3/31/2000    $           41,764   $           23,932   $                  27,906
 4/30/2000    $           36,640   $           22,491   $                  25,087
 5/31/2000    $           34,778   $           21,180   $                  22,889
 6/30/2000    $           39,884   $           23,027   $                  25,847
 7/31/2000    $           36,601   $           22,285   $                  23,632
 8/31/2000    $           40,895   $           23,986   $                  26,118
 9/30/2000    $           39,095   $           23,281   $                  24,820
10/31/2000    $           37,156   $           22,242   $                  22,804
11/30/2000    $           32,627   $           19,958   $                  18,663
12/31/2000    $           35,133   $           21,672   $                  19,805
 1/31/2001    $           35,614   $           22,802   $                  21,408
 2/28/2001    $           31,718   $           21,306   $                  18,473
 3/31/2001    $           29,139   $           20,264   $                  16,793
 4/30/2001    $           32,438   $           21,849   $                  18,849
 5/31/2001    $           32,678   $           22,386   $                  19,286
 6/30/2001    $           33,397   $           23,158   $                  19,813
 7/31/2001    $           31,657   $           21,906   $                  18,123
 8/31/2001    $           29,317   $           21,198   $                  16,990
 9/30/2001    $           24,700   $           18,345   $                  14,248
10/31/2001    $           26,439   $           19,418   $                  15,618
11/30/2001    $           28,297   $           20,921   $                  16,923
12/31/2001    $           30,284   $           22,212   $                  17,977
 1/31/2002    $           29,324   $           21,981   $                  17,337
 2/28/2002    $           27,705   $           21,378   $                  16,215
 3/31/2002    $           29,625   $           23,095   $                  17,624
 4/30/2002    $           28,665   $           23,305   $                  17,244
 5/31/2002    $           27,584   $           22,270   $                  16,235
 6/30/2002    $           25,786   $           21,166   $                  14,858
 7/31/2002    $           22,127   $           17,970   $                  12,574
 8/31/2002    $           22,607   $           17,925   $                  12,568
 9/30/2002    $           21,587   $           16,638   $                  11,661
10/31/2002    $           22,006   $           17,172   $                  12,251
11/30/2002    $           23,324   $           18,704   $                  13,465
12/31/2002    $           22,126   $           17,662   $                  12,536
 1/31/2003    $           22,066   $           17,173   $                  12,195
 2/28/2003    $           21,766   $           16,654   $                  11,869
 3/31/2003    $           22,186   $           16,869   $                  12,048
 4/30/2003    $           23,925   $           18,468   $                  13,188
 5/31/2003    $           26,083   $           20,450   $                  14,675
 6/30/2003    $           26,743   $           20,820   $                  14,958
 7/31/2003    $           27,703   $           22,123   $                  16,089
 8/31/2003    $           29,321   $           23,136   $                  16,953
 9/30/2003    $           28,483   $           22,708   $                  16,524
10/31/2003    $           31,299   $           24,616   $                  17,951
11/30/2003    $           32,019   $           25,490   $                  18,536
12/31/2003    $           31,959   $           26,007   $                  18,620
 1/31/2004    $           33,937   $           27,136   $                  19,597
 2/29/2004    $           33,818   $           27,380   $                  19,568
 3/31/2004    $           33,459   $           27,635   $                  19,660
 4/30/2004    $           31,780   $           26,225   $                  18,673
 5/31/2004    $           32,380   $           26,642   $                  19,045
 6/30/2004    $           33,400   $           27,764   $                  19,679
 7/31/2004    $           30,409   $           25,894   $                  17,913

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                  INCEPTION      1-YEAR     5-YEAR    10-YEAR
CMG Small Cap Fund                08/30/89        9.74       6.29      11.76
Russell 2000 Index                               17.06       5.74       9.98
Russell 2000 Growth Index                        11.32      -1.69       6.00

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                  INCEPTION      1-YEAR     5-YEAR    10-YEAR
CMG Small Cap Fund                08/30/89       24.89       8.87      12.90
Russell 2000 Index                               33.37       6.63      10.93
Russell 2000 Growth Index                        31.55      -0.45       7.16

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index is also an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG SMALL CAP FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

     ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE           EXPENSES PAID
  BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)      DURING THE PERIOD ($)
    ACTUAL      HYPOTHETICAL      ACTUAL   HYPOTHETICAL      ACTUAL   HYPOTHETICAL
   1,000.00     1,000.00          899.25     1,020.98         3.68        3.92

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                         YEAR              PERIOD
                                                         ENDED              ENDED                 YEAR ENDED OCTOBER 31,
                                                        JULY 31,           JULY 31,          ------------------------------
                                                          2004              2003(a)              2002               2001
                                                      -----------        -----------         -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      4.62        $      3.67         $      4.41        $     18.78
                                                      -----------        -----------         -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                      (0.03)(c)          (0.02)(c)           (0.02)(c)          (0.01)
   Net realized and unrealized gain (loss)
    on investments                                           0.48               0.97               (0.72)             (2.18)
                                                      -----------        -----------         -----------        -----------
      Total from investment operations                       0.45               0.95               (0.74)             (2.19)
                                                      -----------        -----------         -----------        -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                      -                  -                   -(d)          (12.18)
                                                      -----------        -----------         -----------        -----------

NET ASSET VALUE, END OF PERIOD                        $      5.07        $      4.62         $      3.67        $      4.41
                                                      ===========        ===========         ===========        ===========

Total return (e)                                             9.74%             25.89%(f)          (16.76)%           (28.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $   292,028        $   293,924         $   227,874        $   283,521
Ratio of net expenses to average net assets (g)              0.79%              0.81%(h)            0.79%              0.82%
Ratio of net investment loss to average
  net assets (g)                                            (0.62)%            (0.55)%(h)          (0.49)%            (0.22)%
Portfolio turnover rate                                       123%                89%(f)             120%               160%

                                                         YEAR ENDED OCTOBER 31,
                                                      ----------------------------
                                                         2000             1999(b)
                                                      -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     13.59      $      9.96
                                                      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                      (0.09)           (0.04)
   Net realized and unrealized gain (loss)
    on investments                                           6.80             3.69
                                                      -----------      -----------
      Total from investment operations                       6.71             3.65
                                                      -----------      -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                  (1.52)           (0.02)
                                                      -----------      -----------

NET ASSET VALUE, END OF PERIOD                        $     18.78      $     13.59
                                                      ===========      ===========

Total return (e)                                            50.49%           36.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $   258,480      $   240,129
Ratio of net expenses to average net assets (g)              0.79%            0.79%
Ratio of net investment loss to average
  net assets (g)                                            (0.39)%          (0.33)%
Portfolio turnover rate                                       163%             186%

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                 See Accompanying Notes to Financial Statements.

                                CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                 SHARES          VALUE
                                                               ----------   --------------
Common Stocks (98.5%)
Consumer Discretionary (13.6%)
  Auto Components (3.2%)
    Autoliv, Inc.                                                  98,732   $    4,155,630
    Gentex Corp.                                                   48,055        1,720,369
    Wabtec Corp.                                                  186,200        3,388,840
                                                                            --------------
                                                                                 9,264,839
                                                                            --------------
  Hotels, Restaurants & Leisure (3.2%)
    Applebee's International, Inc.                                 57,500        1,531,800
    CBRL Group, Inc.                                               54,080        1,796,538
    Cheesecake Factory, Inc. (a)                                   25,100        1,048,427
    P.F. Chang's China Bistro, Inc. (a)                            33,400        1,483,962
    Scientific Games Corp., Class A (a)                           104,330        1,858,117
    WMS Industries, Inc. (a)                                       58,930        1,605,253
                                                                            --------------
                                                                                 9,324,097
                                                                            --------------
  Internet & Catalog Retail (0.7%)
    Insight Enterprises, Inc. (a)                                 132,940        2,132,358
                                                                            --------------
  Leisure Equipment & Products (1.1%)
    Nautilus Group, Inc.                                          167,400        3,100,248
                                                                            --------------
  Media (2.7%)
    Entercom Communications Corp. (a)                              41,689        1,602,942
    Entravision Communications Corp., Class A (a)                 120,890          854,692
    Getty Images, Inc. (a)                                         57,120        3,119,894
    Radio One, Inc., Class D (a)                                  161,732        2,459,944
                                                                            --------------
                                                                                 8,037,472
                                                                            --------------
  Specialty Retail (2.0%)
    Advance Auto Parts, Inc. (a)                                   23,370          867,494
    Aeropostale, Inc. (a)                                          85,110        2,594,153
    PETCO Animal Supplies, Inc. (a)                                76,770        2,293,120
                                                                            --------------
                                                                                 5,754,767
                                                                            --------------
  Textiles, Apparel & Luxury Goods (0.7%)
    Columbia Sportswear Co. (a)                                    39,770        2,177,407
                                                                            --------------
Consumer Staples (0.3%)
  Personal Products (0.3%)
    NBTY, Inc. (a)                                                 35,450          771,392
                                                                            --------------
Energy (9.9%)
  Energy Equipment & Services (7.1%)
    Atwood Oceanics, Inc. (a)                                      33,570        1,297,816
    CAL Dive International, Inc. (a)                               66,747        2,069,157
    Input/Output, Inc. (a)                                         68,200          656,766
    Key Energy Services, Inc. (a)                                 258,240        2,603,059
    Lone Star Technologies, Inc. (a)                               38,430        1,280,488
    Maverick Tube Corp. (a)                                        35,570        1,025,839
    National-Oilwell, Inc. (a)                                    171,688        5,742,964

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------   --------------
Common Stocks (continued)
  Energy Equipment & Services (continued)
    Patterson-UTI Energy, Inc.                                    222,760   $    4,060,915
    Precision Drilling Corp. (a)                                   29,156        1,449,928
    Veritas DGC, Inc. (a)                                          21,650          533,240
                                                                            --------------
                                                                                20,720,172
                                                                            --------------
  Oil & Gas (2.8%)
    Global Industries Ltd. (a)                                    172,970          873,499
    Quicksilver Resources, Inc. (a)                                65,620        2,078,185
    XTO Energy, Inc.                                              178,325        5,331,917
                                                                            --------------
                                                                                 8,283,601
                                                                            --------------
Financials (3.5%)
  Capital Markets (1.3%)
    Affiliated Managers Group, Inc. (a)                            79,340        3,642,499
                                                                            --------------
  Commercial Banks (0.3%)
    Umpqua Holdings Corp.                                          34,500          780,045
                                                                            --------------
  Diversified Financial Services (0.4%)
    Euronet Worldwide, Inc. (a)                                    69,600        1,252,800
                                                                            --------------
  Insurance (1.5%)
    Allmerica Financial Corp. (a)                                  71,730        2,138,271
    ProAssurance Corp. (a)                                         72,670        2,302,912
                                                                            --------------
                                                                                 4,441,183
                                                                            --------------
Health Care (15.5%)
  Biotechnology (1.1%)
    Connetics Corp. (a)                                           113,660        3,129,060
    Isolagen, Inc. (a)                                             12,990          103,790
                                                                            --------------
                                                                                 3,232,850
                                                                            --------------
  Health Care Equipment & Supplies (3.4%)
    ArthroCare Corp. (a)                                          175,560        4,675,163
    Kyphon, Inc. (a)                                               67,022        1,811,605
    Regeneration Technologies, Inc. (a)                            83,330          809,968
    ResMed, Inc. (a)                                               53,980        2,645,020
                                                                            --------------
                                                                                 9,941,756
                                                                            --------------
  Health Care Providers & Services (9.2%)
    Chemed Corp.                                                   29,470        1,379,196
    DaVita, Inc. (a)                                              156,559        4,754,697
    Dendrite International, Inc. (a)                               45,200          673,932
    Henry Schein, Inc. (a)                                         62,075        4,165,232
    ICON PLC, ADR (a)                                             104,970        3,878,642
    Kindred Healthcare, Inc. (a)                                   94,310        2,287,018
    Pharmaceutical Product Development, Inc. (a)                   41,600        1,458,496
    Renal Care Group, Inc. (a)                                    186,250        5,933,925
    United Surgical Partners International, Inc. (a)               68,470        2,412,883
                                                                            --------------
                                                                                26,944,021
                                                                            --------------

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------   --------------
Common Stocks (continued)
  Pharmaceuticals (1.8%)
    MGI Pharma, Inc. (a)                                           53,840   $    1,508,058
    Nektar Therapeutics (a)                                       117,300        2,057,442
    Salix Pharmaceuticals Ltd. (a)                                 76,965        1,640,894
                                                                            --------------
                                                                                 5,206,394
                                                                            --------------
Industrials (15.1%)
  Aerospace & Defense (2.1%)
    Armor Holdings, Inc. (a)                                       41,010        1,496,865
    United Defense Industries, Inc. (a)                           138,750        4,807,687
                                                                            --------------
                                                                                 6,304,552
                                                                            --------------
  Air Freight & Logistics (0.7%)
    UTI Worldwide, Inc.                                            39,670        2,042,608
                                                                            --------------
  Commercial Services & Supplies (6.3%)
    Corinthian Colleges, Inc. (a)                                 149,724        2,802,833
    Corporate Executive Board Co.                                  68,503        3,884,120
    Education Management Corp. (a)                                201,492        5,593,418
    Ionics, Inc. (a)                                               32,040          866,362
    Resources Connection, Inc. (a)                                 72,670        2,818,143
    Tetra Tech, Inc. (a)                                          160,500        2,590,470
                                                                            --------------
                                                                                18,555,346
                                                                            --------------
  Construction & Engineering (0.9%)
    URS Corp. (a)                                                 110,050        2,657,707
                                                                            --------------
  Electrical Equipment (1.2%)
    Power-One, Inc. (a)                                           188,340        1,651,742
    Roper Industries, Inc.                                         30,710        1,719,760
                                                                            --------------
                                                                                 3,371,502
                                                                            --------------
  Machinery (3.3%)
    IDEX Corp.                                                     66,410        2,131,097
    Joy Global, Inc.                                               76,270        2,264,456
    Kennametal, Inc.                                               73,530        3,235,320
    Terex Corp. (a)                                                49,110        1,910,870
                                                                            --------------
                                                                                 9,541,743
                                                                            --------------
  Road & Rail (0.6%)
    Sirva, Inc. (a)                                                71,620        1,674,476
                                                                            --------------
Information Technology (34.6%)
  Communications Equipment (4.2%)
    Aspect Communications Corp. (a)                               191,590        1,622,767
    F5 Networks, Inc. (a)                                         131,790        3,451,580
    Ixia (a)                                                      303,070        2,363,946
    Polycom, Inc. (a)                                             244,800        4,719,744
                                                                            --------------
                                                                                12,158,037
                                                                            --------------

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------   --------------
Common Stocks (continued)
  Computers & Peripherals (1.7%)
    Electronics for Imaging, Inc. (a)                             210,434   $    4,223,410
    Stratasys, Inc. (a)                                            33,900          889,536
                                                                            --------------
                                                                                 5,112,946
                                                                            --------------
  Electronic Equipment & Instruments (7.4%)
    Amphenol Corp., Class A (a)                                   232,446        7,305,778
    Artesyn Technologies, Inc. (a)                                206,940        1,543,772
    AVX Corp.                                                     166,830        2,080,370
    Benchmark Electronics, Inc. (a)                               117,530        3,359,007
    Electro Scientific Industries, Inc. (a)                       121,200        3,120,900
    KEMET Corp. (a)                                               179,950        1,815,696
    National Instruments Corp.                                     80,919        2,350,697
                                                                            --------------
                                                                                21,576,220
                                                                            --------------
  Internet Software & Services (3.3%)
    Ask Jeeves, Inc. (a)                                           50,530        1,469,412
    Equinix, Inc. (a)                                              56,460        1,834,950
    FindWhat.com (a)                                               71,740        1,169,362
    Packeteer, Inc. (a)                                           264,610        2,482,042
    Sapient Corp. (a)                                             162,400        1,135,176
    SINA Corp. (a)                                                 51,700        1,465,695
                                                                            --------------
                                                                                 9,556,637
                                                                            --------------
  IT Services (4.4%)
    Anteon International Corp. (a)                                 57,700        1,796,778
    CACI International, Inc., Class A (a)                          70,090        2,881,400
    Cognizant Technology Solutions Corp., Class A (a)             103,370        2,847,844
    Global Payments, Inc.                                          51,744        2,362,114
    IDX Systems Corp. (a)                                          49,590        1,489,188
    MPS Group, Inc. (a)                                           167,650        1,505,497
                                                                            --------------
                                                                                12,882,821
                                                                            --------------
  Semiconductors & Semiconductor Equipment (5.7%)
    Axcelis Technologies, Inc. (a)                                203,440        1,898,095
    Credence Systems Corp. (a)                                    423,320        3,792,947
    Integrated Device Technology, Inc. (a)                        273,980        3,131,591
    LTX Corp. (a)                                                  84,700          688,611
    PLX Technology, Inc. (a)                                      160,960        1,429,325
    Power Integrations, Inc. (a)                                   51,200        1,033,216
    Sigmatel, Inc. (a)                                            116,000        1,771,320
    Silicon Laboratories, Inc. (a)                                 81,300        2,869,077
                                                                            --------------
                                                                                16,614,182
                                                                            --------------
  Software (7.9%)
    Agile Software Corp. (a)                                      109,670          815,945
    Altiris, Inc. (a)                                              69,810        1,752,929
    Autodesk, Inc.                                                 62,650        2,518,530
    Cerner Corp. (a)                                               59,700        2,686,500
    Citrix Systems, Inc. (a)                                       87,740        1,545,979
    Embarcadero Technologies, Inc. (a)                            151,820        1,153,832
    Macromedia, Inc. (a)                                          159,160        3,215,032
    Manhattan Associates, Inc. (a)                                173,410        4,501,724

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES          VALUE
                                                               ----------   --------------
Common Stocks (continued)
  Software (continued)
    Parametric Technology Corp. (a)                               459,460   $    2,085,948
    Quest Software, Inc. (a)                                      125,690        1,515,821
    RadiSys Corp. (a)                                             102,130        1,267,433
                                                                            --------------
                                                                                23,059,673
                                                                            --------------
Materials (4.3%)
  Chemicals (1.6%)
    Airgas, Inc.                                                   74,280        1,615,590
    OM Group, Inc. (a)                                             88,690        2,839,854
                                                                            --------------
                                                                                 4,455,444
                                                                            --------------
  Metals & Mining (2.7%)
    Arch Coal, Inc.                                                46,090        1,556,459
    GrafTech International Ltd. (a)                               206,650        2,279,350
    Massey Energy Co.                                              58,880        1,628,032
    Steel Dynamics, Inc.                                           75,910        2,486,052
                                                                            --------------
                                                                                 7,949,893
                                                                            --------------
Telecommunication Services (1.7%)
  Diversified Telecommunication Services (1.0%)
    PTEK Holdings, Inc. (a)                                       268,450        3,084,491
                                                                            --------------
  Wireless Telecommunication Services (0.7%)
    Wireless Facilities, Inc. (a)                                 261,110        1,953,103
                                                                            --------------
    Total Common Stocks
     (Cost of $255,418,562)                                                    287,559,282
                                                                            --------------

                 See Accompanying Notes to Financial Statements.

                                                                 PAR             VALUE
                                                            -------------   --------------
Short-Term Obligation (2.4%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/04, due 08/02/04 at 1.230%,
      collateralized by a U.S. Treasury Bond
      maturing 11/15/09, market value of $7,188,953
      (repurchase proceeds $7,044,722)
      (Cost of $7,044,000)                                  $   7,044,000   $    7,044,000
                                                                            --------------

    Total Investments (100.9%)
      (Cost of $262,462,562) (b)                                               294,603,282

    Other Assets & Liabilities, Net (-0.9%)                                     (2,575,016)
                                                                            --------------

    Net Assets (100.0%)                                                     $  292,028,266
                                                                            ==============

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $263,609,314.

    ACRONYM     NAME
    -------     ----
    ADR         American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:
 Investments, at identified cost                                              $  262,462,562
                                                                              --------------
 Investments, at value                                                        $  294,603,282
 Cash                                                                                     17
 Receivable for:
    Investments sold                                                               2,737,246
    Interest                                                                             481
    Dividends                                                                         11,949
    Foreign tax reclaim                                                                  683
 Deferred Trustees' compensation plan                                                  2,175
                                                                              --------------
 Total assets                                                                    297,355,833
                                                                              --------------

LIABILITIES:
 Payable for:
    Investments purchased                                                          5,087,815
    Investment advisory fee                                                          194,238
    Transfer agent fee                                                                   136
    Trustees' fees                                                                        89
    Audit fee                                                                         24,000
    Custody fee                                                                        2,191
 Deferred Trustees' fee                                                                2,175
 Other liabilities                                                                    16,923
                                                                              --------------
 Total liabilities                                                                 5,327,567
                                                                              --------------
NET ASSETS                                                                    $  292,028,266
                                                                              ==============

NET ASSETS consist of:
 Paid-in capital                                                              $  299,480,093
 Accumulated net investment loss                                                      (2,269)
 Accumulated net realized loss                                                   (39,590,278)
 Net unrealized appreciation on investments                                       32,140,720
                                                                              --------------
NET ASSETS                                                                    $  292,028,266
                                                                              ==============
Shares of capital stock outstanding                                               57,649,295
                                                                              ==============
Net asset value, offering and redemption price per share                      $         5.07
                                                                              ==============

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                             STATEMENT OF OPERATIONS

For the Year Ended July 31, 2004

NET INVESTMENT INCOME:
  Income:
     Dividends                                                                $      462,451
     Interest                                                                         93,135
     Foreign withholding tax                                                          (1,425)
                                                                              --------------
        Total income                                                                 554,161
                                                                              --------------

  Expenses:
     Investment advisory fee                                                       2,528,059
     Transfer agent fee                                                                4,752
     Trustees' fees                                                                    4,329
     Custody fee                                                                      25,474
     Non-recurring costs (See Note 8)                                                 15,278
     Other expenses                                                                   85,114
                                                                              --------------
        Total expenses                                                             2,663,006
     Non-recurring costs assumed by Investment Advisor (See Note 8)                  (15,278)
     Custody earnings credit                                                            (269)
                                                                              --------------
        Net expenses                                                               2,647,459
                                                                              --------------
  Net investment loss                                                             (2,093,298)
                                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                59,673,743
  Net change in unrealized appreciation/depreciation on investments              (26,262,756)
                                                                              --------------
  Net gain                                                                        33,410,987
                                                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $   31,317,689
                                                                              --------------

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         PERIOD ENDED         YEAR ENDED
                                                                JULY 31, 2004     JULY 31, 2003(a)    OCTOBER 31, 2002
                                                               ---------------    ----------------    ----------------
Operations:
  Net investment loss                                          $    (2,093,298)   $     (1,028,938)   $     (1,466,876)
  Net realized gain (loss) on investments                           59,673,743           7,809,978         (50,084,055)
  Net change in unrealized appreciation/depreciation
    on investments                                                 (26,262,756)         52,680,821          (2,348,752)
                                                               ---------------    ----------------    ----------------
  Net increase (decrease) from operations                           31,317,689          59,461,861         (53,899,683)
                                                               ---------------    ----------------    ----------------

Distributions declared to shareholders:
  From net realized gains                                                    -                   -             (74,803)
                                                               ---------------    ----------------    ----------------

Share Transactions:
  Subscriptions                                                     36,596,397          26,844,551         122,231,939
  Distributions reinvested                                                   -                   -              74,656
  Redemptions                                                      (69,810,079)        (20,255,831)       (123,979,565)
                                                               ---------------    ----------------    ----------------
    Net increase (decrease) from share transactions                (33,213,682)          6,588,720          (1,672,970)
                                                               ---------------    ----------------    ----------------
  Total increase (decrease) in net assets                           (1,895,993)         66,050,581         (55,647,456)
                                                               ---------------    ----------------    ----------------

NET ASSETS:
Beginning of period                                                293,924,259         227,873,678         283,521,134
                                                               ---------------    ----------------    ----------------
End of period                                                  $   292,028,266    $    293,924,259    $    227,873,678
                                                               ===============    ================    ================
Undistributed net investment income (accumulated
  net investment loss)                                         $        (2,269)   $         79,879    $         72,143
                                                               ===============    ================    ================

Changes in shares:
  Subscriptions                                                      7,088,643           6,868,955          28,006,875
  Issued for distributions reinvested                                       --                  --              15,143
  Redemptions                                                      (13,033,571)         (5,286,942)        (30,327,298)
                                                               ---------------    ----------------    ----------------
  Net increase (decrease)                                           (5,944,928)          1,582,013          (2,305,280)
                                                               ===============    ================    ================

(a) The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1.   ORGANIZATION:

CMG Small Cap Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks to provide investors with long-term capital appreciation, by investing primarily in smaller capitalization companies.

FUND SHARES. The Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.   FEDERAL TAX INFORMATION:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2004, permanent differences resulting primarily from differing treatments for net operating loss reclassifications and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

              ACCUMULATED          ACCUMULATED
          NET INVESTMENT LOSS   NET REALIZED LOSS   PAID-IN CAPITAL
          -------------------   -----------------   ---------------
              $  2,011,150          $  89,073         $ (2,100,223)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended July 31, 2004, period ended July 31, 2003 and year ended October 31, 2002 was as follows:

                               JULY 31, 2004   JULY 31, 2003   OCTOBER 31, 2002
                               -------------   -------------   ----------------
   Distributions paid from:
     Ordinary income*               $  -            $  -          $  74,803

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

          UNDISTRIBUTED   UNDISTRIBUTED
             ORDINARY       LONG-TERM     NET UNREALIZED
              INCOME      CAPITAL GAINS    APPRECIATION*
          -------------   -------------   --------------
               $  -            $  -        $ 30,993,968

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at July 31, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                 $  49,486,209
   Unrealized depreciation                   (18,492,241)
                                           -------------
     Net unrealized appreciation           $  30,993,968
                                           =============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                           CAPITAL LOSS
                                           CARRYFORWARD
                                           ------------
YEAR OF EXPIRATION
2010                                       $ 38,443,526

Capital loss carryforwards of $58,484,878 were utilized during the year ended July 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4.   FEES AND COMPENSATION PAID TO AFFILIATES:

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and transfer agent, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE. Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per account fee or a minimum of $1,500 per month. For the year ended July 31, 2004, the Fund's effective transfer agent fee rate was 0.001%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended July 31, 2004, the Fund paid $1,794 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5.   PORTFOLIO INFORMATION:

For the year ended July 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $398,860,583 and $428,037,553, respectively.

NOTE 6.   LINE OF CREDIT:

Effective July 23, 2004, the Fund and other affiliated funds began participating in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

Prior to July 23, 2004, the Fund participated in a $100,000,000 uncommitted line of credit along with the other funds of the Trust and several other Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit, which was scheduled to expire on July 2, 2004, was extended by the Trust and expired on July 23, 2004.

For the year ended July 31, 2004, the Fund did not borrow under these arrangements.

NOTE 7.   SHARES OF BENEFICIAL INTEREST:

As of July 31, 2004, 52.6% of the outstanding shares of the Fund were held by 6 shareholders, each of which represents in excess of 5% of the Fund's shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Fund.

NOTE 8.   DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia that, if these results occur, it will seek exemptive relief from the SEC to permit it to continue to serve as your fund's investment advisor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended July 31, 2004, Columbia has assumed $15,278 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Small Cap Fund (the "Fund"), a portfolio of CMG Fund Trust, at July 31, 2004, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2004

                                    Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the CMG Fund Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex overseen by the Trustee, and other directorships they hold are shown below. Each Officer listed below serves as an Officer of the CMG Fund Trust. Each Officer listed below held such office for the period ended July 31, 2004. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                                                   PRINCIPAL OCCUPATION(S)
                                                                      DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST                  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
          ELECTED OR APPOINTED TO OFFICE(1)                                       OTHER DIRECTORSHIPS HELD
------------------------------------------------------    ------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 48)                                Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                            December 2002 (formerly President of UAL Loyalty Services (airline)
Chicago, IL 60666                                         from September 2001 to December 2002; Executive Vice President
Trustee (since 2003)                                      and Chief Financial Officer of United Airlines from July 1999 to
                                                          September 2001; Senior Vice President-Finance of United Airlines from
                                                          March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (age 46)                             Adjunct Professor of Law, Northwestern University since September
9534 W. Gull Lake Drive                                   2004; Private Investor since March 2004 (formerly Chief
Richland, MI 49083-8530                                   Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 2003)                                      Corporation (consumer goods) from September 2003 to March 2004;
                                                          Executive Vice President-Corporate Development and
                                                          Administration, General Counsel and Secretary, Kellogg Company
                                                          (food manufacturer), from September 1999 to August 2003;
                                                          Senior Vice President, Secretary and General Counsel, Sara Lee
                                                          Corporation (branded, packaged, consumer-products manufacturer)
                                                          from January 1995 to September 1999). Oversees 118, None

Richard W. Lowry (age 68)                                 Private Investor since August 1987 (formerly Chairman and Chief
10701 Charleston Drive                                    Executive Officer, U.S. Plywood Corporation (building products
Vero Beach, FL 32963                                      manufacturer)). Oversees 120(3), None
Trustee (since 2003)

Charles R. Nelson (age 62)                                Professor of Economics, University of Washington, since January
Department of Economics                                   1976; Ford and Louisa Van Voorhis Professor of Political Economy,
University of Washington                                  University of Washington, since September 1993; (formerly Director,
Seattle, WA 98195                                         Institute for Economic Research, University of Washington from
Trustee (since 2003)                                      September 2001 to June 2003) Adjunct Professor of Statistics,
                                                          University of Washington, since September 1980; Associate Editor,
                                                          Journal of Money Credit and Banking, since September 1993;
                                                          consultant on econometric and statistical matters. Oversees 118, None

John J. Neuhauser (age 61)                                Academic Vice President and Dean of Faculties since August 1999,
84 College Road                                           Boston College (formerly Dean, Boston College School of
Chestnut Hill, MA 02467-3838                              Management from September 1977 to September 1999). Oversees 121(3),(4),
Trustee (since 2003)                                      Saucony, Inc. (athletic footwear and apparel)

Patrick J. Simpson (age 59)                               Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                                                   PRINCIPAL OCCUPATION(S)
                                                                      DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST                  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
          ELECTED OR APPOINTED TO OFFICE(1)                                       OTHER DIRECTORSHIPS HELD
------------------------------------------------------    ------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (age 68)                                Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                                    1975 to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                           Financial Analyst. Oversees 118, None
Trustee (since 2003)

Thomas C. Theobald (age 67)                               Managing Director, William Blair Capital Partners (private equity
227 West Monroe Street,                                   investing) since September 1994. Oversees 118, Anixter International
Suite 3500                                                (network support equipment distributor), Jones Lang LaSalle (real
Chicago, IL 60606                                         estate management services) and Ventas, Inc (real estate investment trust)
Trustee and Chairman of the Board(5) (since 2003)         and MONY Group (life insurance).

Anne-Lee Verville (age 59)                                Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                                    Industry, IBM Corporation (computer and technology) from 1994 to
Hopkinton, NH 03229                                       1997). Oversees 119(4), Chairman of the Board of Directors, Enesco
Trustee (since 2003)                                      Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (age 63)                             Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street #1500                              Officer, The Regence Group (regional health insurer); Chairman and
Portland, OR 97207                                        Chief Executive Officer, BlueCross BlueShield of Oregon; Certified
Trustee (since 1992)                                      Public Accountant, Arthur Young & Company. Oversees 118,
                                                          Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEES

William E. Mayer(2) (age 64)                              Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                           February 1999 (formerly Founding Partner, Development Capital LLC
Suite 3204                                                from November 1996 to February 1999). Oversees 120(3),
New York, NY 10022                                        Lee Enterprises (print media), WR Hambrecht + Co. (financial
Trustee (since 2003)                                      service provider), First Health (healthcare), Reader's Digest
                                                          (publishing) and OPENFIELD Solutions (retail industry technology provider)

----------
  (1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex. Each Trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a Trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

  (2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

  (3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

  (4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

  (5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                    Officers

          NAME, ADDRESS AND AGE, POSITION WITH
         COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                 APPOINTED TO OFFICE                                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------    ------------------------------------------------------------------------
Vicki L. Benjamin (Age 43)                                Chief Accounting Officer of the Columbia Funds and Liberty
One Financial Center                                      All-Star Funds since June 2001; Assistant Treasurer of Columbia
Boston, MA 02111                                          Acorn and Wanger Funds since June 2004 (formerly Controller of the
Chief Accounting Officer                                  Columbia Funds and of the Liberty All-Star Funds from May 2002 to
                                                          May 2004); Controller and Chief Accounting Officer of the Galaxy
                                                          Funds since September 2002 (formerly Vice President, Corporate Audit,
                                                          State Street Bank and Trust Company from May 1998 to April 2001).

Michael Clarke (Age 34)                                   Controller of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                      since 2004; Assistant Treasurer of Columbia Acorn and Wanger
Boston, MA 02111                                          Funds since June 2004 (formerly Assistant Treasurer of the Columbia
Controller (since 2004)                                   Funds and of the Liberty All-Star Funds from June 2002 to May 2004;
                                                          Vice President, Product Strategy & Development of Liberty Funds Group
                                                          from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                          and of the Liberty All-Star Funds from August 1999 to February 2001;
                                                          Audit Manager at Deloitte & Touche LLP from May 1997 to August 1999).

J. Kevin Connaughton (Age 40)                             President of the Columbia Funds since February 27, 2004; Treasurer
One Financial Center                                      of the Columbia Funds and of the Liberty All-Star Funds since
Boston, MA 02111                                          December 2000; Vice President of the Advisor since April 2003
Treasurer (since 2000) and                                (formerly Chief Accounting Officer and Controller of the Liberty
President (since 2004)                                    Funds and Liberty All-Star Funds from February 1998 to October 2000);
                                                          Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia
                                                          Management Multi-Strategy Hedge Fund, LLC since December 2002
                                                          (formerly Vice President of Colonial from February 1998 to October 2000).

David A. Rozenson (Age 50)                                Secretary of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                      since December 2003; Senior Counsel, Bank of America Corporation
Boston, MA 02111                                          (formerly FleetBoston Financial Corporation) since January 1996;
Secretary (since 2003)                                    Associate General Counsel, Columbia Management Group since
                                                          November 2002.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                DOUGLAS A. HACKER
                              JANET LANGFORD KELLY
                                RICHARD W. LOWRY
                                WILLIAM E. MAYER
                                CHARLES R. NELSON
                                JOHN J. NEUHAUSER
                               PATRICK J. SIMPSON
                                THOMAS E. STITZEL
                               THOMAS C. THEOBALD
                                ANNE-LEE VERVILLE
                              RICHARD L. WOOLWORTH


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                              BOSTON, MA 02110-2624


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                   CMC-02/527S-0804 (09/04) 2544


A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of a fund's voting record are available (i) at www.columbiamanagement.com; and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

                              COLUMBIA MANAGEMENT(R)


                            CMG STRATEGIC EQUITY FUND
                          A PORTFOLIO OF CMG FUND TRUST


                                  ANNUAL REPORT
                                  JULY 31, 2004

                                                      Not FDIC   May Lose Value
                                                      Insured  No Bank Guarantee
Advised by Columbia Management Advisors, Inc.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Strategic Equity Fund returned 16.58% for the 12-month period ended July 31, 2004. The fund outperformed both the S&P 500 Index and the Lipper Multi-Cap Core Funds average, which returned 13.17% and 12.43%, respectively.(1)

Our decision to emphasize sectors that could benefit from the economic recovery helped boost performance in the first half of the fiscal year, while energy stocks have been key to the fund's strong return thus far in 2004. Caterpillar, CNH Global, Timken, Eaton, Georgia Pacific (which was sold during the period) and Dow Chemical all had a favorable impact. Later, soaring prices for oil and gas boosted energy company earnings, including those of oil services firms Halliburton and Transocean, in which we held good-sized positions. Prices for shares of Texas-based Input/Output and Norway's TGS Nopec Geophysical, two recent additions to the portfolio, also rose. These seismic exploration companies are poised to benefit as large oil companies seek new deposits of oil and gas. Our cautious approach to the lackluster consumer sector also helped relative returns, while higher interest rates led us to underweight financial services companies.(2)

Fading prospects for sustained global economic growth caused emerging and other international markets to weaken after several consecutive quarters of positive returns. In Korea, Samsung Electronics fell sharply as its earnings outlook clouded over. Millicom International Cellular, which provides cellular phone services in more than a dozen developing countries, recorded a strong gain for the period despite recent profit-taking. Questions about the company's licensing in Pakistan made investors uneasy, as did concerns that arose in other emerging markets where the company operates.

Based on the uncertain growth outlook for next year and an oversupply in semiconductors, we reduced the fund's overall exposure to technology issues. However, we increased holdings among software makers, including Check Point Software Technologies, which makes internet security systems, and networking specialist Novell.

In health care, shares of large pharmaceutical companies remained under pressure from patent expirations and anemic new product flows. In biotechnology, where patent expirations are not a factor, Biogen Idec contributed to the fund's return. Cardinal Health, which develops and markets products and services for the health care industry, slumped sharply under the weight

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2) Holdings are disclosed as a percentage of net assets on July 31, 2004, and are subject to change: Caterpillar (0.5%), CNH Global (0.0%), Timken (0.5%), Eaton (0.6%), Dow Chemical (0.3%), Halliburton (0.6%), Transocean (0.6%), Input/Output (0.5%), TGS Nopec Geophysical (0.4%), Samsung Electronics (0.7%), Millicom International Cellular (0.3%), Check Point Software Technologies (0.2%), Novell (0.1%), Biogen Idec (1.0%), Cardinal Health (0.3%), AmerisourceBergen (0.2%), Microsoft (1.2%), Nestle (0.8%), and Unilever (0.4%).

of investigations into its accounting practices and a diminished earnings outlook. Shares of drug distribution firm AmerisourceBergen also declined.

Beginning in April, larger-capitalization companies reversed a long-standing trend and began to outperform small- and mid-sized issues. That shift worked well with our desire to place the portfolio on a more conservative footing, given our doubts about the economic recovery's sustainability into next year. To capitalize on the change in investor focus, we have adjusted holdings to emphasize stocks of larger, higher quality companies. We added to our position in Microsoft. We also broadened exposure to consumer staples companies, by adding Nestle and Unilever. Consistent with our cautious approach, we increased the fund's cash position to approximately 18% at the end of the period.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were:

                                                    (%)
         3M                                         1.5
         Microsoft                                  1.2
         Berkshire Hathaway                         1.2
         Schlumberger                               1.0
         Biogen Idec                                1.0
         JPMorgan Chase & Co.                       0.9
         Nestle                                     0.8
         DST Systems                                0.8
         Walgreen                                   0.8
         Pfizer                                     0.7

We appreciate your continued confidence in CMG Strategic Equity Fund.

The Columbia Investment Team
July 31, 2004

An investment in CMG Strategic Equity Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weighting within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, OCTOBER 9, 2001 TO JULY 31, 2004

            CMG STRATEGIC EQUITY FUND       S&P 500 INDEX
 10/9/2001           $ 10,000                 $ 10,000
10/31/2001           $ 10,100                 $ 10,033
11/30/2001           $ 11,040                 $ 10,803
12/31/2001           $ 11,386                 $ 10,898
 1/31/2002           $ 11,315                 $ 10,738
 2/28/2002           $ 11,295                 $ 10,531
 3/31/2002           $ 11,956                 $ 10,927
 4/30/2002           $ 11,816                 $ 10,265
 5/31/2002           $ 11,836                 $ 10,189
 6/30/2002           $ 11,286                 $  9,464
 7/31/2002           $ 10,494                 $  8,726
 8/31/2002           $ 10,565                 $  8,783
 9/30/2002           $  9,633                 $  7,828
10/31/2002           $ 10,154                 $  8,517
11/30/2002           $ 11,025                 $  9,019
12/31/2002           $ 10,357                 $  8,490
 1/31/2003           $ 10,105                 $  8,267
 2/28/2003           $  9,954                 $  8,143
 3/31/2003           $  9,924                 $  8,222
 4/30/2003           $ 10,800                 $  8,900
 5/31/2003           $ 11,606                 $  9,369
 6/30/2003           $ 11,757                 $  9,489
 7/31/2003           $ 12,150                 $  9,656
 8/31/2003           $ 12,603                 $  9,844
 9/30/2003           $ 12,462                 $  9,739
10/31/2003           $ 13,137                 $ 10,291
11/30/2003           $ 13,398                 $ 10,381
12/31/2003           $ 14,009                 $ 10,925
 1/31/2004           $ 14,256                 $ 11,126
 2/29/2004           $ 14,513                 $ 11,281
 3/31/2004           $ 14,543                 $ 11,111
 4/30/2004           $ 14,338                 $ 10,936
 5/31/2004           $ 14,430                 $ 11,086
 6/30/2004           $ 14,799                 $ 11,301
 7/31/2004           $ 14,164                 $ 10,926

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                                    INCEPTION    1-YEAR       LIFE
CMG Strategic Equity Fund                           10/09/01      16.58       13.20
S&P 500 Index                                                     13.17        3.21

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                                    INCEPTION    1-YEAR       LIFE
CMG Strategic Equity Fund                           10/09/01      25.88       15.48
S&P 500 Index                                                     19.11        4.59

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The index performance is from October 9, 2001.

The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG STRATEGIC EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

              ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE                 EXPENSES PAID
           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)            DURING THE PERIOD ($)
           ACTUAL       HYPOTHETICAL        ACTUAL         HYPOTHETICAL       ACTUAL       HYPOTHETICAL
          1,000.00        1,000.00          993.54           1,022.87          1.98            2.01

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                       YEAR           PERIOD             YEAR             PERIOD
                                                       ENDED           ENDED             ENDED             ENDED
                                                     JULY 31,        JULY 31,         OCTOBER 31,       OCTOBER 31,
                                                       2004           2003(a)            2002             2001(b)
                                                     ---------       ---------        -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   12.06       $   10.14        $     10.10       $     10.00
                                                     ---------       ---------        -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.12(c)         0.10(c)            0.11(c)              -(d)
   Net realized and unrealized gain (loss)
     on investments and foreign currency                  1.87            1.88              (0.05)             0.10
                                                     ---------       ---------        -----------       -----------
      Total from investment operations                    1.99            1.98               0.06              0.10
                                                     ---------       ---------        -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                            (0.09)          (0.06)             (0.02)                -
   From net realized gains                               (0.16)              -                  -                 -
                                                     ---------       ---------        -----------       -----------
      Total distributions declared to
        shareholders                                     (0.25)          (0.06)             (0.02)                -
                                                     ---------       ---------        -----------       -----------

NET ASSET VALUE, END OF PERIOD                       $   13.80       $   12.06        $     10.14       $     10.10
                                                     =========       =========        ===========       ===========

Total return (e)(f)                                      16.58%          19.66%(g)           0.53%             1.00%(g)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $ 618,714       $ 370,620        $   188,179       $    36,942
Ratio of net expenses to
   average net assets (h)                                 0.40%           0.40%(i)           0.40%             0.40%(i)
Ratio of net investment income to
   average net assets (h)                                 0.88%           1.22%(i)           1.01%             0.04%(i)
Waiver/reimbursement                                      0.05%           0.05%(i)           0.07%             0.80%(i)
Portfolio turnover rate                                     81%             78%(g)            172%               14%(g)

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (81.3%)
Consumer Discretionary (8.9%)
   Auto Components (0.9%)
      Modine Manufacturing Co.                                                       85,350   $   2,531,481
      Nokian Renkaat Oyj                                                             30,360       2,876,224
                                                                                              -------------
                                                                                                  5,407,705
                                                                                              -------------
   Hotels, Restaurants & Leisure (0.2%)
      Fairmont Hotels & Resorts, Inc.                                                50,000       1,287,500
                                                                                              -------------
   Household Durables (1.3%)
      Ekornes ASA                                                                   130,000       2,473,843
      Matsushita Electric Industrial Co., Ltd., ADR                                 100,000       1,346,000
      Newell Rubbermaid, Inc.                                                        75,000       1,620,000
      Pioneer Corp., ADR                                                             40,000         864,000
      Sony Corp., ADR                                                                57,500       1,992,375
                                                                                              -------------
                                                                                                  8,296,218
                                                                                              -------------
   Internet & Catalog Retail (0.8%)
      eBay, Inc. (a)                                                                 42,500       3,329,025
      IAC/InterActiveCorp (a)                                                        62,500       1,706,250
                                                                                              -------------
                                                                                                  5,035,275
                                                                                              -------------
   Media (3.9%)
      Comcast Corp., Class A (a)                                                     75,000       2,010,000
      DIRECTV Group, Inc. (a)                                                       150,000       2,431,500
      Entravision Communications Corp., Class A (a)                                  90,000         636,300
      Fox Entertainment Group, Inc. (a)                                              42,000       1,135,260
      Gemstar-TV Guide International, Inc. (a)                                       50,000         232,000
      Grupo Televisa SA, ADR (a)                                                     75,000       3,525,000
      John Wiley & Sons, Inc., Class A                                               30,000         970,800
      Liberty Media Corp. (a)                                                       150,000       1,272,000
      Liberty Media International, Inc., Class A (a)                                  7,500         233,850
      Media General, Inc., Class A                                                   45,000       2,689,200
      Pixar, Inc. (a)                                                                20,000       1,364,800
      Pulitzer, Inc.                                                                 30,000       1,387,500
      Time Warner, Inc. (a)                                                         150,815       2,511,070
      Viacom, Inc., Class B                                                          80,310       2,697,613
      Vivendi Universal SA, ADR (a)                                                  40,000         995,200
                                                                                              -------------
                                                                                                 24,092,093
                                                                                              -------------
   Multiline Retail (1.3%)
      Dillard's, Inc., Class A                                                      100,000       2,279,000
      Dollar General Corp.                                                           40,000         772,000
      Ito-Yokado Co., Ltd.                                                           75,000       2,919,495
      Stockmann Oyj ABP, Class B                                                     90,000       2,083,979
                                                                                              -------------
                                                                                                  8,054,474
                                                                                              -------------
   Specialty Retail (0.5%)
      Carmax, Inc. (a)                                                               87,996       1,830,317
      PETsMART, Inc.                                                                 40,000       1,240,400
                                                                                              -------------
                                                                                                  3,070,717
                                                                                              -------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (continued)
Consumer Staples (8.4%)
   Beverages (1.3%)
      Coca-Cola Co.                                                                  80,000   $   3,508,800
      Coca-Cola Femsa, SA de CV, ADR                                                137,500       2,818,750
      PepsiCo, Inc.                                                                  40,000       2,000,000
                                                                                              -------------
                                                                                                  8,327,550
                                                                                              -------------
   Food & Staples Retailing (2.1%)
      Albertson's, Inc.                                                             147,500       3,597,525
      Costco Wholesale Corp.                                                         30,000       1,219,800
      United Natural Foods, Inc. (a)                                                 80,000       1,733,600
      Walgreen Co.                                                                  127,500       4,641,000
      Wal-Mart Stores, Inc.                                                          30,000       1,590,300
                                                                                              -------------
                                                                                                 12,782,225
                                                                                              -------------
   Food Products (2.1%)
      General Mills, Inc.                                                            30,000       1,347,000
      Hain Celestial Group, Inc. (a)                                                 40,000         661,200
      Kellogg Co.                                                                    47,500       1,978,850
      Nestle SA, Registered Shares                                                   20,000       5,105,386
      Tyson Foods, Inc.                                                              75,000       1,429,500
      Unilever NV, N.Y. Registered Shares                                            40,000       2,453,200
                                                                                              -------------
                                                                                                 12,975,136
                                                                                              -------------
   Household Products (0.9%)
      Kimberly-Clark Corp.                                                           42,500       2,722,975
      Procter & Gamble Co.                                                           60,000       3,129,000
                                                                                              -------------
                                                                                                  5,851,975
                                                                                              -------------
   Personal Products (1.8%)
      Estee Lauder Companies, Inc., Class A                                          57,500       2,524,250
      Gillette Co.                                                                  108,050       4,211,789
      L'Oreal SA                                                                     32,500       2,326,804
      Natura Cosmeticos SA (a)                                                       17,800         304,975
      Oriflame Cosmetics SA, SDR (a)                                                 50,000       1,660,286
                                                                                              -------------
                                                                                                 11,028,104
                                                                                              -------------
   Tobacco (0.2%)
      Altria Group, Inc.                                                             20,000         952,000
                                                                                              -------------
Energy (9.0%)
   Energy Equipment & Services (5.5%)
      BJ Services Co. (a)                                                            30,000       1,489,800
      Cooper Cameron Corp. (a)                                                       32,500       1,660,425
      Core Laboratories NV (a)                                                       67,500       1,485,000
      GlobalSantaFe Corp.                                                            40,275       1,103,535
      Halliburton Co.                                                               115,000       3,651,250
      Helmerich & Payne, Inc.                                                        27,500         696,300
      Input/Output, Inc. (a)                                                        300,000       2,889,000
      Rowan Companies, Inc. (a)                                                      75,000       1,831,500
      Schlumberger Ltd.                                                             100,000       6,432,000
      TGS Nopec Geophysical Co., ASA (a)                                            150,000       2,501,639

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (continued)
   Energy Equipment & Services (continued)
      Transocean, Inc. (a)                                                          137,500   $   3,905,000
      Varco International, Inc. (a)                                                 122,500       2,960,825
      Weatherford International Ltd. (a)                                             37,500       1,754,250
      Willbros Group, Inc. (a)                                                      100,000       1,471,000
                                                                                              -------------
                                                                                                 33,831,524
                                                                                              -------------
   Oil & Gas (3.5%)
      Anadarko Petroleum Corp.                                                       30,000       1,793,700
      BP PLC, ADR                                                                    75,000       4,227,000
      ConocoPhillips                                                                 40,000       3,150,800
      Devon Energy Corp.                                                             42,500       2,953,325
      Exxon Mobil Corp.                                                              57,500       2,662,250
      Newfield Exploration Co. (a)                                                   57,500       3,396,525
      Unocal Corp.                                                                   52,500       2,034,900
      Williams Companies, Inc.                                                      125,000       1,518,750
                                                                                              -------------
                                                                                                 21,737,250
                                                                                              -------------
Financials (9.4%)
   Capital Markets (1.5%)
      Bank of New York Co., Inc.                                                     75,000       2,154,750
      Charles Schwab Corp.                                                          125,000       1,097,500
      Morgan Stanley                                                                 25,000       1,233,250
      Nikko Cordial Corp.                                                           200,000         907,988
      Nomura Holdings, Inc., ADR                                                    125,000       1,725,000
      Piper Jaffray Companies, Inc. (a)                                              49,950       2,035,462
                                                                                              -------------
                                                                                                  9,153,950
                                                                                              -------------
   Commercial Banks (2.0%)
      Allied Irish Banks PLC, ADR                                                    30,000         922,500
      Fifth Third Bancorp                                                            32,500       1,604,200
      HSBC Holdings PLC, ADR                                                         22,500       1,661,400
      Kookmin Bank, ADR                                                               5,000         137,900
      Mitsubishi Tokyo Financial Group, Inc., ADR                                   300,000       2,718,000
      SunTrust Banks, Inc.                                                           32,500       2,143,375
      U.S. Bancorp                                                                   72,500       2,051,750
      Wachovia Corp.                                                                 25,000       1,107,750
                                                                                              -------------
                                                                                                 12,346,875
                                                                                              -------------
   Consumer Finance (0.7%)
      American Express Co.                                                           76,700       3,854,175
      MBNA Corp.                                                                     30,000         740,700
                                                                                              -------------
                                                                                                  4,594,875
                                                                                              -------------
   Diversified Financial Services (1.8%)
      Citigroup, Inc.                                                                60,783       2,679,922
      GATX Corp.                                                                     82,500       2,102,100
      Instinet Group, Inc. (a)                                                      175,000         782,250
      JPMorgan Chase & Co.                                                          157,026       5,861,781
                                                                                              -------------
                                                                                                 11,426,053
                                                                                              -------------
   Insurance (2.4%)
      American International Group, Inc.                                             52,724       3,724,951
      Berkshire Hathaway, Inc., Class B (a)                                           2,500       7,235,000

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (continued)
   Insurance (continued)
      Cincinnati Financial Corp.                                                     31,500   $   1,256,220
      St. Paul Travelers Companies, Inc.                                             62,510       2,317,246
                                                                                              -------------
                                                                                                 14,533,417
                                                                                              -------------
   Real Estate (0.3%)
      Mitsubishi Estate Co., Ltd.                                                   100,000       1,139,030
      Post Properties, Inc., REIT                                                    30,000         839,700
                                                                                              -------------
                                                                                                  1,978,730
                                                                                              -------------
   Thrifts & Mortgage Finance (0.7%)
      Freddie Mac                                                                    32,500       2,090,075
      Radian Group, Inc.                                                             47,500       2,185,950
                                                                                              -------------
                                                                                                  4,276,025
                                                                                              -------------
Health Care (13.4%)
   Biotechnology (2.1%)
      Abgenix, Inc. (a)                                                             100,000         977,500
      Amgen, Inc. (a)                                                                72,500       4,123,800
      Biogen Idec, Inc. (a)                                                         100,000       6,000,000
      MedImmune, Inc. (a)                                                            80,000       1,843,200
                                                                                              -------------
                                                                                                 12,944,500
                                                                                              -------------
   Health Care Equipment & Supplies (3.6%)
      Alcon, Inc.                                                                    52,500       4,021,500
      Applera Corp. - Applied Biosystems Group                                      125,000       2,586,250
      Baxter International, Inc.                                                     92,500       2,781,475
      Cytyc Corp. (a)                                                                70,000       1,691,900
      Haemonetics Corp. (a)                                                          62,500       1,875,000
      Hospira, Inc. (a)                                                             100,350       2,600,069
      Kinetic Concepts, Inc. (a)                                                     20,000         898,400
      Medtronic, Inc.                                                                35,000       1,738,450
      Millipore Corp. (a)                                                            32,500       1,712,425
      Zimmer Holdings, Inc. (a)                                                      30,000       2,289,300
                                                                                              -------------
                                                                                                 22,194,769
                                                                                              -------------
   Health Care Providers & Services (2.6%)
      Accredo Health, Inc. (a)                                                       62,500       2,025,000
      AmerisourceBergen Corp.                                                        25,000       1,351,500
      Cardinal Health, Inc.                                                          47,500       2,113,750
      Laboratory Corp. of America Holdings (a)                                       20,000         783,200
      McKesson Corp.                                                                125,000       4,021,250
      Quest Diagnostics, Inc.                                                        45,000       3,693,600
      Tenet Healthcare Corp. (a)                                                     77,500         866,450
      UnitedHealth Group, Inc.                                                       20,000       1,258,000
                                                                                              -------------
                                                                                                 16,112,750
                                                                                              -------------
   Pharmaceuticals (5.1%)
      Abbott Laboratories                                                            98,500       3,875,975
      Bristol-Myers Squibb Co.                                                       67,080       1,536,132
      Dr. Reddy's Laboratories Ltd., ADR                                             17,500         296,450
      Elan Corp. PLC, ADR (a)                                                       152,500       3,133,875
      Eli Lilly & Co.                                                                67,500       4,301,100

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (continued)
   Pharmaceuticals (continued)
      Nektar Therapeutics (a)                                                        42,500   $     745,450
      Novartis AG, ADR                                                               75,000       3,349,500
      Pfizer, Inc.                                                                  140,092       4,477,340
      Richter Gedeon Ltd.                                                            20,000       1,973,337
      Schering-Plough Corp.                                                         100,000       1,946,000
      Shire Pharmaceuticals Group PLC, ADR (a)                                       52,500       1,395,450
      Valeant Pharmaceuticals International                                         100,000       1,751,000
      Wyeth                                                                          75,000       2,655,000
                                                                                              -------------
                                                                                                 31,436,609
                                                                                              -------------
Industrials (11.7%)
   Aerospace & Defense (0.1%)
      Raytheon Co.                                                                   20,000         671,000
                                                                                              -------------
   Air Freight & Logistics (0.6%)
      United Parcel Service, Inc., Class B                                           50,000       3,598,000
                                                                                              -------------
   Building Products (0.3%)
      TOTO Ltd.                                                                     200,000       1,947,229
                                                                                              -------------
   Commercial Services & Supplies (2.8%)
      Allied Waste Industries, Inc. (a)                                             100,000         924,000
      Aramark Corp., Class B                                                         45,000       1,206,900
      Avery Dennison Corp.                                                           67,500       4,088,475
      Cendant Corp.                                                                 137,500       3,146,000
      Central Parking Corp.                                                          50,000         796,500
      ChoicePoint, Inc. (a)                                                          47,500       1,995,000
      G & K Services, Inc., Class A                                                  52,500       2,022,300
      Ionics, Inc. (a)                                                               47,500       1,284,400
      Waste Management, Inc.                                                         75,000       2,110,500
                                                                                              -------------
                                                                                                 17,574,075
                                                                                              -------------
   Construction & Engineering (0.4%)
      Insituform Technologies, Inc., Class A (a)                                     95,000       1,707,150
      Shaw Group, Inc. (a)                                                           72,500         719,200
                                                                                              -------------
                                                                                                  2,426,350
                                                                                              -------------
   Electrical Equipment (0.8%)
      Emerson Electric Co.                                                           27,500       1,669,250
      Thomas & Betts Corp. (a)                                                      112,500       2,958,750
                                                                                              -------------
                                                                                                  4,628,000
                                                                                              -------------
   Industrial Conglomerates (2.5%)
      3M Co.                                                                        112,500       9,265,500
      General Electric Co.                                                          112,550       3,742,289
      Siemens AG, ADR                                                                30,000       2,107,200
                                                                                              -------------
                                                                                                 15,114,989
                                                                                              -------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (continued)
   Machinery (3.2%)
      AGCO Corp. (a)                                                                 60,000   $   1,255,200
      Bucyrus International, Inc., Class A (a)                                       72,500       1,740,000
      Caterpillar, Inc.                                                              42,500       3,123,325
      CNH Global NV                                                                  10,000         197,000
      Eaton Corp.                                                                    60,000       3,878,400
      Federal Signal Corp.                                                          100,000       1,701,000
      Flowserve Corp. (a)                                                            40,000         958,000
      Joy Global, Inc.                                                               30,000         890,700
      Kaydon Corp.                                                                   62,500       1,820,625
      Timken Co.                                                                    125,000       3,105,000
      Tomra Systems ASA                                                             350,000       1,287,168
                                                                                              -------------
                                                                                                 19,956,418
                                                                                              -------------
   Marine (0.4%)
      A.P. Moller - Maersk                                                              250       1,738,188
      Finnlines Oyj                                                                  34,400         947,084
                                                                                              -------------
                                                                                                  2,685,272
                                                                                              -------------
   Road & Rail (0.2%)
      Kansas City Southern (a)                                                       60,000         877,200
                                                                                              -------------
   Trading Companies & Distributors (0.4%)
      Fastenal Co.                                                                   40,000       2,495,200
                                                                                              -------------
Information Technology (11.0%)
   Communications Equipment (1.5%)
      3Com Corp. (a)                                                                100,000         493,000
      Cisco Systems, Inc. (a)                                                       125,680       2,621,685
      Motorola, Inc.                                                                 75,400       1,201,122
      QUALCOMM, Inc.                                                                 27,500       1,899,700
      Polycom, Inc. (a)                                                             100,000       1,928,000
      Tellabs, Inc. (a)                                                             125,000       1,113,750
                                                                                              -------------
                                                                                                  9,257,257
                                                                                              -------------
   Computers & Peripherals (1.2%)
      EMC Corp. (a)                                                                 101,650       1,115,100
      Gateway, Inc. (a)                                                             100,000         450,000
      Hypercom Corp. (a)                                                            240,000       1,632,000
      International Business Machines Corp.                                          25,000       2,176,750
      Sun Microsystems, Inc. (a)                                                    200,000         790,000
      Synaptics, Inc. (a)                                                            65,000         961,350
                                                                                              -------------
                                                                                                  7,125,200
                                                                                              -------------
   Electronic Equipment & Instruments (0.7%)
      Celestica, Inc. (a)                                                            75,000       1,286,250
      Murata Manufacturing Co., Ltd.                                                 30,000       1,491,437
      OKI Electric Industry Co., Ltd. (a)                                           125,000         449,499
      Solectron Corp. (a)                                                           100,000         550,000
      Symbol Technologies, Inc.                                                      50,000         654,500
                                                                                              -------------
                                                                                                  4,431,686
                                                                                              -------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (continued)
   IT Services (2.0%)
      Automatic Data Processing, Inc.                                                50,000   $   2,099,000
      DST Systems, Inc. (a)                                                         110,000       5,011,600
      Electronic Data Systems Corp.                                                  75,000       1,386,000
      First Data Corp.                                                               50,000       2,230,500
      Paychex, Inc.                                                                  52,500       1,612,275
                                                                                              -------------
                                                                                                 12,339,375
                                                                                              -------------
   Internet Software & Services (0.8%)
      Check Point Software Technologies Ltd. (a)                                     75,000       1,491,750
      webMethods, Inc. (a)                                                           40,000         190,800
      Yahoo!, Inc. (a)                                                              115,000       3,542,000
                                                                                              -------------
                                                                                                  5,224,550
                                                                                              -------------
   Office Electronics (0.1%)
      Canon, Inc., ADR                                                               15,000         735,000
                                                                                              -------------
   Semiconductors & Semiconductor Equipment (2.5%)
      Analog Devices, Inc.                                                           20,000         794,000
      FEI Co. (a)                                                                   100,000       2,011,000
      Intel Corp.                                                                    85,300       2,079,614
      Micron Technology, Inc. (a)                                                   125,575       1,699,030
      NVIDIA Corp. (a)                                                              100,000       1,540,000
      Samsung Electronics Co. Ltd., GDR (b)                                          25,000       4,475,000
      Taiwan Semiconductor Manufacturing Co. Ltd., ADR (a)                          100,000         712,002
      Texas Instruments, Inc.                                                        89,150       1,901,569
                                                                                              -------------
                                                                                                 15,212,215
                                                                                              -------------
   Software (2.2%)
      Activision, Inc. (a)                                                          100,000       1,465,000
      McAfee, Inc. (a)                                                               50,000         899,000
      Microsoft Corp.                                                               255,620       7,274,945
      Novell, Inc. (a)                                                              120,000         820,800
      Oracle Corp. (a)                                                              124,230       1,305,657
      PeopleSoft, Inc. (a)                                                           30,000         540,600
      SAP AG, ADR                                                                    30,000       1,200,300
      Verity, Inc. (a)                                                               30,000         333,900
                                                                                              -------------
                                                                                                 13,840,202
                                                                                              -------------
Materials (5.2%)
   Chemicals (2.8%)
      Air Products & Chemicals, Inc.                                                 47,500       2,458,125
      Dow Chemical Co.                                                               50,000       1,994,500
      E.I. du Pont de Nemours & Co.                                                  67,500       2,893,725
      International Flavors & Fragrances, Inc.                                       62,500       2,283,750
      Landec Corp. (a)                                                               30,000         168,870
      Millennium Chemicals, Inc. (a)                                                 30,000         529,500
      Nippon Zeon Co.                                                               125,000         795,613
      Potash Corp. of Saskatchewan, Inc.                                             42,500       4,109,325
      Rohm & Haas Co.                                                                50,000       1,960,000
                                                                                              -------------
                                                                                                 17,193,408
                                                                                              -------------
   Construction Materials (0.2%)
      Vulcan Materials Co.                                                           30,000       1,428,600
                                                                                              -------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Common Stocks (continued)
   Containers & Packaging (0.2%)
      Smurfit-Stone Container Corp. (a)                                              75,800   $   1,410,638
                                                                                              -------------
   Metals & Mining (1.5%)
      Alcoa, Inc.                                                                    30,000         960,900
      Barrick Gold Corp.                                                             75,000       1,434,000
      Companhia Vale do Rio Doce, ADR                                                42,500       2,290,750
      CONSOL Energy, Inc.                                                            40,000       1,433,600
      Inco Ltd. (a)                                                                  40,000       1,334,800
      Placer Dome, Inc.                                                              75,000       1,201,500
      Wolfden Resources, Inc. (a)                                                    75,000         250,685
                                                                                              -------------
                                                                                                  8,906,235
                                                                                              -------------
   Paper & Forest Products (0.5%)
      Bowater, Inc.                                                                  32,500       1,212,250
      Votorantim Celulose e Papel SA, ADR                                            57,500       2,056,200
                                                                                              -------------
                                                                                                  3,268,450
                                                                                              -------------
Telecommunication Services (2.4%)
   Diversified Telecommunication Services (1.7%)
      Citizens Communications Co.                                                    75,000       1,080,000
      Compania Anonima Nacional Telefonos de Venezuela, ADR                         112,500       2,246,625
      Covad Communications Group, Inc. (a)                                          200,000         380,000
      PT Perusahaan Telekomunikiasi                                                 100,000       1,701,000
      Phillippine Long Distance Telephone Co., ADR                                   36,800         824,688
      SBC Communications, Inc.                                                       50,000       1,267,000
      Telefonaktiebolaget LM Ericsson, ADR (a)                                       40,000       1,068,400
      Verizon Communications, Inc.                                                   50,000       1,927,000
                                                                                              -------------
                                                                                                 10,494,713
                                                                                              -------------
   Wireless Telecommunication Services (0.7%)
      Millicom International Cellular SA (a)                                        122,500       2,066,575
      Mobile Telesystems, ADR (a)                                                    20,000       2,341,000
                                                                                              -------------
                                                                                                  4,407,575
                                                                                              -------------
Utilities (1.9%)
   Electric Utilities (1.1%)
      Edison International                                                           87,500       2,345,000
      TECO Energy, Inc.                                                             137,500       1,773,750
      TXU Corp.                                                                      50,000       1,983,000
      Westar Energy, Inc.                                                            37,000         746,290
                                                                                              -------------
                                                                                                  6,848,040
                                                                                              -------------
   Gas Utilities (0.3%)
      NiSource, Inc.                                                                100,000       2,070,000
                                                                                              -------------
   Multi-Utilities & Unregulated Power (0.5%)
      Calpine Corp. (a)                                                              75,000         289,500
      Duke Energy Corp.                                                              60,000       1,290,000
      Dynegy Inc., Class A (a)                                                      100,000         420,000
      Oneok, Inc.                                                                    57,500       1,207,500
                                                                                              -------------
                                                                                                  3,207,000
                                                                                              -------------
      Total Common Stocks
         (Cost of $421,895,669)                                                                 503,102,176
                                                                                              -------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES          VALUE
                                                                              -------------   -------------
Investment Company (0.4%)
      iShares MSCI Japan Index Fund
         (Cost of $1,773,500)                                                       225,000   $   2,214,000
                                                                                              -------------

Preferred Stock (0.3%)
Consumer Discretionary (0.3%)
   Media (0.3%)
      News Corp., Ltd., ADR
         (Cost of $1,663,106)                                                        68,414       2,173,513
                                                                                              -------------

Rights (0.0%)
      Liberty Media International, Inc., Class A, Expires 08/23/04
         (Cost of $0)                                                                 1,500           9,015
                                                                                              -------------

                                                                                   PAR
                                                                              -------------
Short-Term Obligation (18.2%)
      Repurchase agreement with State Street Bank &
         Trust, dated 07/30/04, due 08/02/04 at 1.230%
         collateralized by U.S. Treasury Bonds
         with various maturities to 11/15/10, market value of $114,591,629
         (repurchase proceeds $112,347,514)
         (Cost of $112,336,000)                                               $ 112,336,000     112,336,000
                                                                                              -------------

      Total Investments (100.2%)
         (Cost of $537,668,275) (c)                                                             619,834,704

      Other Assets and Liabilities, Net (-0.2%)                                                  (1,120,456)
                                                                                              -------------

      Net Assets (100.0%)                                                                     $ 618,714,248
                                                                                              =============

Notes to Schedule of Investments:
(a)  Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the value of this security represents 0.7% of net assets.
(c)  Cost for federal income tax purposes is $541,401,370.

     ACRONYM                      NAME
-----------------     -----------------------------
       ADR             American Depositary Receipt
       GDR              Global Depositary Receipt
      REIT            Real Estate Investment Trust
       SDR             Swedish Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004

ASSETS:
  Investments, at identified cost (including repurchase agreement)       $  537,668,275
                                                                         --------------
  Investments, at value                                                  $  507,498,704
  Repurchase agreement                                                      112,336,000
  Cash                                                                              748
  Receivable for:
     Investments sold                                                         3,256,402
     Capital stock sold                                                         635,542
     Dividends                                                                  439,084
     Interest                                                                     7,676
     Foreign tax reclaim                                                         30,477
  Expense reimbursement due from Investment Advisor                              12,994
  Deferred Trustees' compensation plan                                            1,106
                                                                         --------------
  Total assets                                                              624,218,733
                                                                         --------------
LIABILITIES:
  Payable for:
     Investments purchased                                                    5,199,284
     Capital stock redeemed                                                      21,506
     Investment advisory fee                                                    213,076
     Transfer agent fee                                                             407
     Trustees' fee                                                                2,095
     Custody fee                                                                 12,693
  Deferred Trustees' fees                                                         1,106
  Other liabilities                                                              54,318
                                                                         --------------
  Total liabilities                                                           5,504,485
                                                                         --------------
NET ASSETS                                                               $  618,714,248
                                                                         ==============
NET ASSETS consist of:
  Paid-in capital                                                        $  505,842,489
  Undistributed net investment income                                         2,983,567
  Accumulated net realized gain                                              27,721,304
  Net unrealized appreciation on:
   Investments                                                               82,166,429
   Foreign currency translations                                                    459
                                                                         --------------
NET ASSETS                                                               $  618,714,248
                                                                         ==============
Shares of capital stock outstanding                                          44,830,076
                                                                         ==============
Net asset value, offering and redemption price per share                 $        13.80
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS

For the Year Ended July 31, 2004

NET INVESTMENT INCOME:
   Income:
      Dividends                                                          $    6,604,901
      Interest                                                                  864,375
      Foreign withholding tax                                                  (167,098)
                                                                         --------------
         Total income                                                         7,302,178
                                                                         --------------

   Expenses:
      Investment advisory fee                                                 2,280,557
      Transfer agent fee                                                          5,490
      Trustees' fees                                                             15,697
      Custody fee                                                                74,447
      Non-recurring costs (See Note 8)                                           28,731
      Other expenses                                                            190,390
                                                                         --------------
         Total expenses                                                       2,595,312
      Expense reimbursements by Investment Advisor                             (284,273)
      Non-recurring costs assumed by Investment Advisor (See Note 8)            (28,731)
      Custody earnings credit                                                    (1,751)
                                                                         --------------
         Net expenses                                                         2,280,557
                                                                         --------------
   Net investment income                                                      5,021,621
                                                                         --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
      Investments                                                            42,363,217
      Foreign currency transactions                                            (144,464)
                                                                         --------------
         Net realized gain                                                   42,218,753
                                                                         --------------
   Net change in unrealized appreciation/depreciation on:
      Investments                                                            30,946,381
      Foreign currency translations                                                 459
                                                                         --------------
         Net change in unrealized appreciation/depreciation                  30,946,840
                                                                         --------------
   Net gain                                                                  73,165,593
                                                                         --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $   78,187,214
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED        PERIOD ENDED         YEAR ENDED
                                                             JULY 31, 2004    JULY 31, 2003 (a)    OCTOBER 31, 2002
                                                             -------------    -----------------    ----------------
Operations:
   Net investment income                                     $   5,021,621    $       2,657,828    $      1,070,922
   Net realized gain (loss) on investments and
     foreign currency transactions                              42,218,753            1,504,435          (9,099,006)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currency translations           30,946,840           54,067,910          (3,343,013)
                                                             -------------    -----------------    ----------------
   Net increase (decrease) from operations                      78,187,214           58,230,173         (11,371,097)

Distributions declared to shareholders:
   From net investment income                                   (3,979,500)          (1,463,038)            (63,470)
   From net realized gains                                      (6,937,177)                   -                   -
                                                             -------------    -----------------    ----------------

Total distributions declared to shareholders                   (10,916,677)          (1,463,038)            (63,470)
                                                             -------------    -----------------    ----------------

Share transactions:
   Subscriptions                                               236,903,542          141,164,376         174,100,499
   Distributions reinvested                                     10,729,185            1,438,209              63,245
   Redemptions                                                 (66,809,077)         (16,928,805)        (11,491,615)
                                                             -------------    -----------------    ----------------
     Net increase in share transactions                        180,823,650          125,673,780         162,672,129
                                                             -------------    -----------------    ----------------
Net increase in net assets                                     248,094,187          182,440,915         151,237,562

NET ASSETS:
Beginning of period                                            370,620,061          188,179,146          36,941,584
                                                             -------------    -----------------    ----------------
End of period                                                $ 618,714,248    $     370,620,061    $    188,179,146
                                                             =============    =================    ================
Undistributed net investment income                          $   2,983,567    $       2,200,131    $      1,009,924
                                                             =============    =================    ================

Changes in Shares:
   Subscriptions                                                18,201,135           13,628,484          15,932,938
   Issued for distributions reinvested                             795,344              140,587               5,562
   Redemptions                                                  (4,903,233)          (1,583,795)         (1,045,757)
                                                             -------------    -----------------    ----------------
     Net increase                                               14,093,246           12,185,276          14,892,743
                                                             -------------    -----------------    ----------------

(a)  The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1.  ORGANIZATION:

CMG Strategic Equity Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks long-term growth of capital and total returns greater than those of the market over time.

FUND SHARES. The Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's (Funds') shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective February 1, 2004, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Fund, but resulted in reclassifications as follows:

                     DECREASE IN        DECREASE IN UNDISTRIBUTED
                        COST              NET INVESTMENT INCOME
                     -----------        -------------------------
                      $ 42,856                  $ 42,856

The effect of the change for the year ended July 31, 2004 is as follows:

            INCREASE IN                                  INCREASE IN
            UNREALIZED          DECREASE IN NET         NET REALIZED
           APPRECIATION        INVESTMENT INCOME            GAIN
           ------------        -----------------        ------------
             $ 8,608               $ 24,717               $ 16,109

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.  FEDERAL TAX INFORMATION:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

               UNDISTRIBUTED         ACCUMULATED
              NET INVESTMENT        NET REALIZED         PAID-IN
                  INCOME                GAIN             CAPITAL
              --------------        ------------         -------
                $ (215,829)           $ 215,831           $ (2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended July 31, 2004, the period ended July 31, 2003 and the year ended October 31, 2002 was as follows:

                                JULY 31, 2004   JULY 31, 2003   OCTOBER 31, 2002
                                -------------   -------------   ----------------
Distributions paid from:
   Ordinary income*              $ 8,312,541     $ 1,463,038        $ 63,470
   Long-term capital gains         2,604,136               -               -

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED      UNDISTRIBUTED
                 ORDINARY          LONG-TERM         NET UNREALIZED
                  INCOME          CAPITAL GAINS       APPRECIATION*
              --------------     --------------      --------------
               $ 16,664,310       $ 17,774,912        $ 78,433,793

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and changes in the value of assets and liabilities resulting from changes in exchange rates.

Unrealized appreciation and depreciation at July 31, 2004, based on cost of investments for federal income tax purposes was:

Unrealized appreciation             $   89,881,655
Unrealized depreciation                (11,448,321)
                                    --------------
   Net unrealized appreciation      $   78,433,334
                                    ==============

Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

Capital loss carryforwards of $4,679,207 were utilized during the year ended July 31, 2004. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4.  FEES AND COMPENSATION PAID TO AFFILIATES:

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and transfer agent, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE. Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the investment advisory fee, each shareholder pays an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges between 0.20% on the first $25 million of the shareholder's net assets in the Fund, to 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per account fee or a minimum of $1,500 per month. For the year ended July 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

EXPENSE LIMITS AND FEE REIMBURSEMENTS. Columbia has contractually agreed, through October 31, 2004, to reimburse the Fund for certain expenses so that the expenses incurred by the Fund, including the investment advisory fee, would not exceed 0.40% of the Fund's average daily net assets.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended July 31, 2004, the Fund paid $1,994 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5.  PORTFOLIO INFORMATION:

For the year ended July 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $489,350,638 and $382,748,659, respectively.

NOTE 6.  LINE OF CREDIT:

Effective July 23, 2004, the Fund and other affiliated funds began participating in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

Prior to July 23, 2004, the Fund participated in a $100,000,000 uncommitted line of credit along with the other funds of the Trust and several of the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit, which was scheduled to expire on July 2, 2004, was extended by the Trust and expired on July 23, 2004.

For the year ended July 31, 2004, the Fund did not borrow under these arrangements.

NOTE 7.  SHARES OF BENEFICIAL INTEREST:

As of July 31, 2004, 40.5% of the outstanding shares of the Fund were held by 5 shareholders, each of which represents in excess of 5% of the Fund's shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Fund.

NOTE 8.  DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FOREIGN SECURITIES. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

LEGAL PROCEEDINGS. Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia that, if these results occur, it will seek exemptive relief from the SEC to permit it to continue to serve as your fund's investment advisor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended July 31, 2004, Columbia has assumed $28,731 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

             Report of Independent Registered Public Accounting Firm


TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG STRATEGIC EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Strategic Equity Fund (the "Fund"), one of the portfolios of CMG Fund Trust, at July 31, 2004, and the results of its operations, changes in its net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2004

                              Unaudited Information

FEDERAL INCOME TAX INFORMATION

38.21% of the ordinary income distributed by the Fund, in the period ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 45.14%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

For the fiscal year ended July 31, 2004, the Fund designates long-term capital gains of $20,379,048.

                                    Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the CMG Fund Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex overseen by the Trustee, and other directorships they hold are shown below. Each Officer listed below serves as an Officer of the CMG Fund Trust. Each Officer listed below held such office for the period ended July 31, 2004. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                      DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST                  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
           ELECTED OR APPOINTED TO OFFICE(1)                                     OTHER DIRECTORSHIPS HELD
------------------------------------------------------    -----------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 48)                                Executive Vice President--Strategy of United Airlines (airline) since
P.O. Box 66100                                            December 2002 (formerly President of UAL Loyalty Services (airline)
Chicago, IL 60666                                         from September 2001 to December 2002; Executive Vice President and
Trustee (since 2003)                                      Chief Financial Officer of United Airlines from July 1999 to September
                                                          2001; Senior Vice President-Finance of United Airlines from March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (age 46)                             Adjunct Professor of Law, Northwestern University since September 2004;
9534 W. Gull Lake Drive                                   Private Investor since March 2004 (formerly Chief Administrative
Richland, MI 49083-8530                                   Officer and Senior Vice President, Kmart Holding Corporation (consumer
Trustee (since 2003)                                      goods) from September 2003 to March 2004; Executive Vice
                                                          President--Corporate Development and Administration, General Counsel
                                                          and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary and General Counsel,
                                                          Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

Richard W. Lowry (age 68)                                 Private Investor since August 1987 (formerly Chairman and Chief
10701 Charleston Drive                                    Executive Officer, U.S. Plywood Corporation (building products
Vero Beach, FL 32963                                      manufacturer)). Oversees 120(3), None
Trustee (since 2003)

Charles R. Nelson (age 62)                                Professor of Economics, University of Washington, since January 1976;
Department of Economics                                   Ford and Louisa Van Voorhis Professor of Political Economy, University
University of Washington                                  of Washington, since September 1993; (formerly Director, Institute for
Seattle, WA 98195                                         Economic Research, University of Washington from September 2001 to June
Trustee (since 2003)                                      2003) Adjunct Professor of Statistics, University of Washington, since
                                                          September 1980; Associate Editor, Journal of Money Credit and Banking,
                                                          since September 1993; consultant on econometric and statistical matters. Oversees 118, None

John J. Neuhauser (age 61)                                Academic Vice President and Dean of Faculties since August 1999, Boston
84 College Road                                           College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                              September 1977 to September 1999). Oversees 121(3),(4), Saucony, Inc.
Trustee (since 2003)                                      (athletic footwear and apparel)

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                      DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST                  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
          ELECTED OR APPOINTED TO OFFICE(1)                                       OTHER DIRECTORSHIPS HELD
------------------------------------------------------    -----------------------------------------------------------------------
DISINTERESTED TRUSTEES

Patrick J. Simpson (age 59)                               Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

Thomas E. Stitzel (age 68)                                Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                                    1975 to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                           Financial Analyst. Oversees 118, None
Trustee (since 2003)

Thomas C. Theobald (age 67)                               Managing Director, William Blair Capital Partners (private equity
227 West Monroe Street,                                   investing) since September 1994. Oversees 118, Anixter International
Suite 3500                                                (network support equipment distributor), Jones Lang LaSalle (real
Chicago, IL 60606                                         estate management services) and Ventas, Inc (real estate investment
Trustee and Chairman of the Board(5) (since 2003)         trust) and MONY Group (life insurance).

Anne-Lee Verville (age 59)                                Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                                    Industry, IBM Corporation (computer and technology) from 1994 to 1997).
Hopkinton, NH 03229                                       Oversees 119(4), Chairman of the Board of Directors, Enesco Group, Inc.
Trustee (since 2003)                                      (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (age 63)                             Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street #1500                              Officer, The Regence Group (regional health insurer); Chairman and
Portland, OR 97207                                        Chief Executive Officer, BlueCross BlueShield of Oregon; Certified
Trustee (since 1992)                                      Public Accountant, Arthur Young & Company. Oversees 118, Northwest
                                                          Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEES

William E. Mayer(2) (age 64)                              Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                           February 1999 (formerly Founding Partner, Development Capital LLC from
Suite 3204                                                November 1996 to February 1999). Oversees 120(3), Lee Enterprises
New York, NY 10022                                        (print media), WR Hambrecht + Co. (financial service provider), First
Trustee (since 2003)                                      Health (healthcare), Reader's Digest (publishing) and OPENFIELD
                                                          Solutions (retail industry technology provider)

----------------
(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex. Each Trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a Trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                    Officers

         NAME, ADDRESS AND AGE, POSITION WITH
        COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                  APPOINTED TO OFFICE                                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------    -----------------------------------------------------------------------
Vicki L. Benjamin (Age 43)                                Chief Accounting Officer of the Columbia Funds and Liberty All-Star
One Financial Center                                      Funds since June 2001; Assistant Treasurer of Columbia Acorn and Wanger
Boston, MA 02111                                          Funds since June 2004 (formerly Controller of the Columbia Funds and of
Chief Accounting Officer                                  the Liberty All-Star Funds from May 2002 to May 2004); Controller and
                                                          Chief Accounting Officer of the Galaxy Funds since September 2002
                                                          (formerly Vice President, Corporate Audit, State Street Bank and Trust
                                                          Company from May 1998 to April 2001).

Michael Clarke (Age 34)                                   Controller of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                                      since 2004; Assistant Treasurer of Columbia Acorn and Wanger Funds
Boston, MA 02111                                          since June 2004 (formerly Assistant Treasurer of the Columbia Funds and
Controller (since 2004)                                   of the Liberty All-Star Funds from June 2002 to May 2004; Vice
                                                          President, Product Strategy & Development of Liberty Funds Group from
                                                          February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                          and of the Liberty All-Star Funds from August 1999 to February 2001;
                                                          Audit Manager at Deloitte & Touche LLP from May 1997 to August 1999).

J. Kevin Connaughton (Age 40)                             President of the Columbia Funds since February 27, 2004; Treasurer of
One Financial Center                                      the Columbia Funds and of the Liberty All-Star Funds since December
Boston, MA 02111                                          2000; Vice President of the Advisor since April 2003 (formerly Chief
Treasurer (since 2000) and                                Accounting Officer and Controller of the Liberty Funds and Liberty
President (since 2004)                                    All-Star Funds from February 1998 to October 2000); Treasurer of the
                                                          Galaxy Funds since September 2002; Treasurer, Columbia Management
                                                          Multi-Strategy Hedge Fund, LLC since December 2002 (formerly Vice
                                                          President of Colonial from February 1998 to October 2000).

David A. Rozenson (Age 50)                                Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                      December 2003; Senior Counsel, Bank of America Corporation (formerly
Boston, MA 02111                                          FleetBoston Financial Corporation) since January 1996; Associate
Secretary (since 2003)                                    General Counsel, Columbia Management Group since November 2002.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                DOUGLAS A. HACKER
                              JANET LANGFORD KELLY
                                RICHARD W. LOWRY
                                WILLIAM E. MAYER
                                CHARLES R. NELSON
                                JOHN J. NEUHAUSER
                               PATRICK J. SIMPSON
                                THOMAS E. STILZEL
                               THOMAS C. THEOBALD
                                ANNE-LEE VERVILLE
                              RICHARD L. WOOLWORTH


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                   941-02/528S-0804 (09/04) 2577


A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of a fund's voting record are available (i) at www.columbiamanagement.com; and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

                             COLUMBIA MANAGEMENT(R)


                               CMG CORE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                               CMG HIGH YIELD FUND
                          PORTFOLIOS OF CMG FUND TRUST


                                  ANNUAL REPORT
                                  JULY 31, 2004


                                                     NOT FDIC   MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.         INSURED  NO BANK GUARANTEE

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2004, the CMG Core Bond Fund returned 4.67%. The fund's performance slightly trailed the Lehman Brothers Aggregate Bond Index, which returned 4.84%, and the Lipper Corporate Debt Funds A-Rated Category, which averaged 4.75% over the same period.(1) The fund was positioned conservatively at a time when risk-taking was rewarded.

For most of the 12-month period, corporate bonds outperformed Treasury securities. As the economic recovery progressed, investors gained confidence in the corporate sector and were attracted to the higher yields it offered. For the full year, corporate bonds returned 6.52%, well above the 3.87% return of Treasury securities. Among corporate bond issues, securities with lower credit ratings tended to outperform those with higher ratings.

Although we increased the fund's commitment to corporate bonds during the period, the portfolio's above-average credit quality caused a slight performance shortfall relative to its index and peer group. The fund devoted only 7% of its assets to the high-yield sector, which was by far the best performing sector within the fixed-income market during the period.

Short-term interest rates rose relative to longer-term rates during the period. Bonds with maturities of 10 years or longer performed better than was expected during a time of sustained economic growth and tended to outperform shorter-term securities. This trend was slightly negative for the fund, whose average maturity was slightly less than that of its index and peer group.

As fixed income markets struggled in the last quarter of the reporting period, the fund benefited from its substantial allocation to the mortgage sector, which lost only 1.2% for the quarter. Among our mortgage investments, we emphasized collateralized mortgage obligations, or CMOs, which offer a yield advantage and are less sensitive to changes in interest rates than conventional mortgage securities. Higher rates hurt conventional mortgage securities because fewer homeowners refinance their mortgages when interest rates rise, thus delaying the return of principal to bond holders.

In a widely anticipated move, policymakers at the Federal Reserve Board raised the federal funds rate--a key overnight bank lending rate--from 1.00% to 1.25% on June 30, 2004.(2) The fund's bias toward higher quality securities helped the fund after the Fed's action. Our minimal exposure to high-yield securities aided performance when low quality bonds declined sharply in July, erasing much of their earlier gains.

Now that the Fed has signaled its intentions to raise short-term interest rates at a "measured" pace, we see every reason to maintain our defensive positioning. Overall, we expect to keep the fund's average maturity relatively short and its average credit quality relatively high. In addition,

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2)  In August, the federal funds rate was increased to 1.50%.

we continue to emphasize floating rate securities and to maintain a small allocation to Treasury Inflation Protected Securities, or TIPs, which provide price protection against rising inflation.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were (%):

     Structured Asset Securities Corp., 5.500% 07/25/2033               3.5
     U.S. Treasury Bonds, 7.250% 05/15/2016                             3.4
     New Century Home Equity Loan Trust, 2.940% 11/25/2033              3.1
     Federal Home Loan Mortgage Corp., 4.500% 08/15/2028                3.1
     Federal Home Loan Mortgage Corp., TBA, 5.000% 12/01/2099           3.1
     Government National Mortgage Association, 4.500% 04/16/2028        3.0
     Federal Home Loan Mortgage Corp., 5.000% 05/01/2034                2.9
     U.S. Treasury Notes, 4.875% 02/15/2012                             2.9
     Federal Home Loan Mortgage Corp., 4.000% 10/15/2026                2.8
     U.S. Treasury Inflation Index Bonds, 3.625% 01/15/2008             2.8

We appreciate your continued confidence in the CMG Core Bond Fund.

The Columbia Investment Team
July 31, 2004

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds or political and economic developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 1, 2000 TO JULY 31, 2004

               CMG CORE BOND FUND    LEHMAN BROTHERS AGGREGATE BOND INDEX
8/31/2000          $   10,000                     $   10,000
9/30/2000          $   10,075                     $   10,063
10/31/2000         $   10,130                     $   10,129
11/30/2000         $   10,309                     $   10,296
12/31/2000         $   10,522                     $   10,487
1/31/2001          $   10,681                     $   10,659
2/28/2001          $   10,786                     $   10,752
3/31/2001          $   10,844                     $   10,806
4/30/2001          $   10,784                     $   10,760
5/31/2001          $   10,850                     $   10,825
6/30/2001          $   10,897                     $   10,866
7/31/2001          $   11,144                     $   11,109
8/31/2001          $   11,264                     $   11,237
9/30/2001          $   11,424                     $   11,368
10/31/2001         $   11,651                     $   11,606
11/30/2001         $   11,503                     $   11,446
12/31/2001         $   11,445                     $   11,373
1/31/2002          $   11,499                     $   11,465
2/28/2002          $   11,605                     $   11,576
3/31/2002          $   11,426                     $   11,384
4/30/2002          $   11,636                     $   11,605
5/31/2002          $   11,736                     $   11,703
6/30/2002          $   11,823                     $   11,804
7/31/2002          $   11,911                     $   11,947
8/31/2002          $   12,114                     $   12,149
9/30/2002          $   12,295                     $   12,345
10/31/2002         $   12,114                     $   12,289
11/30/2002         $   12,093                     $   12,285
12/31/2002         $   12,281                     $   12,539
1/31/2003          $   12,292                     $   12,551
2/28/2003          $   12,473                     $   12,724
3/31/2003          $   12,458                     $   12,714
4/30/2003          $   12,554                     $   12,819
5/31/2003          $   12,776                     $   13,058
6/30/2003          $   12,731                     $   13,031
7/31/2003          $   12,330                     $   12,594
8/31/2003          $   12,399                     $   12,677
9/30/2003          $   12,730                     $   13,013
10/31/2003         $   12,609                     $   12,892
11/30/2003         $   12,633                     $   12,923
12/31/2003         $   12,741                     $   13,054
1/31/2004          $   12,846                     $   13,159
2/29/2004          $   12,988                     $   13,301
3/31/2004          $   13,090                     $   13,401
4/30/2004          $   12,767                     $   13,052
5/31/2004          $   12,699                     $   13,000
6/30/2004          $   12,773                     $   13,074
7/31/2004          $   12,907                     $   13,201

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                              INCEPTION     1-YEAR     LIFE
CMG Core Bond                                   9/1/00       4.67      6.73
Lehman Brothers Aggregate Bond Index                         4.84      7.35

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                              INCEPTION     1-YEAR     LIFE
CMG Core Bond                                   9/1/00       0.32       6.60
Lehman Brothers Aggregate Bond Index                         0.32       7.24

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Index performance is from September 1, 2000.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG CORE BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

               ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE                 EXPENSES PAID
            BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)            DURING THE PERIOD ($)
            ACTUAL       HYPOTHETICAL        ACTUAL         HYPOTHETICAL       ACTUAL       HYPOTHETICAL
           1,000.00        1,000.00         1,004.13          1,023.32          1.54            1.56

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.31%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Short Term Bond Fund returned 2.72% for the 12-month period ended July 31, 2004. The fund outperformed both the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 1-5 Year Government/Corporate Bond Index, which returned 1.42% and 2.29%, respectively, during the period. The fund also outperformed its peer group, the Lipper Short Investment Grade Debt Funds Category, whose average return was 1.74%.(1) The fund's "barbell" structure, which combines short-term floating rate instruments with securities at the longer end of its maturity spectrum, was chiefly responsible for the strong showing.

For most of the 12-month period, the fixed-income market rewarded investors who were willing to take on risk by investing in bonds with longer maturities or lower credit quality. This environment was slightly negative for the fund, which concentrates on higher quality short-term bonds. In addition, the fund sacrificed some performance by maintaining a shorter duration than its benchmarks. Duration is a measure of interest-rate sensitivity.

However, the fund was able to generate a competitive return because of its barbell structure. We owned short-term floating rate notes, which carried higher yields than Treasury securities of comparable maturities. We also owned longer-term securities--in this context, those with maturities of about five years--which increased in value as long-term interest rates declined.

On June 30, the Federal Reserve Board raised the federal funds rate--the key overnight bank lending rate--from 1.00% to 1.25%.(2) In anticipation of the Fed's action, fixed income markets were weak during the spring and early summer. Lower quality bonds were especially weak, reversing a trend that had been in place for over a year. In this changed environment, the fund's relatively defensive positioning was helpful.

The fund also was aided by its emphasis on the mortgage sector. During the first part of the period, we shifted investments from conventional passthrough securities into structured instruments such as CMOs (collateralized mortgage obligations). This was a defensive move in advance of rising interest rates. Refinancing activity tends to slow when interest rates rise, delaying the return of principal to holders of conventional mortgage bonds.

The benefit of our strategy emerged when rates ticked higher toward the end of the period and bond prices fell across all sectors. The loss sustained by Treasury and corporate bonds was twice that suffered by mortgage bonds.

Because we had expected higher interest rates for some time, we did not have to make significant adjustments to the fund after the Fed declared that a series of incremental rate hikes may be in store. In particular, our emphasis on floating rate securities, whose interest payments are adjusted with market rates, helped to position the fund for a rising-rate environment.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2)  In August, the federal funds rate was increased to 1.50%.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were (%):

     Federal Home Loan Mortgage Corp., 3.000% 06/15/2009                3.1
     SLM Student Loan Trust, 2.260% 01/25/2013                          2.7
     Federal Home Loan Mortgage Corp., 4.000% 2026 (various pools)      2.5
     KeyCorp Student Loan Trust, 1.970% 10/25/2025                      2.2
     New Century Home Equity Loan Trust, 1.820% 01/25/2034              2.1
     Countrywide Home Loans, 1.500% 08/25/2018                          2.1
     U.S. Treasury Inflation Index Bond, 3.625% 01/15/2008              2.0
     Residential Asset Securitization Trust, 1.900% 02/25/2034          1.9
     Countrywide Home Loans, 1.950% 03/25/2034                          1.6
     Residential Asset Securitization Trust, 5.500% 07/25/2033          1.3

We appreciate your continued confidence in the CMG Short Term Bond Fund.

The Columbia Investment Team
July 31, 2004

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds or political and economic developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 2, 1998 TO JULY 31, 2004

                                                MERRILL LYNCH 1-5 YEAR
               CMG SHORT TERM BOND FUND    GOVERNMENT/CORPORATE BOND INDEX    MERRILL LYNCH 1-3 YEAR TREASURY INDEX
2/2/98                $   10,000                     $    10,000                           $    10,000
2/28/98               $   10,005                     $    10,002                           $    10,010
3/31/98               $   10,040                     $    10,041                           $    10,051
4/30/98               $   10,099                     $    10,088                           $    10,098
5/31/98               $   10,168                     $    10,150                           $    10,152
6/30/98               $   10,236                     $    10,209                           $    10,205
7/31/98               $   10,279                     $    10,255                           $    10,253
8/31/98               $   10,425                     $    10,403                           $    10,382
9/30/98               $   10,563                     $    10,589                           $    10,519
10/31/98              $   10,536                     $    10,623                           $    10,570
11/30/98              $   10,561                     $    10,608                           $    10,561
12/31/98              $   10,612                     $    10,648                           $    10,598
1/31/99               $   10,691                     $    10,701                           $    10,640
2/28/99               $   10,608                     $    10,605                           $    10,588
3/31/99               $   10,688                     $    10,692                           $    10,661
4/30/99               $   10,723                     $    10,727                           $    10,695
5/31/99               $   10,687                     $    10,685                           $    10,689
6/30/99               $   10,704                     $    10,716                           $    10,722
7/31/99               $   10,695                     $    10,728                           $    10,756
8/31/99               $   10,705                     $    10,749                           $    10,787
9/30/99               $   10,815                     $    10,836                           $    10,858
10/31/99              $   10,847                     $    10,861                           $    10,887
11/30/99              $   10,875                     $    10,879                           $    10,908
12/31/99              $   10,886                     $    10,881                           $    10,923
1/31/2000             $   10,879                     $    10,857                           $    10,918
2/29/2000             $   10,956                     $    10,934                           $    10,992
3/31/2000             $   11,046                     $    11,019                           $    11,060
4/30/2000             $   11,040                     $    11,027                           $    11,088
5/31/2000             $   11,075                     $    11,059                           $    11,134
6/30/2000             $   11,233                     $    11,205                           $    11,250
7/31/2000             $   11,316                     $    11,284                           $    11,321
8/31/2000             $   11,431                     $    11,389                           $    11,404
9/30/2000             $   11,543                     $    11,492                           $    11,487
10/31/2000            $   11,598                     $    11,544                           $    11,549
11/30/2000            $   11,743                     $    11,676                           $    11,658
12/31/2000            $   11,929                     $    11,846                           $    11,797
1/31/2001             $   12,094                     $    12,017                           $    11,944
2/28/2001             $   12,197                     $    12,111                           $    12,022
3/31/2001             $   12,295                     $    12,221                           $    12,122
4/30/2001             $   12,301                     $    12,229                           $    12,155
5/31/2001             $   12,386                     $    12,301                           $    12,223
6/30/2001             $   12,440                     $    12,346                           $    12,264
7/31/2001             $   12,639                     $    12,544                           $    12,402
8/31/2001             $   12,734                     $    12,636                           $    12,473
9/30/2001             $   12,918                     $    12,862                           $    12,679
10/31/2001            $   13,064                     $    13,013                           $    12,800
11/30/2001            $   12,973                     $    12,935                           $    12,772
12/31/2001            $   12,945                     $    12,908                           $    12,777
1/31/2002             $   13,010                     $    12,946                           $    12,802
2/28/2002             $   13,080                     $    13,026                           $    12,864
3/31/2002             $   12,995                     $    12,896                           $    12,776
4/30/2002             $   13,104                     $    13,074                           $    12,919
5/31/2002             $   13,205                     $    13,174                           $    12,971
6/30/2002             $   13,284                     $    13,289                           $    13,080
7/31/2002             $   13,352                     $    13,459                           $    13,240
8/31/2002             $   13,464                     $    13,573                           $    13,285
9/30/2002             $   13,588                     $    13,746                           $    13,395
10/31/2002            $   13,456                     $    13,744                           $    13,426
11/30/2002            $   13,452                     $    13,720                           $    13,384
12/31/2002            $   13,581                     $    13,930                           $    13,511
1/31/2003             $   13,599                     $    13,937                           $    13,510
2/28/2003             $   13,699                     $    14,059                           $    13,567
3/31/2003             $   13,724                     $    14,087                           $    13,591
4/30/2003             $   13,774                     $    14,151                           $    13,617
5/31/2003             $   13,888                     $    14,302                           $    13,669
6/30/2003             $   13,900                     $    14,321                           $    13,689
7/31/2003             $   13,713                     $    14,136                           $    13,615
8/31/2003             $   13,743                     $    14,144                           $    13,625
9/30/2003             $   13,919                     $    14,369                           $    13,749
10/31/2003            $   13,863                     $    14,282                           $    13,698
11/30/2003            $   13,866                     $    14,280                           $    13,691
12/31/2003            $   13,949                     $    14,389                           $    13,770
1/31/2004             $   14,008                     $    14,442                           $    13,798
2/29/2004             $   14,082                     $    14,546                           $    13,864
3/31/2004             $   14,133                     $    14,627                           $    13,907
4/30/2004             $   14,018                     $    14,399                           $    13,774
5/31/2004             $   13,997                     $    14,362                           $    13,761
6/30/2004             $   14,022                     $    14,378                           $    13,760
7/31/2004             $   14,087                     $    14,464                           $    13,806

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                                          INCEPTION   1-YEAR   5-YEAR   LIFE
CMG Short Term Bond                                         2/2/98     2.72     5.66    5.42
Merrill Lynch 1-5 Year Government/Corporate Bond Index                 2.29     6.16    5.85
Merrill Lynch 1-3 Year Treasury Index                                  1.42     5.12    5.09

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                                          INCEPTION   1-YEAR   5-YEAR   LIFE
CMG Short Term Bond                                         2/2/98     0.89     5.55    5.42
Merrill Lynch 1-5 Year Government/Corporate Bond Index                 0.40     6.06    5.84
Merrill Lynch 1-3 Year Treasury Index                                  0.50     5.11    5.10

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The index performance is from February 2, 1998.

The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, and investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity between 1-5 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG SHORT TERM BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

               ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE                 EXPENSES PAID
            BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)            DURING THE PERIOD ($)
            ACTUAL       HYPOTHETICAL        ACTUAL         HYPOTHETICAL       ACTUAL       HYPOTHETICAL
           1,000.00        1,000.00         1,005.67          1,023.62          1.25            1.26

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Ultra Short Term Bond Fund returned negative 0.08% from its inception on March 8, 2004 through July 31, 2004. The fund's performance reflected a challenging environment for bonds as interest rates rose during the period. The return was slightly lower than the return of the Citigroup One-Year U.S. Treasury Bill Index, which was negative 0.05% for the period.

The fund outperformed the Lipper Short Investment Grade Debt Funds Category average, which was negative 0.38% from February 29, 2004 through July 31, 2004.(1) We believe our decision to emphasize short-term floating rate notes and asset-backed bonds helped the fund do better than its peer group. The fund's sizable cash position (primarily in short-term corporate paper) also helped performance as interest rates headed higher. Going forward we plan to put more cash to work in other sectors. However, the fund will continue to maintain a sizeable cash position because of its short-term focus.

The fund launched during a period of increased economic momentum. A substantial increase in the number of new jobs added to the workforce was reported from March through May, an indication that the US labor market had finally turned the corner. The Federal Reserve Board responded to these and other signs of economic strength by announcing its intention to begin raising short-term interest rates at a measured pace. The Fed made good on its intentions by raising the federal funds rate from 1.00% to 1.25% on June 30, 2004.(2) Yields on one- and two-year Treasury notes rose sharply and prices fell in response to higher short-term rates, because yield and price move in opposite directions.

In an environment of rising interest rates, the fund benefited from its substantial position in floating rate bonds. These bonds, which typically adjust their yields quarterly, have less exposure to interest rate risk than fixed-rate securities. We also took advantage of the abilities of our asset-backed research team, which identified good values in securities issued by selected companies. Asset-backed bonds are secured by income-producing assets, such as equipment, automobiles or credit card receivables. Together floating rate and asset-backed securities accounted for nearly 30% of the fund's investments. Both positions aided the fund's performance during the quarter.

Despite recent weakness in several key economic indicators, we believe the economy will show improvement in the third quarter of 2004. We expect a stronger economy will lead to even higher short-term interest rates by year end, although the timing and extent of future rate increases are impossible to predict. An escalation in geopolitical risks as well as the outcome of the forthcoming presidential election could also have an impact on interest rates.

We continue to pay close attention to interest rates and the economy as we continue to put new money to work in the portfolio. More importantly, we will seek to take advantage of opportunities to invest in attractively valued bonds while adhering to the fund's conservative risk profile.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Performance as of February 29, 2004 was the closest available date to the fund's inception.

(2)  In August, the federal funds rate was increased to 1.50%.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2004 were (%):

     CIT Group, Inc., 1.409% 11/04/2005                                 3.0
     U.S. Treasury Bills, 1.625% 04/30/2005                             2.6
     U.S. Treasury Bills, 1.500% 07/31/2005                             2.1
     Federal Home Loan Bank, 3.625% 10/15/2004                          1.5
     Federal Home Loan Mortgage Corp., 2.810% 02/02/2006                1.5
     General Electric Capital Corp., 1.410% 05/12/2006                  1.5
     Federal Home Loan Bank, 1.625% 04/15/2005                          1.5
     Federal National Mortgage Association, zero coupon 03/04/2005      1.5
     Federal National Mortgage Association, zero coupon 04/29/2005      1.5
     Federal Home Loan Mortgage Corp., zero coupon 05/03/2005           1.5

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

The Columbia Investment Team
July 31, 2004

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds or political and economic developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MARCH 8, 2004 TO JULY 31, 2004

               CMG ULTRA SHORT TERM BOND FUND    CITIGROUP ONE-YEAR U.S. TREASURY BILL INDEX
3/8/2004                 $    10,000                             $    10,000
3/31/2004                $     9,999                             $    10,006
4/30/2004                $     9,977                             $     9,979
5/31/2004                $     9,972                             $     9,977
6/30/2004                $     9,972                             $     9,974
7/31/2004                $     9,992                             $     9,995

CUMULATIVE TOTAL RETURN AS OF JULY 31, 2004 (%)

                                                            INCEPTION      LIFE
CMG Ultra Short Term Bond Fund                               3/8/04       -0.08
Citigroup One-Year U.S. Treasury Bill Index                               -0.05

CUMULATIVE TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                                            INCEPTION      LIFE
CMG Ultra Short Term Bond Fund                               3/8/04       -0.27
Citigroup One-Year U.S. Treasury Bill Index                               -0.27

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The index performance is from March 8, 2004.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG ULTRA SHORT TERM BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

MARCH 8, 2004 (COMMENCEMENT OF OPERATIONS) - JULY 31, 2004

               ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE                 EXPENSES PAID
            BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)            DURING THE PERIOD ($)
            ACTUAL       HYPOTHETICAL        ACTUAL         HYPOTHETICAL       ACTUAL       HYPOTHETICAL
           1,000.00        1,000.00          999.26           1,018.96          0.98            0.99

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2004, the CMG High Yield Fund returned 8.60%. That was less than both the Merrill Lynch Intermediate BB Index, which returned 10.47%, and the average return of the Lipper High Current Yields Category, which was 11.91% for the period.(1) The fund's investment performance was held back because it did not own lower quality securities, which did especially well during the latter months of 2003. However, as the period wore on, the performance gap between higher and lower quality securities narrowed, and the fund's relative performance improved.

As the economic recovery unfolded in 2003, fixed-income investors became increasingly willing to assume the risks of lower quality securities in return for their higher yields. The market's preference for lower quality securities created a striking performance gap: BB-rated securities returned 11.44% during the 12 months ended July 31, 2004, while CCC-rated issues returned 18.03%. The fund's strategy to generally not own CCC-rated bonds, which carry a significantly higher bankruptcy risk than higher rated securities, placed it at a disadvantage to its peer group. However, CCC-rated securities lost ground in the second half of the period. In July, they suffered a sharp decline, mirroring a sell-off in the small-cap stock market.

The fund's returns were aided by favorable sector allocation decisions. In part, the fund benefited because of what it DIDN'T own. For example, the fund had no exposure to the airline sector, which suffered from increased competition and higher fuel prices. Similarly, we avoided the electric utility industry, where bonds issued by Calpine and others posted heavy losses during the second half of the period. The fund also had minimal exposure to the telecommunications sector, an industry in which many companies continued to struggle. The fund's only holding in this sector, Nextel (2.0% of net assets), improved its competitive standing during the past 12 months and was a positive performer for the fund.

Energy was the fund's single biggest sector position, and it benefited from the steady increase in oil prices during the period. At the end of the period, energy represented 13% of the fund's assets. Holdings in the cable television industry also made a positive contribution to performance. Satellite companies continued to take market share from traditional cable companies, a trend that favored fund holdings such as DirecTV and Echostar (1.8% and 2.1% of net assets, respectively).

Several issuers of securities that the fund holds were bought out or upgraded by rating agencies during the period. Among the fund's health care holdings, Apogent Technologies (1.7% of net assets) was bought by Fisher Scientific and its bonds appreciated sharply as a result. Within the automotive sector, American Axle and Lear were both raised to investment grade status, and the fund's bonds were sold or tendered.

The fund also made several new purchases during the period. The biggest addition to the portfolio was cruise operator Royal Caribbean (2.1% of net assets), which recently completed a major

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

program to augment its fleet. With capital spending now sharply down and the travel business showing increasing strength, the company offered an attractive risk/reward profile. We also added to our health care position by purchasing bonds of hospital company HCA (1.0% of net assets). HCA has been on our focus list for some time, and we purchased bonds when they became available at favorable yield levels.

On the sell side, the fund eliminated its position in entertainment company Six Flags, in anticipation of lower earnings. We also sold Canadian paper company Cascades because of valuation concerns.

Overall, the fundamentals of the high yield bond market remain attractive as default rates have continued to move down. At the end of June, the Moody's trailing 12-month default rate was 3.3%, versus 5.2% at the beginning of the year. We believe the high yield market is capable of holding its ground even if interest rates tick higher. High-yield securities have historically outperformed investment grade securities in rising-rate environments. The yield advantage once enjoyed by the lowest-quality issuers has shrunk considerably. We believe that this may raise the relative performance potential of BB-rated securities in the months ahead.

The fund's top ten issuers (as a percentage of net assets) as of July 31, 2004 were (%):

     Peabody Energy Corp.                                               2.2
     Iron Mountain, Inc.                                                2.1
     Caesars Entertainment                                              2.1
     Royal Caribbean Cruises Ltd.                                       2.1
     Echostar DBS                                                       2.1
     Station Casinos, Inc.                                              2.1
     Cott Beverages, Inc.                                               2.1
     R.H. Donnelley Financial Corp.                                     2.1
     Grant Prideco, Inc.                                                2.0
     Nextel Communications, Inc.                                        2.0

We appreciate your continued confidence in the CMG High Yield Fund.

The Columbia Investment Team
July 31, 2004

Investing in high yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, AUGUST 1, 1994 TO JULY 31, 2004

               CMG HIGH YIELD FUND    MERRILL LYNCH INTERMEDIATE BB INDEX    MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX
8/1/94              $   10,000                    $   10,000                                  $   10,000
8/31/94             $   10,074                    $   10,079                                  $   10,069
9/30/94             $   10,116                    $   10,068                                  $   10,065
10/31/94            $   10,130                    $   10,089                                  $   10,090
11/30/94            $   10,001                    $   10,024                                  $   10,004
12/31/94            $   10,129                    $   10,119                                  $   10,115
1/31/95             $   10,273                    $   10,284                                  $   10,258
2/28/95             $   10,582                    $   10,564                                  $   10,578
3/31/95             $   10,672                    $   10,689                                  $   10,725
4/30/95             $   10,908                    $   10,889                                  $   10,976
5/31/95             $   11,188                    $   11,236                                  $   11,319
6/30/95             $   11,283                    $   11,336                                  $   11,405
7/31/95             $   11,430                    $   11,390                                  $   11,535
8/31/95             $   11,459                    $   11,477                                  $   11,605
9/30/95             $   11,626                    $   11,604                                  $   11,737
10/31/95            $   11,800                    $   11,715                                  $   11,821
11/30/95            $   11,938                    $   11,874                                  $   11,936
12/31/95            $   12,139                    $   12,045                                  $   12,129
1/31/96             $   12,317                    $   12,214                                  $   12,320
2/29/96             $   12,382                    $   12,176                                  $   12,339
3/31/96             $   12,225                    $   12,097                                  $   12,305
4/30/96             $   12,202                    $   12,042                                  $   12,312
5/31/96             $   12,218                    $   12,075                                  $   12,400
6/30/96             $   12,235                    $   12,190                                  $   12,475
7/31/96             $   12,338                    $   12,257                                  $   12,559
8/31/96             $   12,571                    $   12,356                                  $   12,689
9/30/96             $   12,792                    $   12,566                                  $   12,962
10/31/96            $   12,934                    $   12,763                                  $   13,104
11/30/96            $   13,225                    $   13,012                                  $   13,369
12/31/96            $   13,315                    $   13,034                                  $   13,472
1/31/97             $   13,421                    $   13,141                                  $   13,576
2/28/97             $   13,601                    $   13,280                                  $   13,766
3/31/97             $   13,399                    $   13,156                                  $   13,613
4/30/97             $   13,530                    $   13,298                                  $   13,768
5/31/97             $   13,875                    $   13,511                                  $   14,046
6/30/97             $   14,046                    $   13,700                                  $   14,260
7/31/97             $   14,425                    $   14,028                                  $   14,602
8/31/97             $   14,402                    $   13,985                                  $   14,577
9/30/97             $   14,609                    $   14,185                                  $   14,819
10/31/97            $   14,600                    $   14,273                                  $   14,917
11/30/97            $   14,757                    $   14,366                                  $   15,059
12/31/97            $   14,929                    $   14,498                                  $   15,202
1/31/98             $   15,182                    $   14,675                                  $   15,428
2/28/98             $   15,259                    $   14,707                                  $   15,491
3/31/98             $   15,351                    $   14,788                                  $   15,625
4/30/98             $   15,407                    $   14,881                                  $   15,698
5/31/98             $   15,489                    $   14,999                                  $   15,808
6/30/98             $   15,602                    $   15,099                                  $   15,887
7/31/98             $   15,799                    $   15,197                                  $   15,977
8/31/98             $   15,266                    $   14,878                                  $   15,287
9/30/98             $   15,562                    $   15,153                                  $   15,318
10/31/98            $   15,477                    $   14,984                                  $   15,067
11/30/98            $   16,005                    $   15,307                                  $   15,752
12/31/98            $   16,022                    $   15,414                                  $   15,757
1/31/99             $   16,205                    $   15,515                                  $   15,913
2/28/99             $   16,117                    $   15,443                                  $   15,792
3/31/99             $   16,264                    $   15,605                                  $   15,928
4/30/99             $   16,389                    $   15,774                                  $   16,176
5/31/99             $   16,202                    $   15,615                                  $   16,065
6/30/99             $   16,172                    $   15,605                                  $   16,034
7/31/99             $   16,180                    $   15,640                                  $   16,058
8/31/99             $   16,039                    $   15,574                                  $   15,894
9/30/99             $   16,041                    $   15,636                                  $   15,834
10/31/99            $   16,065                    $   15,564                                  $   15,740
11/30/99            $   16,310                    $   15,712                                  $   15,920
12/31/99            $   16,407                    $   15,799                                  $   16,003
1/31/2000           $   16,333                    $   15,723                                  $   15,923
2/29/2000           $   16,369                    $   15,699                                  $   15,937
3/31/2000           $   16,261                    $   15,594                                  $   15,714
4/30/2000           $   16,376                    $   15,574                                  $   15,719
5/31/2000           $   16,360                    $   15,457                                  $   15,546
6/30/2000           $   16,733                    $   15,797                                  $   15,812
7/31/2000           $   16,875                    $   15,988                                  $   15,925
8/31/2000           $   17,184                    $   16,217                                  $   16,120
9/30/2000           $   17,165                    $   16,124                                  $   16,026
10/31/2000          $   17,028                    $   15,792                                  $   15,557
11/30/2000          $   16,805                    $   15,770                                  $   15,070
12/31/2000          $   17,285                    $   16,073                                  $   15,397
1/31/2001           $   17,952                    $   16,706                                  $   16,314
2/28/2001           $   18,118                    $   16,958                                  $   16,572
3/31/2001           $   18,020                    $   17,099                                  $   16,353
4/30/2001           $   17,976                    $   17,214                                  $   16,175
5/31/2001           $   18,066                    $   17,496                                  $   16,486
6/30/2001           $   17,831                    $   17,368                                  $   16,146
7/31/2001           $   18,003                    $   17,667                                  $   16,396
8/31/2001           $   18,282                    $   17,868                                  $   16,555
9/30/2001           $   17,527                    $   16,977                                  $   15,494
10/31/2001          $   18,207                    $   17,391                                  $   15,950
11/30/2001          $   18,733                    $   17,838                                  $   16,468
12/31/2001          $   18,549                    $   17,679                                  $   16,351
1/31/2002           $   18,677                    $   17,672                                  $   16,443
2/28/2002           $   18,522                    $   17,555                                  $   16,285
3/31/2002           $   18,763                    $   17,924                                  $   16,672
4/30/2002           $   18,908                    $   18,261                                  $   16,938
5/31/2002           $   18,872                    $   18,279                                  $   16,846
6/30/2002           $   18,379                    $   16,901                                  $   15,648
7/31/2002           $   18,079                    $   16,215                                  $   15,026
8/31/2002           $   18,421                    $   16,521                                  $   15,401
9/30/2002           $   18,335                    $   16,455                                  $   15,155
10/31/2002          $   18,316                    $   16,421                                  $   15,027
11/30/2002          $   18,921                    $   17,020                                  $   15,923
12/31/2002          $   19,068                    $   17,257                                  $   16,165
1/31/2003           $   19,267                    $   17,571                                  $   16,631
2/28/2003           $   19,463                    $   17,720                                  $   16,845
3/31/2003           $   19,810                    $   17,936                                  $   17,281
4/30/2003           $   20,311                    $   18,555                                  $   18,253
5/31/2003           $   20,337                    $   18,713                                  $   18,450
6/30/2003           $   20,614                    $   19,074                                  $   18,954
7/31/2003           $   20,269                    $   18,753                                  $   18,682
8/31/2003           $   20,417                    $   18,892                                  $   18,927
9/30/2003           $   20,873                    $   19,389                                  $   19,433
10/31/2003          $   21,104                    $   19,670                                  $   19,829
11/30/2003          $   21,278                    $   19,891                                  $   20,103
12/31/2003          $   21,529                    $   20,191                                  $   20,569
1/31/2004           $   21,733                    $   20,413                                  $   20,890
2/29/2004           $   21,829                    $   20,554                                  $   20,882
3/31/2004           $   22,064                    $   20,803                                  $   21,028
4/30/2004           $   21,864                    $   20,486                                  $   20,876
5/31/2004           $   21,437                    $   20,197                                  $   20,542
6/30/2004           $   21,669                    $   20,418                                  $   20,842
7/31/2004           $   22,027                    $   20,722                                  $   21,128

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2004 (%)

                                                   INCEPTION      1-YEAR     5-YEAR     10-YEAR
CMG High Yield Fund                                 7/6/94         8.60       6.36       8.22
Merrill Lynch Intermediate BB Index                               10.47       5.79       7.56
Merrill Lynch U.S High Yield, Cash Pay Index                      13.08       5.64       7.77

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                                   INCEPTION      1-YEAR     5-YEAR      LIFE
CMG High Yield Fund                                 7/6/94         5.13       6.03       8.05
Merrill Lynch Intermediate BB Index                                7.04       5.52       7.51(1)
Merrill Lynch U.S High Yield, Cash Pay Index                       9.97       5.38       7.71(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1 and 10 years. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1) Merrill Lynch Intermediate BB Index performance is from June 30, 1994. Merrill Lynch U.S. High Yield, Cash Pay Index performance is from July 6, 1994.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that the shareholder would pay on fund distributions or redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG HIGH YIELD FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during this period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2004 - JULY 31, 2004

               ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE                 EXPENSES PAID
            BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)            DURING THE PERIOD ($)
            ACTUAL       HYPOTHETICAL        ACTUAL         HYPOTHETICAL       ACTUAL       HYPOTHETICAL
           1,000.00        1,000.00         1,013.00          1,022.90          1.98            1.99

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                       YEAR          PERIOD                                             PERIOD
                                                      ENDED          ENDED              YEAR ENDED OCTOBER 31,          ENDED
                                                     JULY 31,       JULY 31,         ----------------------------    OCTOBER 31,
                                                       2004         2003 (a)            2002              2001         2000 (b)
                                                    ----------     ----------        ----------        ----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    10.38     $    10.52        $    10.83        $    10.02     $    10.00
                                                    ----------     ----------        ----------        ----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.37(c)        0.31(c)           0.56(c)(d)        0.65           0.11
   Net realized and unrealized gain (loss)
     on investments and futures contracts                 0.11          (0.12)            (0.15)(d)          0.81           0.02
                                                    ----------     ----------        ----------        ----------    -----------
      Total from investment operations                    0.48           0.19              0.41              1.46           0.13
                                                    ----------     ----------        ----------        ----------    -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                            (0.41)         (0.33)            (0.58)            (0.65)         (0.11)
   From net realized gains                               (0.09)             -             (0.14)                -(e)           -
                                                    ----------     ----------        ----------        ----------    -----------
      Total distributions                                (0.50)         (0.33)            (0.72)            (0.65)         (0.11)
                                                    ----------     ----------        ----------        ----------    -----------
NET ASSET VALUE, END OF PERIOD                      $    10.36     $    10.38        $    10.52        $    10.83     $    10.02
                                                    ==========     ==========        ==========        ==========    ===========

TOTAL RETURN (f)(g)                                       4.67%          1.76%(h)          3.97%            15.01%          1.31%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   32,810     $   30,512        $   27,412        $   28,774     $   10,866
Ratio of net expenses to average net assets (i)           0.35%          0.40%(j)          0.40%             0.40%          0.40%(j)
Ratio of net investment income to average
   net assets (i)                                         3.54%          3.95%(j)          5.34%(d)          6.14%          6.57%(j)
Waiver/reimbursement                                      0.25%          0.29%(j)          0.16%             0.25%          1.06%(j)
Portfolio turnover rate                                    231%           181%(h)           147%              140%           103%(h)

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share data by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                YEAR         PERIOD
                                               ENDED          ENDED                         YEAR ENDED OCTOBER 31,
                                              JULY 31,       JULY 31,       ------------------------------------------------------
                                                2004         2003 (a)          2002              2001         2000        1999
                                             ----------     ----------      ----------        ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $    12.01     $    12.15      $    12.41        $    11.73   $    11.72  $    12.09
                                             ----------     ----------      ----------        ----------   ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                           0.35(b)        0.34(b)         0.59(b)(c)        0.76         0.77        0.72
   Net realized and unrealized gain (loss)
     on investments                               (0.03)         (0.11)          (0.22)(c)          0.68         0.01       (0.37)
                                             ----------     ----------      ----------        ----------   ----------  ----------
      Total from investment operations             0.32           0.23            0.37              1.44         0.78        0.35
                                             ----------     ----------      ----------        ----------   ----------  ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                     (0.38)         (0.37)          (0.63)            (0.76)       (0.77)      (0.72)
   From net realized gains                            -              -               -                 -            -           -(d)
                                             ----------     ----------      ----------        ----------   ----------  ----------
      Total distributions                         (0.38)         (0.37)          (0.63)            (0.76)       (0.77)      (0.72)
                                             ----------     ----------      ----------        ----------   ----------  ----------

NET ASSET VALUE, END OF PERIOD               $    11.95     $    12.01      $    12.15        $    12.41   $    11.73  $    11.72
                                             ==========     ==========      ==========        ==========   ==========  ==========

TOTAL RETURN (e)(f)                                2.72%          1.91%(g)        3.12%            12.62%        6.92%       2.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $  119,125     $  113,193      $  140,757        $   89,791   $   82,809  $  144,821
Ratio of net expenses to average
   net assets (h)                                  0.25%          0.25%(i)        0.25%             0.25%        0.25%       0.25%
Ratio of interest expense to average
   net assets                                         -              -(i)(j)         -                 -            -           -
Ratio of net investment income to average
   net assets (h)                                  2.91%          3.79%(i)        4.73%(c)          6.27%        6.56%       6.22%
Waiver/reimbursement                               0.10%          0.08%(i)        0.05%             0.08%        0.08%       0.07%
Portfolio turnover rate                              79%            93%(g)         132%               82%          86%        128%

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the period ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage agreements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                                                                     PERIOD
                                                                     ENDED
                                                                    JULY 31,
                                                                    2004 (a)
                                                                  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      10.00
                                                                  ------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                              0.07
   Net realized and unrealized loss on investments                       (0.08)
                                                                  ------------
      Total from investment operations                                   (0.01)
                                                                  ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                            (0.11)
                                                                  ------------
NET ASSET VALUE, END OF PERIOD                                    $       9.88
                                                                  ============

TOTAL RETURN (c)(d)(e)                                                   (0.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                 $     67,235
Ratio of net expenses to average net assets (f)                           0.25%
Ratio of net investment income to average net assets (f)                  1.69%
Waiver/reimbursement (f)                                                  0.22%
Portfolio turnover rate (e)                                                 12%

(a) The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                          YEAR           PERIOD
                                          ENDED          ENDED                            YEAR ENDED OCTOBER 31,
                                        JULY 31,        JULY 31,          -------------------------------------------------------
                                          2004           2003 (a)            2002             2001         2000        1999 (b)
                                       -----------     -----------        -----------       -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD   $      7.90     $      7.55        $      8.14       $      8.30  $      8.54  $      8.95
                                       -----------     -----------        -----------       -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.53(c)         0.43(c)            0.64(c)(d)        0.72         0.73         0.74
   Net realized and unrealized gain
     (loss) on investments                    0.14            0.37              (0.58)(d)         (0.16)       (0.24)       (0.41)
                                       -----------     -----------        -----------       -----------  -----------  -----------
      Total from investment operations        0.67            0.80               0.06              0.56         0.49         0.33
                                       -----------     -----------        -----------       -----------  -----------  -----------

LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
   From net investment income                (0.57)          (0.45)             (0.65)            (0.72)       (0.73)       (0.74)
   From net realized gains                       -               -                  -                 -            -            -(e)
                                       -----------     -----------        -----------       -----------  -----------  -----------
      Total distributions declared
        to shareholders                      (0.57)          (0.45)             (0.65)            (0.72)       (0.73)       (0.74)
                                       -----------     -----------        -----------       -----------  -----------  -----------

NET ASSET VALUE, END OF PERIOD         $      8.00     $      7.90        $      7.55       $      8.14  $      8.30  $      8.54
                                       ===========     ===========        ===========       ===========  ===========  ===========

TOTAL RETURN (f)                              8.60%(g)       10.67%(g)(h)        0.60%             6.92%        6.01%        3.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $   382,157     $   429,042        $   286,228       $   348,979  $   319,985  $   271,551
Ratio of net expenses to average
   net assets (i)                             0.40%           0.42%(j)           0.42%             0.44%        0.43%        0.43%
Ratio of net investment income to
   average net assets (i)                     6.64%           7.32%(j)           7.98%(d)          8.63%        8.70%        8.39%
Waiver/reimbursement                          0.02%           0.01%(j)              -                 -            -            -
Portfolio turnover rate                         47%             47%(h)             62%               59%          56%          62%

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share data by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
U.S. Government & Agency Securities (41.4%)
  U.S. Treasury Notes & Bonds (9.1%)
    U.S. Treasury Bonds
      7.250% 05/15/2016                                        $       925,000   $     1,130,379
    U.S. Treasury Inflation Index Bonds
      3.625% 01/15/2008                                                825,047           903,071
    U.S. Treasury Notes
      4.875% 02/15/2012                                                900,000           937,687
                                                                                 ---------------
                                                                                       2,971,137
                                                                                 ---------------
  U.S. Agency Bonds (1.6%)
    Federal Home Loan Bank
      2.125% 12/15/2004 (a)                                             50,000            50,097
      3.625% 10/15/2004                                                480,000           481,958
                                                                                 ---------------
                                                                                         532,055
                                                                                 ---------------
  Government National Mortgage Association (GNMA) (0.3%)
      7.000% 01/15/2032 - 03/15/2032                                    99,416           105,635
                                                                                 ---------------
  Federal Home Loan Mortgage Corp. (FHLMC) (10.8%)
      3.500% 10/01/2018                                                356,367           331,985
      5.000% 04/01/2019                                                299,970           302,034
      5.000% 05/01/2034                                                974,828           950,500
      6.000% 05/01/2017                                                258,074           269,818
    To Be Announced
      5.000% 01/01/2019 (b)                                          1,000,000         1,006,250
      5.500% 11/01/2017 - 03/01/2018 (b)                               660,000           668,811
                                                                                 ---------------
                                                                                       3,529,398
                                                                                 ---------------
  Federal National Mortgage Association (FNMA) (0.9%)
      4.000% 03/01/2019                                                308,035           295,713
                                                                                 ---------------
  Agency Collateralized Mortgage Obligations (18.7%)
    FHLMC GNMA Gtd. Multiclass Mtg. Partn. Ctfs.
      Series 1602 Cl. PJ
      6.500% 10/15/2023                                                100,000           106,658
      Series 2113 Cl. MU
      6.500% 08/15/2027                                                 25,707            25,798
      Series 2687 Cl. MQ
      4.500% 10/15/2018                                                220,000           221,579
      Series 2689 Cl. PC
      4.000% 09/15/2015                                                360,000           352,686
      Series 2695 Cl. AT
      4.000% 10/15/2026                                                925,000           923,702
      Series 2695 Cl. BO
      4.500% 08/15/2028                                              1,030,000         1,011,432
      Series 2695 Cl. DG
      4.000% 10/15/2018                                                600,000           541,810
      Series 2700 Cl. PD
      4.500% 02/15/2027                                                900,000           894,128

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
U.S. Government & Agency Securities (continued)
  Agency Collateralized Mortgage Obligations (continued)
    FNMA Gtd. Remic Pass Thru Ctfs.
      Remic Tr. 2001-34 Cl. AE
      6.000% 07/25/2029                                        $        68,935   $        69,040
      Remic Tr. 2001-56 Cl. KD
      6.500% 07/25/2030                                                 33,551            33,874
      Remic Tr. 2002-8 Cl. PD
      6.500% 07/25/2030                                                 73,975            75,909
      Remic Tr. 2003-87 Cl. TG
      4.500% 11/25/2014                                                900,000           899,036
    GNMA Gtd. Remic Pass Thru Secs.
      Remic Tr. 2003-97 Cl. NC
      4.500% 04/16/2028                                              1,000,000           995,665
                                                                                 ---------------
                                                                                       6,151,317
                                                                                 ---------------
    Total U.S. Government & Agency Securities
      (Cost of $13,597,894)                                                           13,585,255
                                                                                 ---------------
Corporate Notes & Bonds (31.9%)
  Financials (10.7%)
    Allstate Financial Global Funding II
      2.625% 10/22/2006 (c)                                            150,000           148,146
    American Express Credit Corp.
      3.000% 05/16/2008                                                275,000           266,544
    American General Finance
      5.375% 09/01/2009                                                 50,000            52,100
    Capital One Bank
      4.875% 05/15/2008                                                100,000           101,977
    CIT Group, Inc.
      4.125% 02/21/2006                                                150,000           152,699
    Citigroup, Inc.
      7.250% 10/01/2010                                                215,000           243,408
    Countrywide Home Loans
      2.875% 02/15/2007                                                225,000           221,213
    Genworth Financial, Inc.
      4.750% 06/15/2009                                                200,000           202,668
    Goldman Sachs Capital 1
      6.345% 02/15/2034                                                150,000           143,619
    Health Care Property Investors, Inc.
      6.875% 06/08/2015                                                125,000           129,161
    Household Finance Corp.
      6.400% 06/17/2008                                                230,000           248,559
    JPMorgan Chase & Co.
      5.750% 01/02/2013                                                250,000           256,883
    Merrill Lynch & Co.
      4.125% 01/15/2009                                                150,000           149,120
    Morgan Stanley & Co.
      4.750% 04/01/2014                                                175,000           163,404
    SLM Corp.
      5.125% 08/27/2012                                                200,000           198,254

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Financials (continued)
    U.S. Bank N.A.
      6.375% 08/01/2011                                        $       200,000   $       218,044
    Wachovia Corp.
      3.500% 08/15/2008                                                250,000           245,287
    Washington Mutual, Inc.
      5.625% 01/15/2007                                                125,000           131,637
    Wells Fargo Financial, Inc.
      5.900% 05/21/2006                                                225,000           236,176
                                                                                 ---------------
                                                                                       3,508,899
                                                                                 ---------------
  Industrial (18.7%)
    Alcan, Inc.
      7.250% 03/15/2031                                                125,000           143,129
    Anheuser-Busch Companies, Inc.
      5.750% 04/01/2010                                                 50,000            53,137
    Anthem, Inc.
      6.800% 08/01/2012                                                200,000           221,002
    AT&T Wireless Services, Inc.
      8.750% 03/01/2031                                                125,000           155,379
    Boeing Co.
      6.125% 02/15/2033                                                175,000           173,329
    Canadian National Railway Co.
      7.195% 01/02/2016                                                 74,295            85,408
    Coca-Cola Enterprises, Inc.
      6.950% 11/15/2026                                                125,000           139,531
    ConocoPhillips
      8.500% 05/25/2005                                                100,000           105,041
    Cox Enterprises, Inc.
      8.000% 02/15/2007 (c)                                            130,000           143,264
    DaimlerChrysler N.A. Holding Corp.
      8.500% 01/18/2031                                                140,000           164,247
    Deutsche Telekom International Finance BV
      8.500% 06/15/2010                                                150,000           176,793
    Devon Financing Corp.
      6.875% 09/30/2011                                                100,000           117,246
    Diageo Capital PLC
      3.375% 03/20/2008                                                250,000           245,750
    Ford Motor Credit Co.
      7.375% 10/28/2009                                                285,000           305,229
    General Electric Co.
      5.000% 02/01/2013                                                350,000           349,314
    General Mills, Inc.
      2.625% 10/24/2006                                                200,000           196,368
    General Motors Acceptance Corp.
      7.750% 01/19/2010                                                250,000           272,025
    International Business Machines Corp.
      5.875% 11/29/2032                                                250,000           246,865

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Industrial (continued)
    International Paper Co.
      4.250% 01/15/2009                                        $       175,000   $       173,175
    Jones Intercable, Inc.
      7.625% 04/15/2008                                                175,000           193,707
    Kroger Co.
      6.200% 06/15/2012                                                160,000           168,640
    Lockheed Martin Corp.
      8.500% 12/01/2029                                                 85,000           107,902
    Lowe's Companies, Inc.
      6.500% 03/15/2029                                                175,000           186,013
    Marathon Oil Corp.
      6.800% 03/15/2032                                                125,000           132,160
    Newell Rubbermaid, Inc.
      4.000% 05/01/2010                                                110,000           105,037
    Pepsi Americas, Inc.
      3.875% 09/12/2007                                                125,000           125,675
    Sprint Capital Corp.
      6.875% 11/15/2028                                                100,000            99,152
    Target Corp.
      7.000% 07/15/2031                                                150,000           169,331
    Time Warner, Inc.
      6.625% 05/15/2029                                                200,000           195,888
    Union Pacific Corp.
      3.875% 02/15/2009                                                135,000           132,274
    United Technologies Corp.
      7.125% 11/15/2010                                                100,000           114,090
    Verizon Global
       7.250% 12/01/2010                                               150,000           169,037
    Vodafone Group PLC
      7.750% 02/15/2010                                                200,000           230,662
    Wal-Mart Stores, Inc.
      4.125% 02/15/2011                                                250,000           242,960
    Waste Management, Inc.
      7.375% 08/01/2010                                                150,000           169,480
    Wyeth
      5.500% 02/01/2014                                                125,000           120,714
                                                                                 ---------------
                                                                                       6,128,954
                                                                                 ---------------
  Utilities (2.5%)
    CenterPoint Energy Houston
      5.750% 01/15/2014                                                150,000           155,768
    Exelon Generation Co. LLC
      6.950% 06/15/2011                                                150,000           165,445
    Kinder Morgan Energy Partners LP
      6.750% 03/15/2011                                                175,000           189,408
    PSEG Power LLC
      6.950% 06/01/2012                                                125,000           136,981

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Utilities (continued)
    Sempra Energy
      4.750% 05/15/2009                                        $       175,000   $       176,473
                                                                                 ---------------
                                                                                         824,075
                                                                                 ---------------
    Total Corporate Notes & Bonds
      (Cost of $10,674,450)                                                           10,461,928
                                                                                 ---------------
International Notes & Bonds (2.5%)
    Quebec Province
      6.500% 01/17/2006                                                275,000           289,679
    Republic of Italy
      2.500% 03/31/2006                                                300,000           298,659
    United Mexican States
      7.500% 04/04/2033                                                230,000           228,275
                                                                                 ---------------
    Total International Notes & Bonds
      (Cost of $817,703)                                                                 816,613
                                                                                 ---------------
Other Securitized Loans (18.6%)
  Asset-Backed Securities (6.9%)
    ABSF Mortgage Loan Trust
      Series 2002-4 Cl. A
      4.428% 12/15/2033                                                752,071           729,524
  Honda Auto Receivables Owner Trust
      Series 2000-3 Cl. A3
      3.000% 05/18/2006                                                262,630           263,778
  IMC Home Equity Loan Trust
      Series 1997-3 Cl. A6
      7.520% 08/20/2028                                                 34,617            34,672
      Series 1997-5 Cl. A9
      7.310% 11/20/2028                                                 72,433            72,605
  New Century Home Equity Loan Trust
      Series 1999-NCA Cl. A7
      7.320% 07/25/2029                                                 33,568            34,624
      Series 2003-5 Cl. AI2
      2.940% 11/25/2033                                              1,020,000         1,013,054
  Wilshire Mortgage Loan Trust
      Series 1997-2 Cl. A5
      7.255% 05/25/2028                                                 92,864            97,414
                                                                                 ---------------
                                                                                       2,245,671
                                                                                 ---------------
  Collateralized Mortgage Obligations (11.3%)
    Bear Stearns Asset Backed Securities, Inc.
      Series 2003-AC7 Cl. A1
      5.000% 01/25/2034                                                584,744           590,609
    Countrywide Alternative Loan Trust
      Series 2004-2CB Cl. 1A4
      1.850% 03/25/2034                                                271,319           271,246

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Other Securitized Loans (continued)
  Collateralized Mortgage Obligations (continued)
    Countrywide Home Loans
      Series 2003-49 Cl. A9
      4.629% 12/19/2033 (d)                                    $       322,326   $       318,687
    First Nationwide Trust
      Series 2000-1 Cl. IIA3
      8.000% 10/25/2030                                                 29,610            29,643
    GMAC Mortgage Corporation Loan Trust
      Series 2003-GH2 Cl. A4
      5.000% 10/25/2033                                                680,000           644,205
    IMPAC Secured Assets Corp.
      Series 2002-3 Cl. A3
      6.360% 08/25/2032                                                229,079           231,477
    Residential Funding Mortgage Securities I, Inc.,
    Mtg. Pass Thru Secs.
      Series 2003-S14 Cl. A5
      1.850% 07/25/2018 (d)                                            476,015           474,325
    Structured Asset Securities Corp.
      Series 2003-21 Cl. 1A3
      5.500% 07/25/2033                                              1,150,495         1,158,721
                                                                                 ---------------
                                                                                       3,718,913
                                                                                 ---------------
  Commercial Mortgage-Backed Securities (0.4%)
    GMAC Commercial Mortgage Asset Corp.
      Series 2001-FLAA Cl. B1
      1.880% 6/15/2013 (c)(d)                                           42,893            42,898
    NationsLink Funding Corp.
      Series 1999-Sl Cl. A5
      6.888% 11/10/2030                                                 90,000            97,495
                                                                                 ---------------
                                                                                         140,393
                                                                                 ---------------
    Total Other Securitized Loans
      (Cost of $5,880,346)                                                             6,104,977
                                                                                 ---------------
Short-Term Obligation (10.2%)
  U.S. Treasury Bill (0.5%)
      1.110% 08/05/2004                                                175,000           174,978
                                                                                 ---------------
  Repurchase Agreement (9.7%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/2004, due 08/02/2004 at 1.230%,
      collateralized by a U.S. Treasury Note
      maturing 02/15/2012, market value of $3,245,650
      (repurchase proceeds $3,180,326)                               3,180,000         3,180,000
                                                                                 ---------------
    Total Short-Term Obligations
      (Cost of $3,355,000)                                                             3,354,978
                                                                                 ---------------
    Total Investments (104.6%)
      (Cost of $34,325,393) (e)                                                       34,323,751

    Other Assets & Liabilities, Net (-4.6%)                                           (1,513,716)
                                                                                 ---------------

    Net Assets (100.0%)                                                          $    32,810,035
                                                                                 ===============

                 See Accompanying Notes to Financial Statements.

At July 31, 2004, the fund held the following open short futures contracts:

                                              AGGREGATE FACE    EXPIRATION        UNREALIZED
TYPE                             VALUE            VALUE            DATE          DEPRECIATION
-----------------------------------------------------------------------------------------------
2 Year U.S. Treasury Note   $     3,378,000   $    3,365,250     Sept-04      $        (12,750)

Notes to Schedule of Investments:
   (a) Security pledged as collateral for open futures contracts.
   (b) This security has been purchased on a delayed delivery basis.
   (c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, these securities amounted to $334,308, which represents 1.0% of net assets.
   (d) Variable rate security. The interest rate shown reflects the rate as of July 31, 2004.
   (e) Cost for federal income tax purposes is $34,446,818.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
U.S. Government & Agency Securities (14.3%)
  U.S. Treasury Note & Bond (2.5%)
    U.S. Treasury Inflation Index Bond
      3.625% 01/15/2008                                        $     2,170,869   $     2,376,168
    U.S. Treasury Notes
      3.500% 11/15/2006                                                600,000           608,813
                                                                                 ---------------
                                                                                       2,984,981
                                                                                 ---------------
  U.S. Agency Bonds (8.1%)
    Federal Home Loan Mortgage Corp. (FHLMC)
      3.000% 06/15/2009                                              3,737,320         3,749,583
      4.000% 09/15/2015 - 10/15/2026                                 2,970,000         2,961,067
      4.500% 11/01/2007                                              1,095,808         1,108,933
      5.500% 12/01/2017                                                867,263           892,102
      6.500% 11/15/2030                                                484,408           496,608
    To be announced
      5.500% TBA (a)                                                   450,000           461,529
                                                                                 ---------------
                                                                                       9,669,822
                                                                                 ---------------
Federal National Mortgage Association (FNMA) (2.5%)
      2.000% 09/25/2018                                                717,927           720,081
      5.500% 02/01/2018                                              1,509,780         1,553,519
      6.000% 03/01/2009 - 05/01/2009                                   746,522           763,631
                                                                                 ---------------
                                                                                       3,037,231
                                                                                 ---------------
  Other Government Agencies (1.2%)
    A.I.D., Morocco
      1.980% 05/01/2023 (b)                                            380,000           372,780
    Small Business Administration
      1.875% 10/25/2021 - 06/25/2022 (b)                               596,432           603,293
      2.000% 07/25/2021 - 11/25/2021 (b)                               117,716           119,028
      2.375% 01/25/2017 (b)                                            286,339           291,390
                                                                                 ---------------
                                                                                       1,386,491
                                                                                 ---------------
    Total U.S. Government & Agency Securities
      (Cost of $17,139,705)                                                           17,078,525
                                                                                 ---------------
Corporate Notes & Bonds (36.1%)
  Financials (15.0%)
    Allstate Financial Global Funding II
      2.625% 10/22/2006 (c)                                            600,000           592,584
    American Express Credit Corp.
      3.000% 05/16/2008                                              1,000,000           969,250
    American General Finance Corp.
      3.000% 11/15/2006                                                250,000           248,000
    American International Group, Inc.
      2.875% 05/15/2008                                                650,000           631,130
    Bear Stearns Co., Inc.
      6.500% 05/01/2006                                                600,000           634,962
    Capital One Bank
      4.875% 05/15/2008                                                350,000           356,920

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Financials (continued)
    CIT Group, Inc.
      4.125% 02/21/2006                                        $       350,000   $       356,296
    Citigroup, Inc.
      6.750% 12/01/2005                                                950,000         1,000,131
    Countrywide Home Loans
      2.875% 02/15/2007                                                500,000           491,585
    Credit Suisse First Boston (USA), Inc.
      5.750% 04/15/2007                                                600,000           633,378
    Fifth Third Bank
      2.700% 01/30/2007                                                700,000           692,580
    General Electric Capital Corp.
      4.250% 01/15/2008                                              1,450,000         1,473,649
    Genworth Financial, Inc.
      4.750% 06/15/2009                                                500,000           506,670
    Goldman Sachs Group, Inc.
      4.125% 01/15/2008                                                325,000           327,324
    Health Care Property Investors, Inc.
      6.875% 06/08/2005                                                500,000           516,645
    Household Finance Corp.
      6.400% 06/17/2008                                                475,000           513,328
    JPMorgan Chase & Co.
      3.125% 12/11/2006                                              1,000,000           995,900
    Lehman Brothers Holdings, Inc.
      4.000% 01/22/2008                                                550,000           552,101
    Marshall & Isley Corp.
      4.375% 08/01/2009                                                600,000           600,906
    Merrill Lynch & Co., Inc.
      2.470% 03/10/2006                                                700,000           694,057
    Morgan Stanley
      6.100% 04/15/2006                                                650,000           683,768
    US Bancorp
      3.125% 03/15/2008                                              1,000,000           975,370
    USA Education
      5.625% 04/10/2007                                                800,000           843,216
    Wachovia Corp.
      3.500% 08/15/2008                                                850,000           833,978
    Washington Mutual, Inc.
      5.625% 01/15/2007                                                600,000           631,860
    Wells Fargo & Co.
      5.900% 05/21/2006                                              1,100,000         1,154,637
                                                                                 ---------------
                                                                                      17,910,225
                                                                                 ---------------
  Industrial (18.3%)
    Alcan, Inc.
      1.774% 12/08/2005 (b)(c)                                         850,000           850,000
    Anthem, Inc.
      4.875% 08/01/2005                                                475,000           485,968

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Industrial (continued)
    AOL Time Warner, Inc.
      6.125% 04/15/2006                                        $       565,000   $       591,804
    Bell Atlantic Financial Services, Inc.
      7.600% 03/15/2007                                                825,000           904,711
    Boeing Co.
      8.100% 11/15/2006                                                525,000           578,592
    Bottling Group LLC
      2.450% 10/16/2006                                              1,000,000           983,540
    ChevronTexaco Capital Co.
      3.500% 09/17/2007                                                500,000           500,270
    Coca-Cola Enterprises, Inc.
      8.000% 01/04/2005                                                925,000           948,042
    Costco Wholesale Corp.
      5.500% 03/15/2007                                                975,000         1,027,357
    Cox Enterprises, Inc.
      8.000% 02/15/2007 (c)                                            475,000           523,464
    CSX Corp.
      6.460% 06/22/2005                                                525,000           543,569
    DaimlerChrysler N.A. Holding Corp.
      4.750% 01/15/2008                                                300,000           304,941
    Deutsche Telekom International Finance BV
      8.500% 06/15/2010                                                350,000           412,517
    Devon Energy Corp.
      2.750% 08/01/2006                                                550,000           544,043
    Ford Motor Credit Co.
      7.375% 10/28/2009                                              1,085,000         1,162,013
    Fortune Brands, Inc.
      2.875% 12/01/2006                                                725,000           719,642
    General Mills, Inc.
      2.625% 10/24/2006                                                625,000           613,650
    General Motors Acceptance Corp.
      7.750% 01/19/2010                                                500,000           544,050
    Honeywell International, Inc.
      5.125% 11/01/2006                                                800,000           832,912
    International Business Machines Corp.
      4.250% 09/15/2009                                                580,000           581,792
    International Paper Co.
      4.250% 01/15/2009                                                550,000           544,264
    Jones Intercable, Inc.
      7.625% 04/15/2008                                                500,000           553,450
    Kroger Co.
      7.650% 04/15/2007                                                275,000           301,166
    Lockheed Martin Corp.
      7.700% 06/15/2008                                                475,000           537,838
    Lowe's Companies, Inc.
      7.500% 12/15/2005                                                500,000           531,650

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Industrial (continued)
    Marathon Oil Corp.
      5.375% 06/01/2007                                        $       500,000   $       522,570
    Newell Rubbermaid, Inc.
      2.000% 05/01/2005                                                600,000           596,916
    Occidental Petroleum Corp.
      4.250% 03/15/2010                                                425,000           419,348
    Pitney Bowes Credit Corp.
      5.750% 08/15/2008                                                350,000           373,517
    Procter & Gamble Co.
      4.750% 06/15/2007                                                675,000           699,341
    Sprint Capital Corp.
      6.375% 05/01/2009                                                345,000           368,356
    Union Pacific Corp.
      3.875% 02/15/2009                                                325,000           318,438
    United Technologies Corp.
      4.875% 11/01/2006                                                700,000           724,983
    Vodaphone Group PLC
      7.750% 02/15/2010                                                475,000           547,822
    Waste Management, Inc.
      7.125% 10/01/2007                                                525,000           575,951
    Wyeth
      4.375% 03/01/2008                                                500,000           501,500
                                                                                 ---------------
                                                                                      21,769,987
                                                                                 ---------------
  Utilities (2.8%)
    Alabama Power Co.
      3.125% 05/01/2008                                                725,000           705,070
    Dominion Resources, Inc.
      2.800% 02/15/2005                                                700,000           702,401
    Exelon Generation Co. LLC
      6.950% 06/15/2011                                                475,000           523,911
    Kinder Morgan Energy Partners L.P.
      8.000% 03/15/2005                                                585,000           605,019
    PSEG Power LLC
      6.875% 04/15/2006                                                325,000           344,243
    Sempra Energy
      4.750% 05/15/2009                                                475,000           479,000
                                                                                 ---------------
                                                                                       3,359,644
                                                                                 ---------------
    Total Corporate Notes & Bonds
      (Cost of $42,425,418)                                                           43,039,856
                                                                                 ---------------
International Notes & Bonds (2.2%)
    Ontario Province
      6.000% 02/21/2006                                                350,000           366,856
    Quebec Province
      6.500% 01/17/2006                                                600,000           632,028
      7.000% 01/30/2007                                                 85,000            92,570

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
International Notes & Bonds (continued)
    Republic of Italy
      2.500% 03/31/2006                                        $       750,000   $       746,648
    United Mexican States
      4.625% 10/08/2008                                                780,000           776,880
                                                                                 ---------------
    Total International Notes & Bonds
      (Cost of $2,600,062)                                                             2,614,982
                                                                                 ---------------
Other Securitized Loans (37.7%)
  Asset Backed Securities (18.0%)
    ABFS Mortgage Loan Trust
      Series 1997-2 Cl. A5
      7.125% 01/15/2029                                                175,633           182,363
    AmeriCredit Automobile Receivables Trust
      Series 2002-EM Cl. A3A
      2.970% 03/06/2007                                                947,661           949,935
    Ameriquest Mortgage Securities, Inc.
      Series 2003-AR2 Cl. A4
      1.880% 05/25/2033 (b)                                          1,299,273         1,300,078
    CIT Equipment Collateral Trust
      Series 2004-VT1 Cl. A3
      2.200% 03/20/2008                                                150,000           148,336
    Cityscape Home Equity Loan Trust
      Series 1996-3 Cl. A8
      7.650% 09/25/2025                                                826,658           825,847
      Series 1997-3 Cl. A5
      7.890% 07/25/2018                                                258,477           258,166
      Series 1997-4 Cl. A4
      7.440% 10/25/2018                                                125,310           125,186
      Series 1997-B Cl. A7
      7.410% 05/25/2028                                                124,216           124,406
    ContiMortgage Home Equity Loan Trust
      Series 1997-3 Cl. A8
      7.580% 08/15/2028                                                567,616           580,109
    IMC Home Equity Loan Trust
      Series 1995-3 Cl. A5
      7.500% 04/25/2026                                                984,637           994,484
      Series 1997-3 Cl. A6
      7.520% 08/20/2028                                                 82,549            82,680
    KeyCorp Student Loan Trust
      Series 1996-A Cl. A2
      1.630% 08/27/2025 (b)                                          1,231,230         1,239,162
      Series 1997-1, Cl. A2
      2.090% 01/27/2023 (b)(c)                                       1,265,130         1,282,923
      Series 2003-A, Cl. 2A2
      1.970% 10/25/2025 (b)                                          2,600,000         2,620,462

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Other Securitized Loans (continued)
  Asset Backed Securities (continued)
    Lehman Home Equity Loan Trust
      Series 1996-3 Cl. A2
      1.469% 12/15/2027 (b)                                    $       197,373   $       205,187
    New Century Home Equity Loan Trust
      Series 2003-6, Cl. A2
      1.820% 01/25/2034 (b)                                          2,539,291         2,546,909
    SLM Student Loan Trust
      Series 1996-1 Cl. CTFS
      2.190% 07/25/2011 (b)                                          1,300,000         1,313,559
      Series 1996-4 Cl. CTFS
      2.140% 07/25/2011 (b)                                          1,400,000         1,400,910
      Series 1997-2 Cl. A2
      1.810% 01/25/2010 (b)                                          1,563,478         1,567,704
      Series 1997-4 Cl. A2
      2.260% 01/25/2013 (b)                                          3,140,000         3,176,966
      Series 2001-2 Cl. A1T
      1.970% 07/27/2009 (b)                                            239,137           239,668
    UCFC Home Equity Loan Trust
      Series 1998-D Cl. AF7
      6.315% 04/15/2030                                                296,692           315,852
                                                                                 ---------------
                                                                                      21,480,892
                                                                                 ---------------
  Collateralized Mortgage Obligations (18.5%)
    Bear Stearns Adjustable Rate Mortgage Trust
      Series 2004-4 Cl. A6
      3.517% 06/25/2034 (b)                                          1,000,000           980,650
    Bear Stearns Asset Backed Securities, Inc.
      Series 2003-AC2 Cl. A3
      3.500% 06/25/2033                                                221,387           220,679
      Series 2003-AC7 Cl. A1
      5.000% 01/25/2034                                              1,463,876         1,478,559
    Countrywide Alternative Loan Trust
      Series 2004-2CB
      1.850% 03/25/2034                                              1,515,644         1,515,237
    Countrywide Home Loans
      Series 2002-5 Cl. 2A1
      6.000% 04/25/2017                                                156,104           157,117
      Series 2003-J7 Cl. 4A2
      1.500% 08/25/2018                                              2,541,252         2,526,309
      Series 2004-J7 Cl. A2
      1.950% 03/25/2034                                              1,846,628         1,849,177
    First Horizon Mortgage Pass-Through Trust
      Series 2003-2 Cl. 2A1
      1.600% 03/25/2018                                              1,450,948         1,458,638
      Series 2003-4 Cl. 2A2
      1.550% 06/25/2018                                              1,293,078         1,298,677

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Other Securitized Loans (continued)
  Collateralized Mortgage Obligations (continued)
    First Nationwide Trust
      Series 2000-1 Cl. 2A3
      8.000% 10/25/2030                                        $        67,929   $        68,005
    IMPAC CMB Trust
      Series 2003-12 Cl. A1
      1.680% 12/25/2033                                                888,146           890,518
    IMPAC Secured Assets CMN Owner Trust
      Series 2002-3 Cl. A3
      6.360% 08/25/2032                                                523,608           529,090
    Ocwen Residential MBS Corp.
      Series 1998-R1 Cl. A1
      7.000% 10/25/2040 (c)                                            312,410           319,421
    PNC Mortgage Securities Corp.
      Series 1996-PR1 Cl. A
      0.000% 4/28/2027 (b)(c)                                           18,000            17,838
    Residential Asset Credit Loans, Inc.
      Series 2004-QS8 Cl. A4
      1.850% 06/25/2034                                              1,187,082         1,187,082
    Residential Asset Securitization Trust
      Series 2003-A7 Cl. A1
      5.500% 07/25/2033                                              1,598,426         1,606,546
      Series 2003-A15 Cl. 1A2
      1.900% 02/25/2034 (b)                                          2,259,119         2,258,871
    Saco I, Inc.
      Series 1997-2 Cl. 1A5
      7.000% 08/25/2036                                                515,428           525,505
    Structured Asset Securities Corp.
      Series 2003-8 Cl. 2A7
      5.750% 04/25/2033                                              1,500,749         1,523,921
    Washington Mutual Mortgage Securities Corp.
      Series 2003-MS5 Cl. 1A4
      1.950% 03/25/2018 (b)                                            945,372           950,534
      Series 2003-S4 Cl. 1A3
      1.950% 06/25/2018 (b)                                            644,708           648,279
                                                                                 ---------------
                                                                                      22,010,653
                                                                                 ---------------
  Commercial Mortgage Backed Securities (1.2%)
    GMAC Commercial Mortgage Asset Corp.
      Series 2001-FLAA Cl. B1
      1.880% 06/15/2013 (b)(c)                                         260,420           260,454
    NationsLink Funding Corp.
      Series 1999-Sl Cl. A5
      6.888% 05/10/2007                                                500,000           541,640
    Nomura Asset Securities Corp.
      Series 1996-MD5 Cl. A1B
      7.120% 04/13/2039                                                530,000           561,683
                                                                                 ---------------
                                                                                       1,363,777
                                                                                 ---------------
    Total Other Securitized Loans
      (Cost of $45,032,719)                                                           44,855,322
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Short-Term Obligations (9.6%)
  U.S. Treasury Bill (3.4%)
      1.170% 08/05/2004                                        $     4,000,000   $     3,999,500
                                                                                 ---------------
  Repurchase Agreement (6.2%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/2004, due 08/02/2004 at 1.230%,
      collateralized by a U.S. Treasury Note
      maturing 02/15/2012, market value of $7,557,274
      (repurchase proceeds $7,408,759)                               7,408,000         7,408,000
                                                                                 ---------------
    Total Short-Term Obligations
      (Cost of $11,407,500)                                                           11,407,500
                                                                                 ---------------
    Total Investments (99.9%)
      (Cost of $118,605,404) (d)                                                     118,996,185

    Other Assets & Liabilities, Net (0.1%)                                               128,935
                                                                                 ---------------

    Net Assets (100.0%)                                                          $   119,125,120
                                                                                 ===============

Notes to Schedule of Investments:
   (a) This security has been purchased on a delayed delivery basis.
   (b) Variable rate security. The interest rate shown reflects the rate as of July 31, 2004.
   (c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, these securities amounted to $3,846,684, which represents 3.2% of net assets.
   (d) Cost for federal income tax purposes is $119,066,707.

                 See Accompanying Notes to Financial Statements.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
U.S. Government & Agency Securities (10.5%)
  U.S. Agency Bonds (10.5%)
    Federal Home Loan Bank
      1.625% 04/15/2005                                        $     1,000,000   $       996,309
      2.125% 12/15/2004                                                500,000           500,974
      2.500% 11/15/2005                                                500,000           499,924
      3.625% 10/15/2004                                              1,000,000         1,004,079
                                                                                 ---------------
                                                                                       3,001,286
                                                                                 ---------------
    Federal Home Loan Mortgage Corp. (FHLMC)
           (a) 05/03/2005                                            1,000,000           984,321
      2.810% 02/02/2006                                              1,000,000         1,002,410
      4.000% 05/15/2014                                                100,000            99,554
                                                                                 ---------------
                                                                                       2,086,285
                                                                                 ---------------
    Federal National Mortgage Association (FNMA)
            (a) 03/04/2005                                           1,000,000           988,468
            (a) 04/29/2005                                           1,000,000           985,075
                                                                                 ---------------
                                                                                       1,973,543
                                                                                 ---------------
    Total U.S. Government & Agency Securities
      (Cost of $7,077,425)                                                             7,061,114
                                                                                 ---------------
Corporate Notes & Bonds (26.7%)
  Financials (14.9%)
    Allstate Corp.
      7.875% 05/01/2005                                                500,000           520,460
    CIT Group, Inc.
      1.409% 11/04/2005 (b)                                          2,000,000         2,000,500
      1.450% 02/15/2007 (b)                                            400,000           399,940
      6.625% 06/15/2015                                                448,000           463,138
    General Electric Capital Corp.
      1.410% 05/12/2006 (b)                                          1,000,000         1,000,250
      5.350% 03/30/2006                                                500,000           519,755
    Genworth Financial, Inc.
      1.670% 06/15/2007 (b)                                            500,000           499,895
    Goldman Sachs Group LP
      6.625% 12/01/2004 (c)                                            500,000           507,215
    Hewlett-Packard Co.
      7.150% 06/15/2005                                                500,000           520,000
    Household Finance Corp.
      6.500% 01/24/2006                                                400,000           420,980
    International Lease Finance Corp.
      5.120% 06/01/2005                                                400,000           408,640
    John Deere Capital Corp.
      1.560% 05/20/2005 (b)                                            250,000           249,950
      4.125% 07/15/2005                                                360,000           365,630
    JPMorgan Chase & Co., Inc.
      6.250% 12/15/2005                                                500,000           521,805
    MBNA America Bank NA
      7.750% 09/15/2005 (c)                                            280,000           294,829

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Financials (continued)
    SLM Corp.
      1.720% 09/15/2006 (b)                                    $       750,000   $       750,292
    Verizon Global Funding Corp.
      6.750% 12/01/2005                                                536,000           564,210
                                                                                 ---------------
                                                                                      10,007,489
                                                                                 ---------------
  Industrial (7.4%)
    Altria Group, Inc.
      6.375% 02/01/2006                                                200,000           206,646
    AT&T Corp.
      7.000% 05/15/2005                                                300,000           309,660
    Coca-Cola Co.
      4.000% 06/01/2005                                                500,000           506,860
    Ford Motor Credit Co.
      6.875% 02/01/2006                                                250,000           262,358
    General Motors Acceptance Corp.
      5.750% 11/05/2004                                                250,000           252,102
    Nabisco, Inc.
      6.375% 02/01/2005                                                500,000           510,215
    Raytheon Co.
      6.500% 07/15/2005                                                250,000           258,683
    Sprint Capital Corp.
      7.900% 03/15/2005                                                300,000           310,386
    Target Corp.
      7.500% 02/15/2005                                                560,000           575,999
    Time Warner, Inc.
      5.625% 05/01/2005                                                275,000           281,094
    United Technologies Corp.
      6.625% 11/15/2004                                                300,000           303,984
    Vodafone Group PLC
      7.625% 02/15/2005                                                500,000           513,725
    Wal-Mart Stores
      6.550% 08/10/2004                                                420,000           420,349
    Waste Management, Inc.
      7.000% 05/15/2005                                                245,000           252,570
                                                                                 ---------------
                                                                                       4,964,631
                                                                                 ---------------
  Utilities (4.4%)
    Consolidated Natural Gas
      7.250% 10/01/2004                                                500,000           504,275
    Duke Energy Field Services LLC
      7.500% 08/16/2005                                                300,000           313,275
    Kinder Morgan Inc.
      6.650% 03/01/2005                                                250,000           255,740
    National Rural Utilities
      1.580% 02/07/2005 (b)                                            690,000           689,952
      5.500% 01/15/2005                                                150,000           152,094
      6.650% 10/01/2005                                                325,000           339,940

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Utilities (continued)
    Ocean Energy, Inc.
      7.625% 07/01/2005                                        $       150,000   $       156,720
    Sempra Energy
      6.950% 12/01/2005                                                300,000           315,864
    Wisconsin Electric Power
      7.250% 08/01/2004                                                250,000           249,987
                                                                                 ---------------
                                                                                       2,977,847
                                                                                 ---------------
    Total Corporate Notes & Bonds
      (Cost of $19,599,460)                                                           17,949,967
                                                                                 ---------------
Other Securitized Loans (12.0%)
  Asset Backed Securities (8.9%)
    Citibank Credit Card Issuance Trust
      Series 2001-A8
      4.100% 12/07/2006                                                860,000           866,639
      Series 2003-A2
      2.700% 01/15/2008                                                310,000           309,845
    Credit-Based Asset Servicing & Securities
      Series 2004-CB4
      1.620% 05/25/2035 (b)                                            190,112           190,138
    DaimlerChrysler Auto Trust
      Series 2002-C
      3.090% 01/08/2008                                                300,000           301,290
    Harley-Davidson Motorcycle Trust
      Series 2003-1
      2.630% 11/15/2010                                                275,000           273,463
    Long Beach Mortgage Loan Trust
      Series 2004-3
      4.500% 12/25/2006                                              7,108,665           452,040
    MBNA Credit Card Master Note Trust
      Series 2001-A1
      5.750% 10/15/2008                                                439,000           460,542
    Nissan Auto Lease Trust
      Series 2003-A
      2.570% 06/15/2009                                                750,000           746,178
    Onyx Acceptance Auto Trust
      Series 2003-D
      2.400% 12/15/2007                                                285,000           284,085
      Series 2004-B
      3.090% 09/15/2008                                                500,000           499,560
    Triad Auto Receivables Owner Trust
      Series 2004-A
      1.400% 09/12/2007                                                250,000           248,515
    USAA Auto Owner Trust
      Series 2002-1
      2.930% 07/16/2007                                                300,000           299,982

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Other Securitized Loans (continued)
  Asset Backed Securities (continued)
    Volkswagen Auto Loan Enhanced Trust
      Series 2003-2
      2.270% 10/22/2007                                        $       203,000   $       202,091
    WFS Financial Owner Trust
      Series 2003-2
      1.760% 01/21/2008                                                350,000           348,380
      Series 2004-2
      2.850% 09/22/2008                                                500,000           498,145
                                                                                 ---------------
                                                                                       5,980,893
                                                                                 ---------------
  Collateralized Mortgage Obligations (3.1%)
    Countrywide Home Loan
      1.400% 02/17/2006 (b)                                            400,000           399,936
      1.795% 06/02/2006 (b)                                            680,000           683,862
      3.500% 12/19/2005                                                500,000           504,835
    Residential Asset Mortgage Products, Inc.
      Series 2003-RS7
      2.920% 07/25/2022                                                475,000           474,544
                                                                                 ---------------
                                                                                       2,063,177
                                                                                 ---------------
    Total Other Securitized Loans
      (Cost of $6,528,611)                                                             8,044,070
                                                                                 ---------------
Variable Rate Demand Notes (d) (5.2%)
    AZ School Facilities Board
      Series 2003 A-1
      1.490% 07/01/2018                                                500,000           500,000
    CA El Dorado District
      Certificates of Participation
      Series 2004 B
      2.950% 03/01/2034                                                500,000           499,885
    FL Educational Loan Marketing Corp.
      Series 2003 A-3
      1.540% 12/01/2036                                                500,000           500,000
    MD State Health & Higher Educational Faciliites Authority
      Series 2004 C
      1.500% 07/01/2029                                                500,000           500,000
    MO Higher Education Loan Authority
      Series 1995 D
      1.580% 02/15/2025                                                500,000           500,000
    OH Knowledge Works Foundation Student Loan
      Series 2000 A-3
      1.600% 11/01/2035                                                500,000           500,000
    OK State Student Loan Authority
      Series 2000 A-1
      1.580% 06/01/2030                                                500,000           500,000
                                                                                 ---------------
    Total Variable Rate Demand Notes
      (Cost of $3,500,000)                                                             3,499,885
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Commercial Paper (1.2%)
    Merrill Lynch & Co., Inc.
      1.680% 05/22/2006 (b) (Cost of $804,971)                 $       800,000   $       804,971
                                                                                 ---------------
Short-Term Obligations (30.8%)
  U.S. Government & Agency Securities (6.0%)
    Federal Home Loan Mortgage Corp. Discount Note
      (a) 11/04/2004                                                   900,000           897,221
    U.S. Treasury Bills
      1.500% 07/31/2005                                              1,400,000         1,392,180
      1.625% 04/30/2005                                              1,750,000         1,746,309
                                                                                 ---------------
                                                                                       4,035,710
                                                                                 ---------------
  Repurchase Agreement (24.8%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/2004, due 08/02/2004 at 1.240%,
      collateralized by a U.S. Treasury Bond
      maturing 11/15/2028, market value of $17,038,342
      (repurchase proceeds $16,701,726)                             16,700,000        16,700,000
                                                                                 ---------------

    Total Short-Term Obligations
      (Cost of $20,752,951)                                                           20,735,710
                                                                                 ---------------
    Total Investments (86.4%)
      (Cost of $58,263,418) (e)                                                       58,095,717

    Other Assets & Liabilities, Net (13.6%)                                            9,139,526
                                                                                 ---------------

    Net Assets (100.0%)                                                          $    67,235,243
                                                                                 ===============

Notes to Schedule of Investments:
   (a) Zero coupon bond.
   (b) Variable rate security. The interest rate shown reflects the rate as of July 31, 2004.
   (c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, these securities amounted to $802,044, which represents 1.2% of net assets.
   (d) Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of July 31, 2004.
   (e) Cost for federal income tax purposes is $58,433,228.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2004

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (96.3%)
  Aerospace (4.3%)
    K & F Industries, Inc.
      Senior Subordinated Notes, Series B
      9.625% 12/15/2010                                        $     3,625,000   $     3,951,250
    L-3 Communications Corp.
      Senior Subordinated Notes
      7.625% 06/15/2012                                              7,225,000         7,730,750
    TD Funding Corp.
      Senior Subordinated Notes
      8.375% 07/15/2011                                              4,500,000         4,702,500
                                                                                 ---------------
                                                                                      16,384,500
                                                                                 ---------------
  Broadcasting (2.4%)
    LIN Television Corp.
      Senior Subordinated Notes
      6.500% 05/15/2013                                              3,700,000         3,570,500
    Sinclair Broadcast Group, Inc.
      Senior Subordinated Notes
      8.000% 03/15/2012                                                695,000           715,850
      8.750% 12/15/2011                                              4,360,000         4,687,000
                                                                                 ---------------
                                                                                       8,973,350
                                                                                 ---------------
  Cable TV (5.7%)
    DirecTV Holdings
      Senior Notes
      8.375% 03/15/2013                                              6,190,000         6,932,800
    Echostar DBS
      Senior Notes
      5.750% 10/01/2008                                              7,975,000         7,915,188
    Rogers Cable, Inc.
      Notes
      6.250% 06/15/2013                                              4,000,000         3,847,560
      7.875% 05/01/2012                                              2,990,000         3,193,739
                                                                                 ---------------
                                                                                      21,889,287
                                                                                 ---------------
  Capital Goods (2.6%)
    Kennametal, Inc.
      Senior Notes
      7.200% 06/15/2012                                              5,460,000         5,837,723
    Westinghouse Air Brake Co.
      Senior Notes
      6.875% 07/31/2013                                              3,860,000         3,888,950
                                                                                 ---------------
                                                                                       9,726,673
                                                                                 ---------------
  Chemicals (4.9%)
    Acetex Corp.
      Senior Notes
      10.875% 08/01/2009                                             2,645,000         2,889,662
    Airgas, Inc.
      Senior Subordinated Notes
      9.125% 10/01/2011                                              4,245,000         4,765,012

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Chemicals (continued)
    Equistar Chemical LP
      Senior Notes
      10.125% 09/01/2008                                       $     1,100,000   $     1,199,000
      10.625% 05/01/2011                                               675,000           742,500
    Ethyl Corp.
      Senior Notes
      8.875% 05/01/2010                                              2,750,000         2,942,500
    MacDermid, Inc.
      Senior Subordinated Notes
      9.125% 07/15/2011                                              2,960,000         3,307,800
    Nalco Co.
      Senior Notes
      7.750% 11/15/2011 (a)                                          2,590,000         2,706,550
                                                                                 ---------------
                                                                                      18,553,024
                                                                                 ---------------
  Consumer Products (3.1%)
    Hasbro, Inc.
      Notes
      6.150% 07/15/2008                                              4,450,000         4,583,500
    K2, Inc.
      Senior Notes
      7.375% 07/01/2014 (a)                                          1,910,000         1,956,470
    Scotts Co.
      Senior Subordinated Notes
      6.625% 11/15/2013                                              5,135,000         5,186,350
                                                                                 ---------------
                                                                                      11,726,320
                                                                                 ---------------
  Diversified Media (2.4%)
    Lamar Media Corp.
      Senior Subordinated Notes
      7.250% 01/01/2013                                              7,260,000         7,495,950
    Warner Music Group
      Senior Subordinated Notes
      7.375% 04/15/2014 (a)                                          1,940,000         1,862,400
                                                                                 ---------------
                                                                                       9,358,350
                                                                                 ---------------
  Energy (13.2%)
    Chesapeake Energy Corp.
      8.375% 11/01/2008                                                125,000           136,562
      9.000% 08/15/2012                                              3,775,000         4,312,938
      Senior Notes
      7.500% 09/15/2013                                              2,725,000         2,888,500
    Grant Prideco, Inc.
      Senior Notes
      9.000% 12/15/2009                                              4,730,000         5,226,650
    Grant Prideco, Inc.
      Senior Notes, Series B
      9.625% 12/01/2007                                              2,270,000         2,519,700

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Energy (continued)
    Key Energy Services, Inc.
      Senior Notes, Series C
      8.375% 03/01/2008                                        $     1,750,000   $     1,828,750
    Offshore Logistic, Inc.
      Senior Notes
      6.125% 06/15/2013                                              5,305,000         5,145,850
    Plains E&P Co.
      Senior Notes
      7.125% 06/15/2014 (a)                                          2,775,000         2,858,250
    Pogo Producing Co.
      Senior Subordinated Notes, Series B
      8.250% 04/15/2011                                              1,120,000         1,229,200
    Pride International, Inc.
      Senior Notes
      7.375% 07/15/2014 (a)                                          3,280,000         3,362,000
      9.375% 05/01/2007                                              1,215,000         1,233,225
      10.000% 06/01/2009                                             2,125,000         2,237,625
    Suburban Propane Partners
      Senior Notes
      6.875% 12/15/2013                                              2,405,000         2,392,975
    Universal Compression, Inc.
      Senior Notes
      7.875% 05/15/2011                                              3,350,000         3,484,000
    Vintage Petroleum, Inc.
      Senior Subordinated Notes
      9.750% 06/30/2009                                              4,125,000         4,269,375
    Westport Resources Corp.
      Senior Subordinated Notes
      8.250% 11/01/2011                                              6,555,000         7,439,925
                                                                                 ---------------
                                                                                      50,565,525
                                                                                 ---------------
  Entertainment/Film (1.2%)
    Cinemark USA, Inc.
      Senior Subordinated Notes
      9.000% 02/01/2013                                              4,275,000         4,681,125
                                                                                 ---------------
  Environmental (2.5%)
    Allied Waste North America, Inc.
      Senior Notes
      6.375% 04/15/2011                                              2,700,000         2,632,500
      6.500% 11/15/2010                                              1,525,000         1,502,125
    Allied Waste North America, Inc.
      Senior Notes, Series B
      7.375% 04/15/2014                                              3,625,000         3,489,062
    Synagro Technologies, Inc.
      Senior Subordinated Notes
      9.500% 04/01/2009                                              1,760,000         1,852,400
                                                                                 ---------------
                                                                                       9,476,087
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Food/Beverage/Tobacco (3.7%)
    Constellation Brands, Inc.
      Senior Notes, Series B
      8.000% 02/15/2008                                        $     1,698,000   $     1,855,065
    Constellation Brands, Inc.
      Senior Subordinated Notes, Series B
      8.125% 01/15/2012                                              3,995,000         4,304,613
    Cott Beverages, Inc.
      Senior Subordinated Notes
      8.000% 12/15/2011                                              7,275,000         7,802,437
                                                                                 ---------------
                                                                                      13,962,115
                                                                                 ---------------
  Food & Drug Retail (1.0%)
    Couche-Tard US
      Senior Subordinated Notes
      7.500% 12/15/2013                                              3,690,000         3,754,575
                                                                                 ---------------
  Gaming (6.8%)
    Kerzner International
      Senior Subordinated Notes
      8.875% 08/15/2011                                              2,360,000         2,542,900
    MGM MIRAGE, Inc.
      Senior Notes
      6.000% 10/01/2009                                              1,600,000         1,584,000
      9.750% 06/01/2007                                              5,450,000         6,015,437
    Park Place Entertainment Corp.
      Senior Subordinated Notes
      9.375% 02/15/2007                                              7,100,000         7,810,000
    Station Casinos, Inc.
      Senior Subordinated Notes
      6.500% 02/01/2014                                              4,920,000         4,784,700
      6.875% 03/01/2016                                              3,150,000         3,063,375
                                                                                 ---------------
                                                                                      25,800,412
                                                                                 ---------------
  Health Care (9.7%)
    AmerisourceBergen Corp.
      Senior Notes
      8.125% 09/01/2008                                              4,350,000         4,719,750
    Apogent Technologies, Inc.
      Senior Subordinated Notes
      6.500% 05/15/2013                                              5,825,000         6,458,469
    HCA, Inc.
      Notes
      6.950% 05/01/2012                                              3,700,000         3,896,285
    Omnicare, Inc.
      Senior Subordinated Notes, Series B
      8.125% 03/15/2011                                              5,750,000         6,152,500

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Health Care (continued)
    Province Healthcare Co.
      Senior Subordinated Notes
      7.500% 06/01/2013                                        $     3,400,000   $     3,306,500
    Select Medical Corp.
      Senior Subordinated Notes
      7.500% 08/01/2013                                              1,775,000         1,766,125
      9.500% 06/15/2009                                              3,625,000         3,896,875
    Triad Hospitals, Inc.
      Senior Notes
      7.000% 05/15/2012                                              6,800,000         6,936,000
                                                                                 ---------------
                                                                                      37,132,504
                                                                                 ---------------
  Homebuilders (3.3%)
    KB Home
      Senior Subordinated Notes
      7.750% 02/01/2010                                                260,000           271,700
      8.625% 12/15/2008                                              5,250,000         5,722,500
      9.500% 02/15/2011                                                630,000           699,300
    Toll Corp.
      Senior Subordinated Notes
      8.250% 02/01/2011                                                150,000           162,000
      8.250% 12/01/2011                                              5,485,000         5,937,513
                                                                                 ---------------
                                                                                      12,793,013
                                                                                 ---------------
  Hotels (1.1%)
    ITT Corp.
      Notes
      6.750% 11/15/2005                                              2,750,000         2,849,688
    Starwood Hotels & Resorts Worldwide, Inc.
      Senior Notes
      7.375% 05/01/2007                                              1,305,000         1,376,775
                                                                                 ---------------
                                                                                       4,226,463
                                                                                 ---------------
  Leisure (3.0%)
    Royal Caribbean Cruises Ltd.
      Senior Notes
      6.750% 03/15/2008                                              1,185,000         1,229,438
      6.875% 12/01/2013                                              1,500,000         1,513,125
      8.000% 05/15/2010                                                610,000           661,850
      8.750% 02/02/2011                                              4,085,000         4,595,625
    Speedway Motorsports, Inc.
      Senior Subordinated Notes
      6.750% 06/01/2013                                              3,580,000         3,580,000
                                                                                 ---------------
                                                                                      11,580,038
                                                                                 ---------------
  Metals & Mining (3.7%)
    Arch Western Finance
      Senior Notes
      6.750% 07/01/2013 (a)                                          4,480,000         4,592,000

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Metals & Mining (continued)
    Peabody Energy Corp.
      Senior Notes
      6.875% 03/15/2013                                        $     7,325,000   $     7,508,125
    Russel Metals, Inc.
      Senior Notes
      6.375% 03/01/2014                                              2,035,000         1,953,600
                                                                                 ---------------
                                                                                      14,053,725
                                                                                 ---------------
  Non Food and Drug Retail (0.3%)
    Finlay Fine Jewelry Corp.
      Senior Notes
      8.375% 06/01/2012 (a)                                          1,050,000         1,102,500
                                                                                 ---------------
  Packaging (2.8%)
    Ball Corp.
      Senior Notes
      6.875% 12/15/2012                                              2,460,000         2,524,575
      7.750% 08/01/2006                                              1,250,000         1,337,500
    Owens-Brockway Glass Container
      8.875% 02/15/2009                                              1,290,000         1,399,650
    Silgan Holdings, Inc.
      Senior Subordinated Notes
      6.750% 11/15/2013                                              5,550,000         5,466,750
                                                                                 ---------------
                                                                                      10,728,475
                                                                                 ---------------
  Paper & Forest Products (1.7%)
    Stone Container Corp.
      Senior Notes
      8.250% 10/01/2012                                                625,000           664,062
      8.375% 07/01/2012                                              2,665,000         2,844,887
      9.750% 02/01/2011                                              2,810,000         3,105,050
                                                                                 ---------------
                                                                                       6,613,999
                                                                                 ---------------
  Printing & Publishing (3.4%)
    Dex Media East LLC
      Senior Subordinated Notes
      12.125% 11/15/2012                                             2,870,000         3,400,950
    Houghton Mifflin Co.
      Senior Subordinated Notes
      9.875% 02/01/2013                                              1,990,000         2,044,725
    R.H. Donnelley Financial Corp.
      Senior Notes
      8.875% 12/15/2010 (a)                                             45,000            49,050
    R.H. Donnelley Financial Corp.
      Senior Subordinated Notes
      10.875% 12/15/2012 (a)                                         6,585,000         7,655,063
                                                                                 ---------------
                                                                                      13,149,788
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Real Estate Investment Trust (1.5%)
    iStar Financial, Inc.
      Senior Notes
      5.125% 04/01/2011 (a)                                    $     1,475,000   $     1,412,312
      6.000% 12/15/2010                                                450,000           451,125
      7.000% 03/15/2008                                              2,350,000         2,491,000
      8.750% 08/15/2008                                              1,343,000         1,510,875
                                                                                 ---------------
                                                                                       5,865,312
                                                                                 ---------------
  Restaurants (0.5%)
    Yum! Brands, Inc.
      Senior Notes
      8.500% 04/15/2006                                              1,750,000         1,900,798
                                                                                 ---------------
  Services (5.5%)
    Corrections Corp. of America
      Senior Notes
      7.500% 05/01/2011                                              5,475,000         5,646,094
    Iron Mountain, Inc.
      Senior Subordinated Notes
      7.750% 01/15/2015                                              2,140,000         2,198,850
      8.625% 04/01/2013                                              5,350,000         5,751,250
    United Rentals, Inc.
      Senior Subordinated Notes
      7.000% 02/15/2014                                              1,200,000         1,086,000
      7.750% 11/15/2013                                              6,480,000         6,253,200
                                                                                 ---------------
                                                                                      20,935,394
                                                                                 ---------------
  Shipping (1.7%)
    Teekay Shipping Corp.
      Senior Notes
      8.875% 07/15/2011                                              5,840,000         6,424,000
                                                                                 ---------------
  Specialty Retail (1.3%)
    AutoNation, Inc.
      Senior Notes
      9.000% 08/01/2008                                              3,275,000         3,668,000
    Group 1 Automotive
      Senior Subordinated Notes
      8.250% 08/15/2013                                              1,375,000         1,423,125
                                                                                 ---------------
                                                                                       5,091,125
                                                                                 ---------------
  Technology (1.0%)
    Freescale Semiconductor, Inc.
      Senior Notes
      6.875% 07/15/2011 (a)                                          3,720,000         3,747,900
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                  PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Corporate Notes & Bonds (continued)
  Telecommunications (2.0%)
    Nextel Communications, Inc.
      Senior Notes
      9.375% 11/15/2009                                        $     2,050,000   $     2,188,375
      9.500% 02/01/2011                                              1,300,000         1,456,000
    Nextel Communications, Inc.
      Serial Redeemable Note
      7.375% 08/01/2015                                              3,950,000         4,137,625
                                                                                 ---------------
                                                                                       7,782,000
                                                                                 ---------------
    Total Corporate Notes & Bonds
      (Cost of $361,043,965)                                                         367,978,377
                                                                                 ---------------
Short-Term Obligation (3.3%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/30/2004, due 08/02/2004 at 1.230%,
      collateralized by a U.S. Treasury Bond
      maturing 02/15/2012, market value of $12,865,827
      (repurchase proceeds $12,611,293)
      (Cost of $12,610,000)                                         12,610,000        12,610,000
                                                                                 ---------------

    Total Investments (99.6%)
      (Cost of $373,653,965) (b)                                                     380,588,377

    Other Assets & Liabilities, Net (0.4%)                                             1,568,973
                                                                                 ---------------

    Net Assets (100.0%)                                                          $   382,157,350
                                                                                 ===============

Notes to Schedule of Investments:
   (a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, these securities amounted to $31,304,495, which represents 8.2% of net assets.
   (b) Cost for federal income tax purposes is $375,102,828.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                               CMG HIGH YIELD FUND
                          Portfolios of CMG Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2004

                                                          CMG                 CMG                 CMG               CMG
                                                       CORE BOND          SHORT TERM       ULTRA SHORT TERM     HIGH YIELD
                                                         FUND              BOND FUND         BOND FUND (a)         FUND
                                                     ---------------    ---------------    ----------------   ---------------
ASSETS:
  Investments, at identified cost
   (including repurchase agreement)                  $    34,325,393    $   118,605,404    $     58,263,418   $   373,653,965
                                                     ---------------    ---------------    ----------------   ---------------
  Investments, at value                              $    31,143,751    $   111,588,185    $     41,395,717   $   367,978,377
  Repurchase agreement                                     3,180,000          7,408,000          16,700,000        12,610,000
  Cash                                                           180             10,721          12,321,934               438
  Receivable for:
     Investments sold                                              -                  -             996,467                 -
     Capital stock sold                                       16,080             39,480             500,000            65,612
     Interest                                                270,237            672,105             330,243         7,001,877
  Expense reimbursement due from
   Investment Advisor                                          4,850              5,484              10,064               115
  Deferred Trustees' compensation plan                           502                886                   -             1,107
  Other assets                                                     -                  -               2,359                 -
                                                     ---------------    ---------------    ----------------   ---------------
  Total Assets                                            34,615,600        119,724,861          72,256,784       387,657,526
                                                     ---------------    ---------------    ----------------   ---------------
LIABILITIES:
  Payable for:
     Investments purchased                                         -                  -           4,702,700         4,584,927
     Investments purchased on a delayed
      delivery basis                                       1,670,510            461,647                   -                 -
     Fund shares repurchased                                       -                  -             199,746           298,613
     Futures variation margin                                  4,250                  -                   -                 -
     Distributions                                            93,833             80,563              83,111           453,216
     Investment advisory fee                                   8,300             27,930               8,999           129,093
     Trustees' fees                                              767              1,032               1,685                 -
     Audit fee                                                27,000             27,000              25,300            27,779
  Deferred Trustees' fees                                        502                886                   -             1,107
  Other liabilities                                              403                683                   -             5,441
                                                     ---------------    ---------------    ----------------   ---------------
  Total Liabilities                                        1,805,565            599,741           5,021,541         5,500,176
                                                     ---------------    ---------------    ----------------   ---------------
NET ASSETS                                           $    32,810,035    $   119,125,120    $     67,235,243   $   382,157,350
                                                     ===============    ===============    ================   ===============
NET ASSETS consist of:
  Paid-in capital                                    $    33,001,550    $   122,087,606    $     67,602,394   $   428,427,123
  Overdistributed net investment income                      (75,858)          (426,314)           (169,810)       (1,401,331)
  Accumulated net realized loss                             (101,265)        (2,926,953)            (29,640)      (51,802,854)
  Net unrealized appreciation (depreciation) on:
     Investments                                              (1,642)           390,781            (167,701)        6,934,412
     Futures contracts                                       (12,750)                 -                   -                 -
                                                     ---------------    ---------------    ----------------   ---------------
NET ASSETS                                           $    32,810,035    $   119,125,120    $     67,235,243   $   382,157,350
                                                     ===============    ===============    ================   ===============
Shares of capital stock outstanding                        3,168,111          9,970,093           6,805,921        47,786,016
                                                     ===============    ===============    ================   ===============
Net asset value, offering and redemption
   price per share                                   $         10.36    $         11.95    $           9.88   $          8.00
                                                     ===============    ===============    ================   ===============

(a) The Fund commenced investment operations on March 8, 2004.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                               CMG HIGH YIELD FUND
                          Portfolios of CMG Fund Trust
                            STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2004

                                                          CMG                 CMG                 CMG              CMG
                                                       CORE BOND          SHORT TERM       ULTRA SHORT TERM     HIGH YIELD
                                                         FUND              BOND FUND         BOND FUND (a)         FUND
                                                     ---------------    ---------------    ----------------   ---------------
NET INVESTMENT INCOME:
   Income:
      Interest                                       $     1,624,014    $     3,925,138    $        237,321   $    30,358,398
      Foreign withholding tax                                      -                  -                   -            (4,533)
                                                     ---------------    ---------------    ----------------   ---------------
         Total income                                      1,624,014          3,925,138             237,321        30,353,865
                                                     ---------------    ---------------    ----------------   ---------------
   Expenses:
      Investment advisory fee                                128,332            311,532              30,181         1,724,791
      Transfer agent fee                                       3,961              4,482                   -                 -
      Trustees' fees                                           7,608              8,957               1,685            13,638
      Custody fee                                              5,567              6,701                   -                 -
      Audit fee                                               38,989             35,989              25,300            38,618
      Registration fee                                        49,164             51,471                   -                 -
      Reports to shareholders                                 12,641              9,587                   -                 -
      Non-recurring costs (See Note 8)                         1,934              5,531                   -            18,229
      Other expenses                                           3,582              9,495                 249            13,393
                                                     ---------------    ---------------    ----------------   ---------------
         Total expenses                                      251,778            443,745              57,415         1,808,669
      Expense reimbursement from
        Investment Advisor                                  (102,451)          (126,222)            (27,234)          (65,649)
      Non-recurring costs assumed by
        Investment Advisor (See Note 8)                       (1,934)            (5,531)                  -           (18,229)
      Custody earnings credit                                   (326)              (460)                  -                 -
                                                     ---------------    ---------------    ----------------   ---------------
         Net expenses                                        147,067            311,532              30,181         1,724,791
                                                     ---------------    ---------------    ----------------   ---------------
   Net investment income                                   1,476,947          3,613,606             207,140        28,629,074
                                                     ---------------    ---------------    ----------------   ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                             19,892            141,676             (19,498)       11,465,251
      Futures contracts                                       38,880                  -                   -                 -
                                                     ---------------    ---------------    ----------------   ---------------
         Net realized gain (loss)                             58,772            141,676             (19,498)       11,465,251
                                                     ---------------    ---------------    ----------------   ---------------
   Net change in unrealized appreciation/
     depreciation on:
      Investments                                            (44,567)          (513,208)           (167,701)       (3,719,002)
      Futures contracts                                       16,281                  -                   -                 -
                                                     ---------------    ---------------    ----------------   ---------------
         Net change in unrealized
           appreciation/depreciation                         (28,286)          (513,208)           (167,701)       (3,719,002)
                                                     ---------------    ---------------    ----------------   ---------------
   Net gain (loss)                                            30,486           (371,532)           (187,199)        7,746,249
                                                     ---------------    ---------------    ----------------   ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   $     1,507,433    $     3,242,074    $         19,941   $    36,375,323
                                                     ===============    ===============    ================   ===============

(a) The Fund commenced investment operations on March 8, 2004.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             YEAR ENDED         PERIOD ENDED             YEAR ENDED
                                                           JULY 31, 2004     JULY 31, 2003 (a)        OCTOBER 31, 2002
                                                          ---------------    -----------------        ----------------
Operations:
   Net investment income                                  $     1,476,947    $         804,361        $      1,502,637
   Net realized gain (loss) on investments
     and futures contracts                                         58,772              451,945                  22,974
   Net change in unrealized appreciation/depreciation
     on investments and futures contracts                         (28,286)            (884,129)               (441,733)
                                                          ---------------    -----------------        ----------------
   Net increase from operations                                 1,507,433              372,177               1,083,878
                                                          ---------------    -----------------        ----------------

Distributions declared to shareholders:
   From net investment income                                  (1,618,453)            (845,766)             (1,555,680)
   From net realized gains                                       (424,522)                   -                (361,418)
                                                          ---------------    -----------------        ----------------
   Total distributions declared to shareholders                (2,042,975)            (845,766)             (1,917,098)

Share transactions:
   Subscriptions                                               45,285,510           13,544,369               2,380,359
   Distributions reinvested                                     1,214,069              712,005               1,909,849
   Redemptions                                                (43,666,147)         (10,682,420)             (4,819,536)
                                                          ---------------    -----------------        ----------------
Net increase (decrease) in share transactions                   2,833,432            3,573,954                (529,328)
                                                          ---------------    -----------------        ----------------

Net increase (decrease) in net assets                           2,297,890            3,100,365              (1,362,548)

NET ASSETS:
Beginning of period                                            30,512,145           27,411,780              28,774,328
                                                          ---------------    -----------------        ----------------
End of period                                             $    32,810,035    $      30,512,145        $     27,411,780
                                                          ===============    =================        ================
Overdistributed net investment income                     $       (75,858)   $         (55,614)       $        (41,336)
                                                          ===============    =================        ================

Changes in shares:
   Subscriptions                                                4,306,892            1,265,332                 226,168
   Issued for distributions reinvested                            115,771               67,108                 182,889
   Redemptions                                                 (4,193,418)          (1,000,170)               (458,196)
                                                          ---------------    -----------------        ----------------
Net increase (decrease)                                           229,245              332,270                 (49,139)

(a) The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED          PERIOD ENDED             YEAR ENDED
                                                           JULY 31, 2004     JULY 31, 2003 (a)        OCTOBER 31, 2002
                                                          ---------------    -----------------        ----------------
Operations:
   Net investment income                                  $     3,613,606    $       3,700,095        $      6,621,939
   Net realized gain (loss) on investments
     and futures contracts                                        141,676            2,198,748              (2,162,083)
   Net change in unrealized appreciation/depreciation
     on investments and futures contracts                        (513,208)          (2,821,216)                 67,269
                                                          ---------------    -----------------        ----------------
   Net increase from operations                                 3,242,074            3,077,627               4,527,125
                                                          ---------------    -----------------        ----------------

Distributions declared to shareholders:
   From net investment income                                  (3,965,886)          (4,009,769)             (7,115,313)
                                                          ---------------    -----------------        ----------------

Share transactions:
   Subscriptions                                               59,951,561           53,909,699              93,097,391
   Distributions reinvested                                     3,016,948            3,872,033               7,003,463
   Redemptions                                                (56,312,517)         (84,413,234)            (46,547,089)
                                                          ---------------    -----------------        ----------------
Net increase (decrease) in share transactions                   6,655,992          (26,631,502)             53,553,765
                                                          ---------------    -----------------        ----------------

Net increase (decrease) in net assets                           5,932,180          (27,563,644)             50,965,577

NET ASSETS:
Beginning of period                                           113,192,940          140,756,584              89,791,007
                                                          ---------------    -----------------        ----------------
End of period                                             $   119,125,120    $     113,192,940        $    140,756,584
                                                          ===============    =================        ================
Overdistributed net investment income                     $      (426,314)   $        (226,765)       $       (339,254)
                                                          ===============    =================        ================

Changes in shares:
   Subscriptions                                                4,971,382            4,425,228               7,604,040
   Issued for distributions reinvested                            250,706              318,466                 574,008
   Redemptions                                                 (4,673,216)          (6,910,326)             (3,823,461)
                                                          ---------------    -----------------        ----------------
Net increase (decrease)                                           548,872           (2,166,632)              4,354,587

(a) The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                PERIOD ENDED
                                                                              JULY 31, 2004 (a)
                                                                              -----------------
Operations:
   Net investment income                                                      $         207,140
   Net realized gain (loss) on investments                                              (19,498)
   Net change in unrealized appreciation/depreciation on investments                   (167,701)
                                                                              -----------------
   Net increase from operations                                                          19,941

Distributions declared to shareholders:
   From net investment income                                                          (387,092)
                                                                              -----------------

Share transactions:
   Subscriptions                                                                     72,925,807
   Distributions reinvested                                                             110,468
   Redemptions                                                                       (5,433,881)
                                                                              -----------------
Net increase in share transactions                                                   67,602,394
                                                                              -----------------

Net increase in net assets                                                           67,235,243

NET ASSETS:
Beginning of period                                                                           -
                                                                              -----------------
End of period                                                                 $      67,235,243
                                                                              =================
Overdistributed net investment income                                         $        (169,810)
                                                                              =================

Changes in shares:
   Subscriptions                                                                      7,343,456
   Issued for distributions reinvested                                                   11,162
   Redemptions                                                                         (548,697)
                                                                              -----------------
Net increase                                                                          6,805,921

(a) The Fund commenced investment operations on March 8, 2004.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED         PERIOD ENDED              YEAR ENDED
                                                           JULY 31, 2004     JULY 31, 2003 (a)        OCTOBER 31, 2002
                                                          ---------------    -----------------        ----------------
Operations:
   Net investment income                                  $    28,629,074    $      19,360,784        $     28,534,687
   Net realized gain (loss) on investments                     11,465,251            1,182,628             (24,532,571)
   Net change in unrealized appreciation/depreciation
     on investments                                            (3,719,002)          11,692,827              (3,668,160)
                                                          ---------------    -----------------        ----------------
   Net increase from operations                                36,375,323           32,236,239                 333,956

Distributions declared to shareholders:
   From net investment income                                 (30,204,485)         (19,919,406)            (28,989,392)
                                                          ---------------    -----------------        ----------------

Share transactions:
   Subscriptions                                              118,229,818          274,845,721             131,994,303
   Distributions reinvested                                    24,159,735           16,684,887              25,255,040
   Redemptions                                               (195,444,715)        (161,034,205)           (191,344,858)
                                                          ---------------    -----------------        ----------------
Net increase (decrease) in share transactions                 (53,055,162)         130,496,403             (34,095,515)
                                                          ---------------    -----------------        ----------------

Net increase (decrease) in net assets                         (46,884,324)         142,813,236             (62,750,951)

NET ASSETS:
Beginning of period                                           429,041,674          286,228,438             348,979,389
                                                          ---------------    -----------------        ----------------
End of period                                             $   382,157,350    $     429,041,674        $    286,228,438
                                                          ===============    =================        ================
Overdistributed net investment income                     $    (1,401,331)   $        (482,515)       $       (370,235)
                                                          ===============    =================        ================

Changes in shares:
   Subscriptions                                               14,671,669           34,794,784              16,446,956
   Issued for distributions reinvested                          2,996,559            2,111,371               3,176,244
   Redemptions                                                (24,196,101)         (20,522,378)            (24,583,292)
                                                          ---------------    -----------------        ----------------
Net increase (decrease)                                        (6,527,873)          16,383,777              (4,960,092)

(a) The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                               CMG HIGH YIELD FUND
                          Portfolios of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2004

NOTE 1. ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

               CMG Core Bond Fund
               CMG Short Term Bond Fund
               CMG Ultra Short Term Bond Fund
               CMG High Yield Fund

INVESTMENT GOALS. The CMG Core Bond Fund seeks a high level of current income consistent with capital preservation. The CMG Short Term Bond Fund seeks a high level of current income consistent with a high degree of stability of principle. The CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of principle. The CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

FUND SHARES. Each Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

Effective February 27, 2004, the CMG Fixed Income Securities Fund name was changed to the CMG Core Bond Fund. The CMG Ultra Short Term Bond Fund commenced operations on March 8, 2004.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS. Each Fund may invest in municipal and U.S. Treasury futures contracts. The Funds may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

DELAYED DELIVERY SECURITIES. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2004, permanent differences resulting primarily from differing treatments for amortization/accretion adjustments and distribution reclasses were identified and reclassified among the components of the Funds' net assets as follows:

                                 OVERDISTRIBUTED      ACCUMULATED
                                 NET INVESTMENT       NET REALIZED
                                     INCOME               LOSS          PAID-IN CAPITAL
                                 ---------------      ------------      ---------------
CMG Core Bond Fund               $       121,262      $   (121,262)     $             -
CMG Short Term Bond Fund                 152,731          (152,731)                   -
CMG Ultra Short Term Bond Fund            10,142           (10,142)                   -
CMG High Yield Fund                      656,595          (656,595)                   -

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended July 31, 2004, the period ended July 31, 2003 and the year ended October 31, 2002 was as follows:

                                                               JULY 31, 2004
                                              -----------------------------------------------
                                                                                      TAX
                                                ORDINARY          LONG-TERM          RETURN
                                                 INCOME*        CAPITAL GAINS      OF CAPITAL
                                              ------------      -------------      ----------
CMG Core Bond Fund                            $  1,801,868      $     241,107      $        -
CMG Short Term Bond Fund                         3,965,886                  -               -
CMG Ultra Short Term Bond Fund                     387,092                  -               -
CMG High Yield Fund                             30,204,485                  -               -

                                                               JULY 31, 2003
                                              -----------------------------------------------
                                                                                      TAX
                                                ORDINARY          LONG-TERM          RETURN
                                                 INCOME*        CAPITAL GAINS      OF CAPITAL
                                              ------------      -------------      ----------
CMG Core Bond Fund                            $    845,766      $           -      $        -
CMG Short Term Bond Fund                         4,009,769                  -               -
CMG High Yield Fund                             19,919,406                  -               -

                                                              OCTOBER 31, 2002
                                              -----------------------------------------------
                                                                                      TAX
                                                ORDINARY          LONG-TERM          RETURN
                                                 INCOME*        CAPITAL GAINS      OF CAPITAL
                                              ------------      -------------      ----------
CMG Core Bond Fund                            $  1,881,625      $      35,473      $        -
CMG Short Term Bond Fund                         7,115,313                  -               -
CMG High Yield Fund                             28,989,392                  -               -

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                         NET
                                              UNDISTRIBUTED     UNDISTRIBUTED        UNREALIZED
                                                 ORDINARY         LONG-TERM         APPRECIATION
                                                  INCOME        CAPITAL GAINS      (DEPRECIATION)*
                                              -------------     -------------      ---------------
CMG Core Bond Fund                            $      93,984     $           -      $      (123,067)
CMG Short Term Bond Fund                            111,556                 -              (70,522)
CMG Ultra Short Term Bond Fund                       83,111                 -             (337,511)
CMG High Yield Fund                                 454,455                 -      $     5,485,549

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

Unrealized appreciation and depreciation at July 31, 2004, based on cost of investments for federal income tax purposes, was:

                                                                                         NET
                                                                                     UNREALIZED
                                               UNREALIZED        UNREALIZED         APPRECIATION
                                              APPRECIATION      DEPRECIATION       (DEPRECIATION)
                                              -------------     -------------      ---------------
CMG Core Bond Fund                            $     289,808     $    (412,875)     $      (123,067)
CMG Short Term Bond Fund                            718,412          (788,934)             (70,522)
CMG Ultra Short Term Bond Fund                       10,850          (348,361)            (337,511)
CMG High Yield Fund                               9,101,565        (3,616,016)           5,485,549

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                       YEAR OF EXPIRATION
                                      ---------------------------------------------------------------------------------------
                                          2008           2009           2010           2011           2012          TOTAL
                                      ------------   ------------   ------------   ------------   ------------   ------------
CMG Short Term Bond Fund              $    537,548   $          -   $  2,365,257   $          -   $     19,156   $  2,921,961
CMG Ultra Short Term Bond Fund                   -              -              -              -         29,640         29,640
CMG High Yield Fund                      2,316,195     24,244,763     25,194,365              -              -     51,755,323

Capital loss carryforwards of $10,079,147 were utilized and $684,212 expired during the year ended July 31, 2004 for the CMG High Yield Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2004, post-October capital losses of $66,169 attributed to security transactions were deferred to August 1, 2004 for the CMG Core Bond Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES:

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor and transfer agent, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia at the following annual rates based on average daily net assets:

               CMG Core Bond Fund                    0.25%
               CMG Short Term Bond Fund              0.25%
               CMG Ultra Short Term Bond Fund        0.25%
               CMG High Yield Fund                   0.40%

Effective February 27, 2004, the investment advisory fee for the CMG Core Bond Fund and the CMG Short Term Bond Fund became a unified fee. Prior to this date, Columbia received a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

               CMG Core Bond Fund                    0.35%
               CMG Short Term Bond Fund              0.25%

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are included in the unified fee.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds. The transfer agent fees for the Funds are included in the unified fee.

Prior to February 27, 2004, the Transfer Agent received a fee from the CMG Core Bond Fund and the CMG Short Term Bond Fund at the annual rate of $34.00 per open account. Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee from the CMG Core Bond Fund and the CMG Short Term Bond Fund based on a per account fee or a minimum of $1,500 per month.

For the year ended July 31, 2004, the effective transfer agent fee rates for the CMG Core Bond Fund and the CMG Short Term Bond Fund were 0.010% and 0.004%, respectively.

Effective October 13, 2003, Liberty Fund Services, Inc. was renamed Columbia Fund Services, Inc.

FEE WAIVERS. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, would not exceed the following annual rates based on each Fund's average daily net assets:

               CMG Core Bond Fund                    0.25%
               CMG Short Term Bond Fund              0.25%
               CMG Ultra Short Term Bond Fund        0.25%
               CMG High Yield Fund                   0.40%

Prior to February 27, 2004, Columbia reimbursed the CMG Core Bond Fund so that the expenses incurred by the Fund, including the investment advisory fees, did not exceed 0.40% of the Fund's average daily net assets.

CUSTODY CREDITS. The CMG Core Bond Fund and CMG Short Term Bond Fund had an agreement with their custodian bank through February 26, 2004, under which custody fees may be reduced by balance credits. A Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. The Funds pay no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Funds' trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included in the unified fee.

NOTE 5. PORTFOLIO INFORMATION:

For the year ended July 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                    U.S. GOVERNMENT SECURITIES       OTHER INVESTMENT SECURITIES
                                 -------------------------------   -------------------------------
                                   PURCHASES          SALES          PURCHASES           SALES
                                 --------------   --------------   --------------   --------------
CMG Core Bond Fund               $   63,561,312   $   64,787,209   $   26,893,465   $   22,683,056
CMG Short Term Bond Fund             28,371,167       34,005,914       71,422,910       52,243,901
CMG Ultra Short Term Bond Fund       12,327,771        2,077,239       31,066,874        1,259,889
CMG High Yield Fund                           -                -      187,970,209      226,809,088

NOTE 6. LINE OF CREDIT:

Effective July 23, 2004, the Funds and other affiliated funds began participating in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings. In addition, each Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

Prior to July 23, 2004, the Funds participated in a $100,000,000 uncommitted line of credit along with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit, which was scheduled to expire on July 2, 2004, was extended by the Trust and expired on July 23, 2004.

For the year ended July 31, 2004, the Funds did not borrow under these arrangements.

NOTE 7. SHARES OF BENEFICIAL INTEREST:

As of July 31, 2004, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

                                       NUMBER OF              % OF SHARES
                                     SHAREHOLDERS           OUTSTANDING HELD
                                     ------------           ----------------
CMG Core Bond Fund                        3                       88.5%
CMG Short Term Bond Fund                  5                       65.2%
CMG Ultra Short Term Bond Fund            2                       94.9%
CMG High Yield Fund                       5                       54.5%

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

HIGH-YIELD SECURITIES. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment

Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia that, if these results occur, it will seek exemptive relief from the SEC to permit it to continue to serve as your fund's investment advisor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended July 31, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

               CMG Core Bond Fund                         $   1,934
               CMG Short Term Bond Fund                       5,531
               CMG Ultra Short Term Bond Fund                     -
               CMG High Yield Fund                           18,229

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF THE CMG FUND TRUST AND THE SHAREHOLDERS OF CMG CORE BOND FUND, CMG SHORT TERM BOND FUND, CMG ULTRA SHORT TERM BOND FUND AND CMG HIGH YIELD FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Core Bond Fund, (formerly CMG Fixed Income Securities Fund), CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund (the "Funds") (each a series of CMG Fund Trust), at July 31, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2004

                              Unaudited Information

For the fiscal year ended July 31, 2004, the CMG Core Bond Fund designates long-term capital gains of $48,252.

                                    Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the CMG Fund Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex overseen by the Trustee, and other directorships they hold are shown below. Each Officer listed below serves as an Officer of the CMG Fund Trust. Each Officer listed below held such office for the period ended July 31, 2004. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                      DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST                  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
          ELECTED OR APPOINTED TO OFFICE(1)                                       OTHER DIRECTORSHIPS HELD
------------------------------------------------------   -------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 48)                               Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                           December 2002 (formerly President of UAL Loyalty Services (airline)
Chicago, IL 60666                                        from September 2001 to December 2002; Executive Vice President
Trustee (since 2003)                                     and Chief Financial Officer of United Airlines from July 1999 to
                                                         September 2001; Senior Vice President-Finance of United Airlines from
                                                         March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (age 46)                            Adjunct Professor of Law, Northwestern University since September 2004;
9534 W. Gull Lake Drive                                  Private Investor since March 2004 (formerly Chief Administrative Officer
Richland, MI 49083-8530                                  and Senior Vice President, Kmart Holding Corporation (consumer goods)
Trustee (since 2003)                                     from September 2003 to March 2004; Executive Vice President-Corporate
                                                         Development and Administration, General Counsel and Secretary, Kellogg
                                                         Company (food manufacturer), from September 1999 to August 2003; Senior
                                                         Vice President, Secretary and General Counsel, Sara Lee Corporation
                                                         (branded, packaged, consumer-products manufacturer) from January 1995 to
                                                         September 1999). Oversees 118, None

Richard W. Lowry (age 68)                                Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                                   Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                                     Oversees 120(3), None
Trustee (since 2003)

Charles R. Nelson (age 62)                               Professor of Economics, University of Washington, since January 1976;
Department of Economics                                  Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                                 Washington, since September 1993; (formerly Director, Institute for
Seattle, WA 98195                                        Economic Research, University of Washington from September 2001 to June
Trustee (since 2003)                                     2003) Adjunct Professor of Statistics, University of Washington, since
                                                         September 1980; Associate Editor, Journal of Money Credit and Banking,
                                                         since September 1993; consultant on econometric and statistical matters.
                                                         Oversees 118, None

John J. Neuhauser (age 61)                               Academic Vice President and Dean of Faculties since August 1999, Boston
84 College Road                                          College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                             September 1977 to September 1999). Oversees 121(3),(4), Saucony, Inc.
Trustee (since 2003)                                     (athletic footwear and apparel)

Patrick J. Simpson (age 59)                              Partner, Perkins Coie L.L.P. (law firm) Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                      DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST                  COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE,
          ELECTED OR APPOINTED TO OFFICE(1)                                       OTHER DIRECTORSHIPS HELD
------------------------------------------------------   -------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (age 68)                               Business Consultant since 1999 (formerly Professor of Finance from 1975
2208 Tawny Woods Place                                   to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                          Financial Analyst. Oversees 118, None
Trustee (since 2003)

Thomas C. Theobald (age 67)                              Managing Director, William Blair Capital Partners (private equity
227 West Monroe Street,                                  investing) since September 1994. Oversees 118, Anixter International
Suite 3500                                               (network support equipment distributor), Jones Lang LaSalle (real estate
Chicago, IL 60606                                        management services) and Ventas, Inc (real estate investment trust) and
Trustee and Chairman of the Board(5) (since 2003)        MONY Group (life insurance)

Anne-Lee Verville (age 59)                               Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                                   IBM Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                                      119(4), Chairman of the Board of Directors, Enesco Group, Inc. (designer,
Trustee (since 2003)                                     importer and distributor of giftware and collectibles)

Richard L. Woolworth (age 63)                            Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street #1500                             Officer, The Regence Group (regional health insurer); Chairman and Chief
Portland, OR 97207                                       Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Trustee (since 1992)                                     Accountant, Arthur Young & Company. Oversees 118, Northwest Natural Gas
                                                         Co. (natural gas service provider)

INTERESTED TRUSTEES

William E. Mayer(2) (age 64)                             Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                          February 1999 (formerly Founding Partner, Development Capital LLC from
Suite 3204                                               November 1996 to February 1999). Oversees 120(3), Lee Enterprises (print
New York, NY 10022                                       media), WR Hambrecht + Co. (financial service provider), First Health
Trustee (since 2003)                                     (healthcare), Reader's Digest (publishing) and OPENFIELD Solutions
                                                         (retail industry technology provider)

----------
  (1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex. Each Trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a Trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

   (2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

  (3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

  (4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

  (5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                    Officers

         NAME, ADDRESS AND AGE, POSITION WITH
        COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                 APPOINTED TO OFFICE                                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------   -------------------------------------------------------------------------
Vicki L. Benjamin (Age 43)                               Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds
One Financial Center                                     since June 2001; Assistant Treasurer of Columbia Acorn and Wanger Funds
Boston, MA 02111                                         since June 2004 (formerly Controller of the Columbia Funds and of the
Chief Accounting Officer                                 Liberty All-Star Funds from May 2002 to May 2004); Controller and Chief
                                                         Accounting Officer of the Galaxy Funds since September 2002 (formerly
                                                         Vice President, Corporate Audit, State Street Bank and Trust Company from
                                                         May 1998 to April 2001).

Michael Clarke (Age 34)                                  Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                     2004; Assistant Treasurer of Columbia Acorn and Wanger Funds since June
Boston, MA 02111                                         2004 (formerly Assistant Treasurer of the Columbia Funds and of the
Controller (since 2004)                                  Liberty All-Star Funds from June 2002 to May 2004; Vice President,
                                                         Product Strategy & Development of Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and of the Liberty
                                                         All-Star Funds from August 1999 to February 2001; Audit Manager at
                                                         Deloitte & Touche LLP from May 1997 to August 1999).

J. Kevin Connaughton (Age 40)                            President of the Columbia Funds since February 27, 2004; Treasurer of the
One Financial Center                                     Columbia Funds and of the Liberty All-Star Funds since December 2000;
Boston, MA 02111                                         Vice President of the Advisor since April 2003 (formerly Chief Accounting
Treasurer (since 2000) and                               Officer and Controller of the Liberty Funds and Liberty All-Star Funds
President (since 2004)                                   from February 1998 to October 2000); Treasurer of the Galaxy Funds since
                                                         September 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund,
                                                         LLC since December 2002 (formerly Vice President of Colonial from
                                                         February 1998 to October 2000).

David A. Rozenson (Age 50)                               Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                     December 2003; Senior Counsel, Bank of America Corporation (formerly
Boston, MA 02111                                         FleetBoston Financial Corporation) since January 1996; Associate General
Secretary (since 2003)                                   Counsel, Columbia Management Group since November 2002.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                DOUGLAS A. HACKER
                              JANET LANGFORD KELLY
                                RICHARD W. LOWRY
                                WILLIAM E. MAYER
                                CHARLES R. NELSON
                                JOHN J. NEUHAUSER
                               PATRICK J. SIMPSON
                                THOMAS E. STITZEL
                               THOMAS C. THEOBALD
                                ANNE-LEE VERVILLE
                              RICHARD L. WOOLWORTH


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                   CMC-02/526S-0804 (09/04) 2575


A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) at www.columbiamanagement.com and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2004 and July 31, 2003 are approximately as follows:

                     2004               2003
                     $ 357,600          $ 211,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit fees during the fiscal year ended July 31, 2004 include the audit of 15 series of the registrant. Audit fees during the fiscal year ended July 31, 2003 include the audit of 12 series of the registrant, five of which had commenced operations on May 5, 2003.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2004 and July 31, 2003 are approximately as follows:

                     2004               2003
                     $ 49,000           $ 24,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2004 represents 14 series of the registrant, while fiscal year 2003 includes seven series of the registrant.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended July 31, 2004 and July 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended July 31, 2004 and July 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended July 31, 2004 and July 31, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2004 and July 31, 2003 are approximately as follows:

                     2004               2003
                     $ 43,500           $ 10,300

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 primarily consist of the review of annual tax returns (12 series in fiscal year 2004 and seven series in fiscal year 2003), while fiscal year 2004 also includes the review of calculations of required shareholder distributions for seven series, tax research and consultation and assistance with foreign tax filings.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended July 31, 2004 and July 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended July 31, 2004 and July 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended July 31, 2004 and July 31, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2004 and July 31, 2003 are as follows:

                     2004               2003
                     $ 0                $ 0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended July 31, 2004 and July 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended July 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000. During the fiscal year ended July 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended July 31, 2004 and July 31, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through July 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

   - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
   - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
   - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
   - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.    REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

   -   A general description of the services, and
   -   Actual billed and projected fees, and
   - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended July 31, 2004 and July 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2004 and July 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommended by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  CMG Fund Trust
            ------------------------------------------------------------


By (Signature and Title)      /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                              J. Kevin Connaughton, President and Treasurer


Date                          September 27, 2004
    --------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)      /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                              J. Kevin Connaughton, President and Treasurer


Date                          September 27, 2004
    --------------------------------------------------------------------